- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

    Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

    Payment of Filing Fee (Check the appropriate box):
[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[X] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
       $29,280
       ----------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:
       Preliminary Proxy Statement on Schedule 14A
       ----------------------------------------------------------------------

    3) Filing Party:
       Plasma & Materials Technologies, Inc.
       ----------------------------------------------------------------------

    4) Date Filed:
       August 9, 1996
       ----------------------------------------------------------------------

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

                [LOGO OF PLASMA & MATERIALS TECHNOLOGIES, INC.]
                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                              9255 DEERING AVENUE
                         CHATSWORTH, CALIFORNIA 91311

                                                             September 11, 1996

Dear Shareholder:

  You are cordially invited to attend the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Plasma & Materials Technologies, Inc. ("PMT") to be held at 10:00 a.m., local time, on Thursday, October 10, 1996 at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California.

  At the Annual Meeting, you will be asked (i) to consider and vote to approve the Share Purchase Agreement dated as of July 17, 1996, as amended (the "Share Purchase Agreement"), entered into among PMT, Electrotech Limited ("ET"), Electrotech Equipments Limited ("ETE," and collectively with ET, "Electrotech"), Christopher D. Dobson and the other shareholders of Electrotech, and all transactions contemplated thereby (collectively, the "Acquisition"), pursuant to which PMT will acquire 100% of the outstanding capital stock of Electrotech and, directly or indirectly, each subsidiary thereof for an aggregate of $75,000,000 (reduced by certain amounts to be otherwise paid by PMT pursuant to the Share Purchase Agreement) and 5,600,000 shares of PMT's common stock ("Common Stock"); (ii) to elect six directors of PMT to serve during the ensuing year and until their successors are duly elected and qualified; (iii) to consider and vote to approve the amendment of PMT's 1991 Stock Option Plan to increase the number of shares of Common Stock which may be issued thereunder from 900,000 to 1,300,000 (and to 2,400,000 if the Acquisition occurs); (iv) to consider and vote to ratify the appointment of Ernst & Young LLP as PMT's independent auditors for the fiscal year ending December 31, 1996; and (v) to consider and act upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

  The enclosed Proxy Statement contains detailed information concerning the Annual Meeting, including the Acquisition, and all other matters that are scheduled to be addressed at the Annual Meeting. Please give this information careful consideration.

  Whether or not you plan to attend, it is important that your shares are represented at the Annual Meeting. Accordingly, you are requested to promptly complete, sign and date the enclosed proxy card and return it in the envelope provided, which requires no postage if mailed in the United States.

  Thank you for your consideration and your continued support.

                                          Very truly yours,

                                          /s/ Dr. Gregor A. Campbell

                                          Dr. Gregor A. Campbell,
                                          President and Chief Executive Officer

                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                              9255 DEERING AVENUE
                         CHATSWORTH, CALIFORNIA 91311

                               ---------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 10, 1996

TO THE SHAREHOLDERS OF PLASMA & MATERIALS TECHNOLOGIES, INC.

  Notice is hereby given that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Plasma & Materials Technologies, Inc., a California corporation ("PMT"), will be held at 10:00 a.m., local time, on Thursday, October 10, 1996 at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367, to:

    1. Consider and vote to approve the Share Purchase Agreement dated as of July 17, 1996, as amended (the "Share Purchase Agreement"), entered into among PMT, Electrotech Limited ("ET"), Electrotech Equipments Limited ("ETE," and collectively with ET, "Electrotech"), Christopher D. Dobson and the other shareholders of Electrotech, and all transactions contemplated thereby. Pursuant to the terms of the Share Purchase Agreement, PMT will acquire 100% of the outstanding capital stock of Electrotech and, directly or indirectly, each subsidiary thereof for an aggregate of $75,000,000 (reduced by certain amounts to be otherwise paid by PMT pursuant to the Share Purchase Agreement) and 5,600,000 shares of PMT common stock ("Common Stock").
    2. Elect six directors of PMT to serve during the ensuing year and until their successors are duly elected and qualified.
    3. Consider and vote to approve the amendment of PMT's 1991 Stock Option Plan to increase the number of shares of Common Stock which may be issued thereunder from 900,000 to 1,300,000 (and to 2,400,000 if the Acquisition occurs).
    4. Consider and vote to ratify the appointment of Ernst & Young LLP as PMT's independent auditors for the fiscal year ending December 31, 1996.
    5. Consider and act upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

  The Board intends to present Dr. Gregor A. Campbell, John A. Rollwagen, Brian D. Jacobs, G. Bradford Jones, Charles Thompson and Dr. Hiroyuki Mizuno as nominees for election as directors at the Annual Meeting.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the shareholders of record of the Common Stock at the close of business on September 9, 1996 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof.

  PLEASE EXECUTE, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

                                       By order of the Board of Directors,

                                       /s/ John W. LaValle

                                       John W. LaValle,
                                       Vice President, Chief Financial
                                        Officer and Secretary

September 11, 1996

  YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED IN THE ENCLOSED PROXY STATEMENT AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                               ---------------
  REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO JOHN W. LAVALLE, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY, AT THE OFFICES OF PMT, 9255 DEERING AVENUE, CHATSWORTH, CALIFORNIA 91311.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                              9255 DEERING AVENUE
                         CHATSWORTH, CALIFORNIA 91311

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 10, 1996

                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is being furnished to the shareholders of Plasma & Materials Technologies, Inc., a California corporation ("PMT"), in connection with the solicitation by its Board of Directors of proxies to be used at the 1996 Annual Meeting of its shareholders (the "Annual Meeting") to be held on Thursday, October 10, 1996 at 10:00 a.m., local time, at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy utilized at the Annual Meeting were mailed or delivered to the shareholders of the Company on or about September 11, 1996.

MATTERS TO BE CONSIDERED

  At the Annual Meeting, you will be asked (i) to consider and vote to approve the Share Purchase Agreement dated as of July 17, 1996, as amended (the "Share Purchase Agreement"), entered into among PMT, Electrotech Limited ("ET"), Electrotech Equipments Limited ("ETE," and collectively with ET, "Electrotech"), Christopher D. Dobson and the other shareholders of Electrotech and all transactions contemplated thereby (collectively, the "Acquisition"), pursuant to which PMT will acquire 100% of the outstanding capital stock of Electrotech and, directly or indirectly, each subsidiary thereof for an aggregate of $75,000,000 (reduced by certain amounts to be otherwise paid by PMT pursuant to the Share Purchase Agreement) and 5,600,000 shares of PMT common stock ("Common Stock"); (ii) to elect six directors of PMT to serve during the ensuing year and until their successors are duly elected and qualified; (iii) to consider and vote to approve the amendment of PMT's 1991 Stock Option Plan to increase the number of shares of Common Stock which may be issued thereunder from 900,000 to 1,300,000 (and to 2,400,000 if the Acquisition occurs); (iv) to consider and vote to ratify the appointment of Ernst & Young LLP ("Ernst & Young") as PMT's independent auditors for the fiscal year ending December 31, 1996; and (v) to act upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

RECORD DATE AND VOTING

  The directors have fixed the close of business on September 9, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Only holders of record of Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 8,692,132 shares of Common Stock.

QUORUM AND VOTING MATTERS

  The holders of record of a majority of the combined voting power of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. As to all matters except the election of directors, each shareholder is entitled to one vote for each share of Common Stock held. Each holder of Common Stock voting in the election of directors may, upon request, cumulate such holder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such holder, or distribute such holder's votes on the same principle among as many candidates as the holder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless, pursuant to the Bylaws of the Company, the candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the vote for directors of the shareholder's intention to cumulate such shareholder's votes.

  All properly executed proxies that are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. Subject to the "Broker Non-Vote" restrictions discussed below, proxies containing no instructions regarding the proposals specified in the form of proxy will be voted for approval of each of the matters scheduled to be considered at the Annual Meeting as well as in accordance with the recommendation of PMT's Board of Directors on all other matters. Any shareholder signing a proxy has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by delivering a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTE REQUIRED

  Approval of each of "Proposal No. 1--The Acquisition" and "Proposal No. 3-- Amendment of PMT's 1991 Stock Option Plan" requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. As a consequence, abstentions will have the effect of a negative vote. See "Proposal No. 1--The Acquisition" and "Proposal No. 3-- Amendment of PMT's 1991 Stock Option Plan." With respect to the election of directors, the six nominees who receive the greatest number of votes cast for the election of those directorships shall become directors at the conclusion of the tabulation of the votes. See "Proposal No. 2--Election of Directors."

SOLICITATION OF PROXIES AND EXPENSES

  PMT will bear the cost of the solicitation of proxies from its shareholders. In addition to solicitation by mail, the directors, officers and employees of PMT may solicit proxies from shareholders by telephone, telegram, letter or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such shareholders, and PMT will reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. PMT has not presently engaged any third party to assist in the solicitation of proxies and to distribute materials to brokerage houses, banks, custodians and other nominee holders. If PMT engages the services of a third party proxy solicitor with respect to the matters set forth in this Proxy Statement, all costs and expenses thereof will be paid for by PMT.

EFFECT OF BROKER NON-VOTES

  "Broker Non-Votes" occur when a broker holding shares of Common Stock in street name withholds its vote on certain "non-routine" matters because the broker has not received instructions from the beneficial owner of those shares and does not have discretionary authority to vote on such non-routine matters without specific instructions. Brokers holding shares in street name must receive specific instructions from the beneficial owners in order to have the authority to vote, in person or by proxy, on certain "non-routine" matters. When a beneficial owner does not give specific instructions to the broker, the broker, as the holder of record, is entitled to vote only on "routine" matters and must withhold its votes as to any non-routine matters. Where a proxy solicitation includes a non-routine proposal and the broker does not receive specific instructions from the beneficial owner, the resulting proxy is considered a "limited proxy." Shares represented by limited proxies are considered present for quorum purposes, but are not considered present for purposes of determining the total number of shares with voting power present with regard to a non-routine proposal. The resulting Broker Non-Vote of such a limited proxy will not be counted for or against such non-routine proposal.

  "Proposal No. 1--The Acquisition" and "Proposal No. 3--Amendment of PMT's 1991 Stock Option Plan" are non-routine proposals. Approval of each of Proposal No. 1 and Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. The effect of a limited proxy will be that Broker Non-Votes will be treated as votes against Proposal No. 1 and Proposal No. 3. "Proposal No. 2--Election of Directors" is a "routine" matter upon which brokers can cast votes with or without specific instructions from the beneficial holders and are thus counted for purposes of determining whether Proposal No. 2 has been approved.

  The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq"). On September 9, 1996, the closing price for a share of Common Stock on Nasdaq was $11.625.

  The principal executive offices of PMT are located at 9255 Deering Avenue, Chatsworth, California 91311, and its telephone number is (818) 886-8000.

  The information set forth in this Proxy Statement concerning Electrotech has been furnished by Electrotech.

                               ----------------

               THIS PROXY STATEMENT IS DATED SEPTEMBER 11, 1996.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Available Information................   5
Summary..............................   6
  The Companies......................   6
  Meeting of Shareholders of PMT.....   6
  The Acquisition....................   8
  Summary Financial and Pro Forma
   Data..............................  12
Risk Factors.........................  14
Proposal No. 1--The Acquisition......  20
 General Information.................  20
   Background of the Acquisition.....  20
   Rationale for the Acquisition.....  21
   Opinion of Financial Advisor......  21
   Management After the Acquisition..  23
   Prior Relationships Between the
    Companies........................  24
   Security Ownership of Certain
    Beneficial Owners and Management
    After the Acquisition............  24
 Terms of the Acquisition and Related
  Transactions.......................  25
   Structure of the Acquisition......  25
   Purchase Price....................  25
   Effectiveness of the Acquisition..  26
   Conditions to the Acquisition.....  26
   Representations and Warranties....  27
   Limited Survival of
    Representations and Warranties...  29
   Indemnification...................  30
   Conduct of Business Prior to the
    Acquisition......................  30
   Additional Covenants of the
    Parties..........................  31
   Certain Payments at Closing.......  32
   Pre-Closing Electrotech Dividends.  33
   Termination, Amendment and Waiver.  33
   Termination Fee and Certain
    Acquisition Expenses.............  33
   Effect of Termination.............  34
   Related Agreements................  34
 Certain Other Items Related to the
  Acquisition........................  35
   Accounting Treatment..............  35

                                      PAGE
                                      ----
   Federal Income Tax Consequences..   35
   Governmental and Regulatory
    Approvals.......................   36
   Terms of the Private Financing;
    Working Capital.................   36
   Restrictions on Transfer of
    Shares..........................   36
Dissenting Shareholders' Rights
 of Appraisal.......................   37
Selected Consolidated Financial Data
 of PMT.............................   39
Management's Discussion and Analysis
 of Financial Condition and Results
 of Operations of PMT...............   40
Selected Combined Financial Data of
 Electrotech........................   46
Management's Discussion and Analysis
 of Financial Condition and Results
 of Operations of Electrotech.......   47
Pro Forma Financial Information.....   52
Business............................   57
  Semiconductor Industry Overview...   57
  Semiconductor Manufacturing ......   57
  Deposition Technologies...........   57
  Etch Technologies.................   58
  Combined Product Offerings........   59
  Business of PMT...................   59
  Business of Electrotech...........   68
Price Range of Common Stock.........   75
Management..........................   76
  Management of PMT.................   76
  Management of Electrotech.........   83
Principal Shareholders of PMT.......   84
Proposal No. 2 -- Election of
 Directors..........................   85
Proposal No. 3 -- Amendment of PMT's
 1991 Stock Option Plan.............   88
Proposal No. 4 -- Ratification of
 the Appointment of Ernst & Young as
 Independent Auditors...............   93
Other Business......................   94
Submission of Shareholder Proposals.   94
Annual Reports......................   95
Index to Financial Statements.......  F-1

Annex A--Share Purchase Agreement dated as of July 17, 1996, as amended, among
        PMT, ET, ETE, Christopher D. Dobson and the Other Shareholders of ET and ETE.
Annex B--Opinion of Salomon Brothers Inc.
Annex C--PMT's 1991 Stock Option Plan.
Annex D--Amendment of PMT's 1991 Stock Option Plan.
Annex E--General Corporation Law of California, Chapter 13, Dissenters'
Rights.

                             AVAILABLE INFORMATION

  PMT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Copies of such reports, proxy statements and other information filed by PMT can be inspected and copied at the Securities and Exchange Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the public reference facilities maintained by the Commission at its regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such reports, proxy statements and other information concerning PMT are also available for inspection at the library of Nasdaq at 1735 K Street, N.W., Washington, D.C. 20006. The Commission maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information concerning PMT, which files electronically with the Commission.

                               ----------------

  The following companies are mentioned in this Proxy Statement: Alcan-Tech Co., Inc. ("Alcan-Tech"), Anelva Corporation, a subsidiary of NEC Corporation ("NEC Anelva"), Applied Materials, Inc. ("Applied Materials"), AT&T Corp. ("AT&T"), Brooks Automation, Inc. ("Brooks Automation"), Canon Sales Co., Inc. ("Canon Sales"), Dallas Semiconductor Corporation ("Dallas Semiconductor"), Daewoo Corp. ("Daewoo"), Fujitsu Ltd. ("Fujitsu"), GEC Plessey Semiconductor Ltd. ("GEC Plessey"), Hitachi, Ltd. ("Hitachi"), Hyundai Corp. ("Hyundai"), International Business Machines Corporation ("IBM"), Lam Research Corporation ("Lam Research"), Leybold AG ("Leybold"), LG International America ("LG Semicon"), LSI Logic Corporation ("LSI Logic"), Matsushita Electronics Industrial Co. Ltd. ("Matsushita"), Metron Semiconductors Europe, B.V. ("Metron"), Micron Technology, Inc. ("Micron Technology"), Mitsubishi Electric ("Mitsubishi"), Motorola, Inc. ("Motorola"), Material Resources Corp. ("MRC"), NEC Corporation ("NEC"), Novellus Systems, Inc. ("Novellus"), OKI Electric Industry Co., Ltd. ("OKI"), Olivetti SpA ("Olivetti"), Philips Electronics NG ("Philips"), Plasma-Therm, Inc. ("Plasma-Therm"), RF Power Products, Inc. ("RF Power Products"), Ricoh Co. Ltd. ("Ricoh"), Samsung Co. Ltd. ("Samsung"), Siemens AG ("Siemens"), SEMATECH, INC. ("SEMATECH"), Sharp Corp. ("Sharp"), Sony Corporation ("Sony"), Techlink Semiconductor Co., Ltd. ("Techlink"), TEMIC Group ("TEMIC"), Texas Instruments Incorporated ("Texas Instruments"), Tokyo Electron Ltd. ("Tokyo Electron"), Toshiba Corporation ("Toshiba"), Tower Semiconductor ("Tower Semiconductor"), TriQuint Semiconductor, Inc. ("TriQuint"), Varian Associates, Inc. ("Varian"), Ulvac Japan, Ltd. ("Ulvac") and Watkins-Johnson ("Watkins-Johnson").

                                    SUMMARY

  The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary does not contain a complete statement of all material features of the proposals to be voted on and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and in the accompanying Annexes.

THE COMPANIES

PMT.......................  Plasma & Materials Technologies, Inc., a California
                            corporation ("PMT"), designs, manufactures and mar-kets advanced high density, low pressure plasma sources, process modules and plasma processing sys-tems. These products are used for etch and chemical vapor deposition (CVD) applications and are sold to semiconductor manufacturers worldwide. PMT's prin-cipal executive offices are located at 9255 Deering Avenue, Chatsworth, California 91311 and its tele-phone number is (818) 886-8000. See "Business-- Business of PMT."

Electrotech...............  Electrotech Limited ("ET") and Electrotech
                            Equipments Limited ("ETE") are each United Kingdom corporations. ET, ETE and the direct and indirect subsidiaries thereof are sometimes collectively referred to in this Proxy Statement as "Electrotech." Electrotech designs, manufactures and markets semiconductor fabrication equipment for the worldwide semiconductor manufacturing industry. Electrotech's proprietary products are targeted for the physical vapor deposition (or sputtering), CVD and etch semiconductor manufacturing markets. Electrotech's principal executive offices are located at Ringland Way, Newport, Gwent, NP6 2TA, UK and its telephone number is 011-44-1633-414000. See "Business--Business of Electrotech." Christopher D. Dobson is one of the founders, the principal shareholder and Chairman of the Board of ET and ETE.

MEETING OF SHAREHOLDERS OF PMT

Time, Date, Place and       The 1996 Annual Meeting of Shareholders of PMT (the
Purpose...................  "Annual Meeting") will be held on Thursday, October
                            10, 1996 at 10:00 a.m., local time, at the Warner
                            Center Marriott located at 21850 Oxnard Street,
                            Woodland Hills, California 91367.

                            At the Annual Meeting, PMT shareholders will be asked to: (i) consider and vote to approve the Share Purchase Agreement dated as of July 17, 1996, as amended (the "Share Purchase Agreement"), en-tered into among PMT, Electrotech, Christopher D. Dobson and the other shareholders of Electrotech (collectively, with Mr. Dobson, the "Electrotech Shareholders"), and all transactions contemplated thereby (collectively, the "Acquisition"), pursuant to which PMT will acquire 100% of the outstanding capital stock of Electrotech and, directly or indi-rectly, each subsidiary thereof (the "Electrotech Shares") for an aggregate of $75,000,000 (reduced by certain amounts to be otherwise paid by PMT pur-suant to the Share Purchase Agreement) and 5,600,000 shares of PMT common stock, no par value per share ("Common Stock"); (ii) elect six direc-tors of PMT to serve during the ensuing year and until their successors are duly elected and qualified;
                            (iii) consider and vote to approve the amendment of PMT's 1991 Stock Option Plan to increase the number of shares of Common Stock which may be issued thereunder from 900,000 to 1,300,000 (and to 2,400,000 if the Acquisition occurs); (iv) consider and vote to ratify the appointment of Ernst & Young LLP as PMT's independent auditors for the fiscal year ending December 31, 1996; and (v) consider and act upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Record Date; Quorum; Vote
 Required; Dissenters'
 Rights...................  The record date for determining the shareholders of
                            PMT entitled to vote upon the matters set forth in this Proxy Statement is September 9, 1996 (the "Record Date").

                            The presence, either in person or by properly des-ignated proxy, at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at such Meeting is necessary to constitute a quorum.

                            Under Section 1201 of the California Corporations Code, the Acquisition requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Additionally, due to the number of shares of Common Stock to be issued to the Electrotech Shareholders by PMT in the Acquisition, shareholder approval is required pursuant to Rule 4460(i)(1)(C)(ii), prom-ulgated pursuant to Article VII of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD").

                            Pursuant to Chapter 13 of the California
                            Corporations Code, holders of Common Stock generally will be entitled to obtain an appraisal of the fair value of their respective shares only if demands for payment are filed with respect to 5% or more of the outstanding shares of Common Stock. Holders of shares subject to certain transfer restrictions may obtain such appraisal without regard to such 5% requirement. It is a condition to the consummation of the Acquisition that holders of less than 5% of the outstanding shares of Common Stock have perfected dissenters' rights. See "Dissenting Shareholders' Right of Appraisal."

                            As of September 9, 1996 the directors and officers of PMT beneficially owned 2,246,012 outstanding shares of Common Stock (representing approximately 25.1% of the outstanding shares of Common Stock). All such directors and officers intend to vote in favor of the Acquisition.

                            ET and ETE are private, closely held corporations. The execution of the Share Purchase Agreement served as the approval of the Acquisition by the Electrotech Shareholders and no other formal meet-ing of the Electrotech Shareholders will be held.

THE ACQUISITION

Risks of the Acquisition..  The Acquisition involves certain risks, including without limitation, those risks associated with the cyclicality of the semiconductor industry (including the current industry downturn), the development and acceptance of new products and systems, the rapid pace of technological change, the effect of many business factors on quarterly operating results, the highly competitive nature of the semiconductor equipment industry, the combination of PMT and Electrotech, lengthy sales cycles for PMT's and Electrotech's products, the importance of key personnel to PMT and Electrotech, the increase in international exposure, the importance of intellectual property rights to PMT and Electrotech, future capital needs, environmental regulations, customer concentration, dilution in the ownership of PMT, shares available for resale and volatile stock prices. For a complete discussion of the risk factors relating to the matters described in this Proxy Statement, see "Risk Factors."

Effect of Acquisition.....  Upon consummation of the Acquisition, each of ET and ETE, together with a United States subsidiary of ETE, will become a direct, wholly-owned subsidi-ary of PMT. All other subsidiaries of ET and ETE will become indirect wholly-owned subsidiaries of PMT.

Effective Date of the       The Acquisition will be effective on the date upon
Acquisition...............  which the closing contemplated by the Share Pur-
                            chase Agreement occurs (the "Closing Date"). The
                            Closing Date is currently expected to be on or about Friday, October 11, 1996, and is subject to the satisfaction or waiver of the conditions prece-dent to the Acquisition set forth in the Share Pur-chase Agreement. See "Proposal No. 1--The Acquisi-tion--Terms of the Acquisition and Related Transac-tions--Effectiveness of the Acquisition" and "--
                            Conditions to the Acquisition."

Terms of the Acquisition..  PMT will acquire all of the Electrotech Shares outstanding for an aggregate of $75,000,000 in cash (reduced by certain amounts to be otherwise paid by PMT pursuant to the Share Purchase Agreement) and 5,600,000 shares of Common Stock, which shares will be newly issued at such time. For further discussion of the various reductions from the cash portion of the purchase price for the Electrotech Shares, see "Proposal No. 1--The Acquisition--Terms of the Acquisition and Related Transactions-- Purchase Price," and "--Certain Payments at Closing."

                            Based upon the Common Stock outstanding as of the Record Date, and assuming that no outstanding PMT warrants or stock options are exercised prior to the Acquisition, 14,292,132 shares of Common Stock will be outstanding upon consummation of the Acqui-sition, of which 5,600,000 shares (approximately 39.2% of the total number of shares of Common Stock outstanding) will be held in the aggregate by the Electrotech Shareholders and of which 4,853,334 shares (approxi-mately 34.0%) will be held by Mr. Dobson. See "Pro-posal No. 1--The Acquisition--Terms of the Acquisi-tion and Related Transactions--Purchase Price."

Terms of the Private
 Financing; Working
 Capital..................  As a condition to the consummation of the Acquisi-
                            tion, the Share Purchase Agreement contemplates that, among other things, PMT will have issued and sold at least $50,000,000 in convertible subordi-nated notes (the "Convertible Notes") to qualified institutional buyers (the "Private Financing") pur-suant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or to other available applicable exemptions under the Se-curities Act. See "Proposal No. 1--The Acquisi-tion--Terms of the Acquisition and Related Transac-tions--Conditions to the Acquisition." PMT antici-pates that it will issue and sell approximately $65,000,000 in principal amount of Convertible Notes in the Private Financing, and that the Con-vertible Notes will be on terms and subject to con-ditions to be negotiated between PMT and the pur-chasers thereof. The initial purchasers of the Con-vertible Notes will be granted an over-allotment option with respect to an additional $9,750,000 in principal amount of Convertible Notes, which option will be exercisable by such initial purchasers within 30 days of the date of issuance of the Con-vertible Notes. PMT believes that the amounts raised in the Private Financing plus other sources of capital available to PMT will be sufficient to pay the cash portion of the purchase price for the Electrotech Shares and to satisfy the condition in the Share Purchase Agreement requiring that the cash and cash equivalents and assets, plus amounts then immediately available for additional borrowings under credit agreements of PMT and Electrotech at the Closing, on a consolidated pro forma basis after giving effect to the Acquisition, will not be less than $35,000,000 (the "Working Capital Condition"). See "Proposal No. 1--The Ac-quisition--Certain Other Items Related to the Ac-quisition--Terms of the Private Financing; Working Capital."

Restrictions on Transfer
of Shares.................  The shares of Common Stock issued in the Acquisi-
                            tion will be subject to restrictions on transfera-bility. In that regard, 746,666 of such shares of Common Stock may be sold in the public securities markets on and after the date that is 40 days from the Closing Date, pursuant to Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). Subject to certain volume restrictions im-posed by Rule 144 under the Securities Act, after such date, Mr. Dobson will also be permitted to sell a certain number of the 4,853,334 shares of Common Stock to be issued to him in the Acquisi-tion. In connection with the Private Financing, the Electrotech Shareholders have agreed not to sell any of the shares of Common Stock received by them in the Acquisition for 90 days from the Closing Date. Additionally, on and after the first anniver-sary of the Closing Date, Mr. Dobson has the right to request the registration of such shares of Com-mon Stock and also has the right to participate in any other registration statement filed by PMT after such date. See "Proposal No. 1--The Acquisition-- Terms of the Acquisition and Related Transactions-- Related Agreements."

Recommendation of the
 Board of PMT.............  PMT'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED
                            THE SHARE PURCHASE AGREEMENT, HAS DETERMINED THAT THE ACQUISITION AND ALL OTHER TRANSACTIONS CONTEMPLATED THEREBY ARE IN THE BEST INTEREST OF PMT AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 1. For a discussion of the reasons considered by PMT's Board of Directors in approving the Share Purchase Agreement, the Acquisition and all related transactions, see "Proposal No. 1--The Acquisition--General Information--Rationale for the Acquisition."

Opinion of Financial
 Advisor..................  Salomon Brothers Inc ("Salomon Brothers") has been retained by the PMT Board of Directors to act as its financial advisor in connection with the Acqui-sition. Salomon Brothers has delivered to the PMT Board of Directors its written opinion, dated July 5, 1996, to the effect that, as of such date and based upon and subject to the matters described therein, the proposed Acquisition is fair to PMT and its shareholders from a financial point of view. Reference is made to the full text of such opinion, a copy of which is set forth in Annex B in its entirety. PMT shareholders are urged to read this opinion carefully for a description of the procedures followed, the factors considered and the assumptions made by Salomon Brothers. See "Proposal No. 1--The Acquisition--General Information--Opin-ion of Financial Advisor."

The Board of Directors
 and Management of PMT
 Following the
 Acquisition..............  It is a condition to the consummation of the Acqui-
                            sition that Christopher D. Dobson and Nigel Wheeler (the Chairman and Chief Executive Officer, respec-tively, of Electrotech) be elected to the Board of Directors of PMT. See "Proposal No. 1--The Acquisi-tion--Terms of the Acquisition and Related Transac-tions--Conditions to the Acquisition." Following the Acquisition, the current officers and directors of PMT are expected to remain officers and direc-tors of PMT, except that Dr. Gregor Campbell, pres-ently the President and Chief Executive Officer of PMT, will relinquish his position as President, and James Marshall, presently Executive Vice President and Chief Operating Officer of PMT, will relinquish his position as Chief Operating Officer and will assume the role of Executive Vice President, Opera-tions and General Manager, Etch. Mr. Dobson will be elected Vice Chairman of the Board of Directors of PMT and Mr. Wheeler will be elected President and Chief Operating Officer of PMT.

Conditions to the
 Acquisition;
 Termination..............  The consummation of the Acquisition is subject to a number of conditions, including without limitation
                            (a) a condition requiring the approval, by a major-ity of the outstanding shares of Common Stock, of the Share Purchase Agreement and the transactions contemplated thereby (including the Acquisition),
                            (b) a condition that holders of less than 5% of such outstanding shares file demands for ap-praisal as dissenting shareholders, (c) a condition relating to the Private Financing and (d) the Work-ing Capital Condition, which conditions, if not fulfilled or waived, permit termination of the Share Purchase Agreement. See "Proposal No. 1--The Acquisition--Terms of the Acquisition and Related Transactions--Conditions to the Acquisition." The Share Purchase Agreement may also be terminated by consent of the parties. Except under certain cir-cumstances, upon a termination of the Share Pur-chase Agreement, PMT is required to pay a fee of $1,000,000 to Electrotech and to reimburse certain costs and expenses incurred by Electrotech. See "Proposal No. 1--The Acquisition--Terms of the Acquisition and Related Transactions--Termination Fee and Certain Acquisition Expenses."

Government and Regulatory
 Approvals................  PMT and Electrotech are not aware of any governmental or regulatory approvals required for consummation of the Acquisition, although it is a condition to the obligations of the Electrotech Shareholders to consummate the Acquisition that the Electrotech Shareholders have obtained tax clearance from certain U.K. taxing authorities. See "Proposal No. 1--The Acquisition--Terms of the Acquisition and Related Transactions--Conditions to the Acquisition."

Electrotech Financial
 Data.....................  The financial data presented with respect to
                            Electrotech is set forth in British pounds ster-ling, unless the context indicates otherwise and in accordance with UK GAAP. When such financial data is set forth in U.S. dollars, a currency transla-tion rate of (Pounds)1 to $1.53, with respect to the financial data presented for the six month pe-riod ended June 30, 1996, and (Pounds)1 to $1.55, with respect to the financial data presented for the twelve month period ended December 31, 1995, has been employed.

Accounting Treatment......  The Acquisition will be treated as a purchase for accounting purposes.

Federal Income Tax
 Consequences.............  The Acquisition will not have any U.S. federal, state or local income tax effect on any PMT share-holder, unless such shareholder exercises dissent-ers' rights. See "Dissenting Shareholders' Rights of Appraisal."

OTHER PROPOSALS...........  For a description of all other proposals to be considered by PMT shareholders at the Annual
                            Meeting, see "Proposal No. 2--Election of
                            Directors," "Proposal No. 3--Amendment of PMT's 1991 Stock Option Plan" and "Proposal No. 4-- Ratification of the Appointment of Ernst & Young as Independent Auditors."

                      SUMMARY FINANCIAL AND PRO FORMA DATA

                                      PMT

                                                        TEN MONTHS       TWELVE
                                                           ENDED         MONTHS     YEAR    SIX MONTHS ENDED
                           YEAR ENDED FEBRUARY 28,    DECEMBER 31,(1)    ENDED     ENDED        JUNE 30,
                          --------------------------  ----------------  DEC. 31,  DEC. 31,  ------------------
                           1992     1993      1994     1993     1994    1994(1)   1995(2)     1995      1996
                          ------- --------  --------  -------  -------  --------  --------  --------  --------
                               (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AND RATIO INFORMATION)
STATEMENTS OF
 OPERATIONS:
Revenues:
 Product sales..........  $ 1,376 $  4,215  $  6,244  $ 4,435  $ 8,005  $ 9,813   $20,890   $  7,092  $ 17,946
 License revenue........    2,000      --      1,900    1,900      700      700       400        400       --
 Contract revenue.......      --       --        --       --       --       --        --         --        849
                          ------- --------  --------  -------  -------  -------   -------   --------  --------
 Total revenue..........    3,376    4,215     8,144    6,335    8,705   10,513    21,290      7,492    18,795
Income (loss) from
 operations.............      325   (2,251)   (1,151)    (757)  (3,665)  (4,058)     (364)    (1,034)    1,841
Net income (loss).......      128   (2,319)   (1,397)  (1,006)  (3,740)  (4,128)      118     (1,182)    2,621
Net income (loss) per
 share(3)...............                                       $ (0.75) $ (0.82)  $  0.02   $  (0.24) $   0.29
Number of shares used in
 per share computation,
 in thousands(3)........                                         5,013    5,013     6,593      5,023     9,131
Ratio of earnings to
 fixed charges(4).......                                                             1.28                17.78

                                                          JUNE 30, 1996
                                                  ------------------------------
                                                  (IN THOUSANDS OF U.S. DOLLARS)
BALANCE SHEET DATA:
Working capital.................................             $46,316
Total assets....................................              66,981
Long-term debt (capital lease obligations), less
 current portion................................                 434
Shareholders' equity............................              56,149

- --------
(1) During 1994, PMT changed its fiscal year end from the last day of February to December 31. Information for the twelve months ended December 31, 1994 (unaudited) is provided for comparison to the information for the year ended December 31, 1995. Information for the ten months ended December 31, 1993 (unaudited) is provided for comparison to the information for the ten months ended December 31, 1994.
(2) On August 29, 1995, PMT completed its initial public offering, resulting in approximately $40,093,235 of net proceeds to PMT. The funds have been used to cover PMT's working capital needs, its investment in evaluation systems and capital expenditures, and to continue to expand its research and development and operational activities.
(3) See Note 1 of Notes to Consolidated Financial Statements for an explanation of the method used to determine the number of shares used to compute per share amounts.
(4) For purposes of computing the ratio of earnings to fixed charges, "earnings" consist of income from operations before income taxes plus fixed charges, and "fixed charges" consist of interest expense plus an allocation of a portion of rent expense representing interest.

                                 ELECTROTECH(1)

                                                    YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------
                              1992            1993           1994           1995           1996
                         --------------  -------------- -------------- -------------- --------------
                                                (IN THOUSANDS OF BRITISH POUNDS)
PROFIT AND LOSS ACCOUNT
 DATA:
Revenues................ (Pounds)13,919  (Pounds)16,547 (Pounds)23,807 (Pounds)34,496 (Pounds)49,012
Income (loss) from
 operations.............         (1,842)          1,556          1,818          4,446         10,637
Net income(2)...........          1,324             834            989          5,518          6,307

                                                         JUNE 30, 1996
                                                --------------------------------
                                                (IN THOUSANDS OF BRITISH POUNDS)
BALANCE SHEET DATA:
Working capital................................          (Pounds)16,422
Total assets...................................                  51,030
Long-term debt, less current portion...........                     948
Shareholders' equity...........................                  26,621

- --------
(1) The summary financial data of Electrotech is derived from historical financial statements prepared under accounting principles generally accepted in the U.K.

(2) Included in net income for the year ended June 30, 1995 is (Pounds)3,076,000 of profit ((Pounds)5,040,000 before taxes) related to the sale of Surface Technology Systems Limited in March 1995, and included in net income for the year ended June 30, 1992 is (Pounds)3,104,000 of profit ((Pounds)4,652,000 before taxes) related to the sale of Plasma Products Limited.

              SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

  The summary unaudited pro forma combined financial data has been derived from the unaudited pro forma financial statements and the notes thereto included elsewhere in this document and should be read in conjunction with those financial statements and notes. The summary unaudited pro forma combined financial data does not purport to be indicative of future operations and should not be construed as representative of future operations of the combined companies.

                               TWELVE MONTH PERIOD ENDED              SIX MONTH PERIOD ENDED
                                  DECEMBER 31, 1995(1)                   JUNE 30, 1996(1)
                               -------------------------              ----------------------
                           (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AND RATIO INFORMATION)
PRO FORMA COMBINED
 STATEMENTS OF OPERATIONS
 DATA FOR PMT AND
 ELECTROTECH:
 Revenues................               $75,673                                $66,143
 Cost of sales...........                37,207                                 31,583
 Research and
  development............                12,969                                  9,220
 Sales, general and
  administrative.........                18,138                                 11,506
 Amortization of
  intangibles............                 5,817                                  2,909
 Income from operations..                 1,542                                 10,925
 Net income (loss).......                  (578)                                 4,910
 Net income (loss) per
  share..................                 (0.05)                                  0.33
 Number of shares used in
  per share computation,
  in thousands...........                12,193                                 14,731
 Ratio of earnings to
  fixed charges(2).......                  1.54                                   3.24

                                                        JUNE 30, 1996(1)
                                                 ------------------------------
                                                 (IN THOUSANDS OF U.S. DOLLARS)
PRO FORMA COMBINED BALANCE SHEET DATA FOR PMT
 AND ELECTROTECH:
 Working capital................................            $ 50,830
 Total assets...................................             181,184
 Long-term debt and capital lease obligations,
  less current portion..........................              66,891
 Total shareholders' equity(3)..................              45,849

- --------
(1) The unaudited pro forma combined balance sheet data assumes the Acquisition and related financing of the Acquisition, through the issuance of $65,000,000 of Convertible Notes, took place on June 30, 1996, and combines PMT's June 30, 1996 balance sheet data with Electrotech's June 30, 1996 balance sheet data using the purchase method of accounting. The unaudited pro forma statements of operations data assumes that the Acquisition and related financing took place as of the beginning of each of the periods presented using the allocation of the purchase information calculated as of June 30, 1996, and combines the statement of operations data for PMT and the profit and loss accounts data for Electrotech for the twelve month period ended December 31, 1995 and for the six month period ended June 30, 1996. See "Pro Forma Financial Information." The underlying financial data of Electrotech used to develop the pro forma combined financial data has been converted to U.S. dollars using a conversion rate of $1.53 U.S. to (Pounds)1 sterling at June 30, 1996 and $1.55 U.S. to (Pounds)1 sterling at December 31, 1995, and to US GAAP for purposes of comparison.
(2) For purposes of computing the ratio of earnings to fixed charges, "earnings" consist of income from operations before income taxes plus fixed charges, and "fixed charges" consist of total interest expense plus an allocation of a portion of rent expense representing interest. Such ratio assumes the issuance of a principal amount of $65 million of Convertible Notes with an interest rate of 7.5%. Assuming that the initial purchasers' over-allotment is exercised and an aggregate of $74,750,000 in principal amount of Convertible Notes is issued, the ratio of earnings to fixed charges would be 1.44 and 3.00 for the twelve month period ended December 31, 1995 and the six month period ended June 30, 1996, respectively.
(3) Reflects a one-time, nonrecurring charge of $81 million (which is subject to further refinement) relating to purchased in-process technology of Electrotech. See "Pro Forma Financial Information" and the notes thereto.

  This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are in paragraphs 2, 3, 4, 5 and 6 under "The Acquisition-- General Information--Background of the Acquisition--Rationale for the Acquisition," paragraphs 1, 2, 3, 5, 8 and 9, under "Management's Discussion and Analysis of Financial Condition and Results of Operations of PMT--Results of Operations," paragraphs 2, 3, 5 and 6 of "Management's Discussion and Analysis of Financial Condition and Results of Operations of PMT--Liquidity and Capital Resources," paragraphs 9, 18 and 22 of "Management's Discussion and Analysis of Financial Condition and Results of Operations of Electrotech-- Results of Operations," paragraphs 4, 5 and 6 of "Management's Discussion and Analysis of Financial Condition and Results of Operations of Electrotech-- Liquidity and Capital Resources," in the section "Pro Forma Financial Information" and the notes thereto, in paragraphs 4 and 5 of "Business-- Deposition Technologies," in paragraphs 1, 2 and 3 of "Business--Combined Product Offerings" and paragraphs 16, 25, 32, 37 and 55 of "Business--Business of PMT." Forward-looking statements may also be found in various sections of this Proxy Statement that are not specifically set forth above. Actual results could differ materially from those projected in the forward-looking statements as a result of certain factors, including those set forth below.

                                 RISK FACTORS

  The following factors should be considered carefully in evaluating the proposal to approve the Acquisition. In general, these factors are discussed separately with respect to PMT and Electrotech to the extent deemed appropriate to reflect certain differences in their respective businesses. At the same time, all discussions of the semiconductor and semiconductor equipment industries, and factors affecting semiconductor equipment manufacturers generally, should be considered applicable to both PMT and Electrotech, unless the context otherwise requires. Furthermore, for periods following the Acquisition, references to the products, business, results of operations, financial condition or other factors affecting the combined operations of PMT and Electrotech should be considered to refer to PMT and Electrotech jointly (assuming the consummation of the Acquisition), unless the context otherwise requires.

CYCLICALITY OF SEMICONDUCTOR INDUSTRY

  The semiconductor industry is highly cyclical and has historically experienced periodic downturns, which have been characterized by diminished product demand and production overcapacity. The semiconductor industry is currently experiencing a downturn, which could have a severe adverse effect on the semiconductor industry's demand for semiconductor processing equipment. In certain instances, industry downturns have lasted for extended periods of time. Each of PMT's and Electrotech's operations have been and will continue to be dependent on the current and anticipated market demand for integrated circuits (ICs) and products utilizing ICs that are produced by semiconductor manufacturers. The current weakness in demand in the semiconductor industry, and any continuation of this weakness in the future, is likely to materially and adversely affect each of PMT's and Electrotech's business and results of operations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of PMT--Recent Developments."

DEVELOPMENT AND ACCEPTANCE OF NEW PRODUCTS AND SYSTEMS

  PMT's MORI(TM) source offers an alternative etch environment for the manufacture of ICs to the reactive ion etch (RIE), inductively coupled plasma
(ICP) and electron cyclotron resonance (ECR) etch technology currently used by PMT's competitors.

  While Electrotech sells several proven products, Electrotech's Sigma Forcefill(TM) system incorporates an alternative technology to conventional physical vapor deposition (PVD) techniques by using low resistance aluminum forced by high pressure argon to fill small diameter deep holes and vias on ICs. Electrotech's competitors produce systems that use a conventional chemical vapor deposition (CVD) tungsten system to fill deep holes and vias. Electrotech's Planar 200 Flowfill(TM) system uses a CVD technique applied to silicon dioxide that allows for gap filling and planarization. Competing products include spin on glass (SOG) and high density plasma (HDP) coupled with a chemical mechanical polishing (CMP) process.

  PMT has sold a limited number of its PINNACLE 8000(R) and PINNACLE 8000R(TM) etch systems to a small number of customers. Electrotech's Sigma Forcefill(TM) and Planar 200 Flowfill(TM) are currently at the stage of customer review and evaluation; however, considerable efforts are being applied by Electrotech to attain product functionality and reliability levels acceptable to Electrotech's target markets. To date, the substantial majority of PMT's sales of its etch systems and all of Electrotech's sales of Sigma Forcefill(TM) and Planar 200 Flowfill(TM) systems have been initial purchases by customers of individual systems. Typically, semiconductor manufacturers initially purchase individual systems and deploy them in a development or pre-production environment prior to purchasing multiple systems for production. There can be no assurance that any of such customers will purchase additional systems from either PMT or Electrotech for deployment in production.

  Given that certain of PMT's and Electrotech's systems represent an alternative to conventional etch, PVD and CVD systems currently marketed by competitors, management believes that continued growth depends in large part upon the ability of PMT and Electrotech to gain acceptance of their systems and technology. Due to the substantial investment required by semiconductor manufacturers to install and integrate capital equipment into a semiconductor production line, these manufacturers will tend to choose equipment manufacturers based on past relationships, product compatibility and proven financial performance. Once a semiconductor manufacturer has selected a particular vendor, management believes that the manufacturer generally relies upon the equipment supplied by that vendor for the specific production line application, and frequently will attempt to consolidate its other capital equipment requirements with the same vendor. As a result, semiconductor manufacturers will normally engage in a long period of analysis and planning before determining to convert to a new vendor of capital equipment. Given these factors, there can be no assurance that either PMT or Electrotech will be successful in obtaining broader acceptance of its new systems or of PMT's MORI(TM) source or Electrotech's Forcefill(TM) or Flowfill(TM) technologies.

RAPID TECHNOLOGICAL CHANGE

  The markets in which PMT and Electrotech and their customers compete are characterized by rapidly changing technology, the introduction of alternative technologies, evolving industry standards and continuous improvements in products and services. Management believes that its future success will depend, in part, upon its ability to continue to improve PMT's and Electrotech's systems and process technologies and to develop new technologies and systems which compete effectively on the basis of total cost of ownership and performance and which adequately address customer requirements.

QUARTERLY OPERATING RESULTS AFFECTED BY MANY BUSINESS FACTORS

  PMT has routinely experienced fluctuations in quarterly results and currently derives most of its quarterly revenue from the sale of a small number of etch systems which typically have list prices ranging from approximately $975,000 to $3,100,000. During PMT's last five fiscal quarters, PMT shipped virtually all of its systems in the last week of such quarters. Accordingly, the timing of the shipment of a single PMT system could have a significant impact on PMT's recognition of revenue and its quarterly operating results. Historically, PMT's backlog at the beginning of a quarter has not included all sales required to achieve its sales objectives for that quarter. As of August 31, 1996, backlog was approximately $4.0 million for PMT, as compared to $8.7 million at December 31, 1995. Substantially all of the orders constituting backlog of PMT as of August 31, 1996 will be shipped during PMT's fiscal quarter ending September 30, 1996. PMT's quarterly product sales and operating results have historically depended on the receipt of orders and the shipment of products in that same quarter.

  Electrotech also derives a significant percentage of its quarterly revenues from the shipment of a relatively small number of systems varying in price from approximately $600,000 to $4,000,000. Product sales and operating results for a particular quarter could be adversely affected if an anticipated order for even one PMT or Electrotech system is not received in time to permit shipment during that quarter. A delay in a shipment near the end of a particular quarter may cause product sales in that quarter to fall below expectations, and may thus materially and adversely affect operating results for such quarter, which will have an adverse impact on the market price of the Common Stock. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of PMT--Recent Developments."

  As a result of their continued investments in research, development and engineering, and the development of a worldwide sales and marketing organization, PMT and Electrotech have significant fixed costs that they will not be able to reduce rapidly if their sales goals for a particular period are not met. The impact of this factor on operating results in any future period cannot be forecasted accurately.

HIGHLY COMPETITIVE INDUSTRY

  The markets served by PMT's and Electrotech's products are extremely competitive. Following the Acquisition, PMT and Electrotech will each face significant competition from various suppliers of systems that utilize alternative technologies. In the etch market, PMT's MORI(TM)-based etch systems and Electrotech's etch products face competition from suppliers of RIE systems, including Applied Materials, Lam Research and Tokyo Electron, from ICP-based etch systems marketed by Applied Materials and Lam Research, as well as the ECR-based etch system marketed by Hitachi. Additionally, in the etch market, PMT and Electrotech compete with each other. In the PVD market, Electrotech's Forcefill(TM) technology faces competition from suppliers of aluminum PVD systems, such as Applied Materials, Tokyo Electron, MRC, Varian and Ulvac. In the CVD market, Electrotech's Flowfill(TM) technology faces competition from a number of CVD competitors, including Applied Materials, Lam Research, Novellus and Watkins-Johnson.

  Many of these competitors are substantially larger companies with broader product lines, and have well established reputations in the markets in which PMT and Electrotech compete, longer operating histories, greater experience with high volume manufacturing, broader name recognition, substantially larger customer bases and substantially greater financial, technical and marketing resources than either PMT or Electrotech. Both PMT and Electrotech also face potential competition from new entrants in their respective markets, including established manufacturers in other segments of the semiconductor capital equipment market, who may decide to diversify into the market segments of PMT or Electrotech. There can be no assurance that their competitors will not develop enhancements to or future generations of competitive products that will offer price and performance features superior to those offered by PMT's or Electrotech's systems.

COMBINATION OF PMT AND ELECTROTECH

  The combination of PMT and Electrotech following the Acquisition will result in a significant increase in the number of employees to be employed by PMT and will bring new operating facilities to PMT, most of which are located in the United Kingdom and Europe. While management currently intends to maintain the corporate identities and operations of PMT and Electrotech, seeking only to consolidate their worldwide sales organizations, the combination of PMT and Electrotech may strain available managerial, financial and other resources. There can be no assurance that the combination of PMT and Electrotech will be successfully managed or will not result in significant unforeseen operating expenses.

LENGTHY SALES CYCLE

  Sales of each of PMT's and Electrotech's systems typically involve a lengthy period during which each may expend substantial funds and management effort. Such sales will depend, in significant part, upon the decision of a prospective customer to increase manufacturing capacity or to expand current manufacturing capacity, both of which involve a significant capital commitment by the customer. The amount of time from initial contact with a customer to the first order is typically nine to twelve months, and may be longer, and may involve competing capital budget considerations for the customer, thus making the timing of customers' orders uneven and difficult to predict. PMT's and Electrotech's ability to receive orders for production systems from potential semiconductor manufacturing customers depends, among other things, upon such customers undertaking an evaluation for new equipment. Presently, all of the Sigma Forcefill(TM) and the Planar 200 Flowfill(TM) systems sold are being used by such customers to evaluate the future manufacturing capabilities of such systems. There can be no assurance that Electrotech will receive any further orders for Sigma Forcefill(TM)or Planar 200 Flowfill(TM) systems from any of the customers who have purchased such systems for evaluation purposes. Similarly, the majority of PMT's Pinnacle 8000(R) and Pinnacle 8000R(TM) systems sold to date have been sold as single systems. Prior to placing orders for production systems, semiconductor manufacturing customers expect to evaluate systems on an extended trial basis. Following initial system qualification, both PMT and Electrotech often experience further delays in finalizing system sales while the customer evaluates and receives approvals for the purchase of its systems and completes a new or expanded facility. The failure or inability of each of PMT and Electrotech to convert an evaluation system with a customer to a sale of production systems could materially and adversely affect operations.

FAILURE TO RETAIN KEY PERSONNEL

  Each of PMT and Electrotech is dependent upon the efforts and abilities of a number of its current key personnel. Following the Acquisition, Dr. Gregor Campbell, James Marshall and Harvey Frye, currently the President and Chief Executive Officer, Executive Vice President and Chief Operating Officer and Vice President, Sales and Marketing, respectively, of PMT, will serve as PMT's Chief Executive Officer, Executive Vice President, Operations and General Manager, Etch and Vice President, Worldwide Sales and Marketing, respectively. Christopher Dobson and Nigel Wheeler, currently Chairman of the Board and Chief Executive Officer, respectively, of Electrotech will, following the Acquisition, serve as PMT's Vice Chairman of the Board and President and Chief Operating Officer, respectively. Following the Acquisition, management believes that PMT's success will, to a significant degree, depend upon its ability to retain these and other key employees of PMT and Electrotech. The loss of certain of these people or PMT's inability to retain other key employees could materially and adversely affect operations after the Acquisition.

INCREASED INTERNATIONAL EXPOSURE

  International sales accounted for approximately 76%, 47%, 66%, and 50% of PMT's total revenue for the six months ended June 30, 1996, the year ended December 31, 1995, the ten months ended December 31, 1994, and the year ended February 1994, respectively. Similarly, Electrotech sales outside of the United States accounted for approximately 84%, 82%, 72% and 74% of Electrotech's total revenue for the fiscal years ended June 30, 1996, 1995, 1994 and 1993, respectively. Management anticipates that, following the Acquisition, sales outside of the United States will account for a majority of total revenue. International sales are subject to certain risks, including unexpected changes in regulatory requirements, exchange rates, tariffs and other barriers, political and economic instability, difficulties in accounts receivable collections, extended payment terms, the challenges of maintaining a readily available supply of spare parts, difficulties in managing distributors or representatives, difficulties in staffing and managing foreign subsidiary operations, and potentially adverse tax consequences. In addition, international sales may be materially adversely affected by currency risks associated with devaluation of certain currencies. There can be no assurance that these and other factors will not have a material adverse effect on revenue.

INTELLECTUAL PROPERTY RIGHTS

  Both PMT and Electrotech rely on a variety of types of intellectual property protection to protect proprietary technology, including patent, copyright, trademark and trade secret laws, non-disclosure agreements and other intellectual property protection methods. Although management believes that PMT's and Electrotech's patents and trademarks may have value, management believes that its future success will also depend on the innovation, technical expertise and marketing abilities of its personnel. PMT currently holds a number of patents in the United States and has patent applications pending in South Korea, Japan and Europe.

  Electrotech currently holds a number of patents in the United Kingdom, the United States, Taiwan, Germany, France, Italy and the Netherlands and is currently in the process of defending a challenge to the validity of its European ICP patent. There can be no assurance as to the resolution of this patent dispute and an unfavorable result could materially and adversely affect Electrotech. Electrotech also has a number of patent applications pending worldwide, including applications for its Forcefill(TM) technology.

  There can be no assurance that patents will be issued on PMT's or Electrotech's pending patent applications or that competitors will not be able to legitimately ascertain proprietary information embedded in their products which is not covered by patent or copyright. In such case, PMT or Electrotech may be precluded from preventing the competitor from making use of such information. In addition, should either PMT or Electrotech wish to assert its patent rights against a particular competitor's product, there can be no assurance that any claim in a PMT or Electrotech patent, as the case may be, will be sufficiently broad nor, if sufficiently broad, any assurance that the PMT or Electrotech patent will not be challenged, invalidated or circumvented, or that PMT or Electrotech will have sufficient resources to prosecute their respective rights. Each of PMT and Electrotech has a policy to protect and defend vigorously its patents, trademarks and trade secrets.

  There are no pending lawsuits against either PMT or Electrotech regarding infringement of any existing patents or other intellectual property rights or, except as described above, any unresolved claim where either PMT or Electrotech has received notice that it is infringing the intellectual property rights of others. There can be no assurance, however, that such infringement claims will not be asserted in the future nor can there be any assurance, if such claims were made, that PMT or Electrotech would be able to defend against such claims successfully or, if necessary, obtain licenses on reasonable terms. In addition, management believes that litigation in the semiconductor equipment industry over patent and other intellectual property rights has been increasing in recent years.

  Any involvement in a patent or other intellectual property dispute or in any action to protect trade secrets and know-how, even if successful, could materially and adversely affect operations. Adverse determinations in any such action could subject each of PMT or Electrotech to significant liabilities, require it to seek licenses from third parties, which might not be available, and possibly prevent it from manufacturing and selling its products, any of which could materially and adversely affect operations.

FUTURE CAPITAL NEEDS

  Both PMT and Electrotech are capital intensive companies that require significant funds to conduct operations and require regular and significant investments in inventory and working capital. In order to remain competitive following the Acquisition, PMT and Electrotech must continue to make significant investments in technology and systems, in the expansion of their operations, in evaluation systems and in research and development. As a condition to the consummation of the Acquisition, the cash and cash equivalent assets plus amounts immediately available for additional borrowings under credit agreements of PMT and Electrotech at the Closing, on a consolidated pro forma basis immediately after giving effect to the Acquisition, will not be less than $35,000,000. Additionally, as a condition to its consummation of the Acquisition, PMT must offer and sell at least $50,000,000 in convertible subordinated notes (the "Convertible Notes"). The incurrence of such debt will increase PMT's leverage position and may make it more difficult to raise additional funds in the future. While management believes that such financial resources should be sufficient for PMT's and Electrotech's capital needs in the next 12 months, there can be no assurance in that regard.

ENVIRONMENTAL REGULATIONS

  PMT is subject to a variety of federal, state and local laws, rules and regulations in the United States relating to the use, storage, discharge and disposal of hazardous chemicals used during its customer demonstrations and in research and development activities. Public attention has increasingly been focused on the environmental impact of operations which use hazardous materials. In 1995, the United Kingdom adopted a new and comprehensive environmental law known as the Environmental Act of 1995 (the "Environmental Act"), which, among other things, deals with the allocation of responsibility for the cleanup of contaminated property and expands potential liability with respect to the remediation of such contamination. Electrotech owns or leases a number of facilities in the United Kingdom, and compliance with the Environmental Act is anticipated to result in certain expenses which are not expected to be material. However, there can be no assurance that such expenses will not exceed present estimates. Failure to comply with present or future regulations could result in substantial liability to PMT or Electrotech, suspension or cessation of their operations, restrictions on their ability to expand at their present locations, or requirements for the acquisition of significant equipment or the incurrence other significant expense.

CUSTOMER CONCENTRATION

  To date Electrotech's sales have been highly concentrated, with approximately 28% of its revenue for the year ended June 30, 1996 derived from sales to Siemens. There can be no assurance that Siemens will continue to purchase machinery and technology from Electrotech at current levels, or at all. To date PMT has experienced some concentration of customers and, in future periods, the concentration of PMT's customers could increase.

DILUTION OF OWNERSHIP OF PMT; SIGNIFICANT INFLUENCE OF MR. DOBSON

  Following the Acquisition, the former shareholders of Electrotech will beneficially own approximately 39% of the Common Stock outstanding. Mr. Dobson will own approximately 34% of the Common Stock outstanding and will be the Vice Chairman of the Board of Directors of the Company. Mr. Dobson will be in a position to have a significant influence on the election of directors and other corporate matters that require the vote of PMT shareholders. Additionally, the Convertible Notes will be convertible into shares of Common Stock; the exact number of shares will be based on market conditions at the time of issuance. Assuming that $65,000,000 in Convertible Notes are issued, under current market conditions such Convertible Notes would be convertible into approximately 4,500,000 shares of Common Stock. The issuance of such shares of Common Stock and the conversion of the Convertible Notes will represent substantial dilution of the ownership interest in PMT by its current shareholders.

SHARES AVAILABLE FOR RESALE

  As a result of the Acquisition, PMT will issue 5,600,000 additional shares of Common Stock, of which 746,666 shares may be sold in the public securities markets on and after the date that is 40 days from the closing of the Acquisition, pursuant to Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). Subject to certain volume restrictions imposed by Rule 144 under the Securities Act, after such date Mr. Dobson will also be permitted to sell a certain number of the 4,853,334 shares of Common Stock issued to him in the Acquisition. Future sales of a substantial amount of Common Stock in the public market could adversely affect the market price of the Common Stock. In connection with the Private Financing, the Electrotech Shareholders have agreed not to sell any of the shares of Common Stock received by them in the Acquisition for 90 days from the Closing Date.

  Approximately 3,108,421 shares of Common Stock held by certain significant shareholders of PMT, including 1,638,354 shares held by PMT affiliates, are presently available for resale in the public market, subject to certain restrictions on volume imposed by Rule 144 under the Securities Act.

VOLATILE STOCK PRICE

  Since PMT's initial public offering in late August 1995, the market price for the Common Stock has been highly volatile. Following the Acquisition, management believes that a variety of factors could cause the price of the Common Stock to continue to fluctuate, perhaps substantially, including: announcements of developments related to PMT's or Electrotech's business; fluctuations in operating results and order levels; general conditions in the semiconductor industry or the worldwide economy; announcements of technological innovations; new products or product enhancements by PMT or Electrotech or by their competitors; developments in patents or other intellectual property rights; and developments in PMT's and Electrotech's relationships with its employees, customers, distributors and suppliers. In addition, in recent years the stock market in general, and the market for shares of the stock of technology-based issuers in particular, has experienced extreme price fluctuations which have often been unrelated to the operating performance of affected companies. Such fluctuations could adversely affect the market price of the Common Stock.

                        PROPOSAL NO. 1--THE ACQUISITION

                              GENERAL INFORMATION

BACKGROUND OF THE ACQUISITION

  In December 1995 and January 1996, representatives of PMT, including Dr. Gregor Campbell, PMT's President and Chief Executive Officer, and John Rollwagen, PMT's Chairman of the Board, met at various times in Japan, the United Kingdom and Los Angeles with representatives of Electrotech, including Christopher Dobson, Chairman of the Board, and Nigel Wheeler, President and Chief Executive Officer, of Electrotech to explore the possibility of a business combination between PMT and Electrotech. To allow for the free flow of information relating to the parties, PMT and Electrotech entered into a confidentiality agreement on December 19, 1995.

  To assist in PMT's evaluation of a possible acquisition of Electrotech, in January 1996 PMT engaged Salomon Brothers Inc ("Salomon Brothers") to act as its financial advisor. Similarly, to assist Electrotech in evaluating the terms of any acquisition offer, in January 1996 Electrotech engaged Hambrecht & Quist as its financial advisor.

  In February and March 1996, representatives of PMT initiated PMT's due diligence investigation of Electrotech, and various meetings between the principal executive officers of each of PMT and Electrotech were convened.

  On March 14, 1996, a meeting of the shareholders of Electrotech was held in Bristol, England to discuss the possible acquisition of Electrotech by PMT. At this meeting, the Electrotech shareholders agreed on an allocation among themselves of the cash and stock portions of the proposed consideration for Electrotech and authorized certain cash payments to Electrotech employees, including the payments to be made to Mr. Dobson at the closing of any such transaction, bonuses to Electrotech employees and a bonus to Mr. Wheeler.

  At the regularly scheduled meetings of PMT Board of Directors held on January 17, 1996 and April 24, 1996, the potential acquisition of Electrotech was presented to Board members by senior management of PMT and by representatives of Salomon Brothers. At these meetings, the Board reviewed certain financial and valuation information relating to Electrotech that it deemed relevant, and authorized management to continue to investigate the possible acquisition of Electrotech and to analyze various financial alternatives to provide financing for any such acquisition, including a commercial credit facility and PMT's private placement of debt and equity.

  During May and June 1996, PMT executives, along with PMT's legal, accounting and financial advisors, traveled to Wales in the United Kingdom to conduct and conclude PMT's due diligence investigation of Electrotech. In May 1996, Electrotech's accountants traveled to Los Angeles to conduct various due diligence inquiries with respect to PMT operations.

  In late June 1996, PMT management and its financial and legal advisors met with the management of Electrotech and its financial and legal advisors to negotiate the terms and conditions of a definitive acquisition agreement.

  On July 5, 1996, a special telephonic meeting of the PMT Board of Directors was held to update the Board with respect to remaining open issues relating to the Acquisition. During this meeting Salomon Brothers presented a financial analysis of Electrotech and orally presented its opinion that the acquisition consideration to be paid to Electrotech shareholders was fair to the shareholders of PMT, from a financial point of view. The Board approved the terms and conditions of the Share Purchase Agreement and authorized the transactions contemplated thereby, including without limitation, the Acquisition, pending resolution by PMT management of all remaining open business issues.

  During the week of July 8, 1996 and the week of July 15, 1996, executives of PMT and Electrotech spoke and met to resolve all open business issues and to conclude the negotiation of the Share Purchase Agreement. On July 17, 1996, the Directors of each of ET and ETE unanimously approved the Share Purchase Agreement and the transactions contemplated thereby. On July 17, 1996, executives of PMT and Electrotech met in San Francisco to execute the definitive Share Purchase Agreement to enable PMT to acquire Electrotech for 5,600,000 shares of Common Stock and $75 million in cash (reduced by certain amounts to be otherwise paid by PMT pursuant to the Share Purchase Agreement).

RATIONALE FOR THE ACQUISITION

  PMT's Board of Directors has unanimously approved the Share Purchase Agreement, has determined that the Acquisition and all other transactions contemplated thereby are in the best interest of PMT and its shareholders and recommends that shareholders vote in favor of Proposal No. 1. In reaching these conclusions, the PMT Board of Directors considered a number of factors that PMT shareholders should be cognizant of in deciding whether to vote in favor of Proposal No. 1, including the following:

  Access to Complementary Leading Edge Technologies. By acquiring Electrotech, PMT believes that it will gain access to two new leading edge deposition technologies for use by semiconductor manufacturers, Electrotech's Forcefill(TM) and Flowfill(TM) technologies. The combination of PMT's MORI(TM)-based products with Electrotech's Sigma Forcefill(TM) sputtering PVD system and Planar 200 Flowfill(TM) system will give PMT proprietary technologies in its three targeted segments of the semiconductor fabrication industry--etch, CVD and PVD.

  Leverage Marketing, Sales, Support and Service Resources. Semiconductor manufacturers are increasingly demanding local service and support from their equipment suppliers, and the ability to offer such worldwide service and support requires significant investment in infrastructure, including the establishment and maintenance of support facilities throughout the world. By acquiring Electrotech, PMT will both increase its worldwide presence and make its resources available to its customers at, what management believes, will be a favorable cost to PMT. Following the Acquisition, PMT will have access to a substantially larger marketing, sales, support and service force throughout the world, to jointly support each of PMT's and Electrotech's products and customers.

  Complementary Strengths in Geographic Distribution. While PMT already has a sales and distribution network in the United States and a growing sales and distribution network in Asia, Electrotech has a limited sales and distribution presence in the United States and Asia, with its primary strength in Europe, a region in which PMT has little presence. Sales and distribution channels for PMT and Electrotech should be significantly improved, with each gaining access to major markets currently served by the other.

  Ability to Cross Sell to Expanded Customer Base. Many of the products offered by PMT and Electrotech are complementary or targeted at different applications within the semiconductor manufacturing market. The Acquisition will afford to each of PMT and Electrotech the opportunity to sell their products into an expanded customer base.

  Critical Mass. Following the Acquisition, management expects that the size and breadth of PMT's and Electrotech's product offerings will produce a stronger and more competitive company in the semiconductor equipment marketplace, a marketplace dominated by significant companies such as Applied Materials and Lam Research.

OPINION OF FINANCIAL ADVISOR

  At the meeting of the PMT Board on July 5, 1996, at which the PMT Board approved the Share Purchase Agreement and the transactions contemplated thereby, Salomon Brothers delivered its opinion to the effect that, as of such date, the consideration to be paid by PMT in connection with the proposed Acquisition is fair to the shareholders of PMT from a financial point of view. No limitations were imposed by PMT with respect to the investigations made or the procedures followed by Salomon Brothers in rendering its opinion.

  THE FULL TEXT OF THE OPINION OF SALOMON BROTHERS DATED JULY 5, 1996, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT. PMT SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. SALOMON BROTHERS' OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION TO BE PAID BY PMT AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PMT SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE ACQUISITION. THE SUMMARY OF THE OPINION OF SALOMON BROTHERS SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

  In arriving at its opinion, Salomon Brothers reviewed the Share Purchase Agreement and its related exhibits. Salomon Brothers also reviewed certain publicly available business and financial information relating to PMT, as well as certain other information, including financial projections, provided to Salomon Brothers by PMT and Electrotech. Salomon Brothers discussed the past and current operations and financial condition and prospects of PMT and Electrotech with members of senior management of PMT and Electrotech, respectively. Salomon Brothers also considered such other information, analyses, investigations and financial, economic, market and trading criteria that it deemed relevant.

  In arriving at its opinion, Salomon Brothers assumed and relied on the accuracy and completeness of the information reviewed by it for the purpose of its opinion, and did not assume any responsibility for independent verification of such information or for any independent evaluation or appraisal of the assets of PMT or Electrotech. With respect to PMT's and Electrotech's financial projections, Salomon Brothers assumed that such projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of PMT or Electrotech, as the case may be, as to the future financial performance of PMT or Electrotech, as the case may be, and expressed no opinion with respect to such forecasts or the assumptions on which they were based. Salomon Brothers also assumed that the Acquisition would be accounted for as a purchase in accordance with generally accepted accounting principles. Salomon Brothers' opinion was necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion and did not address PMT's underlying business decision to effect the Acquisition, nor did it constitute a recommendation to any holder of Common Stock as to how such holder should vote with respect to the Acquisition. Salomon Brothers' opinion did not imply any conclusion as to the likely trading range for Common Stock following the consummation of the Acquisition, which may vary depending on, among other factors, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities.

  In arriving at its opinion and making its presentation to the PMT Board at the July 5, 1996 meeting, Salomon Brothers considered and discussed certain financial analyses and other factors. As part of its evaluation of Electrotech, Salomon Brothers performed the following: (a) a public market valuation, which analyzes a company's operating performance and outlook relative to a group of publicly-traded peers to determine an implied unaffected market trading value (in performing this analysis, Salomon Brothers selected companies that it deemed comparable to Electrotech's most significant business segments, comparing certain financial information of Electrotech to that of other such companies); and (b) a discounted cash flow analysis, which provides insight into the intrinsic value of a company based on projected earnings and capital requirements. As part of its evaluation of the consideration to be paid by PMT in connection with the Acquisition, Salomon Brothers also performed the following: (i) a pro forma merger analysis, in which Salomon Brothers analyzed certain pro forma effects on PMT resulting from the Acquisition; and (ii) a contribution analysis, in which Salomon Brothers compared the relative ownership of the stockholders of PMT and the stockholders of Electrotech in the surviving corporation to the projected contributions attributable to equity of each of PMT and Electrotech.

  This summary is not a complete description of the analyses performed by Salomon Brothers. In addition, Salomon Brothers believes that its analyses must be considered as a whole and that selecting portions of such analyses and of the factors considered by it, without considering all of such analyses and factors, could create an incomplete view of the process underlying the analyses set forth in the opinion and the presentation. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. With regard to the public market valuation analysis referred to above, Salomon Brothers selected comparable public companies on the basis of various factors, including the size of the public company and similarity of the line of business; however, no public company utilized as a comparison is identical to Electrotech or the business segments for which a comparison was made. Accordingly, an analysis of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the acquisition or public trading value of the comparable companies to which Electrotech or its business segments are being compared. In performing its analyses, Salomon Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond PMT's or Electrotech's control. Any estimates contained in such analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less than such estimates. Estimates of values of companies or parts of companies do not purport to be appraisals or necessarily to reflect the price at which such companies or parts may actually be sold, and such estimates are inherently subject to uncertainty.

  Salomon Brothers is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions. The PMT Board selected Salomon Brothers to act as its financial advisor on the basis of Salomon Brothers' international reputation, PMT's prior relationship with Salomon Brothers and Salomon Brothers' familiarity with PMT. Salomon Brothers is familiar with PMT, having provided certain investment banking and financial advisory services to it from time to time, including acting as managing underwriter with respect to PMT's initial public offering in August 1995 and participating in certain of the negotiations leading to the Share Purchase Agreement.

  Salomon Brothers has acted as financial advisor to PMT in connection with the Acquisition and will receive a fee for its services, a portion of which was paid upon engagement, a portion of which became payable upon the initial filing of this Proxy Statement and the remaining portion of which is payable upon the consummation of the Acquisition. Salomon Brothers will also act as placement agent with respect to PMT's proposed offering of Convertible Notes. In the ordinary course of Salomon Brothers' business, Salomon Brothers and its affiliates may actively trade the equity securities of PMT for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

MANAGEMENT AFTER THE ACQUISITION

 Directors

  PMT's current directors will continue to serve as directors following the Acquisition. Additionally, pursuant to the Share Purchase Agreement and assuming that the Acquisition is approved by PMT's shareholders and is consummated in accordance with the terms of the Share Purchase Agreement, the Board of Directors will be expanded from six to eight and Mr. Dobson and Mr. Wheeler will be appointed to fill such newly-created vacancies. All such directors will serve until their successors have been duly elected and qualified or otherwise as provided by law. See "Proposal No. 2--Election of Directors."

 Officers

  Following the consummation of the Acquisition, Dr. Campbell will relinquish his position as President of PMT but will continue to serve as Chief Executive Officer of PMT and Mr. Marshall will relinquish his role as Chief Operating Officer of PMT and will assume the role of Executive Vice President, Operations and General Manager, Etch. Mr. Dobson will become Vice Chairman of PMT's Board of Directors and Mr. Wheeler will assume the role of President and Chief Operating Officer of PMT. All other executive officers of PMT are expected to remain in their present positions following the Acquisition.

  See "Management--Management of PMT," and "--Management of Electrotech."

PRIOR RELATIONSHIPS BETWEEN THE COMPANIES

  Prior to the commencement of negotiations regarding the Acquisition, no business relationship existed between PMT and Electrotech.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AFTER THE ACQUISITION

  The following table sets forth certain information regarding an estimate of the beneficial ownership of Common Stock immediately following the consummation of the Acquisition with respect to (i) persons known to PMT to own a sufficient number of shares such that PMT estimates they will be the owner of more than five percent of Common Stock after the Acquisition, (ii) directors of PMT, (iii) certain current executive officers and persons who PMT expects to appoint as executive officers after the consummation of the Acquisition and (iv) all directors, executive officers and persons expected to be appointed executive officers, as a group, and assumes no exercise of outstanding stock options or warrants prior to the date thereof:

                                                             SHARES    PERCENT
                                                          BENEFICIALLY    OF
          NAME AND ADDRESS OF BENEFICIAL OWNER               OWNED     CLASS(1)
          ------------------------------------            ------------ --------
Christopher D. Dobson....................................  4,853,334     34.0%
 Ringland Way, Newport,
 Gwent, NP6 2TA, UK
St. Paul Venture Capital, Inc.(2)........................  1,073,558      7.5
 8500 Normandale Lake Boulevard, Suite 1940
 Bloomington, MN 55437
Gregor A. Campbell(4)....................................    374,277      2.6
John A. Rollwagen(5).....................................    104,951        *
James F. Marshall(6).....................................     43,332        *
Harvey J. Frye(7)........................................     29,334        *
John W. LaValle..........................................     16,667        *
Nigel Wheeler............................................          0      --
Brian D. Jacobs(2).......................................  1,073,558      7.4
G. Bradford Jones(3).....................................    564,796      3.9
Charles Thompson.........................................          0      --
Hiroyuki Mizuno, Ph.D....................................          0      --
All current directors, executive officers and persons
 expected to be appointed executive officers, as a group
 (15 persons)(8).........................................  7,100,680     48.8%

- --------
*  Less than 1%.
(1) Percent ownership is based on the approximate number of shares of Common Stock outstanding upon consummation of the Acquisition, which number is 14,292,132 shares, plus any shares issuable pursuant to options or warrants held by the person or class in question which may be exercised within 60 days after October 10, 1996.
(2) Represents 1,027,448 shares held by St. Paul Fire and Marine Insurance Company ("St. Paul"), and also includes 44,444 shares issuable under warrants held by St. Paul that are exercisable within 60 days of October 10, 1996. Also includes 1,666 shares issuable under stock options, held by Mr. Jacobs, exercisable within 60 days of October 10, 1996. Pursuant to an agreement between Mr. Jacobs and St. Paul, ownership of the shares underlying such stock options will be transferred to St. Paul upon exercise by Mr. Jacobs. Mr. Jacobs, a director of PMT, is an executive vice president of St. Paul Venture Capital, which is a wholly-owned subsidiary of St. Paul. Mr. Jacobs disclaims beneficial ownership of the shares held by St. Paul, except to the extent of his pecuniary interest therein.
(3) Represents 8,028 shares held by Mr. Jones and 519,546 shares held by Brentwood V, L.P. ("Brentwood V"). Also includes 1,666 shares issuable under stock options held by Mr. Jones and 35,555 shares issuable under warrants held by Brentwood V, all of which are exercisable within 60 days of October 10, 1996. Mr. Jones, a director of PMT, David W. Chonette, Roger S. Davisson and John L. Walecka are each general partners of Brentwood V Ventures, L.P., the general partner of Brentwood V. Each of Messrs. Jones, Chonette, Davisson and Walecka disclaims beneficial ownership of the shares held by Brentwood V, except to the extent of his pecuniary interest therein.
(4) Includes 45,111 shares issuable under stock options exercisable within 60 days of October 10, 1996.
(5) Includes 33,999 shares issuable under stock options exercisable within 60 days of October 10, 1996.
(6) Represents shares issuable under stock options exercisable within 60 days of October 10, 1996.
(7) Represents shares issuable under stock options exercisable within 60 days of October 10, 1996.
(8) Includes an aggregate of 265,939 shares held by all current directors, executive officers and persons expected to be appointed executive officers or directors that are subject to options and warrants that are exercisable within 60 days of October 10, 1996.

               TERMS OF THE ACQUISITION AND RELATED TRANSACTIONS

  The detailed terms of, and conditions to, the Acquisition and certain related transactions are contained in the Share Purchase Agreement and its exhibits, as amended, a copy of which (including such exhibits) is attached to this Proxy Statement as Annex A and incorporated herein by reference. The statements made in this Proxy Statement with respect to the terms of the Acquisition and such related transactions are qualified in their entirety by reference to the more complete information set forth in Annex A.

STRUCTURE OF THE ACQUISITION

  The Share Purchase Agreement provides that PMT will acquire from the Electrotech Shareholders all of the outstanding capital stock of Electrotech and, to accommodate certain tax planning objectives, will first directly acquire from ETE all of the outstanding stock of a United States subsidiary. The transactions will be consummated at a closing (the "Closing") to be held following the satisfaction or waiver of certain conditions precedent specified in the Share Purchase Agreement. See "--Conditions to the Acquisition" below. The Acquisition will be consummated in two steps on the date of the Closing (the "Closing Date"), as follows: (a) immediately prior to the Closing, PMT will acquire from ETE all of the outstanding shares of ETE's United States subsidiary, Energy Transfer Systems, Inc., a Delaware corporation ("ETS"); and
(b) upon the Closing, PMT will acquire from each of the Electrotech Shareholders all of the outstanding shares of Electrotech held thereby. By acquiring such shares of Electrotech, PMT will thus indirectly acquire ownership of all other Electrotech subsidiaries.

PURCHASE PRICE

  The consideration to be paid by PMT for the shares of ETS and Electrotech will be as follows: (a) PMT will pay to ETE the sum of $250,000 as full consideration for the shares of ETS being acquired directly from ETE; and (b) PMT will pay to the Electrotech Shareholders, as the cash portion of the purchase price for all of the outstanding shares of Electrotech, the aggregate sum of $75,000,000 (reduced by the amounts described in the following paragraph), payable in cash at the Closing to each of the Electrotech Shareholders in the respective individual amounts set forth opposite each such Electrotech Shareholder's name on Exhibit A to the Share Purchase Agreement, and PMT will additionally issue an aggregate of 5,600,000 shares of Common Stock to the Electrotech Shareholders in the respective amounts set forth opposite each Electrotech Shareholder's name on Exhibit A to the Share Purchase Agreement.

  The $75,000,000 cash portion of the purchase price for Electrotech shares will be reduced, pro rata with respect to the amounts to be received by each of the Electrotech Shareholders, by the following amounts: (a) the cash sum of $500,000 to be paid to Mr. Dobson by PMT at the Closing pursuant to the Noncompetition Agreement in the form attached as Exhibit E to the Share Purchase Agreement (the "Noncompetition Agreement"); (b) the cash sum of approximately $1,500,000, the precise amount of which shall be specified by Mr. Dobson prior to the Closing as the amount which, when added to the $250,000 cash amount to be paid by PMT to ETE for the shares of ETS as described above, represents the U.S. dollar equivalent of one British pound sterling for each day that all employees of Electrotech and their subsidiaries as of the Closing shall have been continuously employed by them as of the Closing (such amount will be paid to Electrotech by PMT at the Closing as a contribution to capital, for the subsequent payment of such amount by Electrotech to the described employees as a bonus for past services); (c) a cash sum, the precise amount of which shall be specified by Mr. Dobson prior to the Closing, calculated to result in an after-tax payment (assuming the highest marginal income tax rates) to Mr. Wheeler of approximately $600,000, as a bonus for past services rendered (such amount will be paid to Electrotech by PMT at the Closing as a contribution to capital, for subsequent payment to Mr. Wheeler); and (d) the cash sum of $7,000,000, to be paid to Mr. Dobson by Electrotech at the Closing (the "Dobson Negotiation Fee"), which amount will first be paid to Electrotech by PMT at the Closing as a contribution to capital. See "--Certain Payments at Closing" below.

  It is anticipated that, after deducting the amounts described in the preceding paragraph, the cash portion of the purchase price payable to the Electrotech Shareholders will be reduced to approximately $65,000,000. Of this approximate amount, $35,000,000 will be paid to Mr. Dobson and his wife, and $15,000,000 each will be paid to the remaining two shareholder groups. Of the 5,600,000 shares of Common Stock to be issued, 4,853,334 shares (or 87% of the total) will be issued to Mr. Dobson and his wife, and the balance will be issued equally (373,333 shares each) to the other two shareholder groups. See Exhibit A to the Share Purchase Agreement.

EFFECTIVENESS OF THE ACQUISITION

  The Acquisition will become effective as soon as practicable, but no later than five days following the satisfaction or waiver of all of the conditions to the Acquisition specified in the Share Purchase Agreement, or at such other time as PMT and the Electrotech Shareholders shall agree after the satisfaction or waiver of such conditions. See "--Conditions to the Acquisition" below. It is anticipated that, if the Acquisition is approved by PMT's shareholders at the Annual Meeting and all other conditions to the Acquisition (including but not limited to the consummation of the Private Financing, described below under "--Conditions to the Acquisition") have been fulfilled or waived, the Closing of the Acquisition will occur as soon as practicable following the approval of the Acquisition by the shareholders of PMT.

CONDITIONS TO THE ACQUISITION

  The obligation of PMT and the Electrotech Shareholders to effect the Acquisition is subject to, among other things, the satisfaction prior to the Closing of the following conditions: (a) the absence of any statute, rule, regulation, injunction or other order of any governmental authority or other agency or commission or court which would have the effect of prohibiting the consummation of the Acquisition, (b) the cash and cash equivalent assets of PMT and Electrotech at the Closing (plus amounts then immediately available to them through additional borrowings under credit arrangements) on a consolidated, pro forma basis immediately after and giving effect to the Acquisition being not less than $35,000,000 and (c) holders of less than 5.0% of the outstanding shares of Common Stock shall have filed demands for payment or otherwise become entitled to exercise any dissenters' or appraisal rights under Chapter 13 of the California Corporations Code (the "Dissenters' Rights Condition").

  The obligation of PMT to effect the Acquisition is further subject to, among other things, the satisfaction prior to the Closing of the following conditions, unless waived by PMT: (a) each Electrotech Shareholder and each member of Electrotech shall have performed in all material respects its obligations under the Share Purchase Agreement required to be so performed by it on or prior to the Closing; (b) the representations and warranties of each Electrotech Shareholder contained in the Share Purchase Agreement shall be true and correct in all material respects at and as of the Closing as though such representations and warranties were made on and as of such time, except to the extent that any such representation or warranty was made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date (See "--Representations and Warranties" below); (c) PMT shall have received a certificate executed by each member of Electrotech and Mr. Dobson confirming the matters set forth in clauses (a) (performance of obligations by Electrotech and the Electrotech Shareholders) and (b) (the accuracy of the representations and warranties of the Electrotech Shareholders) above; (d) PMT and Mr. Dobson shall have entered into the Noncompetition Agreement; (e) PMT shall have received a legal opinion as to certain matters from Veale Wasbrough, counsel to Electrotech and the Electrotech Shareholders; (f) PMT shall have issued and sold to qualified institutional buyers subordinate convertible debentures, pursuant to Rule 144A of the Commission (or other available applicable exemption under the Securities Act), in an amount at least equal to $50,000,000 (the "Private Financing"), upon terms and conditions acceptable to PMT in its sole discretion, after consultation with Mr. Dobson (including Mr. Dobson's participation in the meeting of PMT's pricing committee of its Board of Directors to be held to consider such terms and conditions); (g) all necessary waivers, consents and approvals to or of the transactions contemplated by the Share Purchase Agreement of any third parties or governmental entities with respect to any of Electrotech, its subsidiaries or any Electrotech Shareholder shall have been obtained, except where the failure to obtain such cannot reasonably be expected to have a material adverse effect upon Electrotech or PMT; (h) a majority of the outstanding shares of Common Stock shall have voted in favor of the Share Purchase Agreement and the transactions contemplated thereby; and (i) PMT shall have completed an environmental investigation and review of the real properties (both owned and leased) of Electrotech and its subsidiaries, and shall not have reasonably concluded that any environmental conditions exist at any of such real properties that could reasonably be expected, individually or in the aggregate, to have a material adverse effect upon Electrotech.

  The obligation of each Electrotech Shareholder to effect the Acquisition is subject to, among other things, the satisfaction prior to the Closing of the following conditions, unless waived by the Electrotech Shareholders: (a) PMT shall have performed in all material respects the obligations under the Share Purchase Agreement required to be performed by it on or prior to the Closing;
(b) the representations and warranties of PMT contained in the Share Purchase Agreement shall be true and correct in all material respects at and as of the Closing as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date (See "--Representations and Warranties" below); (c) PMT shall have delivered to the Electrotech Shareholders a certificate confirming the satisfaction of the conditions set forth in clauses (a) (performance of obligations by PMT) and (b) (the accuracy of the representations and warranties of PMT) above; (d) Mr. Dobson and Mr. Wheeler shall each have been elected as members of the Board of Directors of PMT, and additionally shall have been elected as the Vice Chairman of the Board and President and Chief Operating Officer, respectively, of PMT; (e) PMT and Mr. Wheeler shall have entered into an Employment Agreement substantially in the form of Exhibit B to the Share Purchase Agreement (the "Employment Agreement"); (f) PMT shall have granted options under its 1991 Stock Option Plan covering an aggregate of approximately 800,000 shares of Common Stock to such employees of Electrotech, and in such respective individual amounts, as shall be jointly determined by PMT and Mr. Dobson prior to the Closing; (g) all necessary waivers, consents and approvals to or of the transactions contemplated by the Share Purchase Agreement of any third parties or governmental entities with respect to PMT shall have been obtained except where the failure to obtain such cannot reasonably be expected to have a material adverse effect upon PMT or Electrotech; (h) the Electrotech Shareholders shall have received a legal opinion as to certain matters from Riordan & McKinzie, counsel to PMT; (i) PMT shall have paid all reasonable fees and expenses actually incurred by Electrotech in connection with the transactions contemplated by the Share Purchase Agreement, including all reasonable legal, investment banking, accounting and other fees and expenses; (j) PMT and Mr. Dobson shall have entered into a Registration Agreement substantially in the form of Exhibit D to the Share Purchase Agreement (the "Registration Agreement"); and (k) the Electrotech Shareholders shall have obtained a tax clearance (the "ET Tax Clearance") to confirm that the exchange of securities pursuant to the Share Purchase Agreement is covered by Sections 135-137 of the Taxation of Chargeable Gains Act of 1992 (England), by way of clearance under Section 138 of such Act.

REPRESENTATIONS AND WARRANTIES

  The Share Purchase Agreement contains representations and warranties of each of the Electrotech Shareholders to the effect that (a) each has good and marketable title, and full beneficial ownership, in and to the Electrotech shares shown as being held of record by them on Exhibit A to the Share Purchase Agreement, free and clear of all liens and encumbrances, and that PMT will acquire good and marketable title thereto, free of all liens and encumbrances, pursuant to the Acquisition; (b) the execution, delivery and performance of the Share

Purchase Agreement by such Electrotech Shareholder will not violate any material agreement or law to which such shareholder is bound; (c) such Electrotech Shareholder has not paid or become obligated to pay any fee or commission in connection with the Acquisition; (d) such Electrotech Shareholder has no legal obligation to any other person to sell any of the stock or assets of any member of Electrotech or any of their subsidiaries; and
(e) such Electrotech Shareholder is not a United States resident (and as to related matters confirming the applicability of the exemption from registration provided by Regulation S under the Securities Act).

  The Share Purchase Agreement contains various representations and warranties by Mr. Dobson (with respect to the Electrotech parties and their subsidiaries) and PMT to the effect that, except as disclosed and subject to certain exceptions (including "best knowledge" limitations in many significant instances), among other things: (a) each such party is duly organized and in good standing, and has the requisite corporate power to own its properties and carry on its business; (b) each subsidiary of each such party has been duly organized and is in good standing, and all issued and outstanding capital stock of each such subsidiary is owned by its respective parent company; (c) each such party has a certain number of authorized, issued and outstanding shares, and shares reserved for issuance; (d) each such party has all requisite corporate power and authority to enter into the Share Purchase Agreement and to consummate the Acquisition, and the Share Purchase Agreement has been duly authorized by and constitutes the valid and binding obligation of each such party; (e) the execution, delivery and performance of the Share Purchase Agreement by each such party will not conflict with such party's articles or certificate of incorporation, bylaws or equivalent charter documents ("charter documents") or violate any material agreement or law to which such party or its assets are bound; (f) the financial statements of such party have been prepared in accordance with specified accounting principles, being in the case of PMT generally accepted accounting principles in the United States ("GAAP") and, in the case of Electrotech, statements of standard accounting practices ("SSAP") in force as issued by the Institute of Chartered Accountants in England and Wales (except that such representations and warranties with respect to the unaudited financial statements of Electrotech at March 31, 1996 are limited to their preparation in accordance with the books and records of Electrotech, without material inaccuracies, following the same principles as consistently applied in their audited financial statements, including those at June 30, 1995); (g) since the date of the most recently provided March 31, 1996 financial statements, that there have been no actions or events that have materially adversely affected any such party; (h) each such party has no material obligations or liabilities other than those adequately provided for in the most recent March 31, 1996 financial statements provided by such party, or those otherwise incurred in the ordinary course of business since that date; (i) each such party has in full force and effect adequate policies of insurance insuring it against customary losses and risks, and in acceptable amounts; (j) each such party has complied with the relevant provisions of law affecting all employee benefit plans and pension arrangements maintained by it; (k) each such party has disclosed to the other certain material contracts; (l) each such party has disclosed to the other certain information regarding its ten largest suppliers and customers; (m) each such party has good and marketable title to all of its properties and assets reflected in its financial statements, subject only to such liens as do not materially impair such party's business or are reflected in such party's March 31, 1996 financial statements; (n) there is no litigation pending or, to the best of such party's knowledge, threatened against any such party that, if determined or resolved adversely, would be reasonably expected to have a material adverse effect on such party; (o) each such party has obtained each governmental license or permit required for the operation of such party's business; (p) each such party is in compliance with all material laws applicable to its business and assets, to the extent that noncompliance could reasonably be expected to have a material adverse effect; (q) each such party's inventory has been properly reflected in its financial statements delivered to the other, and such party has continued to replenish its inventory in the ordinary course of business, consistent with past practice, since March 31, 1996; (r) each such party has delivered to the other certain information with respect to its backlog of orders believed firm at March 31, 1996; (s) each such party has paid or made adequate provision in its March 31, 1996 financial statements for the payment of all taxes accrued through such date; (t) no hazardous materials are present on any such party's property and each such party has materially complied with certain laws and regulations related to such hazardous materials; (u) each such party has no obligations in respect of any fees or commissions to any broker, finder, investment banker or other intermediary, except with respect to Hambrecht & Quest, financial advisor to Electrotech, and Salomon Brothers, financial advisor to PMT;
(v) each such party has not engaged in any related-party transactions with officers, directors or shareholders of such party; (w) each such party owns certain intellectual property, and has no knowledge of material unauthorized use, disclosure, infringement or misappropriation of such intellectual property; and (x) no representation or warranty made by any such party in the Share Purchase Agreement contains any untrue statement of a material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading.

  In addition to the foregoing mutual representations and warranties, PMT has made certain representations and warranties to the Electrotech Shareholders to the effect that: (a) the 5,600,000 shares of Common Stock to be issued in partial consideration for Electrotech shares have been duly authorized and, when issued as contemplated at the Closing, will be validly issued, fully paid and nonassessable; and (b) PMT has furnished to the Electrotech Shareholders copies of each report, registration statement and other document filed with the Commission by PMT on and after its initial public offering on August 23, 1995 and that such reports and other documents as of the dates they were filed did not contain an untrue statement or omit to state a material fact.

  Additionally, PMT, on the one hand, and each member of Electrotech and Mr. Dobson, collectively on the other hand, have represented, warranted and agreed with the other that this Proxy Statement does not, at the time it was mailed, and will not at the date of the Annual Meeting of the shareholders of PMT held to approve the Acquisition, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is being made by either party with respect to information supplied by the other for inclusion in this Proxy Statement.

  The foregoing summary of the various representations and warranties of the parties is qualified in its entirety by the full text of the representations and warranties of the Electrotech Shareholders, Mr. Dobson and PMT set forth in Articles III, IV and V, respectively, of the Share Purchase Agreement attached to this Proxy Statement as Annex A.

LIMITED SURVIVAL OF REPRESENTATIONS AND WARRANTIES

  Although the accuracy of the representations and warranties of each party (considering Electrotech and the Electrotech Shareholders collectively as a single party for this purpose) is a condition to the obligation of the other to consummate the Acquisition (See "--Conditions to the Acquisition" above), the Share Purchase Agreement provides that except solely with respect to the Surviving Shareholder Warranties and the Surviving PMT Warranties (as described below), all representations and warranties contained in the Share Purchase Agreement shall terminate and be extinguished upon, and shall not survive, the Closing. Accordingly, following the Closing no party shall have any recourse against the other for breach of any representation or warranty, except only with respect to the Shareholder Surviving Warranties and the Surviving PMT Warranties.

  The Shareholder Surviving Warranties, which shall survive the Closing for the applicable statute of limitations period, are those of each Electrotech Shareholder contained in Article III of the Share Purchase Agreement (with respect to ownership of and title to Electrotech shares, and the power and authority to transfer the same to PMT), and with respect solely to Mr. Dobson, those set forth in Sections 4.3 (authorized, issued and outstanding capital stock of Electrotech, and ownership of and title thereto), 4.4 (power and authority of the Electrotech Shareholders to consummate the Acquisition) and 6.4(b) (accuracy of all information provided by Electrotech and the Electrotech Shareholders for inclusion in this Proxy Statement).

  The Surviving PMT Warranties, which also shall survive the Closing for the applicable statute of limitations, consist of those set forth in Section 5.3 (authorized, issued and outstanding capital stock of PMT), 5.4 (Common Stock to be issued in the Acquisition), 5.5 (power and authority of PMT to consummate the Acquisition) and 6.4(b) (accuracy of all information provided by PMT for inclusion in this Proxy Statement).

INDEMNIFICATION

  PMT has agreed, upon and subject to the consummation of the Acquisition, to indemnify Electrotech and the Electrotech Shareholders in respect of any claims, obligations, costs and expenses which they may incur arising out of the material breach of any of the Surviving PMT Warranties (as described above under "--Limited Survival of Representations and Warranties"). Similarly, each Electrotech Shareholder has agreed to indemnify and hold harmless PMT from and against any and all claims, obligations, costs and expenses arising out of the material breach of any of the Surviving Shareholder Warranties (as also described above under "--Limited Survival of Representations and Warranties"), though the indemnification of each Electrotech Shareholder other than Mr. Dobson is limited to such shareholder's ownership of, title to and ability to transfer its Electrotech shares being purchased by PMT at the Closing.

CONDUCT OF BUSINESS PRIOR TO THE ACQUISITION

  Under the terms of the Share Purchase Agreement, and for the period from the July 17, 1996 date of the Share Purchase Agreement and continuing until its termination or the Closing of the Acquisition, each member of Electrotech and its subsidiaries, on the one hand, and PMT and PMT's subsidiary, on the other hand, has agreed (except as otherwise consented to or approved in writing by the other, or as otherwise permitted by the Share Purchase Agreement) that:
(a) its business will be conducted only in the ordinary course consistent with past practice, and it will not take any action inconsistent with the transactions contemplated by the Share Purchase Agreement; (b) it will not (i) amend its charter documents, (ii) change the number of issued or outstanding shares of its capital stock, (iii) issue any debt or equity securities or any options, warrants or other rights to acquire or subscribe for such securities, except, in the case of PMT, for the issuance of securities in the Private Financing and for the grant of stock options (not exceeding certain specified amounts) under PMT's 1991 Stock Option Plan, (iv) declare, set aside or pay any dividend or other distribution in respect of its capital stock, (v) redeem, retire, purchase or otherwise acquire any of its capital stock or (vi) split, combine or reclassify any of its capital stock; (c) it will not (i) except in the ordinary course of business, incur any indebtedness for borrowed money, except in the case of PMT for the Private Financing and except for indebtedness for borrowed money incurred under credit facilities existing at the date of the Share Purchase Agreement (or replacements thereof), inter-group borrowings or borrowings which otherwise do not exceed, at the date of each incurrence, $250,000 in principal amount, (ii) waive, release, grant or transfer any rights of material value, except in the ordinary course of business, (iii) sell, transfer, lease, license or otherwise dispose of or encumber any of its assets with a value exceeding $250,000, other than inventory sold in the ordinary course of business consistent with past practice and pledges or other encumbrances pursuant to credit facilities in existence on the date of the Share Purchase Agreement (or replacements thereof), (iv) purchase or acquire any business or assets of a business,
(v) enter into any joint venture or partnership, (vi) settle any material litigation or waive or relinquish any material right or benefit or (vii) accelerate payments on any indebtedness; (d) it will use its reasonable best efforts to preserve its business organization intact and to keep available the services of its operating personnel and preserve its business goodwill; (e) it will not (i) increase the compensation payable or to become payable to any of its officers, other employees or directors, except in the ordinary course of business consistent with past practice, (ii) make any payment or provision to, or otherwise amend, any employee benefit plan, other than as required by Electrotech's employee benefit plans, in each case in the ordinary course of business consistent with past practice, (iii) grant any stock options or stock appreciation rights, except as described in clause (b) above, (iv) enter into any new, or amend any existing, employment, severance, consulting or other compensation agreement, except in the ordinary course of business consistent with prior practice, (v) make any loan or advance to, or enter into any written contract, lease or commitment with, any officer, director or other employee except in the case of travel, entertainment or other similar advances in the ordinary course of business consistent with prior practice or (vi) enter into any other material transactions with any shareholders, directors, executive officers or related parties; (f) it will not assume, guarantee, endorse or otherwise become responsible for the obligations of any other person, or make any loans or advances to any person, except in the ordinary course of business consistent with past practice; (g) it will not incur capital expenditures (or make commitments to incur such expenditures) which in the aggregate would exceed 110% of the amount forecasted therefor as of the date of the Share Purchase Agreement with respect to any calendar month including or following such date, nor make any investment of a capital nature, either by purchase of stock or securities, contributions to capital, transfers or otherwise, or by the purchase of any property or assets of any other person; (h) it will not alter any practice with respect to accounting policies or procedures, or make any reclassification of assets or liabilities (except, with respect to Electrotech, for changes required by changes in UK GAAP or in the Companies Act 1985 (Great Britain); (i) it will not close any office, plant, facility or warehouse, except as required by law or in the event of a material casualty;
(j) it will not enter into, with respect to any office, plant, facility or warehouse, any new lease, lease termination agreement or amendment of any agreement to lease real property, except, in the case of Electrotech and its subsidiaries, for lease modifications reflecting the resolution of currently pending rent reviews which would not in the aggregate reasonably be expected to result in rent increases exceeding 150,000 annually; (k) it will not sell, assign or sublease any office, plant, facility or warehouse; (l) it will not enter into any agreement to do any of the things described in clauses (a) through (k) above; and (m) it will promptly advise the other in writing of any event or occurrence that could reasonably be expected to have a material adverse effect upon it, or of any breach of any of its representations or warranties contained in the Share Purchase Agreement, or any breach by it of a covenant contained in the Share Purchase Agreement.

ADDITIONAL COVENANTS OF THE PARTIES

  Each member of Electrotech, on the one hand, and PMT, on the other hand, has further agreed to afford the other with reasonable access prior to the Closing to all of such party's properties, books, accounts, agreements, personnel, facilities, proprietary information, contracts, commitments and records, including without limitation, in the case of Electrotech, permitting PMT's environmental experts to conduct an investigation of environmental conditions at the owned and leased real properties of Electrotech and its subsidiaries. Each party has further undertaken to use its reasonable efforts to take or cause to be taken all action, and to do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by the Share Purchase Agreement, including the obtaining of all necessary waivers, consents and approvals of all third parties and governmental authorities necessary for the consummation of the Acquisition. Each such party has also agreed to deliver to the other, until the Closing: (a) as soon as practicable, but no later than 30 days after the end of each month (extended to 45 days after the end of each quarter (except with respect to the last quarter of its fiscal year) and 60 days after the end of the last quarter of its fiscal year), an unaudited consolidated profit and loss account or statement of operations, as the case may be, consolidated balance sheet and consolidated cash flow statement for such month or quarter, as the case may be, and for the fiscal year to date (in the case of PMT, with quarterly financial statements having been reviewed by its independent public accountants); (b) as soon as practicable, but in any event within five days of its receipt thereof, copies of any management letters and other correspondence of its independent auditors; (c) prompt notice of any material defaults under any material contracts and of any litigation; (d) monthly updates to the backlog information described in the representations and warranties in the Share Purchase Agreement; and (e) as soon as practicable, all such other information requested by the other, where such information is readily available.

  Each Electrotech Shareholder has further agreed that it will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of any of Electrotech shares which such shareholder owned at the date of the Share Purchase Agreement (except certain permitted transfers to one or more trusts for the benefit of family members or charitable purposes, provided that such trusts become a party to and otherwise bound by the Share Purchase Agreement). Additionally, each member of Electrotech and each Electrotech Shareholder has agreed that it will not, nor shall any of Electrotech's directors, officers, other employees or other representatives or agents, directly or indirectly communicate, solicit, initiate, encourage or participate (including furnishing non-public information concerning any business, properties or assets of Electrotech) in any discussions or negotiations with regard to any proposal to acquire, directly or indirectly, any of the share capital of any member of Electrotech or any of its subsidiaries, or to invest any funds in any such company, whether such proposal, acquisition, investment or other transaction involves a stock sale, a tender offer, exchange offer, merger, consolidation or other business combination, or for the acquisition of a substantial portion of the assets of any member of Electrotech or any subsidiary thereof (an "Acquisition Proposal"). Each member of Electrotech and each Electrotech Shareholder has furthermore agreed to immediately communicate to PMT the identity of any other party and the initial terms of any proposal it may receive from any such party in respect of an Acquisition Proposal. Each Electrotech Shareholder has also severally agreed that such Shareholder will not offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or commence an offering of, any shares of Buyer's Common Stock beneficially owned by such Shareholder or any securities convertible into, or exchangeable for, shares of Buyer's Common Stock for a period of 90 days following the Closing Date, without the prior written consent of Salomon Brothers.

  PMT agreed to prepare and file with the Commission, and mail to its shareholders, this Proxy Statement with respect to the Annual Meeting of PMT shareholders to consider and vote, among other things, upon the Acquisition and the transactions contemplated thereby. Each member of Electrotech and each Electrotech Shareholder agreed to assist and cooperate with PMT in the preparation of this Proxy Statement with respect to information herein concerning them.

CERTAIN PAYMENTS AT CLOSING

  PMT has agreed in the Share Purchase Agreement that, upon the Closing of the Acquisition, PMT will pay to Mr. Dobson the cash amount of $500,000 pursuant to the Noncompetition Agreement (see "--Related Agreements" below) and deliver to Electrotech the following aggregate amounts and property as contributions to capital: (a) at the discretion of the Board of Directors of ET and ETE, the cash sum of approximately $1,500,000, the precise amount of which shall be specified by Mr. Dobson prior to the Closing as the amount which, when added to the $250,000 to be paid by PMT for the ETS shares, represents the U.S. dollar equivalent of one pound sterling for each day that all employees of Electrotech and its subsidiaries as of the Closing have been continuously employed by them as of the Closing (the "Employee Bonus"); (b) a cash sum, the precise amount of which shall be specified by Mr. Dobson prior to the Closing, calculated to result in an after-tax bonus payment (assuming the highest marginal income tax rates) to Mr. Wheeler of approximately $600,000 (the "Wheeler Bonus"); and (c) the cash sum of $7,000,000, to be paid to Mr. Dobson as a negotiation fee (the "Dobson Negotiation Fee"). The Electrotech companies have accordingly agreed to pay or deliver (or cause their subsidiaries to pay or deliver) on or after the Closing (i) the Employee Bonus, to their employees entitled thereto, (ii) the Wheeler Bonus to Mr. Wheeler for past services rendered, and (iii) the Dobson Negotiation Fee to Mr. Dobson.

  PMT has furthermore agreed that, at and following the Closing, it will cause Electrotech and its subsidiaries to honor in accordance with their terms all existing employment arrangements with their respective directors, officers and other employees, provided that such arrangements have been disclosed in accordance with the terms of the Share Purchase Agreement. Furthermore, PMT has represented and warranted that it presently intends to cause Electrotech and its subsidiaries to continue indefinitely to provide pension and welfare benefits to their employees (considered as a group) which benefits are intended to be in the aggregate no less favorable than those currently provided by Electrotech and its subsidiaries in the aggregate to such employees. PMT has further agreed that, sufficiently prior to the Closing to facilitate the grant of such stock options, PMT will recommend to its Board of Directors and Compensation Committee thereof the grant, under its 1991 Stock Option Plan, of options covering an aggregate of approximately 800,000 shares of Common Stock to such employees of Electrotech and its subsidiaries, and in such respective individual amounts, as shall be jointly determined by PMT and Mr. Dobson prior to the Closing. Such option grants are otherwise to be at prices and upon terms as are customarily contained in options generally granted under PMT's 1991 Stock Option Plan.

  PMT has also agreed that it will not file with the Commission any disclosure document, any document related to the Private Financing or any report or other document filed by PMT under the Exchange Act or otherwise made public, that includes the names of any of Electrotech, the Electrotech Shareholders or any affiliate of such persons, without the prior written consent of Mr. Dobson, except solely as and to the extent that PMT is advised by its legal counsel that the same is required to be so filed (in which case Mr. Dobson shall be given reasonable opportunity to review and reasonably modify any such proposed filing).

PRE-CLOSING ELECTROTECH DIVIDENDS

  Although Electrotech is prohibited from paying or distributing any amounts as dividends or otherwise to any of the Electrotech Shareholders, the Share Purchase Agreement specifically provides that Electrotech may, prior to the Closing, declare and pay cash dividends to the Electrotech Shareholders up to an amount permitted by law but not exceeding the net cash payment specified in
Section 1.4(a) of the Share Purchase Agreement (being the $75,000,000 amount described above under "--Purchase Price," after the deductions described therein), in which case the parties have agreed that (a) PMT shall, immediately prior to the Closing, loan to Electrotech an amount equal to the sum of such dividends, plus all taxes required to be paid by Electrotech in connection with the payment of such dividends (the "Dividend Taxes"), in order to fund the payment of such dividends immediately prior to the Closing and the payment of the Dividend Taxes; (b) the cash portion of the purchase price for Electrotech shares otherwise payable to the Electrotech Shareholders at the Closing shall be reduced, pro rata as to each Electrotech Shareholder, by an aggregate amount equal to such loan by PMT; (c) immediately after the Closing, the indebtedness of Electrotech to PMT in respect of such loan shall be forgiven by PMT as a contribution to the capital of Electrotech (but subject to the contingent obligation of Electrotech to make the payments described in the following clause); and (d) from time to time if and when Electrotech is entitled to a credit for the Dividend Taxes against other amounts due and payable for income taxes of Electrotech, then Electrotech shall pay to the Electrotech Shareholders (promptly after such time as Electrotech would have otherwise been required to pay such income taxes), pro rata to each Electrotech Shareholder in the same proportion that the cash portion of the purchase price was reduced, the aggregate amount of such credit.

TERMINATION, AMENDMENT AND WAIVER

  The Share Purchase Agreement may be terminated at any time by the mutual written consent of PMT and Mr. Dobson. The Share Purchase Agreement may also be terminated by any party if the Closing of the Acquisition has not occurred on or before December 31, 1996.

  The Share Purchase Agreement may be terminated by PMT alone if there is a material breach of any of the representations and warranties of any member of Electrotech or any Electrotech Shareholder, or if any member of Electrotech or any Electrotech Shareholder fails to comply in any material respect with any of its respective covenants or agreements contained in the Share Purchase Agreement. Similarly, the Share Purchase Agreement may be terminated by the Electrotech Shareholders alone if there is a material breach of any of such representations and warranties of PMT, or if PMT fails to comply in any material respect with any such covenants or agreements.

  The Share Purchase Agreement may be amended only by an instrument in writing signed by each of the parties thereto. At any time prior to the Closing, any party to the Share Purchase Agreement (considering Electrotech and Electrotech Shareholders collectively as a single party for this purpose) may (a) extend the time for performance of any obligation of the other party, (b) waive any inaccuracies in the representations and warranties made to such party in the Share Purchase Agreement or any document delivered in connection therewith and
(c) waive compliance with any of the agreements or conditions for the benefit of such party contained in the Share Purchase Agreement.

TERMINATION FEE AND CERTAIN ACQUISITION EXPENSES

  Upon any termination of the Share Purchase Agreement (except solely a No-Fee Termination, as described in the following paragraph), PMT must pay to Electrotech an aggregate fee of $1,000,000 (the "Termination Fee"), and PMT must additionally pay to Electrotech all reasonable fees and expenses actually incurred by them in connection with the transactions contemplated by the Share Purchase Agreement, including all reasonable legal, investment banking, accounting and other fees and expenses (the "Reimbursable Expenses"). Upon the execution of the Share Purchase Agreement and pursuant thereto, PMT advanced to Electrotech an aggregate of approximately $624,000 in respect of all Reimbursable Expenses then payable to third parties other than

Hambrecht & Quist, excluding any internal charges or expenses of Electrotech or any of its subsidiaries. Such amount is considered an advance in respect of any amounts which may ultimately be owed by PMT to Electrotech upon the termination of the Share Purchase Agreement and, if no amounts are ever so owed by reason of the occurrence of a No-Fee Termination of the Share Purchase Agreement, Electrotech must, within seven days following the occurrence of such No-Fee Termination, refund to PMT all amounts so advanced.

  A "No-Fee Termination" of the Share Purchase Agreement relieves PMT of its obligation to pay the Termination Fee and Reimbursable Expenses to Electrotech, and consists of the following: (a) any termination by PMT or the Electrotech Shareholders if a governmental authority or other agency or commission or court shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order which has the effect of prohibiting the consummation of the transactions contemplated by the Share Purchase Agreement (limited to United Kingdom matters in the case of a termination by PMT, and limited to United States matters in the case of a termination by the Electrotech Shareholders); (b) any termination by the Electrotech Shareholders by reason of their failure to obtain the ET Tax Clearance; (c) any termination by PMT by reason of the non-occurrence of any of the conditions to PMT's obligation to consummate the Acquisition; provided, however, that any termination by PMT as the result of any failure by PMT to consummate the Private Financing, to obtain approval of the Share Purchase Agreement by PMT's shareholders, or to complete additional environmental investigations of Electrotech to PMT's satisfaction, and any termination by PMT as the result of a material adverse change in the financial condition, assets, liabilities, business, operations, results of operations or prospects of Electrotech or as a result of the failure to meet the Dissenters' Rights Condition, shall not constitute a No-Fee Termination and shall not relieve PMT of its obligation to pay the Termination Fee and Reimbursable Expenses; and
(d) any termination by the Electrotech Shareholders as the result of a material adverse change in the financial condition, assets, liabilities, business, operations, results of operations or prospects of PMT.

  PMT will in any event be responsible for all of its own costs and expenses incurred in connection with the Acquisition and the transactions contemplated thereby, whether or not the Closing occurs.

EFFECT OF TERMINATION

  Except to the extent that PMT may be obligated to pay the Termination Fee and Reimbursable Expenses (and except to the extent that Electrotech may become obligated to repay the $624,000 advance made by PMT in respect of Reimbursable Expenses), in the event of a termination of the Share Purchase Agreement it shall become void and there will be no liability on the part of any party thereto, provided that no party shall be relieved of any liability for any intentional breach of the purchase and sale covenants contained in the Share Purchase Agreement, or the covenant to use reasonable efforts to satisfy all conditions to the Closing, which breach results in a termination of the Share Purchase Agreement. Additionally, a covenant of each party to refrain from publicly stating any disparaging or similar remark regarding the other shall continue for a one-year period following any termination of the Share Purchase Agreement.

RELATED AGREEMENTS

  Certain additional agreements to be executed at the Closing are attached as Exhibits to the Share Purchase Agreement, consisting of: (a) the Employment Agreement between PMT and Mr. Wheeler, the execution of which is a condition to the obligations of the Electrotech Shareholders under the Share Purchase Agreement; (b) the Registration Agreement between PMT and Mr. Dobson, the execution of which is also a condition to the obligations of the Electrotech Shareholders under the Share Purchase Agreement, and (c) the Noncompetition Agreement between PMT and Mr. Dobson, the execution of which is a condition to the obligation of PMT under the Share Purchase Agreement.

  Employment Agreement. The Employment Agreement provides that Mr. Wheeler will be employed by PMT as its President and Chief Operating Officer for a term of three years, which term will be automatically renewed for additional one-year periods unless terminated by either party at least 30 days prior to the commencement of the additional one-year period. The Employment Agreement provides that Mr. Wheeler's base salary will be $250,000 per year (which will be reviewed annually and may be adjusted upward by PMT), and that Mr. Wheeler will be additionally eligible to participate in such bonus programs and other benefit plans and arrangements as are generally made available to executive officers of PMT. It also provides for the grant to Mr. Wheeler of options to purchase 200,000 shares of Common Stock under PMT's 1991 Stock Option Plan, at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of grant (which will be the Closing Date), which options will vest in four equal annual installments on each anniversary of the date of grant. These options are included in the options covering approximately 800,000 shares to be granted by PMT at the Closing to certain employees of the members of Electrotech and their subsidiaries as shall be jointly determined by PMT and Mr. Dobson prior to the Closing. See "--Conditions to the Acquisition" above. If Mr. Wheeler is terminated by PMT "for cause" or if he terminates his employment "without good reason" (as those terms are defined in the Employment Agreement), or if he dies during the term of the Employment Agreement, he will be entitled only to receive his salary and other amounts actually accrued through the date of termination. Upon any other termination, he will generally be entitled to receive his base salary (at the rate in effect upon the date of termination) through the remainder of the term of the Employment Agreement (but not less than one year), without set-off or reduction, and will be entitled to the vesting of his stock options and to receive generally all other benefits to which he is entitled under the Employment Agreement through the remainder of such term. The Employment Agreement also provides that while Mr. Wheeler is employed and for such period after employment during which he continues to receive payments at least equal to his base salary pursuant to the Employment Agreement, he will not compete with PMT in any area in the world where PMT's products or services are offered or sold.

  Registration Rights Agreement. The Registration Rights Agreement to be entered into by PMT and Mr. Dobson provides that, with respect to 4,853,334 shares of Common Stock to be received by Mr. Dobson pursuant to the Acquisition, Mr. Dobson may, on not more than three occasions at any time commencing on the first anniversary of the Closing Date, require PMT at its sole expense to prepare, file with the Commission and use its best efforts to cause to be declared effective and maintained effective for up to 120 days, a registration statement under the Securities Act covering the public offer and sale of such shares. The Registration Rights Agreement also provides that, commencing on and after the first anniversary of the Closing Date, Mr. Dobson shall have customary "piggyback" registration rights in the event PMT proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash. The Registration Rights Agreement contains additional customary terms and provisions, including reciprocal indemnification and contribution provisions with respect to information furnished or provided by PMT or Mr. Dobson for inclusion in any such registration statement.

  Noncompetition Agreement. The Noncompetition Agreement between PMT and Mr. Dobson provides that, in consideration of the payment to Mr. Dobson by PMT of $500,000 at the Closing and further in order to confirm in PMT the goodwill of the business of Electrotech being acquired by PMT pursuant to the Acquisition, Mr. Dobson shall not, for a period of three years commencing upon the Closing, directly or indirectly carry on or participate in any business anywhere in the world in competition with the business of Electrotech as the same exists immediately prior to the Acquisition and as the same is to be carried on following the Acquisition.

                CERTAIN OTHER ITEMS RELATED TO THE ACQUISITION

ACCOUNTING TREATMENT

  The Acquisition is to be treated as a purchase for accounting purposes.

FEDERAL INCOME TAX CONSEQUENCES

  The Acquisition will not have any U.S. federal, state or local income tax effect on any PMT shareholder, unless such shareholder exercises dissenters' rights. See "Dissenting Shareholders' Rights of Appraisal."

GOVERNMENTAL AND REGULATORY APPROVALS

  PMT and Electrotech are not aware of any governmental or regulatory approvals required for consummation of the Acquisition, although it is a condition to the obligations of the Electrotech Shareholders to consummate the Acquisition that the Electrotech Shareholders have obtained tax clearance from certain U.K. taxing authorities.

TERMS OF THE PRIVATE FINANCING; WORKING CAPITAL

  As one of PMT's conditions to the consummation of the Acquisition, the Private Financing requires PMT to issue and sell at least $50,000,000 in convertible subordinated notes (the "Convertible Notes") to qualified institutional buyers (the "Buyers") pursuant to Rule 144A of the Commission (or other available applicable exemptions under the Securities Act). PMT presently anticipates that it will issue approximately $65,000,000 in principal amount of Convertible Notes in the Private Financing, and that the Convertible Notes will be on terms and subject to conditions, including without limitation, the right, first exercisable at some future date, to convert such Convertible Notes into shares of Common Stock, as may be negotiated between PMT and the Buyers. The initial purchasers of the Convertible Notes will be granted an over-allotment option with respect to an additional $9,750,000 in principal amount of Convertible Notes, which option will be exercisable by such initial purchasers within 30 days of the date of issuance of the Convertible Notes. Additionally, the obligation of PMT and the Electrotech Shareholders to effect the Acquisition is subject, among other things, to the condition that the cash and cash equivalent assets of PMT and Electrotech at the Closing, plus amounts then immediately available to them through additional borrowings under credit arrangements, on a consolidated pro forma basis immediately after giving effect to the Acquisition, shall equal at least $35,000,000 (the "Working Capital Condition"). PMT anticipates the establishment of a new working capital line which will be consistent with the requirements of the Working Capital Condition (the "Working Capital Facility"), which facility will be effective as of the closing of the Acquisition.

  Management of PMT believes that the cash provided or available from the Convertible Notes and other sources of capital available to PMT, including cash, cash equivalents and short-term investments presently on hand, will be sufficient to pay the cash portion of the purchase price due under the Share Purchase Agreement at the Closing and to pay for the costs and expenses of PMT, including without limitation, the Reimbursable Expenses, resulting from the Acquisition.

RESTRICTIONS ON TRANSFER OF SHARES

  The shares of Common Stock to be received by the Electrotech Shareholders on the consummation of the Acquisition will be offered and sold in a manner intended to comply with the conditions contained in Regulation S under the Securities Act. In that regard, each Electrotech Shareholder has represented and warranted to PMT, among other things, that (a) such shareholder is not a "U.S. person" (as defined in Regulation S) and is not acquiring shares of Common Stock for the benefit of any "U.S. person;" (b) during the period of 40 days following the Closing (the "Restricted Period"), such shareholders will not engage in any activity for the purpose of, or what may be reasonably be expected to have the effect of, conditioning the market in the United States for the sale of any shares of Common Stock to be held by such shareholder, and will not offer, sell, transfer, pledge or otherwise dispose of such shares in the United States or to or for the account or benefit of a "U.S. person;" (c) such shareholder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) shares of Common Stock otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder; and (d) during the period commencing five business days before the Closing and continuing through the Restricted Period, such shareholder will not directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transaction in or with respect to the Common Stock or any other derivative security transaction, the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with such shareholder's ownership of shares of Common Stock. Additionally, the share certificates representing the shares of Common Stock delivered to the Electrotech Shareholders will contain a restrictive legend that will restrict the sale of such shares in accordance with the restrictions of Regulation S during the Restricted Period.

  Following the Restricted Period, Electrotech Shareholders holding 746,666 shares of Common Stock will be permitted to sell such shares into the public market without restriction. Subject to certain volume restrictions imposed under Rule 144 under the Securities Act, after the Restricted Period Mr. Dobson will also be permitted to sell a portion of the 4,853,334 shares of Common Stock held by him into the public market. In connection with the Private Financing, the Electrotech Shareholders have agreed not to sell any of the shares of Common Stock received by them in the Acquisition for 90 days from the Closing Date.

                 DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

  Pursuant to Chapter 13 of the California General Corporation Law ("Chapter 13"), a holder of shares of Common Stock may, in some instances, be entitled to require PMT to purchase his or her shares for cash at their fair market value as of the day before the first announcement of the terms of the Acquisition ("Dissenting Shares"), excluding any appreciation or depreciation in consequence of the Acquisition. Except as noted below, shares of Common Stock will qualify as Dissenting Shares only if demands for payment are timely filed and perfected with respect to 5% or more of the outstanding shares of Common Stock. This 5% requirement is applicable because the Common Stock is on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System. However, this 5% requirement does not apply to any shares which the holder is legally unable freely to sell publicly because of transfer restrictions imposed under securities laws and related agreements with PMT ("Restricted Shares").

  IT IS A CONDITION TO THE ACQUISITION THAT THE HOLDERS OF LESS THAN 5% OF THE OUTSTANDING COMMON STOCK EXERCISE DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL.

  The general terms of the Acquisition were first announced on July 18, 1996. The following is a brief summary of the procedures to be followed by a PMT shareholder in order to perfect his or her right, if any, to payments under Chapter 13 and is qualified in its entirety by reference to the text of Chapter 13 attached to this Proxy Statement as Annex E, to which reference is hereby made for a definitive statement of the rights of dissenting shareholders (the "Dissenting Shareholders") and the procedures to be followed.

  A Dissenting Shareholder who wishes to require PMT to purchase his or her respective shares of Common Stock must:

    (1) vote against the Acquisition any or all of the shares of Common Stock entitled to be voted (shares of Common Stock not voted have the effect of being voted against the Acquisition but will not be counted toward the 5% minimum for dissenters' rights generally to exist); provided that if a PMT shareholder votes part of the shares entitled to be voted in favor of the Acquisition, and fails to specify the number of shares voted, it is conclusively presumed under California law that such shareholder's approving vote is with respect to all shares entitled to be voted;

    (2) make written demand upon PMT or its transfer agent at the addresses listed below, which is received not later than the date of the meeting of shareholders, setting forth the number of shares of Common Stock demanded to be purchased by PMT and a statement as to claimed fair market value of such shares at July 17, 1996; and

    (3) submit for endorsement, within 30 days after the date on which the notice of approval of the Acquisition by the shareholders described below is mailed to such shareholders, to PMT or its transfer agent at the addresses listed below, the certificates representing any shares in regard to which demand for purchase is being made, or to be exchanged for certificates of appropriate denominations so endorsed, with a statement that the shares are Dissenting Shares.

  The statement of fair market value in clause (2) above will constitute an offer by the Dissenting Shareholder to sell his or her shares at a price equal to such fair market value. Neither a vote against approval of the Acquisition nor the giving of a proxy directing a negative vote will be sufficient to constitute the demand described in clause (2) above. A proxy which fails to include instructions with respect to approval of the Acquisition will be voted in favor of the Acquisition. Accordingly, the shares covered by such proxy will not be Dissenting Shares. In addition, a vote in favor of the Acquisition, or a failure to vote at all, will nullify any previously filed written demand for payment.

  Within 10 days after the date of the approval of the Acquisition, PMT will mail to each Dissenting Shareholder who holds Common Stock a notice of such approval together with a statement of the price determined by PMT to represent the fair market value of Dissenting Shares, a copy of certain sections of Chapter 13, and a brief description of the procedure to be followed if the shareholder desires to exercise his or her dissenters' rights. The statement of price will constitute an offer by PMT to purchase at the price stated therein any Dissenting Shares.

  If PMT and the Dissenting Shareholder agree that any shares of Common Stock are Dissenting Shares and agree upon the price of the shares, the Dissenting Shareholder will be entitled to the agreed price plus interest thereon at the legal rate on judgments from the date of such agreement. Subject to the provisions of the California General Corporation Law, payment of the fair market value of the Dissenting Shares will be made within 30 days after such agreement or within 30 days after any statutory or contractual conditions to the Acquisition are satisfied, whichever is later. If PMT denies that the shares are Dissenting Shares or if PMT and the Dissenting Shareholder fail to agree upon the fair market value of the shares, then the Dissenting Shareholder, within six months after the date on which notice of approval of the Acquisition by the shareholders of PMT is mailed to such shareholder, and not thereafter, may file a complaint in the Superior Court of Los Angeles County, California, requiring the court to determine whether the shares are Dissenting Shares, or the fair market value of the Dissenting Shares, or both, or may intervene in any pending action for the appraisal of any shares of Common Stock. The court will direct payment of the appraised value of the shares, together with interest thereon at the legal rate on judgments from the date on which the judgment was entered, by PMT to the shareholder upon the surrender of the certificates representing such shares to PMT. The costs of the proceeding shall be apportioned as the court considers equitable, but if the appraisal exceeds the price offered by PMT, it shall pay the costs, and if the appraisal is more than 125% of the price offered by it, it may be required to pay attorneys' and other fees and interest at the legal rate on judgments from the date the shareholder complied with Sections 1300-1302 of Chapter 13.

  A Dissenting Shareholder may not withdraw a demand for purchase of Dissenting Shares without PMT's consent. Written demands for payment and submissions for endorsement with respect to Common Stock must be addressed to Plasma & Materials Technologies, Inc., 9255 Deering Avenue, Chatsworth, California 91311, attention: John W. LaValle or to PMT's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

  Any reference to "Dissenting Shareholder" in this section "Dissenting Shareholders' Rights of Appraisal" means the recordholder of Dissenting Shares of PMT and includes a transferee of record.

  Shareholders are entitled, upon written demand, to inspect and copy the record of PMT shareholders at any time during usual business hours to communicate with other PMT shareholders with respect to the Acquisition.

  A shareholder receiving cash upon the exercise of dissenters' rights may recognize gain or loss for income tax purposes. Each such shareholder must consult with his or her tax advisor in order to determine the income tax effect of the exercise of such dissenters' rights by such shareholder.

                  SELECTED CONSOLIDATED FINANCIAL DATA OF PMT

  The following selected consolidated financial data of PMT are qualified by reference to and should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this Proxy Statement. The selected consolidated financial data set forth below for the year ended February 28, 1994, as of and for the ten months ended December 31, 1994, and as of and for the year ended December 31, 1995, have been derived from the audited financial statements of PMT included elsewhere in this Proxy Statement. See "Index to Financial Statements." The selected consolidated financial data set forth below as of and for the year ended February 28, 1992, as of and for the year ended February 28, 1993, and as of February 28, 1994, have been derived from audited financial statements of PMT not included in this Proxy Statement. The selected consolidated financial data for the ten months ended December 31, 1993, the twelve months ended December 31, 1994, the six months ended June 30, 1995 and as of and for the six months ended June 30, 1996 have been derived from unaudited consolidated financial statements of PMT, but include all adjustments (consisting only of normal recurring adjustments) which PMT considers necessary for a fair presentation of the results of operations for the periods presented. The results of operations for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for PMT's fiscal year ending December 31, 1996.

                                                      TEN MONTHS         TWELVE                   SIX MONTHS
                                YEAR ENDED               ENDED           MONTHS        YEAR          ENDED
                               FEBRUARY 28,         DECEMBER 31,(1)      ENDED        ENDED        JUNE 30,
                          ------------------------  ----------------  DECEMBER 31, DECEMBER 31, ----------------
                           1992    1993     1994     1993     1994      1994(1)      1995(2)     1995     1996
                          ------  -------  -------  -------  -------  ------------ ------------ -------  -------
                                      (IN THOUSANDS IN U.S. DOLLARS, EXCEPT SHARE INFORMATION)
STATEMENTS OF OPERA-
 TIONS:
Revenues:
 Product sales..........  $1,376  $ 4,215  $ 6,244  $ 4,435  $ 8,005    $ 9,813      $20,890    $ 7,092  $17,946
 License revenue........   2,000      --     1,900    1,900      700        700          400        400      --
 Contract revenue.......     --       --       --       --       --         --           --         --       849
                          ------  -------  -------  -------  -------    -------      -------    -------  -------
 Total revenue..........   3,376    4,215    8,144    6,335    8,705     10,513       21,290      7,492   18,795
Costs and expenses:
 Costs of goods sold....     763    2,442    4,259    3,218    5,404      6,444       11,144      3,747    9,127
 Research and
  development...........   1,205    2,218    2,812    2,186    3,584      4,210        4,567      2,043    3,560
 Selling, general and
  administrative........   1,083    1,806    2,224    1,688    3,382      3,917        5,943      2,736    4,267
                          ------  -------  -------  -------  -------    -------      -------    -------  -------
 Total costs and
  expenses..............   3,051    6,466    9,295    7,092   12,370     14,571       21,654      8,526   16,954
                          ------  -------  -------  -------  -------    -------      -------    -------  -------
Income (loss) before
 interest and income tax
 provision..............     325   (2,251)  (1,151)    (757)  (3,665)    (4,058)        (364)    (1,034)   1,841
Other:
 Interest expense.......     (22)     (94)    (227)    (213)    (146)      (159)        (294)      (177)     (91)
 Interest income........      21       26       32       15      125        143          777         29      884
                          ------  -------  -------  -------  -------    -------      -------    -------  -------
Income (loss) before
 income tax provision...     324   (2,319)  (1,346)    (955)  (3,686)    (4,074)         119     (1,182)   2,634
Income tax provision....     196      --        51       51       54         54            1        --        13
                          ------  -------  -------  -------  -------    -------      -------    -------  -------
Net income (loss).......  $  128  $(2,319) $(1,397) $(1,006) $(3,740)   $(4,128)     $   118    $(1,182) $ 2,621
                          ======  =======  =======  =======  =======    =======      =======    =======  =======
Net income (loss) per
 share (3)..............                                     $ (0.75)   $ (0.82)     $  0.02    $ (0.24) $  0.29
                                                             -------    -------      -------    -------  -------
Number of shares used in
 per share computation
 (3)....................                                       5,013      5,013        6,593      5,023    9,131
                                                             =======    =======      =======    =======  =======

                             FEBRUARY 28,
                         ---------------------  DECEMBER 31, DECEMBER 31, JUNE 30,
                          1992   1993   1994        1994       1995(2)      1996
                         ------ ------ -------  ------------ ------------ --------
BALANCE SHEET DATA:
Working capital......... $1,205 $  609 $ 5,926    $ 6,171      $49,037    $46,316
Total assets............  3,145  5,032  12,080     16,631       59,293     66,981
Long-term debt (capital
 lease obligations),
 less current portion...    119    387     145        733          686        434
Redeemable convertible
 preferred stock........    --   1,250   8,705     14,205          --         --
Shareholders' equity
 (deficit), excluding
 redeemable convertible
 preferred stock........  1,901    820    (646)    (4,419)      53,413     56,148

- --------
(1) During 1994, PMT changed its fiscal year end from the last day of February to December 31. Information for the twelve months ended December 31, 1994 (unaudited) is provided for comparison to the information for the year ended December 31, 1995. Information for the ten months ended December 31, 1993 (unaudited) is provided for comparison to the information for the ten months ended December 31, 1994.
(2) On August 29, 1995, PMT completed its initial public offering, resulting in approximately $40,093,235 of net proceeds to PMT. The funds have been used to cover PMT's working capital needs, its investment in evaluation systems and capital expenditures, and to continue to expand its research and development and operational activities.
(3) See Note 1 of Notes to Consolidated Financial Statements for an explanation of the method used to determine the number of shares used to compute per share amounts.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
             FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PMT

  The following discussion should be read in conjunction with PMT's consolidated financial statements and notes thereto and "Selected Consolidated Financial Data of PMT" included elsewhere in this Proxy Statement.

OVERVIEW

  PMT began operations in July 1986 to develop, manufacture and sell advanced plasma technology products. From 1986 until 1990, PMT worked with Leybold and commercialized PMT's Advanced Plasma Source (APS) technology that was developed by Dr. Campbell while studying at UCLA. PMT receives royalties from Leybold, which currently manufactures advanced optical coating equipment utilizing PMT's APS technology. In 1990, PMT began development of a second plasma technology, its MORI(TM) plasma source, and signed licensing and OEM agreements with Alcan-Tech, an affiliate of Canon Sales, in November 1991, with NEC Anelva in February 1992, with Leybold in December 1992, and with Watkins-Johnson in December 1993. In December 1995, PMT agreed in principle with NEC Anelva to extend its original OEM and licensing agreement so that the two parties could jointly develop, manufacture and market an intermetal dielectric CVD system based upon PMT's MORI(TM) source. PMT introduced its plasma processing systems, the APEX 7000(R) and the PINNACLE 8000(R), in 1993, and made its first shipments to end use customers beginning in June 1994. PMT introduced and made its first shipments to end use customers of its PINNACLE 8000R(R) system in December 1995. When sold directly to end use customers, an APEX 7000(R) system has a list price of approximately $1,000,000. PMT's PINNACLE 8000(R) and PINNACLE 8000R(TM) systems have list prices ranging from $1,800,000 to $2,800,000, and from $1,900,000 to $3,400,000, respectively, depending upon the number of modules that are sold with the system.

  PMT generally recognizes sales upon shipment of its products. Accordingly, PMT's product sales are significantly affected by the timing of product shipments. See "Risk Factors--Quarterly Operating Results Affected by Many Business Factors." In addition, PMT often allows customers to evaluate systems, and since customers can return such systems to PMT at any time with limited or no penalty, PMT does not recognize a sale of an evaluation system until it has been accepted by the customer. See Notes 1 and 3 of Notes to Consolidated Financial Statements. PMT's collection practices and credit terms are consistent with industry practice and, with respect to sales of systems, generally provide for a customer to be invoiced upon shipment, with a substantial portion of the payment (typically 80% to 90%) due within a certain amount of time thereafter, and with the balance of the system's purchase price due upon final installation and acceptance.

  On August 29, 1995, PMT completed its initial public offering (the "Initial Public Offering"), resulting in approximately $40.1 million of net proceeds to PMT. In connection with the Initial Public Offering, the Board of Directors approved a one-for-three reverse stock split of PMT's Common Stock. The reverse stock split has been accounted for as if it had taken place as of the earliest date presented. Effective August 29, 1995, all of the outstanding shares of the preferred stock of PMT (13,337,219 shares) automatically converted into 4,445,740 shares of Common Stock.

RECENT DEVELOPMENTS

  The semiconductor industry is currently experiencing a significant downturn, which PMT anticipates will result in reduced demand for semiconductor processing equipment and increased pricing pressure upon equipment manufacturers, including PMT. Such reduced demand could adversely affect PMT's product sales during the quarter ending September 30, 1996 and for subsequent periods. The loss or delay of one or more system sales during any quarter, including the current quarter ending September 30, 1996, would significantly and adversely affect PMT's operating results for that quarter. See "Risk Factors--Cyclicality of Semiconductor Industry" and "Risk Factors--Quarterly Operating Results Affected by Many Business Factors." Additionally, during the current quarter ending September 30, 1996, pricing pressure attendant to PMT's first shipments of multiple production systems to a major semiconductor manufacturer are expected to result in lower gross and operating margins for the current quarter and, perhaps, for subsequent periods than those attained by PMT during recent quarters.

RESULTS OF OPERATIONS

  The following table sets forth certain operating data as a percentage of total revenue for the periods indicated:

                           TEN MONTHS         TWELVE                 SIX MONTHS
                              ENDED           MONTHS        YEAR        ENDED
                          DECEMBER 31,        ENDED        ENDED      JUNE 30,
                         ----------------  DECEMBER 31, DECEMBER 31, -------------
                         1993(1)  1994(1)    1994(1)      1995(2)    1995    1996
                         -------  -------  ------------ ------------ -----   -----
REVENUES:
Product sales...........   70.0 %   92.0 %      93.3 %      98.1 %    94.7 %  95.5%
License revenue.........   30.0      8.0         6.7         1.9       5.3     --
Contract revenue........    --       --          --          --        --      4.5
                          -----    -----      ------       -----     -----   -----
  Total revenue.........  100.0    100.0      100. 0       100.0     100.0   100.0
                          -----    -----      ------       -----     -----   -----
COSTS AND EXPENSES:
Cost of goods sold......   50.8     62.1        61.3        52.3      50.0    48.6
Research and
 development............   34.5     41.2        40.0        21.5      27.3    18.9
Selling, general and
 administrative.........   26.6     38.8        37.3        27.9      36.5    22.7
                          -----    -----      ------       -----     -----   -----
  Total costs and
   expenses.............  111.9    142.1      138. 6       101.7     113.8    90.2
                          -----    -----      ------       -----     -----   -----
Income (loss) before
 interest and income
 taxes..................  (11.9)   (42.1)      (38.6)       (1.7)    (13.8)    9.8
OTHER:
Interest income
 (expenses), net........   (3.1)    (0.2)       (0.2)        2.3      (2.0)    4.2
                          -----    -----      ------       -----     -----   -----
Income (loss) before
 income tax provision...  (15.0)   (42.3)      (38.8)        0.6     (15.8)   14.0
Income tax provision....    0.8      0.6         0.5         --        --      0.1
                          -----    -----      ------       -----     -----   -----
Net income (loss).......  (15.8)%  (42.9)%     (39.3)%       0.6 %   (15.8)%  13.9%
                          -----    -----      ------       -----     -----   -----
Gross margin on product
 sales..................   27.4 %   32.5 %      34.3 %      46.7 %    47.2 %  49.1%

- --------
(1) During 1994, PMT changed its fiscal year end from the last day of February to December 31. Information for the twelve months ended December 31, 1994 (unaudited) is provided for comparison to the information for the year ended December 31, 1995. Information for the ten months ended December 31, 1993 (unaudited) is provided for comparison to the information for the ten months ended December 31, 1994.
(2) On August 29, 1995, PMT completed its Initial Public Offering, resulting in approximately $40.1 million of net proceeds to PMT. The funds have been used to cover PMT's working capital needs, its investment in evaluation systems and capital expenditures, and to continue to expand its research and development and operational activities.

  Product Sales. Products sales for the six months ended June 30, 1996 increased 153% to $17.9 million compared to $7.1 million for the six months ended June 30, 1995. Such increase in product sales resulted from the shipment of one PINNACLE 8000(R) and eight PINNACLE 8000R(TM) systems, four MORI(TM) sources and one process module for the six months ended June 30, 1996 compared to two PINNACLE 8000(R) systems, twelve MORI(TM) sources and three process modules shipped in the six months ended June 30, 1995. Product sales increased to approximately $20.9 million for the year ended December 31, 1995 from approximately $9.8 million for the twelve months ended December 31, 1994, an increase of 113%. These increases were attributable to the market acceptance of PMT's advanced plasma processing systems (primarily the PINNACLE 8000(R) system). Shipments of these high density, low pressure plasma systems increased to eight PINNACLE 8000(R) systems and one PINNACLE 8000R(TM) system in fiscal 1995, compared to three PINNACLE 8000(R) systems and three APEX 7000(R) systems in the twelve months ended December 31, 1994. Product sales increased to approximately $8.0 million for the ten months ended December 31, 1994 from approximately $4.4 million for the ten months ended December 31, 1993, an increase of 80%. The increase in the ten months ended December 31, 1994 was due primarily to increased sales of systems and MORI(TM) sources, as well increased sales of spare parts. PMT had no sales of Apex systems during the six-month period ended June 30, 1996 or during the year ended

December 31, 1995, and expects that most of its product sales in the near term will be derived from sales of its newer PINNACLE 8000R(TM) system.

  International sales accounted for approximately 76%, 47%, 66% and 66% of total revenue for the six months ended June 30, 1996, the year ended December 31, 1995, the ten months ended December 31, 1994 and the ten months ended December 31, 1993, respectively. PMT anticipates that international sales will continue to account for a significant portion of its total revenue. In particular, PMT expects that product sales to Japanese and Korean semiconductor manufacturers will continue to represent a significant percentage of PMT's revenue through the remaining portion of fiscal 1996; however, PMT's international sales as a percentage of its total revenue should decrease in the future from historical levels, as PMT anticipates an increase in the percentage of its product sales made to domestic customers. In addition, because of the large unit price associated with PMT's systems, PMT anticipates that its product sales will continue to be made to a small number of customers in any given quarter. See Note 1 of Notes to Consolidated Financial Statements.

  License Revenue. PMT has entered into licensing agreements with Leybold, Canon Sales and NEC Anelva which grant certain rights for the use of PMT's MORI(TM) technology. These agreements provide for an initial lump-sum license payment and generally provide the licensee with the right, upon making further payments, to expand the scope of the license. See "Business--Business of PMT-- Research, Development and Engineering."

  PMT received no license revenues in the six months ended June 30, 1996, compared to $400,000 for the six months ended June 30, 1995, because all revenues due to PMT under its existing license agreements have been paid. For the year ended December 31, 1995, license revenue was $400,000 compared to $700,000 for the twelve months ended December 31, 1994. For the ten months ended December 31, 1994, license revenue was $700,000 compared to $1.9 million for the ten months ended December 31, 1993. PMT does not anticipate the receipt of any additional license revenue for at least the next twelve months. However, PMT may enter into additional license agreements as it deems appropriate in order to broaden the applications of its MORI(TM) technology, or to improve PMT's market penetration.

  Contract Revenues. In March 1996, PMT entered into an agreement with a PMT-sponsored limited partnership, owned by third party investors, except for PMT's minority interest in the partnership, for the development and distribution of an intermetal dielectric CVD system based on PMT's MORI(TM) technology. Under the agreement, PMT is paid by the partnership for research and development services rendered to the partnership. Approximately $849,000 was recognized as revenues for research and development charged to the partnership during the first six months of fiscal 1996.

  Gross Margin on Product Sales. PMT's gross margin on product sales has historically fluctuated and has been dependent primarily on the channels through which sales are made in a particular period. In general, sales through PMT's direct sales staff are normally made at higher selling prices than those made through PMT's distributor and OEM channels. PMT's gross margin on product sales increased to 49% for the six months ended June 30, 1996, as compared to 47% for the six months ended June 30, 1995. The improved margin is attributable principally to the higher sales volume which resulted in increased production efficiencies and to higher average selling prices. PMT's gross margin on product sales was approximately 47% in fiscal 1995 as compared to 34% for the twelve months ended December 31, 1994, approximately 33% for the ten months ended December 31, 1994, and 27% for the ten months ended December 31, 1993. The increase in the margin for 1995 and 1994 is attributable to an increase in units shipped through PMT's direct sales staff, which resulted in improved production efficiencies, and to a higher average selling price.

  Research and Development Expenses. PMT believes that to remain in a strong technological position in the industry, it is critical to continue to make substantial investments in research and development. As PMT's revenue have increased, its research and development expenses have become a smaller percentage of total revenue. Research and development expenses including expenses related to contract revenues, for the six months ended June 30, 1996 were $3.6 million, or 19% of net revenues, compared to $2.0 million, or 27% of net revenues, for the six months ended June 30, 1995. PMT spent $4.6 million or 22% of total revenue on research and development related activities in fiscal 1995. The dollar increases in expenses are attributable principally to PMT's continued investment in further expanding MORI(TM) technology to develop new processes to meet customer requests and requirements. This compared to $4.2 million or 40% of total revenue in the twelve months ended December 31, 1994, $3.6 million or 41% of total revenue for the ten months ended December 31, 1994, and $2.2 million or 35% of total revenue for the ten months ended December 31, 1993. The major focus of PMT's research and development efforts during fiscal 1995 was using PMT's proprietary plasma source technology to develop new processes for advanced etch requirements. This led to the development and introduction into production in December 1995 of an integrated stack etch process for an EEPROM device and the foundation for development programs in Korea and Japan.

  Selling, General and Administrative Expenses. Selling, general and administrative expenses for the six months ended June 30, 1996 were $4.3 million, or 23% of net revenues, compared to $2.7 million, or 37% of net revenues, for the six months ended June 30, 1995. The increased expense was due primarily to the continued growth in the organization's selling and customer support centers and to PMT's Korean subsidiary's need to hire additional employees in order to comply with the Korean semiconductor manufacturers' requirement of having direct local representation for sales and support. Selling, general and administrative expenses were $5.9 million or 28% of total revenue in fiscal 1995. This compared to $3.9 million or 37% of total revenue in the twelve months ended December 31, 1994, $3.4 million or 39% of total revenue for the ten months ended December 31, 1994, and $1.7 million or 27% of total revenue for the ten months ended December 31, 1993. These dollar increases are primarily due to the expansion of PMT's customer service department to support the increased number of systems (including evaluation systems) that were installed at customer sites worldwide. In addition, PMT incurred increased selling expenses associated with the expansion of its sales organization. As a percentage of sales, these expenses have become a smaller percentage of revenue due to increased revenue. PMT anticipates that selling, general and administrative expenses will grow in relation to the growth in revenues.

  Income (Loss) from Operations. For the six months ended June 30, 1996, PMT realized $1.8 million in income from operations, or 9% of total revenue for such period, as compared to a loss of $1.0 million, or 14% of such total revenue for the six months ended June 30, 1995. PMT realized a $364,000 loss from operations, or 2% of total revenue in fiscal 1995, as compared with a $4.1 million loss from operations, or 39% of total revenue in the twelve months ended December 31, 1994. As a percentage of total revenue, the operating loss has decreased due to the growth in revenue in addition to the decrease in operating expenses as a percentage of total revenue. For the ten months ended December 31, 1994, PMT sustained a $3.7 million loss from operations, or 42% of revenue, as compared with a $757,000 loss from operations, or 12% of total revenue, for the ten months ended December 31, 1993. As a percentage of total revenue, the operating loss increased due to the expansion of PMT's research, sales and service departments.

  Interest Income (Expense). For the six months ended June 30, 1996, interest income increased to approximately $884,000, as compared to $29,000 for the six months ended June 30, 1995. Interest income increased to $777,000 in fiscal 1995 from $143,000 in the twelve months ended December 31, 1994, an increase of 443%. The increase in interest income was due to income derived from the proceeds of PMT's Initial Public Offering and resulted in PMT's profitability in fiscal 1995, notwithstanding a $364,000 loss from operations. Interest income increased to $125,000 for the ten months ended December 31, 1994 from $15,000 in the ten months ended December 31, 1993, an increase of 733%, as larger cash balances generated increased interest income.

  Interest expense increased to $294,000 in 1995 from $159,000 in the twelve months ended December 31, 1994, an increase of 85%. This was due to higher capital lease expenses combined with the utilization of a revolving bank line of credit in the first two quarters of fiscal year 1995. For the ten months ended December 31, 1994, interest expense of $146,000 decreased 31% compared to $213,000 the ten months ended December 31, 1993 due to the limited use of the line of credit.

  Income Taxes. For the six-month periods ended June 30, 1996 and 1995, the year ended December 31, 1995 and the ten months ended December 31, 1994, PMT has paid and provided for no or nominal amounts of income taxes due to operating losses incurred or the utilization of net operating loss carryforwards and the related reduction in valuation reserves. The provision for income taxes in each period differs from the statutory federal rate of 35% due to either the reduction of the valuation allowance attributed to the utilization of the net operating loss carryforwards or net operating losses incurred and not benefited. As of December 31, 1995, PMT had research and development credit carryforwards of approximately $800,000 and $300,000 for federal and state tax purposes, respectively, that expire at various dates through 2010. PMT also had net operating loss carryforwards at December 31, 1995, for federal and state income tax purposes, of approximately $5.4 million and $2.7 million, respectively, which expire at various dates through 2008. PMT's utilization of its net operating loss and credit carryforwards depends upon future income and is subject to an annual limitation, required by the Internal Revenue Code of 1986 and similar state provisions. See Note 6 of Notes to Consolidated Financial Statements.

  Net Income (Loss). Net income for the six months ended June 30, 1996 was $2.6 million, compared to a loss of $1.2 million for the six month period ended June 30, 1995. Net income in fiscal year 1995 was approximately $100,000, compared to a net loss of $4.1 million in the twelve months ended December 31, 1994. The net income realized in 1995 was due primarily to the $777,000 in interest income earned from the investment of Initial Public Offering proceeds and the management of costs in relation to revenue in 1995. Net loss in the ten months ended December 31, 1994 was $3.7 million as compared to a $1.0 million loss in the ten months ended December 31, 1993 due to the increase in PMT's operating expenses during the 1994 period.

LIQUIDITY AND CAPITAL RESOURCES

  At June 30, 1996, PMT had $23.6 million in cash, cash equivalents and short-term investments, compared to $38.8 million at December 31, 1995. This $15.2 million decrease was primarily due to increases in inventory and accounts receivable. In addition, $4.8 million was invested in capital equipment as PMT used funds to expand its applications laboratory to support process development and customer demonstrations.

  At June 30, 1996, there were no borrowings outstanding under the revolving credit line, and $3,000,000 was available for borrowings under that agreement. The agreement has been recently extended and presently runs through June 5, 1997. The agreement places certain restrictions on PMT which, among other things, prohibit PMT from paying cash dividends or repurchasing its stock, and requires PMT to comply with certain financial ratios and covenants. PMT is currently in compliance with all covenants and restrictions contained in the revolving line of credit. PMT also has a $3,000,000 equipment leasing facility that runs through December 30, 1996. At June 30, 1996 there were no borrowings under the equipment leasing facility.

  PMT anticipates that it will spend approximately $6.8 million for capital expenditures during fiscal 1996, of which $4.8 million has been invested in capital equipment during the first six months of 1996. This is expected to include investments in demonstration and test equipment, information systems, and other capital items that should enable PMT to expand its ability to support and develop new products and services. In addition, PMT expects to increase its investment in inventory of evaluation systems at customer sites.

  In March 1996, PMT sponsored a partnership with certain third-party investors to fund research and development costs and expenses relating to CVD technology and applications. Third-party investors invested an aggregate of approximately $5,350,000 in the partnership, which aggregate amount is available to fund such costs and expenses. See "Business--Business of PMT-- Research, Development and Engineering" and Note 13 to "Notes to Consolidated Financial Statements."

  While PMT's cash requirements will fluctuate based on the timing and extent of the normal operation of the business, PMT believes that cash generated from operations, together with the existing cash, cash equivalents, short-term investments and borrowings under existing bank lines should be sufficient to support its stand alone operations over the next 12 months, although there can be no assurance in that regard.

  In connection with the consummation of the Acquisition, and to satisfy the Working Capital Condition, PMT anticipates the establishment of the Working Capital Facility which will be consistent with the requirements of the Working Capital Condition. PMT believes that cash provided or available from the Working Capital Facility and other sources of capital available to PMT, including cash on hand, will be sufficient to support PMT's liquidity needs over the next 12 months, including the working capital needs of PMT and Electrotech on a going forward basis, although there can be no assurance in that regard. See "Proposal No. 1--The Acquisition--Terms of the Acquisition and Related Transactions--Terms of the Financing Arrangement; Working Capital."

IMPACT OF INFLATION

  Although PMT cannot accurately anticipate the effect of inflation on its operations, to date inflation has not had a material effect on PMT's product sales or results of operations.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

  In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("SFAS No. 121"), which will be effective for PMT's fiscal year ending December 31, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are presented and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. PMT adopted SFAS No. 121 for the annual reporting period of fiscal 1996 during the first quarter ended March 31, 1996. No adjustments are required with respect to such action.

  In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, Accounting for Awards of Stock-Based Compensation to Employees ("SFAS No. 123"), which will be effective for PMT's fiscal year ending December 31, 1996. SFAS No. 123 provides alternative accounting treatment to APB No. 25 with respect to stock-based compensation and requires certain additional disclosures, including disclosures if PMT elects not to adopt the accounting requirements of SFAS No. 123. PMT intends to make the additional disclosure requirements of SFAS No. 123 for the annual reporting period of fiscal 1996, but will elect to continue to measure compensation costs following present accounting rules under APB No. 25. Consequently, PMT will provide pro forma disclosures of what net income and earnings per share would have been had the fair market value method of SFAS No. 123 been used for the relevant periods.

                SELECTED COMBINED FINANCIAL DATA OF ELECTROTECH

  The selected combined financial data presented below for the fiscal years ended June 30, 1993, and as of and for each of the three years ended June 30, 1994, 1995, and 1996 are derived from audited combined financial statements of Electrotech, which have been audited by Ernst & Young Chartered Accountants, independent auditors, and, except with respect to the June 30, 1993 financial statements, are contained elsewhere in this Proxy Statement. The selected combined financial data presented below as of June 30, 1993 and as of and for the year ended June 30, 1992 are derived from unaudited combined financial statements of Electrotech, which are not contained in this Proxy Statement. The combined financial statements below are presented in British pounds sterling. For reference purpose, the Noon Buying Rate was U.S.$1.57 = (Pounds)1 on September 5, 1996. All of the selected combined financial data below is prepared under accounting principles generally accepted in the United Kingdom ("UK GAAP"), which differ in certain respects from United States generally accepted accounting principles ("US GAAP"). The selected combined financial data set forth below is qualified in its entirety by, and should be read in conjunction with, Electrotech's combined financial statements and related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Electrotech," which are included elsewhere in this Proxy Statement.

                                                     YEAR ENDED JUNE 30,
                          ------------------------------------------------------------------------------
                               1992            1993            1994            1995            1996
                          --------------  --------------  --------------  --------------  --------------
                                               (IN THOUSANDS OF BRITISH POUNDS)
COMBINED PROFIT AND LOSS
 ACCOUNT DATA:
Sales...................  (Pounds)13,919  (Pounds)16,547  (Pounds)23,807  (Pounds)34,496  (Pounds)49,012
Cost of sales...........           6,790           7,967          11,496          17,014          23,406
                          --------------  --------------  --------------  --------------  --------------
Gross profit............           7,129           8,580          12,311          17,482          25,606
Operating expenses:
 Research and
  development...........           2,207           2,365           3,332           4,421           6,674
 Administrative
  expenses..............           6,764           4,659           7,161           8,615           8,295
                          --------------  --------------  --------------  --------------  --------------
Total operating
 expenses...............           8,971           7,024          10,493          13,036          14,969
Operating profit (loss).          (1,842)          1,556           1,818           4,446          10,637
Profit on disposal of
 businesses(1)..........           4,652             --              --            5,040             --
                          --------------  --------------  --------------  --------------  --------------
Profit on ordinary
 activities before
 interest...............           2,810           1,556           1,818           9,486          10,637
Interest payable, net...            (376)            (95)           (255)           (438)           (609)
                          --------------  --------------  --------------  --------------  --------------
Profit on ordinary
 activities before
 taxation...............           2,434           1,461           1,563           9,048          10,028
Tax charge on profit on
 ordinary activities....           1,110             627             574           3,530           3,721
                          --------------  --------------  --------------  --------------  --------------
Profit for the period...  (Pounds) 1,324  (Pounds)   834  (Pounds)   989  (Pounds) 5,518  (Pounds) 6,307
                          ==============  ==============  ==============  ==============  ==============

- --------
(1) Represents the profits, before taxes, recognized on the sales of Surface Technology Systems Limited during the fiscal year ended June 30, 1995 and the sale of Plasma Products Limited during the fiscal year ended June 30, 1992.

                                                      AS OF JUNE 30,
                         -------------------------------------------------------------------------
                             1992           1993           1994           1995           1996
                         ------------- -------------- -------------- -------------- --------------
                                             (IN THOUSANDS OF BRITISH POUNDS)
COMBINED BALANCE SHEET
 DATA:
Working capital......... (Pounds)8,173 (Pounds)10,075 (Pounds)10,547 (Pounds)14,035 (Pounds)16,422
Total assets............        18,615         22,093         28,005         38,339         51,030
Long-term obligations...         1,097          2,559          1,932          1,339            948
Total shareholders'
 equity.................        12,884         13,836         14,844         20,401         26,621

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                           OPERATIONS OF ELECTROTECH

  The following discussion should be read in conjunction with the combined financial statements of Electrotech and notes thereto and "Selected Combined Financial Data of Electrotech" included elsewhere in this Proxy Statement. The combined financial statements of Electrotech combine the consolidated financial statements of each of ET and ETE, which are subject to common control. The financial information for Electrotech has been prepared in accordance with UK GAAP and in British pounds. See Note 29 of the notes to the Electrotech combined financial statements for a reconciliation to US GAAP for selected financial information.

BACKGROUND

  A privately-owned company, Electrotech was founded in 1968 by three scientists from the European research division of ITT as a small manufacturer of vacuum accessories. By 1980, the core technologies of Electrotech had been developed to address plasma etch (1975), plasma enhanced CVD (1978) and PVD
(1980). Electrotech opened sales offices in the U.S. and continental Europe markets in the 1970's, appointed its first sales agents in Japan in 1983 and, thereafter, expanded into other areas of the Asia/Pacific region.

  In 1995, Electrotech sold its Surface Technology Systems Limited ("STS") subsidiary to Sumitomo Precision Products Co. Limited, resulting in a gain of (Pounds)5.0 million, before taxes, in the fiscal year ended June 30, 1995. The proceeds from the sale of STS were used to fund a portion of a major expansion program which included a move in 1996 into new corporate and manufacturing headquarters in Newport, South Wales.

RESULTS OF OPERATIONS

  The following table sets forth for the periods indicated the percentage of total revenues represented by certain line items in the combined profit and loss accounts related to the operations of Electrotech:

                                                               YEAR ENDED
                                                                JUNE 30,
                                                            -------------------
                                                            1994   1995   1996
                                                            -----  -----  -----
Sales...................................................... 100.0% 100.0% 100.0%
Cost of sales..............................................  48.3   49.3   47.8
                                                            -----  -----  -----
Gross margin...............................................  51.7   50.7   52.2
Research and development expenses..........................  14.0   12.8   13.6
Administrative expenses....................................  30.1   25.0   16.9
                                                            -----  -----  -----
Total operating expenses...................................  44.1   37.8   30.5
Profit on disposal of business.............................   --    14.6    --
                                                            -----  -----  -----
Profit on ordinary activities before interest..............   7.6   27.5   21.7
Interest payable, net......................................  (1.1)  (1.3)  (1.2)
                                                            -----  -----  -----
Profit on ordinary activities before taxation..............   6.5   26.2   20.5
Tax charge on profit on ordinary activities................   2.4   10.2    7.6
                                                            -----  -----  -----
Profit for the period......................................   4.1   16.0   12.9
                                                            =====  =====  =====

COMPARISON OF THE YEAR ENDED JUNE 30, 1996 TO THE YEAR ENDED JUNE 30, 1995

REVENUES

  Total revenues were (Pounds)49.0 million for the year ended June 30, 1996 compared to (Pounds)34.5 million for the year ended June 30, 1995, an increase of 42.0%. Total revenues included sales of (Pounds)3.8 million for the year ended June 30, 1995 and no sales in the comparable period in fiscal 1996 related to STS.

  The increase in revenues is primarily due to sales of Sigma products. Units shipped increased to 17 Sigma systems and five Forcefill(TM) modules in the year ended June 30, 1996, compared to 15 Sigma systems and four Forcefill(TM) modules in the year ended June 30, 1995. Revenues from these products were (Pounds)26.5 million, representing 54.2% of total revenues in the year ended June 30, 1996 compared to revenues of (Pounds)18.0 million, representing 57.9% of total revenues (less STS revenues) in the year ended June 30, 1995. Revenues from the sales of Sigma products increased by 47.2% between the two years. The increase in revenues of approximately 47% from the sale of Sigma products from year to year was primarily due to higher unit selling prices and a reduction in the number of sales made through distributors.

  Revenues from sales of Planar 200 Flowfill(TM) products were (Pounds)4.6 million for the year ended June 30, 1996 and (Pounds)1.5 million for the year ended June 30, 1995, an increase of 206%. Six Planar 200 Flowfill(TM) systems were shipped during the year ended June 30, 1996, compared to the shipment of two such systems during the year ended June 30, 1995.

  Revenues from sales of Omega(TM) and Delta products were (Pounds)7.3 million and (Pounds)2.1 million for the year ended June 30, 1996 and were (Pounds)2.0 million and (Pounds)1.1, respectively, for the year ended June 30, 1995, an increase of 265% and 91%, respectively, between the two periods. During the year ended June 30, 1996, 14 Omega(TM) etch systems and five Delta systems were shipped, compared to four Omega(TM) systems and four Delta systems, respectively, during the year ended June 30, 1995. Unit prices on Delta systems have significantly improved from year to year.

GROSS MARGIN

  Electrotech's gross margin was 52.2% in the year ended June 30, 1996 and 50.7% in the year ended June 30, 1995. Excluding sales and related costs of sales of STS, the gross margin for the year ended June 30, 1995 was 51.9%. The gross margins achieved by Electrotech were influenced primarily by changes in product mix. Overall gross margins are also influenced by the portion of total sales which are sold through distributors at reduced sales prices and the impact of currency exchange rates on sales denominated in currencies other than pounds sterling.

RESEARCH AND DEVELOPMENT EXPENSES

  Research and development expenses include costs associated with the definition, design and development of new products. Research and development expenses were (Pounds)6.7 million for the year ended June 30, 1996, compared to (Pounds)4.4 million for the year ended June 30, 1995 (including (Pounds)0.3 million of STS expenses), an increase of 63.4% (excluding STS expenses). This increase is primarily due to increased development costs on Forcefill(TM) and Flowfill(TM) technologies, including an expenditure of (Pounds)1.0 million on machines dedicated to research and development having an estimated useful life of less than one year.

  Electrotech considers its research and development activities to be crucial to its future success and, therefore, expects its research and development expenditures to continue to rise in monetary terms, although not necessarily as a percentage of sales.

ADMINISTRATIVE EXPENSES

  Administrative expenses consist of personnel costs and overhead for administration, finance, sales and marketing, information systems, human resources and general management. Administrative expenses were (Pounds)8.3 million during the year ended June 30, 1996 compared to (Pounds)8.6 million during the year ended June 30, 1995, a decrease of 3.7% over such periods. Excluding administrative expenses and non-recurring expenditures associated with the sale of STS, administrative expenses were (Pounds)7.1 million during the year ended June 30, 1995. Significant variations in expenditure between the two periods were in payroll costs, which increased to (Pounds)3.4 million from (Pounds)2.8 million, an increase of 21.4%, and travel costs which increased to (Pounds)2.1 million from (Pounds)1.5 million, an increase of 40%. Included in administrative expenses for the year ended June 30, 1996 were currency exchange gains of (Pounds)604,000 compared to currency exchange losses of (Pounds)73,000 for the year ended June 30, 1995.

  In January 1996, Electrotech commenced partial occupation of new leased premises in Newport, South Wales. Electrotech anticipates that the property will be fully occupied by early 1997. Following full occupation of the property the rental charge and depreciation of improvements will increase administrative expenses by approximately (Pounds)1.2 million per annum. Management anticipates that general and administrative expenses will continue to increase in support of planned business expansion in markets outside the United Kingdom.

INTEREST EXPENSE, NET

  Net interest expense was (Pounds)609,000 in the year ended June 30, 1996 compared to (Pounds)438,000 in the year ended June 30, 1995, an increase of 39.0% over such periods. The increase was primarily due to increased working capital requirements necessary to fund the expansion of the business.

INCOME TAX EXPENSE

  Income tax expense was (Pounds)3.7 million in the year ended June 30, 1996 compared to (Pounds)3.5 million in the year ended June 30, 1995, an increase of 5.7% over such periods. The effective tax rates were 37.1% and 39.0%, respectively. The high effective tax rate for the year ended June 30, 1995 was primarily due to a larger portion of earnings arising in countries with a higher effective tax rate than the U.K.

COMPARISON OF THE YEAR ENDED JUNE 30, 1995 TO THE YEAR ENDED JUNE 30, 1994

REVENUES

  Total revenues, exclusive of STS revenues, were (Pounds)30.7 million in the fiscal year ended June 30, 1995 compared to (Pounds)18.4 million in the year ended June 30, 1994, an increase of 66.9%. The increase in revenues was primarily attributable to increased sales of Sigma products. Shipments increased to 15 Sigma systems and four Forcefill(TM) modules in fiscal 1995, compared to four Sigma systems and one Forcefill(TM) module in fiscal 1994. Revenues from these products were (Pounds)18.0 million in fiscal 1995 compared to (Pounds)5.2 million in fiscal 1994, an increase of 246.2%.

  Revenues from sales of Planar 200 Flowfill(TM) products were (Pounds)1.5 million for the year ended June 30, 1995 and (Pounds)1.3 million for the year ended June 30, 1994. Two Planar 200 Flowfill(TM) systems were shipped in each of fiscal year 1995 and 1994.

  Revenues from sales of Omega(TM) and Delta products in fiscal 1995 were (Pounds)2.0 million and (Pounds)1.1 million, respectively, compared to (Pounds)2.7 million and (Pounds)631,000, respectively, in fiscal 1994, a decrease of 25.9% and an increase of 74.3%, respectively. During fiscal 1995 four Omega(TM) systems and four Delta systems were shipped, compared to five Omega(TM) systems and two Delta systems in fiscal 1994.

  Revenues from STS were (Pounds)3.8 million in fiscal 1995, compared to (Pounds)5.4 million in fiscal 1994.

GROSS MARGIN

  Gross margin was 50.7% and 51.7% for the years ended June 30, 1995 and 1994, respectively. The gross margins achieved by Electrotech was influenced by changes in product mix, the portion of total sales which are sold through distributors at reduced sales prices and the impact of currency exchange rates on sales denominated in currencies other than pounds sterling.

RESEARCH AND DEVELOPMENT EXPENSES

  Research and development expenses, exclusive of expenses of STS, were (Pounds)4.1 million in the year ended June 30, 1995, compared to (Pounds)2.8 million in the year ended June 30, 1994, an increase of 46.4%. The increased expenditure was primarily attributable to research and development of the Forcefill(TM) and Flowfill(TM) technologies. Research and development expenses as a percentage of revenues were 12.8% in fiscal 1995 compared with 14.0% in fiscal 1994.

ADMINISTRATIVE EXPENSES

  Administrative expenses, exclusive of expenses of STS, were (Pounds)7.5 million in the year ended June 30, 1995 compared to (Pounds)5.4 million in the year ended June 30, 1994. Excluding a non-recurring expenditure associated with the sale of STS, administrative expenses in fiscal 1995 amounted to (Pounds)7.1 million, an increase of 31.5% from fiscal 1994.

INTEREST EXPENSE, NET

  Net interest expense was (Pounds)438,000 and (Pounds)255,000 in the fiscal years ended June 30, 1995 and 1994, respectively. The increases were primarily due to increased working capital requirements due to the expansion of the business.

INCOME TAX EXPENSE

  Worldwide income tax expense was (Pounds)3.5 million in the fiscal year ended June 30, 1995. This amount included (Pounds)2.0 million in respect of the gain on the sale of STS. The effective tax rate was 39.0% in the year ended June 30, 1995. Income tax expense was (Pounds)574,000 in fiscal 1994, an effective tax rate of 36.7%.

WORLDWIDE TAX EXPENSE

  ET and ETE each operate as a holding company. ET and its subsidiaries operate in the United Kingdom. ETE has operating subsidiaries in several countries, and each subsidiary is taxed based on the laws of the jurisdiction in which it operates. Because taxes are incurred at the subsidiary level, and one subsidiary's tax losses cannot be used to offset the taxable income of subsidiaries in other jurisdictions, ETE's consolidated effective tax rate may increase to the extent it reports tax losses in some subsidiaries and taxable income in others. The subsidiaries are subject to taxation in countries where they operate, and such operations generally are taxed at rates similar to or higher than tax rates in the United Kingdom. The payment of dividends or distributions by the subsidiaries to ETE would be subject to withholding taxes in the country of domicile and may be mitigated under the terms of relevant double tax treaties with the United Kingdom.

LIQUIDITY AND CAPITAL RESOURCES

  To date, Electrotech has funded its operations principally through cash flow from operations and short- and medium-term bank borrowings. At June 30, 1996, Electrotech had (Pounds)2.1 million of cash, a bank revolving credit line of (Pounds)8 million (of which (Pounds)7.9 million was outstanding), including bank guaranties made on behalf of Electrotech, and a medium-term bank loan of (Pounds)800,000. Electrotech's revolving credit line expired on March 31, 1996, though such line has been orally extended by the lender pending the outcome of the Acquisition.

  Net cash provided by operating activities was (Pounds)4.9 million for the year ended June 30, 1996 against a net outflow from operating activities of (Pounds)3.3 million in the year ended June 30, 1995. Net cash outflows from operating activities were (Pounds)2.7 million in fiscal 1994. The net cash inflows and outflows from operating activities reflect movements in the working capital of Electrotech.

  Net cash used in investing activities was (Pounds)4.8 million in the year ended June 30, 1996. This was primarily due to capital expenditure at the new premises at Newport, South Wales. There was a net cash inflow from investing activities of (Pounds)4.1 million in the year ended June 30, 1995, comprised of an inflow of (Pounds)6.6 million from the sale of STS less capital expenditures of (Pounds)2.5 million. The net cash used in investing activities was (Pounds)745,000 in fiscal 1994. Net cash used in financing activities was (Pounds)188,000 in the year ended June 30, 1996. Net cash used in financing activities was (Pounds)400,000 in both fiscal 1995 and fiscal 1994. All cash used in financing relates to repayments made against the medium-term bank loan.

  Due to recent growth in Electrotech's sales and its development of new products, Electrotech's existing facilities have reached their capacity limit. Electrotech has leased a 102,000 square foot facility into which it moved certain of its sales, customer support and financing operations in January 1996. Approximately 20,000 square feet of the facility are currently in use, and the remaining space is being built out with a view to full occupancy in early 1997. The rental of the new premises is (Pounds)500,000 per annum.

  Electrotech expects to incur capital expenditure of approximately (Pounds)5.5 million during the next 12 months of which approximately (Pounds)4.0 million will relate to build out of the new facility.

  Assuming that the Acquisition is not consummated, as a stand alone entity, Electrotech will likely need to obtain additional debt or equity financing to fund its future working capital obligations and cash flow needs.

                        PRO FORMA FINANCIAL INFORMATION

  The unaudited pro forma financial information presented below should be read in conjunction with the notes hereto and the separate financial statements of PMT and Electrotech presented elsewhere in this Proxy Statement.

           UNAUDITED PRO FORMA BALANCE SHEET OF PMT AND ELECTROTECH
                         COMBINED AS OF JUNE 30, 1996
                        (IN THOUSANDS OF U.S. DOLLARS)

                                                            PRO FORMA  PRO FORMA
                                        PMT    ELECTROTECH ADJUSTMENTS COMBINED
                                      -------  ----------- ----------- ---------
               ASSETS
Current assets:
  Cash and cash equivalents.........  $ 8,475    $ 3,219    $ 65,000   $  8,293
                                                             (65,000)
                                                              (3,401)
  Short-term investments............   15,099        --      (15,099)       --
  Accounts receivable...............   16,592     26,975         --      43,567
  Inventories.......................   12,885     27,029         --      39,914
  Demonstration inventory...........    3,078        --          --       3,078
  Other current assets..............      586      5,099         --       5,685
                                      -------    -------    --------   --------
    Total current assets............   56,715     62,322     (18,500)   100,537
Property, equipment and leasehold
 improvements--net..................    8,640     14,265       1,000     23,905
Developed technology................      --         --       45,900     45,900
In-process technology...............      --         --       81,000        --
                                                             (81,000)
Assembled workforce.................      --         --        7,000      7,000
Covenant not to compete.............      --         --          500        500
Goodwill............................      --         --        1,688      1,688
Other assets........................    1,626         28         --       1,654
                                      -------    -------    --------   --------
    Total assets....................  $66,981    $76,615    $ 37,588   $181,184
                                      =======    =======    ========   ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Revolving line of credit and bank
   overdrafts.......................  $   --     $12,564    $    --    $ 12,564
  Accounts payable and accrued
   expenses.........................    8,888      7,237         --      16,125
  Warranty expense..................      694      1,716         --       2,410
  Customer deposits.................      --       4,307         --       4,307
  Accrued salaries and related
   liabilities......................      306        992         --       1,298
  Current portion of capital lease
   obligations......................      510        995         --       1,505
  Other accrued liabilities.........      --       6,301         --       6,301
  Income taxes payable..............      --       5,197         --       5,197
                                      -------    -------    --------   --------
    Total current liabilities.......   10,398     39,309         --      49,707
Long-term debt and capital lease ob-
 ligations..........................      434      1,457         --       1,891
Convertible subordinated notes......      --         --       65,000     65,000
Deferred income taxes...............      --         950      17,787     18,737
                                      -------    -------    --------   --------
    Total liabilities...............   10,832     41,716      82,787    135,335
Shareholders' equity:
Common stock:
  PMT...............................   61,090        --       70,700    131,790
  Electrotech.......................      --          17         (17)       --
Retained earnings (accumulated defi-   (4,941)    34,882     (34,882)   (85,941)
 cit)...............................                         (81,000)
                                      -------    -------    --------   --------
    Total shareholders' equity......   56,149     34,899     (45,199)    45,849
                                      -------    -------    --------   --------
      Total liabilities and share-
       holders' equity..............  $66,981    $76,615    $ 37,588   $181,184
                                      =======    =======    ========   ========

                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS OF
                              PMT AND ELECTROTECH
              FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1995
            (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE INFORMATION)

                                                           PRO FORMA  PRO FORMA
                                       PMT    ELECTROTECH ADJUSTMENTS COMBINED
                                     -------  ----------- ----------- ---------
Revenues:
 Sales.............................. $20,890    $54,383    $    --     $75,273
 License revenue....................     400        --          --         400
                                     -------    -------    --------    -------
  Total revenues....................  21,290     54,383         --      75,673
Operating costs and expenses:
 Costs of goods sold................  11,144     26,063         --      37,207
 Research and development...........   4,567      8,402         --      12,969
 Sales, general and administrative..   5,944     12,194         --      18,138
 Amortization of intangibles........     --         --        5,817      5,817
                                     -------    -------    --------    -------
  Total.............................  21,655     46,659       5,817     74,131
                                     -------    -------    --------    -------
Operating income (loss).............    (365)     7,724      (5,817)     1,542
Other income and expense:
 Interest income....................     777        294        (740)       331
 Interest expense...................    (293)      (959)     (4,875)    (6,127)
 Profit on disposal of business.....     --       7,812         --       7,812
                                     -------    -------    --------    -------
                                         484      7,147      (5,615)     2,016
                                     -------    -------    --------    -------
Income (loss) before income tax
 provision..........................     119     14,871     (11,432)     3,558

Income tax provision................       1      5,966      (1,831)     4,136
                                     -------    -------    --------    -------
Net income (loss)................... $   118    $ 8,905    $ (9,601)   $  (578)
                                     =======    =======    ========    =======
Net income (loss) per PMT share..... $  0.02                           $ (0.05)
                                     =======                           =======
Number of shares outstanding, in
 thousands..........................   6,593                  5,600     12,193

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS OF
                              PMT AND ELECTROTECH
                 FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1996
           (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE INFORMATION)

                                                           PRO FORMA  PRO FORMA
                                       PMT    ELECTROTECH ADJUSTMENTS COMBINED
                                     -------  ----------- ----------- ---------
Revenues:
  Product sales..................... $17,946    $47,348     $   --     $65,294
  Contract revenue..................     849        --          --         849
                                     -------    -------     -------    -------
                                      18,795     47,348         --      66,143
Operating costs and expenses:
  Cost of sales.....................   9,127     22,456         --      31,583
  Research and development..........   3,560      5,660         --       9,220
  Sales, general and administrative.   4,267      7,239         --      11,506
  Amortization of intangibles.......     --         --        2,909      2,909
                                     -------    -------     -------    -------
    Total...........................  16,954     35,355       2,909     55,218
                                     -------    -------     -------    -------
Operating income....................   1,841     11,993      (2,909)    10,925
Other income and expense:
  Interest income...................     884        299        (370)       813
  Interest expense..................     (91)      (927)     (2,438)    (3,456)
                                     -------    -------     -------    -------
                                         793       (628)     (2,808)    (2,643)
Income before income taxes..........   2,634     11,365      (5,717)     8,282
Provision for income taxes..........      13      4,274        (915)     3,372
                                     -------    -------     -------    -------
Net income.......................... $ 2,621    $ 7,091     $(4,802)   $ 4,910
                                     =======    =======     =======    =======
Net income per PMT share............ $  0.29                           $  0.33
                                     =======                           =======
Number of shares outstanding, in
 thousands..........................   9,131                  5,600     14,731

  The accompanying unaudited pro forma financial statements include adjustments for the allocation of the purchase price to the underlying assets and liabilities as discussed below, the issuance of Common Stock, the elimination of Electrotech's equity in combination of the two companies, depreciation and amortization of the amounts allocated to various assets and liabilities acquired and a reduction of interest income and increase in interest expense associated with the reduction of cash and the issuance of the Convertible Notes in connection with the Acquisition.

  The unaudited pro forma financial information presented above combines the June 30, 1996 balance sheets of PMT and Electrotech and the statements of operations for the twelve month period ended December 31, 1995 and the six month period ended June 30, 1996 on a pro forma basis. This pro forma combination gives effect to the following assumptions:

  . That the Acquisition occurred on June 30, 1996 for the unaudited pro forma balance sheet.

  . That the Acquisition occurred as of the beginning of each statement of operations presentation with the allocation of the purchase price estimated based on the June 30, 1996 unaudited combined balance sheet of Electrotech.

  . That the Acquisition would be accounted for as a purchase.

  . That the purchase price paid by PMT to acquire Electrotech would be approximately $154.2 million, consisting of $75 million in cash, 5.6 million shares of Common Stock valued at $12.625 per share, and that the estimated transaction and financing costs would be $8.5 million. The valuation of Common Stock is based on the $12.625 per share closing price of Common Stock on July 17, 1996, the last day prior to the public announcement of the parties' agreement to acquisition terms.

  . That $65 million of cash required to consummate the Acquisition would be financed through the issuance of Convertible Notes, which will bear interest at 7.5% per annum. The actual amount financed and the terms of the financing may differ from the amount used in the pro forma financial statements.

  . That the excess of the purchase price including the estimated transaction and financing costs, over the net shareholders' equity of Electrotech would be allocated to the following assets and liabilities and that the amounts allocated would be amortized over the following time periods:

                                    AMOUNT
                 ITEM               ($000)          AMORTIZATION PERIOD
                 ----               -------         -------------------
   Fixed assets
    . Land and buildings........... $ 1,000 Twelve years for buildings
   Intangible assets
    . Developed technology.........  45,900 Ten years
    . Assembled workforce..........   7,000 Eight years
    . In-process technology........  81,000 100% immediately following the Acquisition
    . Covenant not to compete......     500 Three years
    . Goodwill.....................   1,688 Ten years
   Deferred tax liability..........  17,787 As utilized based on the above lives

  . The preliminary allocation of the purchase price among identifiable tangible and intangible assets and liabilities, as reflected in the accompanying pro forma financial statements, is based on an analysis of the estimated fair value of those assets and liabilities as of June 30, 1996. The estimated fair market value of the assets acquired may vary significantly between June 30, 1996 and the Closing.

    Purchased in-process technology was analyzed through interviews and analysis of data concerning each of Electrotech's projects in development (i.e. Forcefill(TM) and Flowfill(TM)). Expected future cash flows of the developmental projects were discounted to present value taking into account risks associated with the inherent difficulties and uncertainties in completing the projects, and thereby achieving technological feasibility, and the risks related to potential changes in future target markets. PMT's expected post-acquisition business strategies were considered as they relate to Electrotech's current products and projects in development. Considerable efforts are being applied by Electrotech to its Forcefill(TM) and Flowfill(TM) projects to attain product functionality and reliability levels acceptable to their intended target market.

    The write-off of purchased in-process technology is not reflected in the accompanying unaudited statements of operations as it is a non-recurring charge. It will be included, however, in the actual consolidated statement of operations of PMT for the first fiscal quarter in which the Acquisition occurs.

    Using the methodology that was used for in-process technology, expected future cash flows of the developed technology were discounted taking into account risks related to the characteristics and application of each product, existing and future markets, and assessments of the life cycle stage of each product. This analysis resulted in an estimated value of $45.9 million for developed technology, which has reached technological feasibility and therefore would be capitalized.

  . For United States income tax purposes, the tax basis of the underlying assets and liabilities is not adjusted. Accordingly, a deferred tax liability has been included in the purchase price allocation which represents the tax effect of the difference in the basis for financial reporting and tax purposes of the assets, except goodwill, and liabilities acquired, after considering the effects of the purchase price allocation. The portion of the tax credit associated with the amortization of the excess of the recorded basis of the assets is reflected as a tax benefit in the accompanying pro forma statements of operations.

  . The number of shares used in the computation of earnings per share has been adjusted to reflect the issuance of 5,600,000 shares of Common Stock in connection with the Acquisition as if it had occurred at the beginning of the year presented. Fully dilutive earnings per share data has not been presented because such data would be anti-dilutive. See note 1 to the audited Financial Statements of PMT for the year ended December 31, 1995.

  It should be noted that the unaudited pro forma financial information:

  . Uses a pro forma allocation of the purchase price paid for Electrotech as shown above; both the allocation of the actual purchase price and the amortization periods for these amounts are preliminary and subject to refinement pursuant to completion and updating of valuation studies at the time of closing.

  . Does not give effect to any costs of combining the companies or to any efficiencies in operations that could be achieved by combining the companies.

  . Does not purport to be indicative either of the results of operations that would have occurred had the Acquisition been consummated at the dates indicated, or of the future combined results of operations of the companies.

  . The financial data of PMT for the year ended December 31, 1995 used to develop the unaudited pro forma combining statement of operations is derived from the historical audited financial statements of PMT.

  . All interim financial data of PMT and Electrotech, and the financial data of Electrotech for the twelve month period ended December 31, 1995 used to develop the unaudited pro forma combining balance sheet and statements of operations is derived from historical unaudited financial statements of PMT and Electrotech, but in the opinions of management of PMT and Electrotech, respectively, reflect all adjustments necessary (consisting only of normal recurring entries) for a fair presentation thereof. The interim financial data and the financial data for the twelve month period ended December 31, 1995 for Electrotech have been adjusted to conform with U.S. generally accepted accounting principles and have been converted to U.S. dollars using the following U.S. dollar conversion rates per (Pounds)1 sterling: June 30, 1996--$1.53 and December 31, 1995--$1.55.

                                   BUSINESS

SEMICONDUCTOR INDUSTRY OVERVIEW

  The semiconductor industry has experienced significant growth in recent years due to an increasing demand for semiconductors. This demand has resulted from the growth of existing markets such as personal computers, telecommunications, consumer electronics, automotive electronics and office equipment, as well as the development of applications such as multimedia, wireless communications and portable computing. The growth in these markets is, in part, limited by the semiconductor industry's ability to provide increasing performance (as measured by functionality, processing speed and memory) at a declining cost per function.

  The market demand for higher performance and higher density semiconductor devices is pushing the limits of semiconductor wafer processing technology. As customers demand higher processing speeds and greater memory capacity at reduced costs, semiconductor manufacturers are forced to reduce feature size in order to provide greater performance on an integrated circuit (IC) of a given size. ICs are already highly complex, built-up from ten to thirty thin layers, incorporating submicron (less than 1 micron) feature sizes, and requiring up to 300 separate processing steps. In the next few years, the requirements of advanced ICs will increase the number of thin film layers, reduce film thickness, reduce feature sizes to 0.25 micron and smaller and increase the number of processing steps. Semiconductor manufacturers must be able to deliver these more advanced devices while maintaining acceptable manufacturing performance characteristics, such as high yield and throughput.

SEMICONDUCTOR MANUFACTURING

  As ICs have become more complex, both the number and price of process tools required to manufacture semiconductors have increased. In addition, the higher complexity of ICs has increased significantly the value added by the semiconductor manufacturer to the wafer during processing. As a result, the cost of processed wafers has increased dramatically since the 1980s. The increased investment required by semiconductor manufacturers, in terms of both processing equipment cost as well as investment per wafer, has caused these manufacturers to focus more closely on the performance and cost of ownership associated with each piece of processing equipment.

  Semiconductor manufacturers use a broad range of processing equipment in the fabrication of ICs to perform a number of complex and repetitive processing steps, including deposition, photolithography and etch. Deposition is a process in which a film of either electrically insulating (dielectric) or electrically conductive material (e.g., metal) is deposited on the surface of a wafer. The two principal methods of deposition are chemical vapor deposition
(CVD), which uses gaseous sources to deposit insulating or conductive thin films on the wafer, and physical vapor deposition (PVD or commonly referred to as "sputtering"), which is used primarily for depositing conductive metals onto the wafer. Photolithography is then used to imprint complex circuit patterns onto the wafer using a layer of light sensitive polymer material known as photoresist. Once photolithography is completed, the wafer then enters the etch process in which materials are selectively etched away from areas which are not covered by the photoresist pattern. PMT's processing equipment has historically targeted the etch process, while Electrotech has extensive experience in developing and manufacturing equipment for deposition (both CVD and PVD) and etch.

DEPOSITION TECHNOLOGIES

  The driving force behind the development of current and next-generation deposition technologies is the need for faster semiconductor processing speed and increased functional complexity of the ICs. This need, together with cost considerations that require efficient manufacturing technologies, will continue to determine the equipment selected by semiconductor manufacturers.

  As processing speed requirements have increased and the feature sizes of ICs have decreased, the determining factor in ultra large scale integration IC speed is no longer transistor switching speed but rather the electrical properties of the interconnect deposited on the semiconductor. As critical dimensions shrink below

0.5 micron, speed is limited by the resistance and capacitance of the interconnection between the transistors. Accordingly, the Semiconductor Industry Association's "national technology road map" calls for metallization schemes with lower resistance and dielectric layers with lower dielectric constants and, accordingly, lower capacitance. Additionally, shrinking feature size increases the need for flat, or "planarized," layers to permit the subsequent photoresist patterning of smaller features. Furthermore, at these reduced geometries it becomes increasingly difficult to successfully establish vertical conducting connections through the smaller patterned holes, or "vias," in the insulating layers of the IC, and as conducting lines get closer together it is more difficult to fill the smaller gaps between them with insulating material.

  Aluminum has traditionally been used as the interconnect in contact holes, vias and metal layers on an IC. As feature sizes decreased below one micron, however, traditional aluminum PVD techniques became ineffectual due to their inability to fill small holes. Device manufacturers were therefore forced to utilize a process of filling contact holes and vias with tungsten and then depositing a final interconnect layer of aluminum. This process is much more complex than traditional aluminum PVD, involves a highly corrosive and poisonous gas and produces a relatively large number of particles which decrease yield. Furthermore, the high resistivity of tungsten compromises device speed. Finally, the drive to increase packing density has led to the use of vertically "stacked" vias which requires a high level of planarization of the metal layers, which is difficult to achieve with a tungsten plug process. These fundamental limitations of tungsten have caused a shift back to aluminum-based plug and wiring schemes. Toward this end, new process techniques involving the chemical vapor deposition of aluminum are the subject of continued research efforts, but, to date, have failed to achieve the high level of quality and reliability demanded by semiconductor manufacturers.

  Electrotech's new Forcefill(TM) technology is designed to replace the multistep tungsten-fill approach with a single process of aluminum PVD that both fills and interconnects the gaps with aluminum, resulting not only in superior performance to the tungsten-plug method but also lower manufacturing cost, due to reduced equipment requirements. Also, as many semiconductor manufacturers design ICs with stacked vias, the high planarization of the Forcefill(TM) process permits such stacking without requiring chemical mechanical polishing (CMP) of the metal, which would be needed using tungsten-plug technology.

  Prevailing intermetal dielectric deposition technologies include spin on glass (SOG) and high density plasma (HDP) deposition followed by CMP. Electrotech offers its Flowfill(TM) single-step CVD process that eliminates the need for CMP on some device types. SOG requires single or multiple spins, a technique which is complex and slow, and thus relatively expensive. HDP dielectric deposition, including applications currently being addressed by PMT through a joint development agreement with NEC Anelva (See "Business of PMT-- Joint Development Arrangements"), produces a superior quality of dielectric needed for certain applications, although deposition rates are slower and the process requires a second step (CMP) to achieve planarization. Alternatively, with Flowfill(TM) the plasma CVD films are deposited in one process module and a CVD planarizing layer is deposited in the Flowfill(TM) module with no vacuum breaks between the process steps, reducing process complexity.

ETCH TECHNOLOGIES

  Virtually all etching processes use plasma technologies, in which a semiconductor wafer is exposed to a plasma composed of a reactive gas which etches away portions of the layer underlying the patterned photoresist layer. Three properties of a plasma--density, pressure and energy--determine the suitability of a given plasma process for semiconductor manufacturing. PMT's patented MORI(TM) technology has the ability to provide a highly efficient plasma, exhibiting high density (thereby achieving increased etch rates and higher wafer throughput), while operating at low pressure (resulting in superior etch features) and low energy (resulting in limited damage to the wafer). This is achieved through the MORI(TM) source, which uses a helicon antenna which is remote from the wafer to generate a radio frequency wave into the plasma, a process which produces a high density of electrons and ions and allows a reduction in the pressure of neutral gas molecules. Reactive ion etching (RIE), an alternative technology, generates the plasma by a power source that drives a current through a gas between two electrodes, with a wafer placed on the powered electrode, a process which requires high gas pressure and produces a low density plasma. Because of these limitations of RIE when used on sub-0.5 micron features, a number of PMT's competitors have developed their own high density, low pressure plasma sources, including inductively coupled plasma (ICP) sources (such as the Omega(TM) etch product of Electrotech) and the ECR plasma wave approach used by Hitachi.

COMBINED PRODUCT OFFERINGS

  The acquisition of Electrotech will provide PMT with new and promising proprietary technologies in three critical segments of the semiconductor industry: etch, PVD and CVD. As shown in the following table, Electrotech's Forcefill(TM) PVD and Flowfill(TM) CVD products are complementary to PMT's MORI-based plasma etch products:

                                                    DEPOSITION
                                    -------------------------------------------
                       ETCH           PVD/SPUTTERING              CVD
                ------------------- ------------------- -----------------------
PMT............ PINNACLE 8000(R)*           --          In Development*
                PINNACLE 8000R(TM)*
Electrotech.... Omega(TM) 201       Sigma               Delta 201
                                    Sigma Forcefill(TM) Planar 200 Flowfill(TM)

- --------
* Incorporates PMT's MORI(TM) plasma source

  PMT's MORI(TM)-based etch products compete to a limited extent with Electrotech's Omega(TM) etch product. PMT and Electrotech intend to continue to support their respective product lines in the etch market. PMT is currently in the process of developing an HDP dielectric deposition product that will compete with Electrotech's Planar 200 Flowfill(TM) product in certain applications. The success and market acceptance of these distinct CVD products is presently unpredictable. Management believes that, with products based on distinct CVD technologies, the combined company will be well positioned to take advantage of the ultimate technological demands of the CVD market.

  By combining PMT's sales and distribution network in the U.S. and Asia with Electrotech's historical strength in Europe, PMT will have access to a substantially larger marketing, sales, support and service force throughout the world. Management expects that the ability of this global sales force to cross sell both PMT and Electrotech products to common customers will allow PMT to compete more effectively with its larger competitors.

BUSINESS OF PMT

 Introduction

  PMT designs, manufactures and markets advanced high density, low pressure plasma sources, process modules and plasma processing systems. These products are used for etch and CVD applications and are sold to semiconductor and flat panel display manufacturers worldwide. PMT currently offers a modular line of etch equipment which utilizes the MORI(TM) source for polysilicon and metal etch applications in the fabrication of semiconductor devices. In addition, semiconductor manufacturers use the MORI(TM) source for plasma CVD of silicon dioxide films and photoresist stripping. Certain other manufacturers also use the MORI(TM) source for the plasma etching of films in the fabrication of large area active matrix liquid crystal displays.

 Plasma Technologies

  Plasma is generated when a power source transfers energy to a gas, or more specifically, by the ionization of gas through energetic electron bombardment. Plasma consists of negatively charged (electrons), positively charged (ions) and neutral atoms or molecules, and can be most simply defined in terms of three physical properties: density, pressure and energy. Density describes the average number of electrons in a given volume; pressure describes the number of neutral atoms or molecules in a given volume; and the energy of the charged particles is very dependent on how the external power is coupled into the plasma and on the neutral gas pressure.

Each of these physical properties is interrelated, and a change in one will typically produce a corresponding change in the other two.

  During a plasma etch process (also known as "dry" etch), a semiconductor wafer is exposed to a plasma composed of a reactive gas, such as chlorine, which etches away selected portions of the layer underlying the patterned photoresist layer. The energy of the gas particles that are reacting with the layer is increased when that gas is in a plasma state, and this increases the ability of the reactive gas to etch away the selected portions of the layer to which the process is being applied. In addition, when in a plasma state, the reactive gas ions in the plasma strike the surface of the wafer at a perpendicular angle, which greatly increases the vertical etch rate. The three properties of a plasma (density, pressure and energy) also define how suitable a given plasma process may be for semiconductor manufacturing.

    Density: For semiconductor manufacturing, a higher density plasma is generally preferable to a lower density plasma. A higher density plasma increases the number of plasma particles reacting with the layer being etched, which increases the rate at which the wafer is etched, resulting in higher throughput (the rate at which wafers are processed).

    Pressure: In general, as the critical dimensions of the features on a semiconductor device continue to decrease in size to 0.35 micron and smaller, lower pressure plasma processing is required in order to produce acceptable yield (the fractions of wafers, and devices on each wafer, that are of acceptable quality) and throughput. First, as critical dimensions shrink, the ability to etch wafers with more precision, so that the sidewalls of features are nearly vertical and have minimal undercutting, is critical for producing acceptable yield. In addition, as ICs become more complex and are designed with features of varying dimensions, an effect known as microloading can occur in high pressure systems. Microloading, the effect of etching larger features more rapidly than smaller features, generally results from high pressure etching and can significantly decrease manufacturing yield.

    Ion Energy: For a number of reasons, low energy ions reacting with the wafer are preferable to high energy ions during the semiconductor manufacturing process. Fabrication processes which bombard the wafer with high energy ions can damage the wafer, cause particulates to form on the wafer, or cause electric charges to build up on device structures, all of which lead to lower manufacturing yields. In addition, fabrication processes must precisely control the thickness of the various material layers on the wafer, and it is necessary to be able to etch one layer without etching the underlying layers. A process that is able to meet this requirement is said to have a high selectivity, and processes utilizing low energy ions tend to have a higher level of selectivity, and therefore produce higher yields, than processes using high energy ions.

  PMT's patented MORI(TM) source enables PMT to provide equipment which delivers high yield, high throughput etching with minimal wafer damage. Key features of MORI(TM) technology include the ability to (i) provide a highly efficient plasma that exhibits high density, high selectivity and high uniformity, (ii) operate at low pressures, which results in less undercutting, fewer particles, more vertical sidewalls, and the absence of microloading, and
(iii) operate at low energy, which results in limited damage to the wafer. Each of these features contributes significantly to higher yield and throughput.

  PMT believes that the advantages offered by its high density MORI(TM) technology can best be understood by comparing it with existing reactive ion etching (RIE) technology. An RIE plasma is generated by a power source that drives current through a gas between two conducting electrodes, with a wafer placed on the powered electrode. This results in a high voltage on the wafer and the formation of a weakly ionized plasma. The electrons are accelerated by this high voltage, and collide with the neutral gas molecules, creating ions, more electrons and energetic gas atoms. The rate of plasma generation depends on the number of these collisions. The high energy of the electrons requires a high gas pressure to ensure that these collisions occur. At too low a pressure, the electrons would miss the gas molecules, be lost to the chamber wall, and the plasma would extinguish. This method of coupling energy to the electrons by driving high voltage on the wafer requires high pressure. Furthermore, the coupling of energy to the plasma in an RIE system is relatively inefficient, resulting in a low plasma density.

  By contrast, PMT's MORI(TM) plasma source does not rely on a high voltage source to give energy to the electrons. Instead, the MORI(TM) source utilizes an antenna which is remote from the wafer to launch a radio frequency wave into the plasma. The speed at which this wave propagates in the plasma can be controlled through the frequency selected and the design of the antenna. By matching the speed of the wave to the speed of the electrons in the plasma, the electrons can "surf" on the wave and gain energy very efficiently. This method of plasma generation produces a high density of electrons and ions and allows a reduction in the pressure of neutral gas molecules. In fact, the plasma density is only limited by the loss rate of plasma to the chamber walls, which can be minimized by providing a magnetic field near the chamber wall using permanent magnets that reflect the electrons back into the plasma.

  In light of the limitations of RIE technology when used on sub-0.5 micron features, other semiconductor equipment manufacturers such as Applied Materials, Lam Research and Hitachi have developed and sold their own high density, low pressure plasma sources. For example, both Applied Materials and Lam Research are using ICP sources in various configurations (as does Electrotech in its Omega(TM) ICP product), and Hitachi uses a plasma wave approach known as electron cyclotron resonance (ECR).

 Products

  PMT offers a line of modular solutions which are designed to meet the varying requirements of its customers for etching of polysilicon, metal and oxide films, stripping of photoresist, and CVD of oxide films. PMT's line of equipment includes the MORI(TM) plasma source, the MORI(TM) stand-alone process module for etch, strip or CVD applications, the APEX 7000(R) system, the PINNACLE 8000(R) system, and the PINNACLE 8000R(TM) system. All of PMT's systems products are Manufacturing Equipment Standard Configuration (MESC) compatible.

  PMT's MORI(TM) plasma source is currently sold as a subsystem on a limited geographic and application basis to OEM licensees of PMT's MORI(TM) technology. PMT currently sells the MORI(TM) source to Leybold of Germany for incorporation into Leybold's systems that are sold worldwide for etching large area, active matrix liquid crystal displays. PMT sells its MORI(TM) source to Canon Sales for incorporation into Canon Sales' systems for photoresist stripping that are sold in the Japanese and Korean markets, and to NEC Anelva for incorporation into NEC Anelva's systems for metal and oxide etching that are sold in the Japanese market.

  PMT's stand-alone process module, common to PMT's APEX 7000(R), PINNACLE 8000(R) and PINNACLE 8000R(TM) systems, incorporates the MORI(TM) plasma source and can be configured for etch, strip or CVD applications. The process module can be sold to customers either to increase the capacity of existing system platforms, or to provide additional process capability. The process module requires less than eight square feet of floorspace. List price for a standard process module configured for etch applications is currently $500,000.

  The APEX 7000(R) is a single module, single wafer cassette, vacuum loadlocked system for development, evaluation or single chamber production applications. System throughput varies depending on the film application, and is typically 20-30 wafers per hour for this single chamber configuration as compared to a throughput of 15-20 wafers per hour for competitive single module systems. Floorspace required for the APEX 7000(R) is approximately 26 square feet. List price for a standard APEX 7000(R) system is currently $1,000,000.

  In December 1995, PMT introduced its PINNACLE 8000R(TM) cluster tool platform, a more compact version of its existing PINNACLE 8000(R) system that includes certain additional features that enable increased ease in operation. Each of PMT's PINNACLE 8000(R) and PINNACLE 8000R(TM) systems is a dual wafer cassette, vacuum loadlocked cluster tool which can incorporate up to four MESC-compatible process modules. The dual wafer cassette loadlock configuration enables the system to continuously process wafers. System throughput varies, and is primarily dependent on the film application, the operating configuration and the number of process modules attached to the system. For a typical polysilicon etch process, with each process module performing the same process, throughput varies from 40-60 wafers per hour for a two module configuration, to 70-90 wafers per hour for a four module configuration. This compares to a throughput of 30-40 wafers per hour for competitive two

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

module systems. Floorspace required for a PINNACLE 8000R(TM) is approximately 44 square feet with two process modules and 65 square feet with four process modules. By comparison, floorspace required for a PINNACLE 8000(R) is approximately 88 square feet with four process modules. List price for the PINNACLE 8000(R) and PINNACLE 8000R(TM) currently ranges from $1,800,000 for a standard two module system to $2,800,000 for a four module system, and $1,900,000 for a standard two module system to $3,400,000 for a four module system, respectively.

 Customers

  PMT markets its systems to semiconductor manufacturers located throughout the United States, Europe, Japan, Korea and Asia/Pacific. The following is a list of customers who have purchased or leased PMT products either directly with PMT or through its distribution and OEM relationships:

   AT&T                              Hyundai                            Samsung
   Daewoo                            IBM                                Sharp
   Dallas Semiconductor              LG Semicon                         Texas Instruments
   Fujitsu                           LSI Logic                          TriQuint
   Hitachi                           NEC                                Toshiba
                                     OKI

  PMT has received multiple purchase orders for MORI(TM) plasma sources for etch applications from NEC, OKI, and Sharp, and has received repeat orders for a PINNACLE 8000R(TM) system from Hyundai and Dallas Semiconductor. PMT shipped its first beta (pre-production evaluation) PINNACLE 8000(R) and APEX 7000(R) plasma etch systems in 1993. PMT's first shipments of plasma etch systems to end use customers began in June 1994, and PMT's first shipments of its PINNACLE 8000R(TM) system began in December 1995.

  PMT's total revenue includes amounts from certain individual customers that exceed 10% of total revenue. Revenue from five customers represented 19%, 15%, 12%, 11% and 11% each of total revenue for the year ended December 31, 1995, revenue from six customers represented 19%, 17%, 17%, 15%, 15% and 12% each of total revenue for the ten months ended December 31, 1994, and revenue from two customers represented 46% and 39% each of total revenue for the year ended February 28, 1994.

  International sales accounted for approximately 47%, 66% and 50% of total revenue in the year ended December 31, 1995, the ten months ended December 31, 1994, and the year ended February 28, 1994, respectively. PMT anticipates that international sales will continue to account for a significant portion of its total revenue. In particular, PMT expects that sales to Japanese and Korean semiconductor manufacturers will continue to represent a significant percentage of PMT's product sales through at least 1996. During the year ended December 31, 1995, sales to Alcan-Tech, Canon Sales and NEC Anelva in Japan, and to LG Semicon and Hyundai in Korea, accounted for 25% and 18% of PMT's total revenue, respectively, for that period. During the ten months ended December 31, 1994, sales to Canon Sales and NEC Anelva in Japan, and to Samsung and Hyundai in Korea, accounted for 31% and 32% of PMT's total revenue, respectively, for that period. During the year ended February 28, 1994, sales to Alcan-Tech and NEC Anelva in Japan accounted for 44% of PMT's total revenue for that period. There were no sales in Korea during the year ended February 28, 1994. PMT's operating results could be materially adversely affected by any loss of business from the cancellation of orders by or decreases in the prices of products sold to these or other customers located in Japan and Korea. See "Risk Factors--Increased International Exposure" and
Note 1 of Notes to Consolidated Financial Statements.

 Marketing, Sales and Customer Support

  PMT's long range goal is to market its products and services directly to all end use customers to the extent it is efficient and cost effective. In the current stage of PMT's growth, it is not efficient or cost effective to market products and services through a direct sales force in all regions. Consequently, PMT has established multiple sales channels to market products and services to match PMT's efforts in each region. PMT currently markets

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

and sells its products primarily through three separate sales channels: direct sales, distributor arrangements and OEM agreements. In selected regions and countries, PMT uses a combination of direct sales, distributor arrangements, OEM agreements and sales representatives.

  In the United States, PMT markets and sells its products principally through its direct sales organization. In Korea, PMT markets and sells its products direct through the sales staff of its wholly owned subsidiary, Plasma & Materials Technologies (Korea) Co., Ltd. The Korean market is served by a direct sales group in order to meet Korean semiconductor manufacturers' requirements of having direct local representation for sales, customer support and spare parts.

  PMT currently believes that the most efficient strategy for penetrating the Japanese market is to have a distribution agreement with a well established and experienced sales organization. PMT has appointed Canon Sales as its exclusive etch system distributor in Japan, and in July 1995 entered into a definitive agreement for such appointment. Although management believes that it maintains a good relationship with Canon Sales, there can be no assurance that the relationship will continue.

  In addition, PMT has established relationships in Taiwan and Europe with sales representatives and distributors that have significant experience in the semiconductor industry and that provide a high level of visibility for PMT's products and services. In Taiwan, PMT markets etch systems through a distribution agreement with Techlink, and in Europe, PMT has entered into a distribution agreement with Metron to market its etch systems.

  PMT maintains active OEM agreements in Japan and Europe. PMT currently sells the MORI(TM) source to Leybold of Germany for incorporation into Leybold's systems that are sold worldwide for etching large area, active matrix liquid crystal displays. PMT sells its MORI(TM) source to NEC Anelva for incorporation into NEC Anelva's systems for metal and oxide etching and that are sold in the Japanese market, and to Canon Sales for incorporation into Canon Sales' systems for photoresist stripping that are sold in the Japanese and Korean markets.

  PMT believes that providing its customers with evaluation systems of its equipment products is critical to its sales efforts. The ability to evaluate PMT's plasma processing systems on a trial basis is expected by the semiconductor manufacturing customers to whom PMT markets. Consequently, as PMT expands its sales efforts, it believes that it will need to significantly increase its inventory investment in evaluation systems. The failure or inability of PMT to convert an evaluation system placed with a customer to a final sale could have a material adverse effect on PMT.

  PMT believes that customer support is a key component in a customer's decision in selecting a semiconductor equipment supplier. The ability to provide a processing system with a high degree of reliability, low cost, high yield, high uptime and high mean time between failure greatly influences a customer's purchase decision. This requires experienced, responsive local support with quality personnel and ready availability of spare parts. PMT believes that a focused field support organization that works closely with its customers provides invaluable feedback from customers with respect to system cost effectiveness, and typically results in technical advances through continuous design improvement. To further ensure customer satisfaction, PMT also provides service and maintenance training as well as process application training for its customers' personnel on a fee basis. PMT maintains an extensive inventory of spare parts which allows PMT to provide overnight delivery for many parts. PMT currently provides a one-year warranty on its systems.

  All international sales of PMT's products are denominated in U.S. dollars in order to reduce the risks associated with the fluctuation of foreign currency exchange rates. All export sales must be licensed by the Office of Export Administration of the U.S. Department of Commerce. Although PMT has experienced no difficulty in obtaining these licenses, failure to obtain these licenses in the future could have a material adverse effect on PMT's results of operations.

 Research, Development and Engineering

  PMT believes that its future success will depend, in part, upon its ability to continue to improve its systems and its process technologies and to develop new technologies and systems which compete effectively on the basis of total cost of ownership and performance. These technologies and systems will also need to meet customer requirements and emerging industry standards. Accordingly, PMT devotes a significant portion of its personnel and financial resources to research and development programs and seeks to maintain close relationships with its customers in order to remain responsive to their product needs.

  As of June 30, 1996, PMT employed 45 professional and technical personnel in research, development and engineering. These employees are organized in the following departments: research and development, hardware engineering, software engineering, customer specials engineering, systems engineering, documentation and manufacturing engineering, and customer applications.

  The research and development group is responsible for identifying new technology applications and developing processes to meet customer requirements. Major research and development programs currently address polysilicon and integrated stack etch applications, metal etch applications, including aluminum, and oxide etch applications. Additionally, the group is overseeing the application of MORI(TM) technology to CVD applications.

  The engineering group is responsible for the conceptual design of PMT's products, selection or design of components and subassemblies, and integration of the system into a product that effectively meets customer needs. PMT has developed both its PINNACLE 8000(R) and PINNACLE 8000R(TM) cluster tool platforms utilizing the SEMI MESC cluster tool architecture standard. In addition, PMT has developed MACSE(TM), its own proprietary software, to control its products and to provide the automation, operator and facility interfaces required by the customer.

  The customer applications group is responsible for demonstrating the capability of PMT's products to meet specific customer process requirements. PMT currently maintains two clean rooms and two development labs to support process development and customer demonstrations.

  PMT's research, development and engineering expenses were $4.6 million and $3.6 million for the year ended December 31, 1995 and the ten months ended December 31, 1994, respectively, and represented 22% and 41% of total revenue for these two periods, respectively.

  In addition to PMT's direct research, development and engineering expenses, significant expenditures in research, development and engineering have been made by Leybold, Canon Sales and NEC Anelva, with whom PMT has entered into OEM agreements. These arrangements provide PMT with expanded resources and knowledge to broaden the use of PMT's MORI(TM) plasma technology in the etch, strip, CVD and flat panel markets. No information on the amount of these expenditures has been disclosed to PMT; however, PMT believes that the total exceeds PMT's direct expenditures for the same applications research over the same periods identified above.

  Although PMT believes that it has allocated sufficient resources to its research, development and engineering efforts, the success of new system introductions is dependent on a number of factors, including timely completion of new system designs and market acceptance. There can be no assurance that PMT will be able to improve its existing systems and process technologies or develop new technologies or systems. In addition, PMT may incur substantial unanticipated costs to establish the functionality and reliability of its future product introductions early in the product's life cycle.

 Joint Development Arrangements

  PMT has recently entered into an agreement with NEC Anelva to jointly develop a high density plasma dielectric CVD system. Pursuant to the agreement, the two companies intend to jointly develop, market, and manufacture such CVD system based upon PMT's MORI(TM) source. The parties contemplate that, upon completion of this development, PMT will manufacture the system utilizing its primary cluster tool platform, the PINNACLE 8000R(TM). NEC Anelva will have exclusive marketing rights in Japan, Taiwan and the Asia Pacific region, and PMT will have exclusive marketing rights in the U.S., Korea and Europe. In the event of a termination of PMT's relationship with NEC Anelva, or the failure by the parties to successfully develop the CVD system, PMT's ability to penetrate the HDP dielectric CVD market could be adversely affected.

  On March 29, 1996, PMT entered into a number of agreements with PMT CVD Partners, L.P. (the "CVD Partnership") and the limited partners thereof (the "Limited Partners"). The CVD Partnership was sponsored by PMT to fund research and development costs and expenses relating to CVD technology and applications using MORI(TM) source technology. An aggregate of approximately $5,350,000 was invested by third parties in the CVD Partnership to fund such research and development efforts, which are being performed by PMT under an agreement with the CVD Partnership.

  PMT is paid for such services in an amount equal to its actual direct costs, as defined, plus a stated percentage of such costs. During the six months ended June 30, 1996, the amount of such research and development payments to PMT by the CVD Partnership applications was approximately $849,000. PMT will be obligated to pay stated royalties to the CVD Partnership on sales of developed CVD products, and the royalty percentage will vary based on the geographic location of the sale. There is no provision for royalty payments to the CVD Partnership in fiscal 1996. PMT has been granted an exclusive option to purchase all of the Limited Partners' interest in the CVD Partnership, based on an established purchase price formula. PMT may exercise such option at its sole discretion.

  PMT, NEC Anelva and the CVD Partnership have agreed that the CVD Partnership (as assignee of PMT) will perform, through PMT as its contractor, all of PMT's obligations under the NEC Anelva joint development agreement.

  PMT and LG Semicon have agreed to jointly develop an oxide etch process utilizing PMT's PINNACLE 8000R(TM) cluster tool. PMT's wholly-owned Korean subsidiary, Plasma & Materials Technologies (Korea) Co., Ltd., will manage the process development work, which will be conducted at LG Semicon's Cheong-Ju research and development facility in South Korea and at PMT's headquarters in California. PMT believes that this joint development project will help PMT's PINNACLE 8000R(TM) system achieve acceptance in the oxide etch market. Although management believes that it maintains a good relationship with LG Semicon, there can be no assurance that the relationship will remain positive, or that the joint development project will be successfully completed. In the event of a termination of PMT's agreement with LG Semicon, or the failure by the parties to successfully develop an oxide etch process based on PMT's PINNACLE 8000R(TM) cluster tool, PMT's ability to penetrate the oxide etch market would be adversely affected.

 Manufacturing

  PMT's manufacturing operations are located in Chatsworth, California, and consist of materials planning and procurement, assembly, system integration and final test. PMT employs a just-in-time manufacturing strategy coupled with the outsourcing of components and subassemblies from outside suppliers.

  PMT's modular product line, which is designed around the SEMI MESC industry standard, enables PMT to use a large number of components and subassemblies which are common not only to PMT's product line but also to systems manufactured by other companies in the industry, both competitive and non-competitive. Examples of subassemblies which are common to products manufactured by other companies include the robotics, wafer aligner and vacuum cassette elevators obtained from Brooks Automation in Massachusetts, and RF power supplies obtained from RF Power Products in New Jersey. Examples of subassemblies obtained from outside suppliers and that are unique to PMT's systems products include gas box assemblies and fabricated vacuum chambers.

  PMT relies on outside suppliers to manufacture substantially all of the components and subassemblies used in its plasma processing systems. Certain of these are obtained from a sole supplier or a limited group of suppliers. For example, the wafer cassette elevator load locks used in PMT's APEX 7000(R), PINNACLE 8000(R) and PINNACLE 8000R(TM) plasma processing systems are sole sourced from Brooks Automation. PMT's reliance on outside suppliers generally, and a sole or limited group of suppliers in particular, involves several risks, including a potential inability to obtain an adequate supply of required components, as well as reduced control over pricing and timely delivery of components. Because the manufacture of certain of these components and subassemblies is a complex process and can require long lead times, there can be no assurance that delays or shortages caused by suppliers will not occur. Any inability to obtain adequate deliveries or any other circumstance that would require PMT to seek alternate sources of supply or to manufacture such components internally could delay PMT's ability to ship its systems and could have a material adverse effect on PMT.

  PMT is subject to a variety of federal, state and local laws, rules and regulations relating to the use, storage, discharge and disposal of hazardous chemicals and gases used during its customer demonstrations and in research and development activities. Public attention has increasingly been focused on the environmental impact of operations which use hazardous materials. Failure to comply with present or future regulations could result in substantial liability to PMT, suspension or cessation of PMT's operations, restrictions on PMT's ability to expand at its present locations, or requirements for the acquisition of significant equipment or other significant expense. To date, compliance with environmental rules and regulations has not had a material effect on PMT's operations. At the present time, PMT believes that it is in material compliance with all applicable environmental rules and regulations.

 Competition

  The markets served by PMT's products are highly competitive and subject to rapid technological change. Significant competitive factors include system performance, cost of ownership (which is dependent upon yield, throughput and reliability), size of installed base, depth and breadth of product line and customer support.

  PMT faces significant competition from various suppliers of systems that utilize alternative technologies, including other manufacturers of high density plasma (HDP) systems. In the etch market, PMT faces competition from suppliers of reactive ion etch (RIE) systems, including Applied Materials, Lam Research and Tokyo Electron. PMT's MORI(TM) based etch systems also face competition from inductively coupled plasma (ICP) based etch systems marketed by Applied Materials and Lam Research (and the Omega(TM) product of Electrotech), as well as the electron cyclotron resonance (ECR) based etch system marketed by Hitachi. In the HDP CVD market, PMT's primary competitors are Applied Materials, Novellus and Lam Research. PMT's MORI(TM) source faces competition from competitors that manufacture and market sources that utilize various alternative technologies, including RIE, ICP and ECR based plasma sources.

  All of PMT's primary competitors are substantially larger companies with broader product lines, and have well established reputations in the etch and CVD markets, longer operating histories, greater experience with high volume manufacturing, broader name recognition, substantially larger customer bases, and substantially greater financial, technical, manufacturing and marketing resources than PMT. PMT also faces potential competition from new entrants in the market, including established manufacturers in other segments of the semiconductor capital equipment market, who may decide to diversify into PMT's market segment. There can be no assurance that PMT's competitors will not develop enhancements to or future generations of competitive products that will offer price and performance features that are superior to those offered by PMT's systems.

 Intellectual Property

  PMT relies on a variety of types of intellectual property protection to protect its proprietary technology, including patent, copyright, trademark and trade secret laws, non-disclosure agreements, and other intellectual property protection methods. Although PMT believes that its patents and trademarks may have value, PMT believes that its future success will also depend on the innovation, technical expertise and marketing abilities of its personnel. PMT currently holds five patents in the United States, has one patent application pending in South Korea, has two patent applications pending in each of Japan and Europe, and intends to file additional patent applications as appropriate. PMT's patents and patent applications relate to PMT's MORI(TM) plasma source. PMT also holds a copyright on its MACSE(TM) proprietary software. In addition, PMT has six trademarks that are registered with the United States patent and trademark office, including PMT(R), APEX 7000(R), PINNACLE 8000(R) and PINNACLE 8000R(TM).

  There can be no assurance that patents will be issued on the pending applications or that competitors will not be able to legitimately ascertain proprietary information embedded in PMT's products which is not covered by patent or copyright. In such case, PMT may be precluded from preventing the competitor from making use of such information. In addition, should PMT wish to assert its patent rights against a particular competitor's product, there can be no assurance that any claim in a PMT patent will be sufficiently broad nor, if sufficiently broad, any assurance that a PMT patent will not be challenged, invalidated or circumvented, or that PMT will have sufficient resources to prosecute its rights. PMT intends to vigorously protect and defend its patents, trademarks and trade secrets.

  There are no pending lawsuits against PMT regarding infringement of any existing patents or other intellectual property rights or any unresolved claim where PMT has received notice that it is infringing intellectual property rights of others. There can be no assurance, however, that such infringement claims will not be asserted in the future nor can there be any assurance, if such claims are made, that PMT will be able to defend against such claims successfully or, if necessary, obtain licenses on reasonable terms. In addition, PMT believes that litigation in its industry over patent rights has been increasing in recent years.

  PMT's involvement in any patent dispute or other intellectual property dispute or in any action to protect trade secrets and know-how, even if successful, could have a material adverse effect on PMT and its business. Adverse determinations in any such action could subject PMT to significant liabilities, require PMT to seek licenses from third parties, which might not be available, and possibly prevent PMT from manufacturing and selling its products, any of which could have a material adverse effect on PMT and its business.

 Backlog

  As of August 31, 1996, PMT's backlog was approximately $4.0 million, compared to $8.7 million at December 31, 1995. PMT's backlog at June 30, 1996 consisted primarily of orders for its PINNACLE 8000R(TM) systems. Substantially all of the orders constituting backlog of PMT as of August 31, 1996 have been or will be shipped during PMT's fiscal quarter ending September 30, 1996. PMT's product sales for current periods will depend on the shipment of products with respect to existing orders as well as the shipment of products relating to the receipt of additional orders in that period.

  PMT includes in its backlog all purchase orders that provide for delivery within twelve months. PMT's business is characterized by large purchase contracts for standard products with related customized options. All orders are subject to cancellation or delay by the customer with limited or no penalty. Because of possible changes in delivery schedules and cancellations of orders, PMT's backlog at any particular date is not necessarily representative of actual sales for any succeeding periods.

 Employees

  At June 30, 1996, PMT had 144 regular employees, including 45 engaged in research, development and engineering, 7 in sales and marketing, 40 in customer support, 34 in manufacturing, and 18 in general administration and finance. Following the Acquisition, PMT will oversee a significant number of employees employed by Electrotech. Additionally, PMT intends to hire additional personnel for its operations in California during the next 12 months in all of these areas.

  PMT believes its future success will depend in large part on its ability to attract and retain highly skilled employees, particularly those highly skilled design, process and test engineers involved in the manufacture of existing systems and the development of new systems and processes. The competition for such personnel is intense. PMT faces the task of quickly identifying, recruiting, training and integrating new employees. There can be no assurances that PMT will be successful in doing so or, if successful, in retaining such employees.

  None of the employees of PMT are covered by a collective bargaining agreement, and PMT has not entered into employment agreements with any of its employees, although PMT intends to enter into a three year employment agreement with Mr. Wheeler on consummation of the Acquisition. See "Proposal No. 1--Terms of the Acquisition and Related Transactions--Conditions to the Acquisition" and "--Related Agreements." PMT considers its relationships with its employees to be good.

 Properties

  PMT currently leases two buildings that comprise a total of 54,000 square feet in Chatsworth, California. PMT's 34,000 square foot corporate headquarters building houses senior management, sales, marketing, research and development, customer applications, engineering, and customer support functions. The 20,000 square foot operations building houses all of PMT's manufacturing operations, including materials planning, purchasing, shipping and receiving, stockroom, assembly and test, as well as sales order entry, finance and human resources. Current leases on both buildings expire on December 31, 1996. PMT also leases on a month to month basis an office in Seoul, Korea for sales and customer support. PMT may seek to expand beyond the capacity of its current facilities and may seek additional space for all or various portions of operations. In such case, management expects that PMT will find acceptable space at competitive costs.

 Legal Proceedings

  In the ordinary course of its business, PMT may be involved in legal proceedings from time to time. As of the date hereof, there are no material legal proceedings pending against PMT.

BUSINESS OF ELECTROTECH

 Introduction

  Electrotech develops, manufactures, markets and services semiconductor fabrication equipment for the worldwide semiconductor manufacturing industry. Electrotech's proprietary products are targeted at three primary areas of semiconductor manufacturing: PVD, CVD and etch. Electrotech's new leading-edge products include the Sigma sputtering system for PVD, with the optional Forcefill(TM) module, and the Planar 200 Flowfill(TM) system for inter-metal dielectric CVD. Forcefill(TM) technology allows manufacturers to eliminate the use of multi-step CVD tungsten-plug based metallization processes and to utilize an entirely aluminum-based PVD multi-level metal scheme in sub-0.5 micron IC manufacturing. Electrotech's new CVD process technology, Flowfill(TM), forms high quality silicon dioxide layers which possess the properties of both gap fill and planarization. Electrotech also offers products for the etch market, including its Omega(TM) ICP system.

  Electrotech utilizes a fully integrated manufacturing operation and sells its products directly through local area sales support offices in the United States and Europe, through a distributor in Japan and distributors or agents in the rest of the world.

  Electrotech is a privately held company based in the United Kingdom, and was founded in 1968 by a group of scientists formerly employed in the European research division of ITT.

 Technologies and Products

  Electrotech research teams have developed two proprietary processes which address major issues in the fabrication of the next generation of semiconductor devices: Forcefill(TM) addresses the problem of introducing interconnect wires into very small holes as the critical dimensions of ICs become smaller, and Flowfill(TM) addresses the subsequent problem of insulating the resulting closely-packed interconnect wiring. The Forcefill(TM) and Flowfill(TM) projects are currently at the stage of customer review and evaluation; however, considerable efforts are being applied by Electrotech to attain product functionality and reliability levels acceptable to Electrotech's target markets.

  Electrotech offers its customers products that address three major steps in the semiconductor manufacturing process: the deposition of metallic aluminum layers (Sigma), the deposition of insulating dielectric layers (Planar and Delta) and the dry plasma etching of these deposited layers (Omega(TM)). In order to leverage Electrotech's current products into the manufacturing of next generation semiconductors, Electrotech's customers may purchase Electrotech's Sigma and Planar deposition systems and subsequently buy Forcefill(TM) and Flowfill(TM) add-on modules, which utilize Electrotech's advanced proprietary technologies.

 Physical Vapor Deposition

  SIGMA

  Layers of metal alloys can be deposited by Electrotech's Sigma product line, a sputtering machine with multiple process chambers. This product deposits a very thin uniform layer of interconnect metal on the whole surface of the semiconductor wafer. Subsequent lithography and etching turns this layer into an intricate pattern of interconnect wiring on the many individual semiconductor devices, each a complex and integrated functioning circuit.

  The Sigma is designed to be one of the cleanest PVD systems on the market, with particular application in multi-layer metallization. Electrotech's strategy is to offer semiconductor manufacturers who are currently using 0.8 micron to 1.0 micron design rules a way to avoid the adoption of CVD tungsten, a relatively difficult, dirty and expensive process. Electrotech offers system configurations which bridge the gap from non-hole-fill technology, at approximately 1.0 micron, to the adoption of Electrotech's Forcefill(TM) technology onto the Sigma platform, which is capable of filling holes smaller than 0.25 micron. The selling price for the Sigma system ranges from approximately $1.5 million to approximately $2.5 million, depending on the configuration of the system.

  SIGMA FORCEFILL(TM)

  The Sigma Forcefill(TM) system is being developed to extend Electrotech's standard Sigma metallization product capability into the sub-0.5 micron market. The Forcefill(TM) technology is used with traditional aluminum techniques and eliminates the relatively complicated and difficult use of tungsten. The process can be carried out on a standard Sigma series system with an attached Forcefill(TM) module, which involves depositing a layer of aluminum such that it forms a bridge over the holes. When adequate bridging is achieved the wafer is transferred under vacuum to the Forcefill(TM) module where the aluminum is heated and forced under very high pressure into the hole, thus achieving void-free fill. Forcefill(TM) allows manufacturers to eliminate the use of CVD tungsten and to utilize an entirely aluminum-based multi-level metal scheme. DRAM and logic applications are both target markets for Forcefill(TM), since the cost saving per layer is substantial, and the interconnect speed is improved.

  Electrotech management believes that the Forcefill(TM) process has a number of advantages when compared to the commonly used alternative technologies of tungsten-plug with CMP and aluminum reflow. This is believed to be due to a number of factors:

  . Fewer defects. Using tungsten-plug with CMP is a relatively dirty process that often results in the accumulation of particles in the wafer processing module leading to defective wafers and preventative maintenance downtime for cleaning. The Forcefill(TM) module provides for a cleaner production process, which leads to higher yields.

  . Improved process latitude. Tungsten-plug and aluminum reflow both require a greater degree of control than Forcefill(TM), which is more tolerant of variations in device features that result from prior manufacturing steps, leading to higher yields.

  . Longer device lifetime. Under test conditions, Forcefill(TM) has shown electromigration resistance approximately 30 times greater than tungsten-plug/aluminum when measured on a state of the art multilevel device.

  . Reduced metal thickness. Aluminum reflow requires a thick metal layer, typically at least 1 micron. The Forcefill(TM) process only requires the applied metal thickness to be greater than the contact or via hole diameter. Thin metal layers result in reduced capacitance loss and greater ease of planarization.

  . Compatibility with stacked vias. The Forcefill(TM) process has made stacked vias possible without requiring metal CMP, as would be needed in a tungsten-plug scheme.

The average selling price of the Sigma Forcefill(TM) system ranges from approximately $3.5 million to approximately $4.0 million, depending on the configuration of the system.

 Chemical Vapor Deposition

  DELTA 201

  Electrotech's Delta 201 is a versatile, single-chamber production system for producing films, including silicon dioxide or silicon nitride. The films deposited by this system are used to insulate the interconnect wiring of a semiconductor wafer. It is a relatively low-cost system and its small dimensions make it attractive to customers, who are often short of cleanroom space. The Delta 201 also addresses the gallium arsenide semiconductor market and incorporates a wafer handling mechanism that is suited to handle fragile and high-cost gallium arsenide wafers. The average selling price for the Delta 201 system is approximately $600,000.

  PLANAR 200 FLOWFILL(TM)

  Flowfill(TM) technology has been developed by Electrotech in order to meet the needs of the planarized intermetal dielectric market. The problem of finding a suitable insulating material to protect the microscopic wiring in a chip has produced a number of materials with various undesirable characteristics. The most common insulating material is silicon dioxide, which, when deposited by conventional techniques, is unable to fill the increasingly small gap spacing required by next generation ICs. Electrotech has developed a new CVD process technology, Flowfill(TM), to form high quality silicon dioxide layers which possess the properties of both gap fill and planarization. In the Planar 200 Flowfill(TM) multi-chambered cluster system, the advanced planarization layer consists of three films which are deposited sequentially. The plasma CVD films are deposited in one module and the CVD planarizing flow layer is deposited in the Flowfill(TM) module with no vacuum breaks between the process steps. The flow layer has the ability to fill sub-micron features less than 0.2 micron wide, with a 5 to 1 height to width ratio, and achieve typical planarization of 80% for gaps up to 20 microns.

  Alternative technologies to Electrotech's Flowfill(TM) system include SOG and HDP combined with CMP. SOG is deposited in single or multiple spins. This technique is complex and slow due to the number of steps involved. In addition, although each individual step may be clean, the combination can lead to a high number of added particles, which can decrease yield. HDP gap fills a wafer with silicon dioxide in one system, but the rough spots on the wafer must be planarized using a CMP process in a second system.

  Electrotech management believes that the major advantages of Flowfill(TM), when compared to competing technologies, can be summarized as follows:

  . Small gaps. Flowfill(TM) is capable of filling very small gaps (less than 0.08 micron has been recorded).

  . Combined process. Flowfill(TM) both gap fills and planarizes simultaneously, eliminating the need for CMP on some devices. The combined process also results in a decrease in equipment costs, manufacturing time and defect levels, while increasing yields.

  . Lower moisture. Flowfill(TM) leaves very little moisture content in the film after final treatment and allows for low moisture reabsorbance. This should result in better device reliability.

  . Better quality. The quality of the Flowfill(TM) planarized layer has been demonstrated to be better than that of SOG.

  For a number of reasons, Electrotech's initial shipments of the Planar 200 Flowfill(TM) have targeted the DRAM market. First, due to the competitive nature of the DRAM market, cost is a primary concern to DRAM manufacturers. Certain DRAM manufacturers have indicated that Flowfill(TM) will offer significant cost advantages for next generation DRAMs relative to both the SOG and HDP processes. Second, due to the circuit designs of a DRAM, the maximum distance between metal lines is 80 to 100 microns, Flowfill(TM) provides a high level of planarity for gaps of this size.

  The selling price for the Planar 200 Flowfill(TM) system ranges from approximately $1.4 million to approximately $2.5 million, depending on the configuration of the system.

 Etch

  OMEGA(TM) 201-2

  Electrotech's etch product, the Omega(TM) 201-2 metal etch system, integrates the field-proven 200-series hardware as used on other current Electrotech products with Electrotech's patented Inductively Coupled Plasma
(ICP) technology. Although mainly targeted at metal interconnect, the technology is also able to address oxide and polysilicon etch and is compatible with all etch applications. Most competitors, which include PMT, also use a high ion density, low pressure plasma source.

  The Omega(TM) 201-2 metal etch system has been designed to address the special requirements of metal etch while minimizing the space utilized in the clean room. The system has a passivation unit which minimizes post-etch corrosion by combining the use of a downstream plasma with radiant heating of the wafer backside to maximize photoresist strip rates and drive off involatile chlorine-containing materials. The Omega(TM) 201-2 also has a wafer temperature control system which ensures that etch residues are minimized and often eliminates the need to harden the photoresist using a deep UV process.

  Electrotech management believes that its Omega(TM) etch systems have advantages over competitive products, including: (i) process performance-- simple chemistries giving rise to better process control; (ii) simple hardware platform; (iii) long electrostatic chuck lifetime; (iv) lower capital cost; and (v) low operating costs. The price for Electrotech's Omega(TM) etch system ranges from approximately $700,000 to approximately $1,400,000, depending on the configuration of the system.

 Customers

  Electrotech sells its systems to semiconductor manufacturers located throughout Europe, the United States and Japan. The following is a list of selected customers who have purchased Electrotech products, some of which have evaluation systems using Electrotech's Forcefill(TM) or Flowfill(TM) technologies:

     Fujitsu                         Motorola                           Siemens
     GEC Plessey                     OKI                                Sony
     Matsushita                      Olivetti                           TEMIC
     Micron Technology               Philips                            Texas Instruments
     Mitsubishi                      Ricoh                              Toshiba
                                                                        Tower Semiconductor

 Marketing, Sales and Customer Service

  Electrotech revenues derive primarily from the sale of capital equipment and related consumable components. Sales outside of the United Kingdom accounted for over 80% of Electrotech's revenues in fiscal 1995. Electrotech has sales and marketing offices located in the United Kingdom, the United States, Europe and Asia to enable sales and service personnel to provide dedicated worldwide support to new and existing customers. Electrotech also established its first sales distributor in Japan in 1983. Since that time, Electrotech's presence in the Asia/Pacific region has been further expanded by the appointment of agents for Hong Kong, South Korea, Taiwan, Singapore and China. This geographical expansion has resulted in increased flexibility and responsiveness to customer needs.

  Electrotech believes that high quality customer support, customer training and field consultation are key components in a customer's decision in selecting a semiconductor equipment supplier. In that regard, Electrotech has made a substantial investment in customer support and customer training and presently has approximately 150 employees in the marketing, sales and customer service areas.

 Research, Development and Engineering

  Since its formation, intensive, ongoing research has enabled Electrotech to achieve leading-edge technological advancements in the field of semiconductor manufacturing equipment. Electrotech has dedicated permanent research teams to each of PVD, CVD and etch semiconductor manufacturing processes. As of June 30, 1996, Electrotech employed 104 professional and technical personnel in research and development. For the year ended June 30, 1996, Electrotech's research, development and engineering expenses were $10.3 million, compared to $6.9 million for the year ended June 30, 1995.

 Manufacturing

  In order to maintain close control of its manufacturing processes, Electrotech has adopted a policy of vertical integration. This approach has enabled the organization to ensure quality control and reduce dependence on third party suppliers. Electrotech operates facilities at which it manufactures sheet metal components, machine parts and electronic assemblies and assembles finished products. This strategy has provided benefits to Electrotech, including supplier independence, tighter cost control of components and sub-assemblies, and controllable delivery performance.

  Due to recent growth in Electrotech's sales and its development of new products, Electrotech's existing facilities have reached capacity. Electrotech has leased a 102,000 square foot facility into which it moved certain of its corporate headquarters sales, customer support and financing operation in January 1996. Approximately 20,000 square feet of the facility are currently in use, with the remainder being built out with a view to full occupancy in early 1997. See "--Properties."

 Competition

  The markets served by Electrotech's products are highly competitive and subject to rapid technological change. Significant competitive factors include system performance, cost of ownership (which is dependent upon yield, throughput and reliability), size of installed base, depth and breadth of product line and customer support.

  Electrotech faces significant competition from various suppliers of systems that utilize alternative technologies. In the PVD market, Electrotech's Forcefill(TM) technology faces competition from suppliers of aluminum and tungsten-plug PVD systems, such as Applied Materials, and a number of other competitors, including NEC Anelva, MRC, Novellus, Varian and Ulvac. Electrotech's Flowfill(TM) technology faces competition from other CVD manufacturers including Applied Materials, Lam Research, Novellus and Watkins-Johnson. In the etch market, Electrotech faces competition from suppliers of plasma etch systems, including Applied Materials, Hitachi, Lam Research, PMT and Tokyo Electron.

  Most of Electrotech's competitors are substantially larger companies with broad product lines, and have well established reputations in the PVD, CVD, SOG and etch markets, greater experience with high volume manufacturing, broader name recognition, substantially larger customer bases and substantially greater financial, technical, manufacturing and marketing resources than Electrotech. Electrotech also faces potential competition from new entrants in the market, including established manufacturers in other segments of the semiconductor capital equipment market, who may decide to diversify into Electrotech's market segments. There can be no assurance that Electrotech's competitors will not develop enhancements to or future generations of competitive products that will offer price and performance features that are superior to those offered by Electrotech's systems.

 Intellectual Property

  Electrotech relies on a variety of types of intellectual property protection to protect its proprietary technology, including patent, copyright, trademark and trade secret laws, non-disclosure agreements, and other intellectual property protection methods. Although Electrotech believes that its patents and trademarks may have value, Electrotech believes that its future success will also depend on the innovation, technical expertise and marketing abilities of its personnel. Electrotech currently holds two patents in the United Kingdom, five patents in the United States, two patents in Taiwan, and one patent in each of Germany, France, Italy and the Netherlands. Electrotech has approximately 49 patent applications pending worldwide. Electrotech's patents and patent applications pending are all in the field of semiconductor manufacture and are predominantly concerned with inductively coupled plasma etching (ICP), deposition of dielectric layers by plasma and thermal means and in particular the global planarization by a dielectric film (Flowfill(TM)) and the process of filling semiconductor contact holes by deformation of interconnect metal by high pressure (Forcefill(TM)) and the equipment related to these processes. Electrotech uses a number of trademarks that are registered or applied for registration in certain countries, including the following: Electrotech(TM), Forcefill(TM) and Flowfill(TM).

  Electrotech is currently defending a challenge to its ICP patent in Europe. Due to the new material presented as part of that challenge, Electrotech's related patent in the United States will be reexamined. In addition, Electrotech is opposing an issued German patent held by a competitor which relates to a process similar to Forcefill(TM). Electrotech's advisers believe this patent is too broadly worded and as presently worded there is some possibility that an infringement by Electrotech might be alleged. There can be no assurance as to the outcome of any of these proceedings.

  There can be no assurance that additional patents will be issued on Electrotech's pending applications or that competitors will not be able to legitimately ascertain proprietary information embedded in Electrotech's products which is not covered by patent or copyright. In such case, Electrotech may be precluded from preventing the competitor from making use of such information. In addition, should Electrotech wish to assert its patent rights against a particular competitor's product, there can be no assurance that any claim in an Electrotech patent will be sufficiently broad nor, if sufficiently broad, any assurance that such patent will not be challenged, invalidated or circumvented, or that Electrotech will have sufficient resources to prosecute its rights. Electrotech's policy is to vigorously protect and defend its patents, trademarks and trade secrets.

  Electrotech's involvement in any patent dispute or other intellectual property dispute or in any action to protect trade secrets and know-how, even if successful, could have a material adverse effect on Electrotech and its business. Adverse determinations in any such action could subject Electrotech to significant liabilities, require Electrotech to seek licenses from third parties, which might not be available, and possibly prevent Electrotech from manufacturing and selling its products, any of which could materially and adversely affect Electrotech and its business.

 Backlog

  At August 31, 1996, Electrotech's backlog was $19.5 million. Electrotech's backlog at August 31, 1996 consisted primarily of orders for 11 systems.

  Electrotech includes in its backlog all purchase orders that provide for delivery within twelve months. Electrotech's business is characterized by large purchase contracts for standard products with related customized options. All orders are subject to cancellation or delay by the customer with limited or no penalty. Because of possible changes in delivery schedules and cancellations of orders, Electrotech's backlog at any particular date is not necessarily representative of actual sales for any succeeding periods.

 Employees

  At June 30, 1996, Electrotech had 558 employees worldwide, including 105 engaged in research and development, 120 in customer service, 269 in manufacturing, 29 in finance and administration and 35 in sales and marketing.

  None of the employees of Electrotech are covered by a collective bargaining agreement. Electrotech believes its relationships with its employees to be good.

 Properties

  Significant properties of Electrotech in the southwest of England and south Wales are as follows:

                                                                     LEASE
                          APPROXIMATE                              EXPIRATION
         LOCATION         SQUARE FEET PURPOSE                         DATE
         --------         ----------- -------                      ----------
Coed Rhedyn Ringland Way
Newport, Gwent              102,000   Corporate Office and       March 25, 2010
                                       Manufacturing
Whale Wharf Littleton-
 Upon-Severn, Bristol        55,700   Engineering and                Owned
                                       Manufacturing
2 and 3 Nine Mile Point      17,100   Manufacturing            November 20, 2004
Industrial Estate
Cwmfelinfach, Gwent
Units 1, 2 and 5             12,500   Sheet Metal Fabrication  September 29, 1999
Old Mixon Crescent
 Winterstoke Road
Weston--Super Mare--
 Somerset
19/20 Nailsea Trading
 Estate                      14,800   Electrical Manufacturing December 25, 2004
Southfield Road, Nailsea               and Storage

  An environmental survey carried out by Chemex International plc in respect of all currently owned properties and previously and currently leased properties of Electrotech proposes a program of environmental cleanup. The estimated cleanup costs for the Whale Wharf property is $315,000 and the estimated costs for all other properties is $193,000. See Note 29 of the Notes to the Combined Financial Statements of Electrotech.

 Legal Proceedings

  In the ordinary course of its business, Electrotech may be involved in legal proceedings from time to time. As of the date hereof, there are no material legal proceedings pending against Electrotech.

                          PRICE RANGE OF COMMON STOCK

  PMT's Common Stock began trading in the over-the-counter market on August 23, 1995 upon effectiveness of the registration statement relating to PMT's initial public offering (the "Initial Public Offering") and is quoted on Nasdaq under the symbol "PMAT". The quarterly high and low sale prices for Common Stock as reported on Nasdaq for each full quarterly period since August 23, 1995 are as follows:

                                                                   HIGH   LOW
                                                                  ------ ------
   1995
   Fourth Quarter................................................ $17.50 $ 9.00
   1996
   First Quarter................................................. $16.25 $ 8.63
   Second Quarter................................................ $20.25 $11.00
   Third Quarter (through September 9, 1996)..................... $15.75 $10.50

  As of September 9, 1996, there were 107 shareholders of record of Common
Stock.

  PMT has not declared or paid cash dividends to its shareholders. PMT anticipates that all of its earnings in the near future will be retained for the development and expansion of its business and, therefore, does not anticipate paying dividends on its Common Stock in the foreseeable future. Declaration of dividends on the Common Stock will depend, among other things, upon levels of indebtedness, future earnings, the operating and financial condition of PMT, its capital requirements and general business conditions. The agreements governing PMT's indebtedness contain provisions which prohibit PMT from paying dividends on its Common Stock. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of PMT-- Liquidity and Capital Resources."

  On July 17, 1996, the last trading day prior to the first public announcement by PMT of the proposed Acquisition, the closing price of Common Stock reported on Nasdaq was $12.625 per share. On September 9, 1996, the closing price of Common Stock as reported on Nasdaq was $11.625 per share.

  There is no public market for the Electrotech shares. As of September 9, 1996, there were five stockholders of record of Electrotech.

                                  MANAGEMENT

MANAGEMENT OF PMT

  The following table sets forth certain information concerning PMT's executive officers. Certain information concerning the nominees for election as directors is set forth in "Proposal No. 2--Election of Directors."

       NAME              AGE                       POSITION
       ----              ---                       --------
Dr. Gregor A. Campbell..  36 Director, President and Chief Executive Officer
John A. Rollwagen.......  55 Director and Chairman of the Board
James F. Marshall.......  47 Executive Vice President and Chief Operating Officer
John W. LaValle.........  39 Vice President, Chief Financial Officer and Secretary
Harvey J. Frye..........  44 Vice President, Sales & Marketing
Steve Rhoades...........  35 Vice President and General Manager of CVD Partnership
Dr. David J. Hemker.....  34 Vice President, Technology
Robert J. Snyder........  54 Vice President, Operations
Craig S. Montesanti.....  37 Director of Finance and Administration

  Dr. Campbell is a founder of PMT, and has been a director since PMT was formed in 1985. Dr. Campbell has been the President and Chief Executive Officer of PMT since 1988. Dr. Campbell also served as PMT's Secretary from August to December 1994.

  Mr. Rollwagen joined PMT's board of directors as Chairman in December 1993. From August 1975 to January 1993, Mr. Rollwagen served in various executive positions at Cray Research, Inc. Mr. Rollwagen became President of Cray Research in 1977 and Chairman and Chief Executive Officer in 1981. Mr. Rollwagen also currently serves as a senior advisor to St. Paul Venture Capital, Inc. ("St. Paul Venture Capital") and as a director of Computer Network Technology, Inc.

  Mr. Marshall joined PMT in February 1992 as Senior Vice President, Operations, and became Executive Vice President and Chief Operating Officer in June 1993. From January 1991 to February 1992, Mr. Marshall served as the Chief Operating Officer of the Thermco Systems Division of Silicon Valley Group Inc.

  Mr. LaValle joined PMT in November 1994 as Vice President and Chief Financial Officer, and became Secretary in December 1994. Before joining PMT, Mr. LaValle served from September 1989 to November 1994 as Vice President, Chief Financial Officer and Secretary of Superconductor Technologies, Inc.

  Mr. Frye joined PMT in June 1994 as Vice President, Sales, and became Vice President, Sales & Marketing in May 1995. Prior to joining PMT, Mr. Frye served as Vice President of Fab Product Sales for KLA Instruments Corp. from March 1993 to June 1994, and was Vice President, Sales for KLA Instruments Corp.'s Wafer Inspection Division from June 1986 to March 1993.

  Mr. Rhoades joined PMT in October 1993, became Vice President, Engineering in April 1995 and became the Vice President and General Manager of the CVD Partnership in July 1996. From March 1990 to October 1993, Mr. Rhoades was employed by Applied Materials, where he managed metal etch process development.

  Dr. Hemker joined PMT in August 1993, and became Vice President, Technology in May 1995. From April 1989 to August 1993, Dr. Hemker was a member of the technical staff at Applied Materials.

  Mr. Snyder joined PMT in March 1996 as Vice President of Operations. Before joining PMT, Mr. Snyder served from September 1992 to December 1995 as Vice President and General Manager of two divisions of Joslyn Corporation, Air Dry Corporation and ADK Pressure Equipment Corporation, and was President of Ultranautics from December 1990 to September 1992.

  Mr. Montesanti joined PMT in February 1991 as Director of Finance and Administration. Before joining PMT, Mr. Montesanti served from February 1983 to February 1991 as Assistant Controller of Ioptex Research Inc.

  Officers are appointed by the Board of Directors and serve at the discretion of the Board. There are no family relationships among the directors and executive officers of PMT.

EXECUTIVE COMPENSATION

 Summary of Cash and Certain Other Compensation

  The following table sets forth all compensation received for services rendered to PMT in all capacities, for the year ended December 31, 1995 and the ten months ended December 31, 1994, by (i) PMT's Chief Executive Officer and (ii) each of the other four most highly compensated executive officers of PMT who were serving as executive officers at December 31, 1995 and whose total compensation exceeded $100,000 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                         LONG-TERM
                                                        COMPENSATION
                                                           AWARDS
                                                        ------------
                                                         SECURITIES
                                        COMPENSATION     UNDERLYING
                             FISCAL  ------------------    STOCK        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR(1) SALARY($) BONUS($)  OPTIONS(#)  COMPENSATION($)
- ---------------------------  ------- --------- -------- ------------ ---------------
Dr. Gregor A. Campbell..      1995   $160,000  $36,708     96,666(6)     $   779(2)
 President and Chief          1994    135,383   25,000        --             185(2)
 Executive Officer
John A. Rollwagen(3)....      1995    100,000      --      73,333            --
 Director and Chairman        1994     44,000      --         --             --
 of the Board
James F. Marshall.......      1995    140,001      339     30,000(6)         174(2)
 Executive Vice               1994    118,462   25,000        --             119(2)
 President and
 Chief Operating Officer
John W. LaValle.........      1995    120,000      173     20,000(6)          66(2)
 Vice President, Chief        1994     11,538      --      36,667            --
 Financial Officer
 and Secretary
Harvey J. Frye..........      1995    140,000      256     30,000(6)      35,802(4)
 Vice President, Sales &      1994     82,385   10,000     45,000         10,760(5)
 Marketing

- --------
(1) During 1994, PMT changed its fiscal year end from the last day of February to December 31. Consequently, compensation information presented in this table for 1994 is for a ten-month period only.
(2) This amount represents premiums paid by PMT for life insurance of which the officer is the beneficiary.
(3) In June 1995, Mr. Rollwagen agreed to increase his duties as Chairman of the Board to a half-time basis, and in exchange therefor, PMT agreed to pay him an annual salary of $144,000 as well as to pay for certain expenses. See "Proposal No. 2--Election of Directors--Meetings of the Board of Directors and Director Compensation."
(4) Of this amount, (i) $30,000 represents reimbursement for relocation expenses, (ii) $102 represents premiums paid by PMT for life insurance of which the officer is the beneficiary and (iii) $5,700 represents a car allowance.
(5) Of this amount, (i) $7,170 represents reimbursement of relocation expenses, (ii) $82 represents premiums paid by PMT for life insurance of which the officer is the beneficiary and (iii) $3,508 represents a car allowance.
(6) Does not include stock options of 18,000, 12,000, 7,000 and 7,000 to purchase shares of Common Stock at $8.875 per share that were granted to Dr. Campbell and Messrs. Marshall, LaValle and Frye, respectively, in January 1996.

  PMT currently has no employment contracts with any of the Named Executive Officers. However, upon the dissolution or liquidation of PMT or upon any reorganization, merger or consolidation in which PMT does not survive, PMT's 1991 Stock Option Plan, and each outstanding option granted thereunder shall terminate, provided that each optionee to whom no substitute option has been tendered by the surviving corporation in any such transaction shall have the right to exercise in whole or in part any unexpired option or options issued to him or her, without regard to the vesting provisions thereof.

  Upon the effectiveness of the Acquisition (and as a condition to the obligations of the Electrotech shareholders to consummate the Acquisition), PMT will enter into an Employment Agreement with Nigel Wheeler pursuant to which Mr. Wheeler will be employed by PMT as its President and Chief Operating Officer for a three-year term. See "Proposal No. 1--Terms of the Acquisition and Related Transactions--Related Agreements."

1991 STOCK OPTION PLAN

  PMT's 1991 Stock Option Plan (the "Option Plan") provides for the granting of either incentive stock options or nonqualified stock options to specified employees, directors, consultants and advisors of PMT. The Option Plan is administered by the Compensation Committee of the Board of Directors.

  The exercise price of stock options granted under the Option Plan must be equal to at least the fair market value of the stock subject to the option on the date of the grant (or 110% with respect to holders of more than 10% of the voting power of PMT's outstanding Common Stock). Options granted under the Option Plan are non-transferable and generally expire thirty days after the termination of an optionee's service to PMT. See "Proposal No. 3--Amendment of PMT's 1991 Stock Option Plan" for further information regarding the Option Plan.

STOCK OPTION GRANTS

  The following table sets forth each grant of stock options made during the year ended December 31, 1995 to each of the Named Executive Officers. No stock appreciation rights ("SARs") have ever been granted by PMT.


                                       INDIVIDUAL GRANTS                 POTENTIAL REALIZABLE
                         ----------------------------------------------    VALUE AT ASSUMED
                         NUMBER OF    PERCENT OF                         ANNUAL RATES OF STOCK
                         SECURITIES  TOTAL OPTIONS                      PRICE APPRECIATION FOR
                         UNDERLYING   GRANTED TO   EXERCISE                 OPTION TERM(2)
                          OPTIONS    EMPLOYEES IN    PRICE   EXPIRATION -----------------------
      NAME               GRANTED(#)    PERIOD(%)   ($/SH)(1)    DATE        5%          10%
      ----               ----------  ------------- --------- ---------- ----------- -----------
Dr. Gregor A. Campbell..   96,666(3)     24.6%       $6.30   06/02/2005 $   383,667 $   968,303
John A. Rollwagen.......   73,333(3)     18.7         6.30   06/02/2005     291,059     734,577
James F. Marshall.......   20,000(3)      5.1         6.30   06/02/2005      79,380     200,340
                           10,000(4)      2.5         1.65   05/11/2005      10,395      26,235
John W. LaValle.........   20,000(3)      5.1         6.30   06/02/2005      79,380     200,340
Harvey J. Frye..........   20,000(3)      5.1         6.30   06/02/2005      79,380     200,340
                           10,000(4)      2.5         1.65   05/11/2005      10,395      26,235

                       OPTION GRANTS IN LAST FISCAL YEAR
- --------
(1) Represents the fair market value of the underlying shares of Common Stock at the time of grant.
(2) Represents the value of the shares of Common Stock issuable upon the exercise of the option, assuming the stated rates of price appreciation for ten years, compounded annually, with the aggregate exercise price deducted from the final appreciated value. Such annual rates of appreciation are for illustrative purposes only, are based on requirements of the Commission and do not reflect PMT's estimate of future stock appreciation. No assurance can be given that such rates of appreciation, or any appreciation, will be achieved.

(3) Represents stock options which were to vest in equal annual increments of 20% over a five-year period following their date of grant, June 2, 1995, except that the Board of Directors could, at its discretion, accelerate the vesting of 33 1/3% of such options based upon the future performance of PMT. In January 1996, the Board of Directors accelerated the vesting of such 33 1/3% of the options in accordance with the terms of the grant.
(4) Represents stock options which vest in equal annual increments of 20% following their date of grant, May 11, 1995.

AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1995 AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth the number and value of shares acquired by the Named Executive Officers upon exercise of stock options during PMT's fiscal year ended December 31, 1995 and of the exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 1995.

                                                                   VALUE OF
                                                   NUMBER OF      UNEXERCISED
                                                  UNEXERCISED    IN-THE-MONEY
                                                  OPTIONS AT      OPTIONS AT
                                                 FISCAL YEAR-    FISCAL YEAR-
                           SHARES                   END(#)         END($)(1)
                         ACQUIRED ON    VALUE    EXERCISABLE/    EXERCISABLE/
       NAME              EXERCISE(#) REALIZED($) UNEXERCISABLE   UNEXERCISABLE
       ----              ----------- ----------- ------------- -----------------
Dr. Gregor A. Campbell..      --           --         0/96,666 $      0/$477,497
John A. Rollwagen.......      --           --     9,333/87,333   95,197/ 505,798
James F. Marshall.......      --           --    28,666/68,000  292,393/ 582,600
John W. LaValle.........    7,333      $74,797        0/49,334        0/ 398,207
Harvey J. Frye..........      --           --     9,000/66,000   91,800/ 562,200

- --------
(1) These values are calculated using the December 29, 1995 closing price of Common Stock on Nasdaq of $11.25 per share, less the exercise price of the options, multiplied by the number of shares to which the options relate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Board of Directors of PMT (the "Compensation Committee") consisted of Messrs. Rollwagen, Jones and Robelen during the fiscal year ended December 31, 1995. Mr. Robelen resigned as a director of PMT and a member of the Compensation Committee, effective
April 24, 1996. Mr. Rollwagen resigned from the Compensation Committee, effective April 24, 1996. Simultaneously with such resignations from the Compensation Committee, the Board of Directors voted to reduce the number of members of the Compensation Committee from three to two. On April 24, 1996, Charles Thompson was appointed by the Board to fill the remaining vacancy on the Compensation Committee.

  Other than Mr. Rollwagen, PMT's Chairman of the Board, none of these individuals was at any time during the fiscal year ended December 31, 1995 or at any other time an officer or employee of PMT. No executive officer of PMT serves as a member of the Board or the Compensation Committee of any other entity which has one or more executive officers serving as a member of PMT's Board of Directors or Compensation Committee. See "Proposal No. 2--Election of Directors--Meetings of the Board of Directors and Director Compensation" regarding the payment of salary and grant of a stock option to Mr. Rollwagen during the 1995 fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On May 24, 1995, PMT sold shares of Series F Preferred Stock convertible into an aggregate of 541,444 shares of Common Stock at an as-converted purchase price of $6.30 per share in private financings. Certain of these shares were sold to the following director of PMT, entities associated with directors or former directors of PMT and other holder of record of more than five percent of the outstanding Common Stock.

                                                                   SHARES OF
          NAME                                                  COMMON STOCK(1)
          ----                                                  ---------------
John A. Rollwagen..............................................      7,936
Entities Associated with Directors or Former Directors
  Brentwood Associates V, L.P. ................................     69,913
  St. Paul Fire and Marine Insurance Company...................     85,417
  Innocal L.P. ................................................     45,595
  Norwest Equity Partners V....................................     51,517
Other 5% Shareholders
  SBIC Partners, L.P. .........................................     54,477

- --------
(1) Represents shares of Common Stock issued upon conversion of Preferred Stock in connection with the Initial Public Offering.

  PMT believes the foregoing transactions were in its best interests and were on terms no less favorable to PMT than could be obtained from unaffiliated third parties.

  In May 1995, the Board of Directors of PMT granted to each of Messrs. Marshall and Frye an option to purchase 10,000 shares of Common Stock at an exercise price of $1.65 per share. These options vest in equal annual increments over a five-year period following the date of grant.

  In June 1995, the Compensation Committee granted to Dr. Campbell and Messrs. Marshall, LaValle and Frye options to purchase 96,666 shares, 20,000 shares, 20,000 shares and 20,000 shares of Common Stock, respectively, each at an exercise price of $6.30 per share. The Committee provided that two-thirds of the shares covered by these options would vest in equal annual increments over a five-year period following their date of grant, and one-third of the shares covered by each option would vest in their entirety only on the date which is five years from the date of grant. However, the Board of Directors retained the discretion to accelerate the vesting of these one-third portions based upon the future performance of PMT. In January 1996, the Board voted to accelerate the vesting of such portions of the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF PMT

  The Compensation Committee recommends to the Board of Directors general compensation policies for the Company, oversees the Company's compensation plans and specific compensation levels for executive officers, and administers the Bonus Plan and the Option plan.

  The following is the Compensation Committee's report submitted to the Board of Directors addressing the compensation of the Company's executive officers for 1995.

COMPENSATION POLICY

  The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, long term growth objectives and ability to attract and retain qualified executive officers. The Compensation Committee addresses this objective by integrating competitive annual base salaries with (a) bonuses based on annual corporate performance and the achievement of individual performance objectives, through the Bonus Plan, and (b) stock option grants under the Option Plan. The Compensation Committee believes that cash compensation in the form of salary and bonus provides

Company executives with appropriate immediate rewards for success in current operations, while stock option grants promote management stock ownership and thereby expand management's stake in the long-term performance and success of the Company.

  For 1995, the Compensation Committee approved the base salaries of each of the Company's executive officers. In determining such base salaries, the Company relied primarily on a survey prepared by Radford Associates, a division of the Alexander and Alexander Consulting Group, of salaries paid to executive officers of semiconductor equipment companies and other high technology companies with sales comparable to those of the Company. For 1995, the Compensation Committee set the base salaries of the Company's executive officers generally at the median level of the salaries reflected in the Radford survey.

  In 1995, the executive officers of the Company, including the President and Chief Executive Officer, as well as six other key employees of the Company, were each granted options under the Option Plan. The number of options that each executive officer or employee was granted was based primarily on the executive's or employee's ability to influence the Company's long-term growth and profitability. The vesting provisions of the options granted under the 1991 Option Plan are designed to encourage longevity of employment with the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  The Compensation Committee believes that Dr. Campbell, the Company's President and Chief Executive Officer, provides valuable services to the Company, and that his compensation should therefore be competitive with that paid to executives at comparable semiconductor equipment companies. In addition, the Compensation Committee believes that the compensation of the President and Chief Executive Officer should be heavily influenced by Company performance. Therefore, although there has necessarily been some subjectivity in setting Dr. Campbell's salary, major elements of his compensation package are directly tied to Company performance.

  For 1995, Dr. Campbell's salary remained at $160,000, an amount the Compensation Committee deemed appropriate in light of the Company's stage of growth and salaries paid to chief executive officers of other growth technology companies.

INTERNAL REVENUE CODE SECTION 162(m)

  Under Section 162 of the Code, the amount of compensation paid to certain executives that is deductible with respect to PMT's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, PMT's ability to obtain a corporate tax deduction for compensation paid to executive officers of PMT to the extent consistent with the best interests of PMT and its shareholders.

  The foregoing report has been furnished by Messrs. Jones and Thompson.

COMPANY PERFORMANCE

  The following graph shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Composite Index and the Philadelphia Semiconductor Index for the period during which the Company's Common Stock has been registered under Section 12 of the Exchange Act.


                    COMPARISON OF CUMULATIVE TOTAL RETURN
           AMONG PLASMA & MATERIALS TECHNOLOGIES, NASDAQ COMPOSITE
                 INDEX AND PHILADELPHIA SEMICONDUCTOR INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                                PLASMA &         NASDAQ     PHILADELPHIA
Measurement Period              MATERIALS      COMPOSITE    SEMICONDUCTOR
(45 Weeks)                    TECHNOLOGIES       INDEX          INDEX
- ---------------------        ---------------   ---------    -------------
Measurement Pt-08/25/1995    $100.00           $100.00      $100.00
FWE 09/01/1995               $ 96.80           $100.00      $ 98.70
FWE 09/08/1995               $101.90           $103.90      $107.10
FWE 09/15/1995               $105.10           $103.10      $100.10
FWE 09/22/1995               $101.30           $103.30      $101.10
FWE 09/29/1995               $ 89.20           $102.30      $ 99.10
FWE 10/06/1995               $ 75.90           $ 99.20      $ 90.70
FWE 10/13/1995               $ 73.40           $ 99.80      $ 88.50
FWE 10/20/1995               $ 72.20           $101.90      $ 90.80
FWE 10/27/1995               $ 68.40           $100.50      $ 90.50
FWE 11/03/1995               $ 58.20           $104.50      $ 93.60
FWE 11/10/1995               $ 58.20           $104.30      $ 89.70
FWE 11/17/1995               $ 48.10           $102.50      $ 82.60
FWE 11/24/1995               $ 46.80           $101.00      $ 78.20
FWE 12/01/1995               $ 66.50           $103.50      $ 80.20
FWE 12/08/1995               $ 63.30           $104.20      $ 80.00
FWE 12/15/1995               $ 50.60           $101.00      $ 72.30
FWE 12/22/1995               $ 55.70           $102.60      $ 74.10
FWE 12/29/1995               $ 57.00           $103.20      $ 72.30
FWE 01/05/1996               $ 53.20           $101.30      $ 70.70
FWE 01/12/1996               $ 52.50           $ 98.80      $ 64.80
FWE 01/19/1996               $ 46.80           $ 99.90      $ 62.60
FWE 01/26/1996               $ 59.50           $102.10      $ 67.70
FWE 02/02/1996               $ 69.60           $105.10      $ 70.60
FWE 02/09/1996               $ 81.00           $107.30      $ 71.90
FWE 02/16/1996               $ 69.00           $106.90      $ 69.70
FWE 02/23/1996               $ 77.20           $109.60      $ 73.90
FWE 03/01/1996               $ 69.60           $106.50      $ 64.40
FWE 03/08/1996               $ 63.40           $104.30      $ 62.20
FWE 03/15/1996               $ 65.80           $107.80      $ 65.90
FWE 03/22/1996               $ 63.90           $108.10      $ 64.50
FWE 03/29/1996               $ 64.60           $108.00      $ 63.40
FWE 04/04/1996               $ 63.30           $109.60      $ 64.20
FWE 04/12/1996               $ 69.60           $107.90      $ 64.90
FWE 04/19/1996               $ 79.70           $111.60      $ 69.60
FWE 04/26/1996               $ 72.20           $116.40      $ 76.50
FWE 05/03/1996               $ 73.40           $116.10      $ 76.40
FWE 05/10/1996               $ 91.10           $117.90      $ 73.70
FWE 05/17/1996               $ 92.40           $121.80      $ 76.60
FWE 05/24/1996               $ 98.70           $122.30      $ 71.20
FWE 05/31/1996               $ 94.30           $121.90      $ 74.20
FWE 06/07/1996               $ 97.50           $120.60      $ 71.40
FWE 06/14/1996               $ 86.10           $119.60      $ 68.90
FWE 06/21/1996               $ 80.40           $115.20      $ 63.60
FWE 06/28/1996               $ 75.90           $116.20      $ 62.90

  The chart above assumes $100 was invested on August 25, 1995 in PMT's Common Stock, the Nasdaq Composite Index and the Philadelphia Semiconductor Index. Total returns for the Nasdaq Composite Index and the Philadelphia Semiconductor Index are weighted based on market capitalization.

- --------
* Total return assumes reinvestment of dividends.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act ("Section 16(a)"), requires PMT's directors and certain of its officers, and persons who own more than 10% of a registered class of PMT's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Insiders are required by Commission regulations to furnish PMT with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5s were required for those persons, PMT believes that its Insiders complied with all applicable Section 16 filing requirements for 1995, with the exception of (i)
G. Bradford Jones and Brian D. Jacobs, directors of PMT who each filed a Form 5 in February 1996 to reflect each person's receipt of a stock option grant in June 1995 prior to the Initial Public Offering and (ii) St. Paul, which filed a Form 5 in February 1996 to reflect its indirect acquisition of the same stock option grant attributed to Mr. Jacobs described above as a result of an agreement between Mr. Jacobs and St. Paul whereby ownership of the Common Stock underlying such stock option grant will be transferred to St. Paul upon exercise of such option by Mr. Jacobs.

MANAGEMENT OF ELECTROTECH

  The following table sets forth certain information concerning Electrotech's directors and executive officers:

        NAME                       AGE POSITION
        ----                       --- --------
   Christopher D. Dobson..........  60 Group Chairman
   Nigel Wheeler..................  46 Chief Executive Officer & Director
   Jeremy Linnert.................  52 Financial Controller & Company Secretary
   Dr. Derek John Beauchamp.......  47 Customer Support Director
   Nicolas Richard Carrington.....  33 Product Director
   Carl D. M. Brancher............  41 Strategic Operations Director
   Peter Whitfield................  46 Manufacturing Systems Director
   David William Hawkins..........  44 Manufacturing Director

  Mr. Dobson is a co-founder of Electrotech (and has been a director since Electrotech was formed in 1968). Mr. Dobson has been Chairman of Electrotech since 1971.

  Mr. Wheeler joined Electrotech in September 1980 as General Manager of ET Equipments Limited in South Wales, a division of Electrotech responsible for manufacture of its components and assemblies, and became Chief Executive Officer in July 1993. From July 1989 to July 1993 Mr. Wheeler served as General Operations Director of Electrotech.

  Mr. Linnert joined Electrotech in November 1988 as Management Accountant and became Financial Controller and Company Secretary in December 1992. From November 1988 to December 1992 Mr. Linnert served as assistant to the Financial Director of Electrotech.

  Dr. Beauchamp joined Electrotech in 1983 as a Project Manager in the Etch division and later moved to the Sputtering division as Factory Manager. In 1990 Dr. Beauchamp was appointed Customer Support Director responsible for all aspects of customer service.

  Mr. Carrington joined Electrotech in 1991 as Technical Marketing Manager and was appointed Product Director in September 1993, with responsibility for coordinating the development and marketing of Electrotech products. From May 1990 to February 1991 Mr. Carrington was Area Sales Manager for Northern Europe of Tegal Corporation.

  Mr. Brancher joined Electrotech in March 1981 as Management Accountant and became Strategic Operations Director in January 1995. Mr. Brancher became General Manager of Electrotech's US West Coast Sales Operations, called ETS, in 1982. In 1983 he returned to the UK to become Managing Director, first of the Metallisation division, and then of the Etch division. In 1987 Mr. Brancher became Managing Director of Electrotech Asia Ltd.'s operations in Japan and returned to the UK in August 1989 when he became Managing Director of Surface Technology Systems Limited, then an autonomous division of Electrotech.

  Mr. Whitfield joined Electrotech in 1986 as General Manager of ET Equipments Limited. In 1989 Mr. Whitfield was promoted to Manufacturing Systems Director.

  Mr. Hawkins joined Electrotech in 1981 as an Assistant Factory Manager. Mr. Hawkins became General Manager of Electrotech's Plasma CVD division in 1982 and was appointed Managing Director of the same division in 1984. Mr. Hawkins became Group Manufacturing Director in 1989.

                         PRINCIPAL SHAREHOLDERS OF PMT

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding beneficial ownership of Common Stock as of September 9, 1996 by (i) each person (or group or affiliated persons) who is known by PMT to own beneficially more than 5% of PMT's outstanding Common Stock, (ii) each of PMT's directors, (iii) PMT's Chief Executive Officer and each of the other Named Executive Officers and
(iv) PMT's directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons to the Company, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

NAME AND ADDRESS OF BENEFICIAL OWNER  SHARES BENEFICIALLY OWNED PERCENT OF CLASS(1)
- ------------------------------------  ------------------------- -------------------
St. Paul Venture Capital,                     1,073,558                12.3%
 Inc.(2).........................
 8500 Normandale Lake Boulevard,
 Suite 1940
 Bloomington, MN 55437
SBIC Partners, L.P.(3)...........               638,604                 7.3
 201 Main Street, Suite 2302
 Fort Worth, Texas 76102
Norwest Venture Capital                         603,898                 6.9
 Management, Inc.(4).............
 3000 Sand Hill Road, Building 3,
 Suite 5
 Menlo Park, CA 94025
Brentwood Associates(5)..........               564,796                 6.5
 11150 Santa Monica Boulevard,
 Suite 1200
 Los Angeles, CA 90025
Innocal L.P.(6)..................               534,484                 6.1
 600 Anton Boulevard, Suite 1270
 Costa Mesa, CA 92626
Gregor A. Campbell(7)............               374,277                 4.3
John A. Rollwagen(8).............               104,951                 1.2
James F. Marshall(9).............                43,332                   *
John W. LaValle..................                16,667                   *
Harvey J. Frye(10)...............                29,334                   *
Brian D. Jacobs(2)...............             1,073,558                12.3
G. Bradford Jones(5).............               564,796                 6.5
All current directors and
 executive officers as a group
 (13 persons)(11)................             2,246,012                25.1%

- --------
*Less than 1%.
(1) Percent ownership is based on the number of shares of Common Stock outstanding as of September 9, 1996, which number was 8,692,132 shares, plus any shares issuable pursuant to options or warrants held by the person or class in question which may be exercised within 60 days after September 9, 1996.
(2) Represents 1,027,448 shares held by St. Paul, and also includes 44,444 shares issuable under warrants held by St. Paul that are exercisable within 60 days of September 9, 1996. Also includes 1,666 shares issuable under stock options, held by Mr. Jacobs, exercisable within 60 days of September 9, 1996. Pursuant to an agreement between Mr. Jacobs and St. Paul, ownership of the shares underlying such stock option will be transferred to St. Paul upon exercise of such stock options by Mr. Jacobs. Mr. Jacobs, a director of PMT, is an executive vice president of St. Paul Venture Capital, which is itself a wholly-owned subsidiary of St. Paul. Mr. Jacobs disclaims beneficial ownership of the shares held by St. Paul, except to the extent of his pecuniary interest therein.

(3) Gregory J. Forrest, Nicholas B. Binkley and Jeffrey J. Brown are each executive officers and directors of Forrest Binkley & Brown Venture Co., which is the sole general partner of Forrest Binkley & Brown L.P., the managing general partner of SBIC Partners, L.P. Each of Messrs. Forrest, Binkley and Brown disclaims beneficial ownership of the shares held by SBIC Partners, L.P., except to the extent of his pecuniary interest therein.
(4) Represents 552,381 shares held by Norwest Equity Partners IV ("Norwest IV") and 51,517 shares held by Norwest Equity Partners V ("Norwest V"). Kevin G. Hall (a former director of PMT), Daniel J. Haggerty, John E. Lindahl, George J. Still, Jr., Promod Haque, Ernest C. Parizeau, Stephen
    R. Sefton, John L. Thomson and John P. Whaley are each general partners of both Itasca Partners, the general partner of Norwest IV ("Itasca"), and of Itasca Partners II, the general partner of Norwest V ("Itasca II"). Each of Robert F. Zicarelli and Leonard J. Brandt is also a general partner of Itasca. Each of the general partners of Itasca and of Itasca II disclaims beneficial ownership of the shares held by Norwest IV and Norwest V, except to the extent of his pecuniary interest therein.
(5) Represents 519,546 shares held by Brentwood V, L.P. ("Brentwood V") and 8,028 shares held by Mr. Jones. Also includes 35,555 shares issuable under warrants held by Brentwood V and 1,666 shares issuable under stock options, held by Mr. Jones, all of which are exercisable within 60 days of September 9, 1996. Mr. Jones, a director of PMT, David W. Chonette, Roger
    S. Davisson and John L. Walecka are each general partners of Brentwood V Ventures, L.P., the general partner of Brentwood V. Each of Messrs. Jones, Chonette, Davisson and Walecka disclaims beneficial ownership of the shares held by Brentwood V, except to the extent of his pecuniary interest therein.
(6) Represents 534,484 shares held by Innocal L.P. ("Innocal"). Russell J. Robelen (a former director of PMT), Gerald A. Lodge, Raun J. Rasmussen, H.D. Lambert and James E. Houlihan are each general partners of Innocal Associates, L.P., the general partner of Innocal. Each of Messrs. Robelen, Lodge, Rasmussen, Lambert and Houlihan disclaims beneficial ownership of the shares held by Innocal, except to the extent of his pecuniary interest therein.
(7) Includes 45,111 shares issuable under stock options exercisable within 60 days of September 9, 1996.
(8) Includes 33,999 shares issuable under stock options exercisable within 60 days of September 9, 1996.
(9) Represents shares issuable under stock options exercisable within 60 days of September 9, 1996.
(10) Represents shares issuable under stock options exercisable within 60 days of September 9, 1996.
(11) Includes an aggregate of 264,605 shares held by all current directors and executive officers that are subject to options and warrants that are exercisable within 60 days of September 9, 1996.

                     PROPOSAL NO. 2--ELECTION OF DIRECTORS

  PMT's Bylaws provide that the Board of Directors shall have six directors. A Board of six is therefore to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for PMT's six nominees. In the event that any nominee of PMT is unable or declines to accept nomination of election, the proxies will be voted for any nominee who shall be recommended by the present Board of Directors. Management has no present knowledge that any of the persons named will be unavailable or unwilling to serve. The terms of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

  The six nominees who receive the greatest number of votes cast for the election of those directorships shall become directors at the conclusion of the tabulation of votes. Upon the request of any person entitled to vote, each holder of Common Stock voting in the election of directors may cumulate such holder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such holder, or distribute such holder's votes on the same principle among as many candidates as the holder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless, pursuant to the Bylaws of the Company, the candidate's name has been placed in nomination prior to the voting.

  No arrangement or understanding exists between any of such six nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of PMT.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS.

  Information is set forth below concerning the incumbent directors, all of whom are also nominees for election as directors, and the year in which each incumbent director was first elected as a director of PMT. Each nominee has furnished the information as to his beneficial ownership of Common Stock as of September 9, 1996 and, if not employed by PMT, the nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for director and has agreed to serve as a director if elected.

            NAME             AGE                    POSITION
            ----             ---                    --------
Dr. Gregor A. Campbell......  36 Director, President and Chief Executive Officer
John A. Rollwagen(1)........  55 Director and Chairman of the Board
Brian D. Jacobs(1)..........  35 Director
G. Bradford Jones(2)........  41 Director
Charles Thompson(2).........  67 Director
Dr. Hiroyuki Mizuno.........  67 Director

- --------
(1) Member of Audit Committee
(2) Member of Compensation Committee

  Biographical information relating to Dr. Campbell and Mr. Rollwagen can be found under "Management--Management of PMT."

  Mr. Jacobs has served as a director of PMT since March 1993. Mr. Jacobs is currently an executive vice president of St. Paul Venture Capital, which he joined in June 1992. From June 1989 to June 1992, Mr. Jacobs was a senior associate with the Security Pacific Venture Capital Group. Mr. Jacobs also serves as a director of Cardiometrics, Inc. and several private corporations.

  Mr. Jones has served as a director of PMT since August 1990. Mr. Jones is currently a general partner in the firm of Brentwood Associates, which he joined in 1981. Mr. Jones also serves as a director of Interpore
International, ISOCOR, Onyx Acceptance Corporation and several privately-held companies.

  Mr. Thompson was elected as a director of PMT in April 1996. Mr. Thompson retired February 1, 1996 as Senior Vice President and Director of Worldwide Marketing at Motorola Semiconductor, a position that he held for 20 years. Mr. Thompson joined Motorola in 1969. Prior to 1969, Mr. Thompson worked for 18 years at General Electric Company in a variety of computer-related executive positions.

  Dr. Mizuno was elected as a director of PMT in April 1996. Dr. Mizuno is retired, having served as Distinguished Technology Advisor at Matsushita Electric Industrial Co., Ltd. ("Matsushita") in Osaka, Japan from June 1994 to June 1996. Dr. Mizuno joined the Matsushita group of companies in 1952 and has served Matsushita and its related companies in a number of senior management positions. Until June of 1994, Dr. Mizuno served as Executive Vice President and as a Senior Member of the Board of Directors of Matsushita. Dr. Mizuno also served as Director of the New Media Development Association in Japan from April 1991 to March 1993 and as Chairman of the Institute of Television Engineers of Japan from June 1982 to May 1993.

  Mr. Jacobs was elected as a director of PMT in accordance with an agreement, among certain holders of PMT's Common Stock, to vote their shares for the election of one person nominated by each of Norwest Equity Partners V, St. Paul Fire and Marine Insurance Company and Innocal L.P. This voting agreement terminated in June 1995.

EXPANSION OF THE BOARD UPON CLOSING OF THE ACQUISITION

  It is a condition to the closing of the Acquisition that Christopher D. Dobson and Nigel Wheeler shall each have been elected as members of the Board of Directors of PMT (and additionally shall have been elected as the Vice Chairman of the Board and the President and Chief Operating Officer, respectively, of PMT). See "Proposal No. 1--The Acquisition--Terms of the Acquisition and Related Transactions--Conditions to the Acquisition." Accordingly, if the Acquisition is approved by the shareholders of PMT and is consummated, immediately prior to the closing of the Acquisition the Board of Directors of PMT intends to (1) adopt an amendment to the Bylaws of PMT increasing the size of PMT's Board of Directors from six to eight directors and (2) elect Messrs. Dobson and Wheeler as directors of PMT, to serve in such capacity until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  During the past five years, Mr. Dobson, age 60, has been the Group Chairman of Electrotech, and Mr. Wheeler, age 46, has served as Director and Chief Executive Officer of Electrotech.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee, which was established in 1990, reviews the results and scope of the audit and other services provided by PMT's independent auditors, reviews and evaluates PMT's internal control functions, and monitors transactions between PMT and its employees, officers and directors. The Compensation Committee administers PMT's stock option and 401(k) plans and designates compensation levels for officers and directors of PMT.

MEETINGS OF THE BOARD OF DIRECTORS AND DIRECTOR COMPENSATION

  During 1995 the Board of Directors held seven meetings and took various actions by unanimous written consent. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board of Directors during 1995 and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during that period.

  Each director is elected to hold office until the next annual meeting of shareholders and until his respective successor is elected and qualified. Except for Mr. Rollwagen, the Chairman of the Board, directors do not receive salaries for services on the Board of Directors or on any Committees of the Board of Directors. All outside directors may be reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

  In June 1995 Mr. Rollwagen agreed to increase his duties as the Chairman of the Board of PMT to a half-time basis. In consideration therefor, PMT agreed to pay Mr. Rollwagen an annual salary of $144,000, with an additional bonus payable in the future at the Board's discretion, to pay Mr. Rollwagen's one-time expenses of $15,000, and to pay Mr. Rollwagen's yearly expenses in an amount up to $111,600 per year. In addition, in June 1995, the Compensation Committee approved the grant to Mr. Rollwagen of options to purchase 73,333 shares of Common Stock at an exercise price of $6.30 per share. Mr. Rollwagen's options vest in equal annual increments over a five-year period following the grant date, except that the Board of Directors had the discretion to accelerate the vesting of 6,667 of such options based upon the future performance of PMT. In January 1996, the Board of Directors voted to accelerate the vesting of such 6,667 options in accordance with the terms of the grant.

  In addition, in June 1995 the Compensation Committee approved the grant to each of Messrs. Jacobs and Jones of an option to purchase 8,333 shares of PMT's Common Stock at an exercise price of $6.30 per share, which options vests in equal annual increments over a five-year period following their date of grant, June 2, 1995, subject to such individuals' continued service as directors of PMT.

  In April 1996 the Board of Directors adopted a policy authorizing the grant of options to purchase 12,500 shares of Common Stock to each director upon his or her initial election to the Board of Directors. Such policy further authorizes the grant of options to purchase 2,500 shares of Common Stock to each director upon his or her reelection to such position at each subsequent Annual Meeting of Shareholders. In April 1996 the Compensation Committee, pursuant to such policy, granted options to purchase 12,500 shares of Common Stock at an exercise price of $14.75 per share to each of Messrs. Thompson and Mizuno upon their initial election to the Board of Directors. PMT intends to grant to each incumbent director an option to purchase 2,500 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock at the date of grant, if and when such director is reelected at any Annual Meeting.

           PROPOSAL NO. 3--AMENDMENT OF PMT'S 1991 STOCK OPTION PLAN

  At the Annual Meeting, the shareholders will be asked to approve an amendment (the "Amendment") to the Company's 1991 Stock Option Plan (the "Option Plan"). On April 24, 1996, the Board adopted an amendment, subject to shareholder approval as described herein, increasing the number of shares of Common Stock available for issuance upon the exercise of options granted under the Option Plan from 900,000 to 1,300,000. Following the execution of the Share Purchase Agreement, the Board adopted a further amendment to the Option Plan to increase the number of shares of Common Stock available for issuance upon the exercise of options thereunder to 2,400,000, subject to the closing of the Acquisition. The Board adopted this further increase in light of (1) the condition to the Acquisition, as set forth in the Share Purchase Agreement, that on or prior to the closing of the Acquisition PMT shall have granted under the Option Plan, to certain employees of Electrotech, options to purchase an aggregate of approximately 800,000 shares of Common Stock and (2) the substantially increased number of employees of the Company following the Acquisition and the continuing need for additional available options to grant to employees from time to time.

  These amendments to the Option Plan are referred to herein collectively as the "Amendment," and therefore constitute a proposal to increase the number of shares issuable upon the exercise of options under the Option Plan to a minimum of 1,300,000 shares and, conditioned and effective only upon the closing of the Acquisition, to 2,400,000 shares. The Option Plan and information regarding options granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the Option Plan as currently in effect which is attached as Annex C to this Proxy Statement. The full text of the proposed Amendment is attached as Annex D to this Proxy Statement.

  The purpose of the Amendment is to increase the number of shares of Common Stock available for option grants which can serve as an incentive and to encourage stock ownership by officers, directors, employees, consultants and advisors of the Company or any of its subsidiaries. As of April 24, 1996, no further shares of Common Stock were available for grants under the Option Plan. On April 24 and July 11, 1996, options to purchase an aggregate of 77,718 shares of Common Stock were granted, subject to shareholder approval of the Amendment. These option grants will not become effective unless the Amendment is approved by the shareholders. The Board believes that increasing the number of stock options available for grant under the Option Plan to 1,300,000 is advisable because such awards promote interest in the welfare of the Company by allowing such persons to share in the success of the Company and encouraging them to remain in the service of the Company. It also gives the Company a means to attract qualified new employees. The further increase in the number of stock options available for grant under the Option Plan to 2,400,000 upon the Acquisition is necessary in order to permit the grant of options covering an aggregate of approximately 800,000 shares to employees of Electrotech on or immediately prior to the Closing (which grant is a condition to the obligations of the Electrotech Shareholders under the Share Purchase Agreement) and to provide additional options for further incentives to employees of the combined company following the Acquisition.

SUMMARY OF THE OPTION PLAN

  The Option Plan provides for the granting of options ("Options") to purchase shares of Common Stock to key employees, directors, consultants and advisors of the Company or any of its Subsidiaries, to be selected as set forth below. A person who holds an Option is referred to therein as a "Participant." For purposes of the

Option Plan, the term "Subsidiary" means any corporation, of which 50% or more of the voting stock is owned by the Company or by a Subsidiary (as so defined) of the Company. It is intended that the Options under the Option Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and be designated "Incentive Stock Options," or not qualify for such treatment and be designated "Nonqualified Stock Options."

  The purpose of the Option Plan is to further the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to eligible Participants by assisting them in acquiring shares of Common Stock and benefitting directly from the Company's growth, development and financial success.

  Eligibility. Employees, directors, consultants and advisers of the Company or a Subsidiary are eligible to receive grants of Options under the Option Plan. More than one Option may be granted to any one Participant. Only employees of the Company or a Subsidiary may be granted Incentive Stock Options, and no Incentive Stock Option may be granted to any person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary unless (a) the Option Price (as defined below) is at least 110% of the fair market value of the Common Stock on the date of grant, and (b) the termination date of such Option is not later than five years after the date such Option is granted.

  The aggregate fair market value (determined as of the time an Option is granted) of the Common Stock for which any Participant may be granted Incentive Stock Options, first exercisable in any calendar year under the Option Plan, may not exceed $100,000.

  Administration. The Option Plan is administered by the full Board of Directors of the Company or a committee thereof, and is presently administered by the Compensation Committee of the Board (the "Committee").

  The Committee is authorized to administer the Option Plan and (a) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each such Participant, to specify the Option Price and the terms of Options, and in general to grant Options; (b) to determine, subject to eligibility requirements, whether Options will be Incentive Stock Options or Nonqualified Stock Options; (c) to determine the dates upon which Options are granted and to provide for the terms and conditions of the Options in a manner consistent with the Option Plan, which terms and conditions need not be identical as to the various Options granted;
(d) to interpret the Option Plan; (e) to prescribe, amend and rescind rules relating to the Option Plan; and (f) to determine the rights and obligations of Participants under the Option Plan.

  Shares Subject to the Option Plan. The number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Option Plan is presently 900,000 shares. Pursuant to the Amendment, this number would be increased to either 1,300,000 (if the Acquisition is never consummated) or 2,400,000 (effective and conditioned upon the closing of the Acquisition). The authorized number will be adjusted to reflect all stock splits, stock dividends or similar capital changes. Upon the expiration or termination of an outstanding Option which has not been exercised in full, any unissued shares of Common Stock, will become available for the granting of additional Options under the Option Plan. The maximum number of shares that may be issued to any Participant is 500,000.

  Option Price. The purchase price per share (the "Option Price") of the shares of Common Stock underlying each Option is determined by the Committee with respect to each specific Option, but may not be less than the fair market value of such shares on the date of grant. Should the Company acquire another entity, the Committee may authorize the issuance of Options to the individuals performing services for the acquired entity in substitution of stock options previously granted them in connection with their performance of services for such entity upon the conditions the Committee shall determine. This will not be necessary in connection with the Acquisition, as no employees of Electrotech hold any Electrotech stock options.

  Exercise of Options. Subject to all other provisions of the Option Plan, each Option is exercisable for the full number of shares of Common Stock subject thereto, in five equal cumulative annual installments, commencing one year after the date of grant (provided the Participant is employed by the Company at the time of vesting), or in such other installments and intervals as the Committee may specifically determine in granting such Option. However, each Option must provide that it shall become fully exercisable in not more than five years after the date of grant. Each Option must terminate and expire, and no longer be subject to exercise, ten years after the date of grant, or at such earlier date as the Committee may otherwise determine. The Option may be exercised by the Participant by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price.

  Option. Each Option granted under the Option Plan is evidenced by a written stock option executed by the Company and delivered to the Participant.

  Non-transferability. No Option is assignable or transferable except by will or by the laws of descent and distribution. During the Participant's lifetime, any Option granted to him or her shall be exercisable only by him or her. After the Participant's death, his Option may be exercised, prior to its termination as provided by Section 13(b), only by his or her legal representative, his or her legatee or another person who acquired the right to exercise the Option by reason of the death of the Participant.

  Recapitalization, Reorganization, Merger or Consolidation. If the number of outstanding shares of Common Stock of the Company changes or such shares are exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment will be made (a) in the aggregate number of shares of Common Stock which may be issued pursuant to the exercise of Options under the Option Plan, and (b) in the number, price and kind of shares subject to any outstanding Option granted under the Option Plan.

  Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation in which the Company does not survive, the Option Plan and each outstanding Option will terminate; provided, that each Optionee to whom no substitute option has been tendered by the surviving corporation will have the right to exercise in whole or in part any unexpired Option issued to him or her, without regard to the installment provisions thereof.

  Rights as a Shareholder. A Participant holding an Option has no rights as a shareholder with respect to any shares covered by his or her Option, until the date the stock certificate is issued for such shares. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except in connection with certain recapitalizations, reorganizations, mergers or consolidations.

  Termination of Options. Each Option granted under the Option Plan sets forth a termination date, which must not be later than ten years from the date such Option is granted. Except where earlier termination is required by the terms of the Option, all Options terminate and expire upon the first to occur of the following events:

    (a) the expiration of 30 days from the date of such Participant's termination of employment, but if the Participant is disabled at the time of his or her termination of employment, the expiration is one year from the date of the Participant's termination of employment;

    (b) the expiration of 180 days from the date of the death of the Participant if his or her death occurs while he or she is employed by the Company or any of its Subsidiaries; or

    (c) the termination of the Option in connection with certain recapitalizations, reorganizations, mergers or consolidations.

  The termination of employment of a Participant will not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised, and the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

  Withholding of Taxes. The Company will deduct and withhold from the wages, salary, bonus and other income paid by the Company to the Participant the requisite tax upon the amount of taxable income, recognized by the Participant in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Participant upon exercise of the Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax will be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company by the Participant of the required withholding tax, as determined by the Committee.

  Termination of Option Plan. The Option Plan will terminate when all Options granted have been fully exercised and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been purchased or expired but in any event not later than January 2001. However, the Board may, at its discretion, terminate the Option Plan at any time. No such termination, other than as provided for with respect to certain recapitalizations, reorganizations, mergers or consolidations, will in any way affect any Option then outstanding.

  Amendment of Option Plan and Options. The Board of Directors may amend or modify the Option Plan and outstanding Options at any time, provided that no such amendment or modification may adversely affect the rights and obligations of the Participants with respect to their outstanding Options without their consent. Generally, no amendment of the Option Plan may, without the approval of the Company's shareholders, (a) modify the class of individuals eligible to receive Incentive Stock Options, or (b) increase the number of shares available for issuance, except in the event of certain changes to the Company's capital structure.

FEDERAL INCOME TAX CONSEQUENCES

  Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences with respect to options granted under the Option Plan are as described below. This discussion does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction.

  Incentive Stock Options. No taxable income will be recognized by a Participant upon the grant of any Incentive Stock Option. Subject to the following sentence, no taxable income will be recognized by a Participant upon the exercise of any Incentive Stock Option so long as the Participant is an employee of the Company from date of grant until 3 months before the date of exercise. However, the amount by which the fair market value of Common Stock purchased upon exercise of an Incentive Stock Option exceeds the Aggregate Option Price of such stock constitutes an item of adjustment that could then be subject to the alternative minimum tax in the year the option is exercised. Additionally, the Company will not be entitled to any income tax deduction as the result of the grant or exercise of an Incentive Stock Option.

  Any gain or loss resulting from the subsequent sale of Common Stock acquired upon exercise of an Incentive Stock Option will be long term capital gain or loss if such sale is made after two years from the grant of the option and after one year from the exercise, so long as the Participant is an employee of the Company from the date of grant until three months before the date of exercise. In the event of the Participant's death or disability prior to exercise of an Incentive Stock Option, special rules apply in determining whether gain or loss upon sale of the stock acquired upon exercise of such option will be taxable as long term capital gain or loss.

  If the subsequent sale of stock is made prior to the expiration of such two-year and one-year periods, the Participant will recognize ordinary income in the year of sale in an amount equal to the difference between the aggregate Option Price (the "Aggregate Option Price") of the Common Stock and the fair market value of the Common Stock on the date of exercise, although special rules apply if such sale is a transaction in which a loss (if sustained) would have been recognized by the Participant.

  If the sale of Common Stock received upon exercise of an option qualifies for long term capital gain treatment, any gain from such a sale would be taxed at the current maximum federal income tax rate of 28%; ordinary income is currently taxed at a maximum federal income tax rate of 39.6%.

  Nonqualified Stock Options. At the time of the grant of a Nonqualified Stock Option, no taxable income will be recognized by the Participant and the Company will not be entitled to a deduction. Upon the exercise of a Nonqualified Stock Option, the Participant generally will recognize taxable income, and the Company will then be entitled to a deduction, in the amount by which the then fair market value of the shares of Common Stock issued to such Participant exceeds the Aggregate Option Price. Income recognized by the Participant upon exercise of a Nonqualified Stock Option will be taxed as ordinary income. Such income constitutes "wages" with respect to which the Company is required to deduct and withhold federal and state income tax.

  Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Nonqualified Stock Option, the Participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of such shares at the time of exercise. If such shares have been held for more than one year at the time of such disposition the capital gain or loss will be long term.

  Acceleration of Stock Options Upon Transfer of Control. Pursuant to the Option Plan, the exercisability of Nonqualified Stock Options and Incentive Stock Options may be accelerated. Such acceleration will likely be determined to be, in whole or in part, a "parachute payment" for federal income tax purposes if it arises from any events connected with a change of control of the Company. If the present value of all of the Participant's parachute payments exceeds three times the Participant's average annual compensation for the past five years, the Participant will be subject to a special excise tax of 20% on the "excess parachute payment." Such tax will be applied to the amount of such parachute payment which is in excess of the greater of such average annual compensation of the Participant or an amount which the Participant establishes as reasonable compensation. In addition, the Company will not be allowed a deduction for such "excess parachute payment."

  The foregoing summary of the effects of federal income taxation upon Participants and the Company with respect to shares of Common Stock issued under the Option Plan does not purport to be complete and reference is made to the applicable provisions of the Code.

  Information as to Option Plan Grants. The following table shows, as to each of the Named Executive Officers and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Option Plan through September 9, 1996, together with the weighted average exercise price payable per share.

                                                                    WEIGHTED
                                                     NUMBER OF      AVERAGE
                        NAME                       OPTION SHARES EXERCISE PRICE
                        ----                       ------------- --------------
   Dr. Gregor A. Campbell.........................    114,667        $6.70
    President, Chief Executive Officer and
    Director
   John A. Rollwagen..............................     96,666         5.03
    Chairman of the Board and Director
   James F. Marshall..............................    108,666         2.94
    Executive Vice President and Chief Operating
    Officer
   John W. LaValle................................     63,667         3.56
    Vice President, Chief Financial Officer and
    Secretary
   Harvey J. Frye.................................     82,000         3.07
    Vice President, Sales and Marketing
   All current executive officers as a group
    (8 persons)...................................    558,000(1)      4.79
   Brian D. Jacobs................................      8,333         6.30
    Director
   G. Bradford Jones..............................      8,333         6.30
    Director

                                                                     WEIGHTED
                                                      NUMBER OF      AVERAGE
                        NAME                        OPTION SHARES EXERCISE PRICE
                        ----                        ------------- --------------
   Charles Thompson...............................      12,500(2)     14.75
    Director
   Dr. Hiroyuki Mizuno............................      12,500(2)     14.75
    Director
   All non-employee directors as a group                41,666(3)     11.37
    (4 persons)...................................
   All employees, excluding executive officers but     378,052(4)      7.63
    including all other officers, as a group......

  --------
  (1) Includes a grant, covering 20,000 shares, which is subject to shareholder approval of the Amendment.
  (2)These grants are subject to shareholder approval of the Amendment.
  (3) Includes grants covering an aggregate of 25,000 shares, which are subject to shareholder approval of the Amendment.
  (4) Includes grants, covering an aggregate of 32,718 shares, which are subject to shareholder approval of the Amendment.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

  Each holder of shares of Common Stock outstanding on the Record Date is entitled to one vote per share on the proposal to approve the amendment to the Option Plan to increase the number of shares that may be issued pursuant to the Option Plan. Approval of such action requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.

  FOR ALL OF THE FOREGOING REASONS, THE BOARD BELIEVES THAT THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL THEREOF.

              PROPOSAL NO. 4--RATIFICATION OF THE APPOINTMENT OF
                     ERNST & YOUNG AS INDEPENDENT AUDITORS

  The Audit Committee of the Board has selected Ernst & Young as independent public accountants to audit the consolidated financial statements of PMT and any subsidiaries thereof for the year ending December 31, 1996. A member of that firm is expected to be present at the Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If the shareholders do not ratify the selection of Ernst & Young, if it should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint independent public accountants for fiscal 1996. Proxies solicited by the Board will be voted in favor of ratification unless shareholders specify otherwise.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS PMT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 1996.

                                OTHER BUSINESS

  PMT is not aware of any other business to be presented at the Annual Meeting. All shares represented by PMT proxies will be voted in favor of the proposals of PMT described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, PMT proxy holders will vote thereon according to their best judgment.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Any shareholder who wishes to present a proposal for action at the annual meeting of shareholders to be held in 1997 and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify PMT no later than May 20, 1997 in such form as required under the rules and regulations promulgated by the Commission.

                                ANNUAL REPORTS

  A copy of PMT's Annual Report to Shareholders (which includes PMT's Annual Report on Form 10-K) is being mailed to each shareholder of record together with this Proxy Statement. PMT has also filed with the Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 1995. This Report contains information concerning PMT and its operations. A COPY OF THIS REPORT WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO John W. LaValle, Chief Financial Officer, Vice President and Secretary at 9255 Deering Avenue, Chatsworth, California 91311. Such reports are not a part of PMT's soliciting material.

                                          By Order of the Board of Directors

                                          /s/ John W. LaValle

                                          John W. LaValle,
                                          Chief Financial Officer,
                                          Vice President and Secretary

Chatsworth, California
September 11, 1996

                         INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
PMT
Report of Independent Auditors............................................   F-2
Consolidated Balance Sheets--December 31, 1994 and 1995 and June 30, 1996
 (unaudited)..............................................................   F-3
Consolidated Statements of Operations--Year ended February 28, 1994, Ten months ended December 31, 1994, Year ended December 31, 1995, and Six
 months ended June 30, 1995 and 1996 (unaudited)..........................   F-5
Consolidated Statements of Shareholders' Equity (Deficit)--Year ended
 February 28, 1994, Ten months ended December 31, 1994, Year ended
 December 31, 1995, and Six months ended June 30, 1996 (unaudited) .......   F-6
Consolidated Statements of Cash Flows--Year ended February 28, 1994, Ten months ended December 31, 1994, Year ended December 31, 1995, and Six
 months ended June 30, 1995 and 1996 (unaudited) .........................   F-7
Notes to Consolidated Financial Statements................................   F-8
ELECTROTECH
Report of Independent Auditors............................................  F-18
Combined Profit and Loss Accounts--Years ended June 30, 1996, 1995 and
 1994.....................................................................  F-19
Combined Statements of Total Recognized Gains and Losses--Years ended June
 30, 1996, 1995 and 1994..................................................  F-20
Combined Balance Sheets--June 30, 1996 and 1995...........................  F-21
Combined Cash Flow Statements--Years ended June 30, 1996, 1995 and 1994...  F-22
Notes to the Combined Financial Statements................................  F-23

                        REPORT OF INDEPENDENT AUDITORS

Board of Directors
Plasma & Materials Technologies, Inc.

  We have audited the accompanying consolidated balance sheets of Plasma & Materials Technologies, Inc. and subsidiary as of December 31, 1995 and 1994, and the related consolidated statements of operations, shareholders' equity (deficit), and cash flows for the year ended December 31, 1995, the ten month period ended December 31, 1994 and the year ended February 28, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Plasma & Materials Technologies, Inc. at December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for the year ended December 31, 1995, the ten month period ended December 31, 1994 and the year ended February 28, 1994, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Woodland Hills, California
January 30, 1996

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                    DECEMBER 31,
                                               -----------------------  JUNE 30,
                                                  1994        1995        1996
                                               ----------- ----------- -----------
                                                                       (UNAUDITED)
Assets
 Current assets:
  Cash and cash equivalents................... $ 3,563,753 $24,770,363 $ 8,474,627
  Short-term investments......................         --   13,992,109  15,098,658
  Accounts receivable, less allowance of $0 at
   December 31, 1995 and $33,522 at December
   31, 1994...................................   1,088,612   8,423,272  16,591,556
 Inventories..................................   5,629,477   5,453,835  12,884,976
 Demonstration inventory......................   1,756,125   1,367,233   3,077,658
 Prepaid expenses.............................     189,614     223,970     586,453
 Advances to employees/officer/shareholder....      55,145         --          --
                                               ----------- ----------- -----------
    Total current assets......................  12,282,726  54,230,782  56,713,928
 Property, equipment and leasehold improve-
  ments:
  Machinery and equipment.....................   3,945,026   5,178,478   9,542,742
  Furniture and fixtures......................     834,771   1,171,833   1,384,252
  Leasehold improvements......................   1,326,624   1,383,191   1,624,741
                                               ----------- ----------- -----------
                                                 6,106,421   7,733,502  12,551,735
  Less accumulated depreciation and amortiza-
   tion.......................................   1,914,778   3,157,459   3,911,617
                                               ----------- ----------- -----------
                                                 4,191,643   4,576,043   8,640,118
 Other assets.................................     156,555     486,182   1,626,498
                                               ----------- ----------- -----------
 Total assets................................. $16,630,924 $59,293,007 $66,980,544
                                               =========== =========== ===========


        See accompanying notes to the consolidated financial statements.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

                                              DECEMBER 31,
                                         ------------------------   JUNE 30,
                                            1994         1995         1996
                                         -----------  -----------  -----------
                                                                   (UNAUDITED)
Liabilities and shareholders' equity
 (deficit)..............................
Current liabilities:
  Revolving line of credit.............. $ 2,000,000  $       --   $       --
  Accounts payable......................   3,096,955    3,724,984    7,751,801
  Warranty expense......................     129,934      449,295      694,033
  Accrued expenses......................     239,126      298,721    1,136,405
  Accrued salaries and related
   liabilities..........................     148,064      228,998      305,667
  Current portion of capital lease
   obligations..........................     497,737      491,561      509,877
                                         -----------  -----------  -----------
   Total current liabilities............   6,111,816    5,193,559   10,397,783
Capital lease obligations, less current
 portion................................     733,086      686,230      434,090
Redeemable convertible preferred stock
 (Series C, D, E and F) Issued and
 outstanding--8,889,048 shares at
 December 31, 1994......................  14,205,000          --           --
Commitments and Contingencies
Shareholders' equity (deficit):
 Preferred Stock undesignated
  Authorized shares--20,000,000
  Issued and outstanding--None
 Convertible preferred stock (Series A
  and B), no par value, aggregate
  liquidation preference of $3,062,988
  at December 31, 1994
  Authorized shares--none at December
   31, 1995 and 2,900,000 at December
   31, 1994
  Issued and outstanding--2,823,837 at
   December 31, 1994....................   3,035,903          --           --
 Common Stock, no par value:
  Authorized shares--16,666,666
  Issued and outstanding--8,659,843 at
   December 31, 1995 and 938,590 at
   December 31, 1994....................     179,259   60,975,483   61,089,597
  Accumulated deficit...................  (7,634,140)  (7,562,265)  (4,940,926)
                                         -----------  -----------  -----------
Total shareholders' equity..............  (4,418,978)  53,413,218   56,148,671
                                         -----------  -----------  -----------
Total liabilities and shareholders'
 equity................................. $16,630,924  $59,293,007  $66,980,544
                                         ===========  ===========  ===========

        See accompanying notes to the consolidated financial statements.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                         TEN MONTHS
                           YEAR ENDED      ENDED       YEAR ENDED   SIX MONTHS ENDED JUNE 30,
                          FEBRUARY 28,  DECEMBER 31,  DECEMBER 31,  --------------------------
                              1994          1994          1995          1995          1996
                          ------------  ------------  ------------  ------------  ------------
                                                                           (UNAUDITED)
Revenues:
  Product sales.........  $ 6,243,900   $ 8,004,646   $20,889,713   $  7,091,896  $ 17,946,259
  License revenue.......    1,900,000       700,000       400,000        400,000           --
  Contract revenue......          --            --            --             --        848,678
                          -----------   -----------   -----------   ------------  ------------
                            8,143,900     8,704,646    21,289,713      7,491,896    18,794,937
Costs and expenses:
  Costs of goods sold...    4,258,783     5,403,614    11,143,716      3,746,756     9,127,436
  Research and
   development..........    2,812,163     3,583,371     4,566,853      2,043,235     3,559,796
  Selling, general and
   administrative.......    2,224,116     3,382,246     5,943,702      2,736,093     4,266,702
                          -----------   -----------   -----------   ------------  ------------
                            9,295,062    12,369,231    21,654,271      8,526,084    16,953,934
                          -----------   -----------   -----------   ------------  ------------
                           (1,151,162)   (3,664,585)     (364,558)    (1,034,188)    1,841,003
Interest:
  Interest expense......     (226,671)     (146,343)     (293,603)      (176,711)      (91,176)
  Interest income.......       32,053       125,630       776,846         28,793       883,994
                          -----------   -----------   -----------   ------------  ------------
Income (loss) before
 income tax provision...   (1,345,780)   (3,685,298)      118,685     (1,182,106)    2,633,821
Income tax provision....       50,800        54,400           800            --         12,482
                          -----------   -----------   -----------   ------------  ------------
Net income (loss).......  $(1,396,580)  $(3,739,698)  $   117,885   $ (1,182,106) $  2,621,339
                          ===========   ===========   ===========   ============  ============
Net income (loss) per
 share..................                $     (0.75)  $      0.02   $      (0.24) $       0.29
                                        ===========   ===========   ============  ============
Number of shares used in
 per share computation..                  5,013,127     6,593,311      5,023,435     9,131,432
                                        ===========   ===========   ============  ============


        See accompanying notes to the consolidated financial statements.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                           CONVERTIBLE PREFERRED
                          STOCK (SERIES A AND B)        COMMON STOCK
                          ------------------------  ----------------------  ACCUMULATED
                            SHARES       AMOUNT      SHARES      AMOUNT       DEFICIT       TOTAL
                          -----------  -----------  ---------  -----------  -----------  -----------
Balance at March 1,
 1993...................    2,813,837  $ 3,032,403    947,223  $   186,823  $(2,399,207) $   820,019
  Exercise of options...          --           --         100          106          --           106
  Sale of (Series A)
   Convertible Preferred
   Stock................       10,000        3,500        --           --           --         3,500
  Issue costs of (Series
   C and D)
  Redeemable Convertible
   Preferred Stock......          --           --         --           --       (48,261)     (48,261)
  Repurchase of Common
   Stock................          --           --     (23,333)     (24,500)         --       (24,500)
  Net loss..............          --           --         --           --    (1,396,580)  (1,396,580)
                          -----------  -----------  ---------  -----------  -----------  -----------
Balance at February 28,
 1994...................    2,823,837    3,035,903    923,990      162,429   (3,844,048)    (645,716)
  Exercise of options...          --           --      14,600       15,330          --        15,330
  Sale of Common Stock
   warrants.............          --           --         --         1,500          --         1,500
  Issue costs of (Series
   E) Redeemable
   Convertible Preferred
   Stock................          --           --         --           --       (50,394)     (50,394)
  Net loss..............          --           --         --           --    (3,739,698)  (3,739,698)
                          -----------  -----------  ---------  -----------  -----------  -----------
Balance at December 31,
 1994...................    2,823,837    3,035,903    938,590      179,259   (7,634,140)  (4,418,978)
  Exercise of options...          --           --      48,460       50,883          --        50,883
  Issue costs of (Series
   F) Redeemable
   Convertible Preferred
   Stock................          --           --         --           --       (46,010)     (46,010)
  Conversion of warrants
   to Common Stock......          --           --      64,553          --           --           --
  Common Stock issued
   during the Initial
   Public Offering......          --           --   3,162,500   40,093,235          --    40,093,235
  Conversion of
   convertible preferred
   stock (Series A and
   B) to Common Stock...   (2,823,837)  (3,035,903)   941,279    3,035,903          --           --
  Conversion of
   redeemable
   convertible preferred
   stock (Series C, D, E
   and F) to Common
   Stock................          --           --   3,504,461   17,616,203          --    17,616,203
  Net income............          --           --         --           --       117,885      117,885
                          -----------  -----------  ---------  -----------  -----------  -----------
Balance at December 31,
 1995...................          --           --   8,659,843   60,975,483   (7,562,265)  53,413,218
  Exercise of options
   (unaudited)..........          --           --      29,423       89,272          --        89,272
  Other (unaudited).....          --           --         --        24,842          --        24,842
  Net income
   (unaudited)..........          --           --         --           --     2,621,339    2,621,339
                          -----------  -----------  ---------  -----------  -----------  -----------
Balance at June 30, 1996
 (unaudited)............          --   $       --   8,689,266  $61,089,597  $ 4,940,926  $56,148,671
                          ===========  ===========  =========  ===========  ===========  ===========


        See accompanying notes to the consolidated financial statements.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 TEN MONTHS
                                   YEAR ENDED      ENDED       YEAR ENDED   SIX MONTHS ENDED JUNE 30,
                                  FEBRUARY 28,  DECEMBER 31,  DECEMBER 31,  ---------------------------
                                      1994          1994          1995          1995          1996
                                  ------------  ------------  ------------  ------------  -------------
                                                                                   (UNAUDITED)
OPERATING ACTIVITIES
Net income (loss)...............  $(1,396,580)  $(3,739,698)  $    117,885  $ (1,182,106) $   2,621,339
Adjustments to reconcile net
 income (loss) to net cash used
 in operating activities:
 Depreciation and amortization..      530,612       773,617      1,242,681       599,553        754,158
 Provision for loss on accounts
  receivable....................       10,000           --             --          3,522            --
 Advances to
  employees/officer/shareholder.      (66,652)       23,624         55,145        54,750            --
 Changes in operating assets and
  liabilities:
  Accounts receivable...........     (197,388)      231,089     (7,334,660)   (2,779,783)    (8,168,284)
  Inventories...................   (2,010,440)   (3,978,006)       564,534       811,897     (9,141,566)
  Prepaid expenses and other
   assets.......................       (9,535)     (154,898)       (34,356)      (24,428)      (362,483)
  Accounts payable and other
   accrued expenses.............      933,836     1,003,799      1,087,919      (579,888)     5,204,226
  Deferred revenue..............    1,025,000    (1,025,000)           --            --             --
                                  -----------   -----------   ------------  ------------  -------------
Net cash used in operating
 activities.....................   (1,181,147)   (6,865,473)    (4,300,852)   (3,096,483)    (9,092,610)
INVESTING ACTIVITIES
Purchases of property, equipment
 and leasehold improvements.....     (873,076)   (1,644,143)    (1,099,100)     (435,668)    (4,818,233)
Proceeds from sales of short-
 term investments...............          --            --       3,000,000           --      12,450,129
Purchase of short-term
 investments....................          --            --     (16,992,109)          --     (13,556,678)
Other assets....................      (87,924)       17,749       (329,627)       (5,517)    (1,115,477)
                                  -----------   -----------   ------------  ------------  -------------
Net cash used in investing
 activities.....................     (961,000)   (1,626,394)   (15,420,836)     (441,185)    (7,040,259)
FINANCING ACTIVITIES
Borrowings under revolving line
 of credit......................    1,000,000     2,000,000      1,810,708     1,310,707            --
Repayment of revolving line of
 credit.........................   (1,000,000)          --      (3,810,708)   (2,000,000)           --
Proceeds from notes payable to
 bank and bridge financing......    2,976,000           --             --            --             --
Repayment of notes payable and
 bridge financing...............   (2,114,000)          --             --            --             --
Proceeds from sale of warrants..          --          1,500            --            --             --
Proceeds from sale of Preferred
 Stock (net of issuance costs)..    5,860,239     5,449,606      3,365,193     3,366,204            --
Proceeds from Initial Public
 Offering (Common Stock)........          --            --      40,093,235           --             --
Proceeds from sale of Common
 Stock..........................          106        15,330         50,883        17,290         89,273
Repurchase of Common Stock......      (24,500)          --             --            --
Payments on capital lease
 obligations....................     (212,620)     (371,221)      (581,013)     (293,268)      (252,140)
                                  -----------   -----------   ------------  ------------  -------------
Net cash provided by financing
 activities.....................    6,485,225     7,095,215     40,928,298     2,400,933       (162,867)
                                  -----------   -----------   ------------  ------------  -------------
Net increase (decrease) in cash
 and cash equivalents...........    4,343,078    (1,396,652)    21,206,610    (1,136,735)   (16,295,736)
Cash and cash equivalents at
 beginning of period............      617,327     4,960,405      3,563,753     3,563,753     24,770,363
                                  -----------   -----------   ------------  ------------  -------------
Cash and cash equivalents at end
 of period......................  $ 4,960,405   $ 3,563,753   $ 24,770,363  $  2,427,018  $   8,474,627
                                  ===========   ===========   ============  ============  =============

        See accompanying notes to the consolidated financial statements.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

 Background

  Plasma & Materials Technologies, Inc. (the "Company") was incorporated in California on December 24, 1985. The Company operates in one segment, designing, manufacturing and marketing advanced high density, low pressure plasma sources, process modules and plasma processing systems. These products are used for etch and chemical vapor deposition applications and are sold to semiconductor and flat panel display manufacturers worldwide.

  The consolidated financial statements of the Company include the accounts of its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

 Interim Financial Data

  The unaudited financial statements of the Company for the six months ended June 30, 1995 and 1996 have been prepared on the same basis as the audited financial statements and, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary to state fairly the financial information set forth therein, in accordance with generally accepted accounting principles.

  The results of operations for the six months ended June 30, 1996 are not necessarily indicative of results to be expected for the full fiscal year.

 Use of Estimates

  The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

 Cash Equivalents

  Cash equivalents represent short-term investments that are highly liquid, are of limited credit risk and have original maturities of three months or less when purchased.

 Short-Term Investments

  Effective December 1995, the Company adopted Statement of Financial Accounting Standards No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities." SFAS 115 requires investment securities to be classified as trading, available for sale, or held to maturity. Management determines the appropriate classification of its investments at the time of purchase and reevaluates the classification at each balance sheet date. As of December 31, 1995, all investments in the short-term investment portfolio are classified as available for sale. Under SFAS 115, investments classified as available for sale are required to be recorded at fair value and any temporary difference between an investment's cost and its fair value is required to be recorded as a separate component of shareholders' equity.

 Major Customers and Concentration of Credit Risk

  Accounts receivable consist primarily of amounts due from original equipment manufacturers, end use customers, and distributors within the Company's industry. At December 31, 1994, two customers represented

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)
50% and 23%, respectively, of the Company's total accounts receivable. At December 31, 1995, five customers represented 26%, 25%, 15%, 14% and 12%, respectively, of the Company's total accounts receivable.

  The Company performs credit evaluations and analysis of amounts due from its customers; however, the Company does not require collateral. Credit losses have been within management's expectations and an estimate of uncollectible accounts has been provided for in the financial statements.

  Total revenue includes amounts from certain individual customers that exceed 10% of total revenue. Revenue from two customers represented 46% and 39% each of total revenue for the year ended February 28, 1994, revenue from six customers represented 19%, 17%, 17%, 15%, 15% and 12% each of total revenue for the ten months ended December 31, 1994, and revenue from five customers represented 19%, 15%, 12%, 11% and 11% each of total revenue for the year ended December 31, 1995.

  The Company's revenue by geographic area approximated the following:

                                                        TEN MONTHS
                                           YEAR ENDED     ENDED      YEAR ENDED
                                          FEBRUARY 28, DECEMBER 31, DECEMBER 31,
                                              1994         1994         1995
                                          ------------ ------------ ------------
   United States........................   $4,043,479   $2,929,896  $11,276,066
   Europe...............................      335,000      120,075      241,041
   Asia Pacific (primarily Japan and Ko-
    rea)................................    3,765,421    5,654,675    9,772,606
                                           ----------   ----------  -----------
     Total..............................   $8,143,900   $8,704,646  $21,289,713
                                           ==========   ==========  ===========

 Inventory

  Inventories are stated at the lower of cost (first-in, first-out method) or market and consists of the following:

                                                  DECEMBER 31,
                                              ---------------------  JUNE 30,
                                                 1994       1995       1996
                                              ---------- ---------- -----------
   Components................................ $2,730,131 $3,774,458 $ 7,833,966
   Work-in-process...........................  2,209,128  1,611,382   4,877,881
   Finished goods............................    690,218     67,995     173,129
                                              ---------- ---------- -----------
                                              $5,629,477 $5,453,835 $12,884,976
                                              ========== ========== ===========
   Demonstration inventory................... $1,756,125 $1,367,233 $ 3,077,658
                                              ========== ========== ===========

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets (5 years) or the lease term, whichever is shorter.

 Revenue Recognition

  Product sales consist primarily of system, component and spare parts sales. Revenues related to system, component and spare parts sales are recognized upon shipment and transfer of title or upon customer acceptance and transfer of title in the case of demonstration inventory unit sales (see Note 3). Estimated costs to be incurred by the Company related to product installation (which are not significant) and warranty fulfillment are accrued at the date of shipment.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

  License fee revenue is derived from the grant of the non-exclusive rights to use, sell and manufacture certain technologies developed by the Company.

 Advertising Expense

  The cost of advertising is expensed as incurred. The Company incurred $55,772, $99,509 and $44,306 of advertising costs in the year ended February 28, 1994, the ten months ended December 31, 1994 and the year ended December 31, 1995, respectively.

 Research and Development Costs

  Research and development costs are expensed as incurred.

 Stock Based Compensation

  The Company grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants in accordance with APB Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25") and, accordingly, recognizes no compensation for the stock option grants.

 Accounting for Income Taxes

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("SFAS No. 109"). Under SFAS No. 109, the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

 Net Income (Loss) Per Share

  Net income (loss) per share is computed using the weighted average number of shares of Common Stock outstanding. Common equivalent shares from stock options and warrants (using the treasury stock method) have been included in the computation when dilutive, and common equivalent shares from the redeemable convertible Preferred Stock and convertible Preferred Stock which converted into Common Stock in connection with the Company's Initial Public Offering are included as if converted at the original date of issuance, even though inclusion is anti-dilutive. Pursuant to the Securities and Exchange Commission ("SEC") Staff Accounting Bulletins, all common and common equivalent shares issued by the Company at an exercise price below the Initial Public Offering price of $14.00 per share during the twelve-month period prior to the offering (cheap stock) have been included in the calculation as if they were outstanding for all periods presented (using the treasury stock method at the Initial Public Offering price of $14.00 per share and the if-converted method for redeemable convertible Preferred Stock and convertible Preferred Stock) through the ten month period ended December 31, 1994. For the year ended December 31, 1995, such cheap stock shares were treated as being outstanding through the date of the Initial Public Offering.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

  Historical net loss per share is computed as described above, except that it excludes the convertible preferred stock because it is anti-dilutive for periods which incurred a net loss. Historical net loss per share is as follows:

                                                                 TEN MONTHS
                                               YEAR ENDED           ENDED
                                            FEBRUARY 28, 1994 DECEMBER 31, 1994
                                            ----------------- -----------------
   Net loss per share......................        $(0.70)           $(1.89)
   Shares used in computing net loss per
    share..................................     1,997,707         1,981,848

 Impact on Financial Statements of Recently Issued Accounting Standards

  In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of ("SFAS No. 121"), which will be effective for the Company's fiscal year ending December 31, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are presented and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company will adopt SFAS No. 121 in the first quarter of 1996 and, based on current circumstances, does not believe the effect of adoption will be material.

  In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, Accounting for Awards of Stock-Based Compensation to Employees ("SFAS No. 123"), which will be effective for the Company's fiscal year ending December 31, 1996. SFAS No. 123 provides alternative accounting treatment to APB No. 25 with respect to stock-based compensation and requires certain additional disclosures, including disclosures if the Company elects not to adopt the accounting requirements of SFAS No. 123. The Company will adopt the disclosure requirements of SFAS No. 123 in the first quarter of 1996, but will elect to continue to measure compensation costs following present accounting rules under APB No. 25. Consequently, the Company will provide pro forma disclosures of what net income and earnings per share would have been had the fair market value method of SFAS No. 123 been used for the relevant periods.

  Reclassifications

  Certain amounts in 1994 and 1993 have been reclassified in the Consolidated Financial Statements to be consistent with the 1995 presentation.

2. FINANCIAL INSTRUMENTS

  The Company's financial instruments consist of cash, cash equivalents, short-term investments, accounts receivable, accounts payable, capital lease obligations and borrowings under the revolving line of credit. The carrying amounts of these financial instruments approximates their fair value.

  Information about contractual maturities of short-term investments at December 31, 1995 is as follows:

                                                        DUE AFTE
                                           DUE IN ONE    ONE YEAR
                                             YEAR OR     THROUGH    DUE AFTER
                                              LESS     THREE YEARS THREE YEARS
                                           ----------- ----------- -----------
   U.S. Treasury Securities and
    obligations of U.S. Government
    Agencies.............................. $ 5,044,959 $1,000,000  $      --
   U.S. Corporate Securities..............   5,025,190  1,021,960         --
   Obligations of States and Political
    Subdivisions..........................         --         --    1,900,000
                                           ----------- ----------  ----------
                                           $10,070,149 $2,021,960  $1,900,000
                                           =========== ==========  ==========

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

  At December 31, 1995, $12,006,158 of investments in debt securities are included in cash and cash equivalents on the accompanying balance sheet because their original maturity date is three months or less when purchased.

  Gross unrealized holding gains and losses on sales of short-term investments were not significant as of or for the year ended December 31, 1995. There were no realized gains and losses on sales of short-term investments during the year ended December 31, 1995. The Company manages its cash equivalents and short-term investments as a single portfolio of highly marketable securities, all of which are intended to be available to meet the Company's current cash requirements.

  The Company invests in a variety of financial instruments such as commercial paper, commercial bonds, and municipal bonds. The Company, by policy, limits the amount of credit exposure with any one financial institution or commercial issuer.

3. DEMONSTRATION INVENTORY

  Demonstration or evaluation units represent completed systems located at certain strategic customer sites or at the Company's facilities. The Company provides these demonstration systems at no charge for a specified evaluation period. All operating costs incurred during the evaluation period are paid by the customer. At the conclusion of the agreed upon evaluation period, provided that the equipment performs to required specifications, management expects that the customer, while not obligated to do so, will purchase the system. Demonstration inventory is stated at lower of cost or estimated net realizable value. Demonstration inventory is not amortized.

4. REVOLVING LINE OF CREDIT

  At December 31, 1995, the Company has a revolving line of credit agreement with a commercial bank which provides borrowings up to the lesser of $3,000,000 or 75% of eligible accounts receivable. Interest is payable monthly for borrowings on accounts receivable at the bank prime rate plus 1.5% (9.5% at December 31, 1995.) The revolving line of credit agreement expires on June 5, 1996. At December 31 ,1995, there were no borrowings outstanding under the revolving credit line and $3,000,000 was available for borrowings under the agreement. The agreement places certain restrictions on the Company which among other things, prohibit the Company from paying cash dividends or repurchasing its stock, and requires the Company to comply with certain financial ratios and covenants.

5. DEVELOPMENT CONTRACTS

  In August 1994, the Company entered into an original equipment manufacturing and joint development agreement with a customer. This arrangement ended in March 1995. Under this agreement, the Company incurred costs on behalf of the customer and received reimbursement of approximately $1,000,000 in 1994 and $350,000 in 1995. Such costs were primarily for the customer's share of supplies and prototype materials used under the agreement. The reimbursement of costs incurred were netted against the related research and development expense. Any technology developed under this agreement is jointly owned by the Company and the customer.

6. INCOME TAXES

  The Company's provision for income taxes consists primarily of the minimum state taxes required in each of the periods presented of $800 and foreign income taxes of $50,000 in the year ended February 28, 1994 and $53,600 in the ten month period ended December 31, 1994. Federal income taxes have not been provided for in any of the periods presented as the Company incurred a loss for these periods.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

  Significant components of the Company's deferred tax liabilities and assets are as follows at December 31:

                                                              1994       1995
                                                           ---------- ----------
   DEFERRED TAX LIABILITIES:
   State taxes not benefited.............................  $  227,000 $  132,081
   DEFERRED TAX ASSETS:
   Allowances not currently deductible for tax purposes..      99,590    102,435
   Accrued expenses not currently deductible for tax pur-
    poses................................................     158,642    321,542
   Book depreciation in excess of tax depreciation.......      92,245     73,890
   Net operating loss carryforwards......................   2,282,828  2,075,098
   Foreign tax credit carryforward.......................     273,277    273,277
   Research tax credit carryforward......................   1,071,820  1,123,346
                                                           ---------- ----------
                                                            3,978,402  3,969,588
   Less valuation reserve................................   3,751,402  3,837,507
                                                           ---------- ----------
   Net deferred tax assets...............................     227,000    132,081
                                                           ---------- ----------
                                                           $      --  $      --
                                                           ========== ==========

  A reconciliation of the statutory federal income tax rate to the effective tax rate, as a percentage of income (loss) before tax provision, is as follows:

                                                      TEN MONTHS
                                         YEAR ENDED     ENDED      YEAR ENDED
                                        FEBRUARY 28, DECEMBER 31, DECEMBER 31,
                                            1994         1994         1995
                                        ------------ ------------ ------------
   Statutory federal income tax rate--
    provision (benefit)................     (34)%        (34)%         34%
   Change in valuation reserve
    attributable to utilization of
    operating loss carryforward........     --           --           (34)
   Change in valuation reserve due to
    net operating loss carryforwards
    not utilized.......................      34           34          --
   Foreign income taxes................       4            2          --
                                            ---          ---          ---
                                              4%           2%         -- %
                                            ===          ===          ===

  At December 31, 1995, the Company had research and development credit carryforwards of approximately $804,702 and $318,644 for federal and state tax purposes, respectively, that expire at various dates through 2010. At December 31, 1994 the Company also had net operating loss carryforwards for federal and state income tax purposes of approximately $5,365,170 and $2,698,284, respectively, which expire at various dates through 2009. The Company's utilization of its net operating loss and credit carryforwards depends upon future income and is subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986 and similar state provisions.

7. LEASES

  The Company leases certain equipment under capital leases. The Company also leases its offices, manufacturing facilities and certain equipment under noncancelable lease agreements.

  Cost of equipment under capital leases included in property and equipment at December 31, 1994 and 1995 was $2,304,550 and $2,832,531, and accumulated amortization was $548,344 and $946,298, respectively. Amortization expense under these leases is included in depreciation expense.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

  Future minimum lease payments under capital leases and noncancelable operating leases with initial terms of one year or more consisted of the following at December 31, 1995:

                                                            CAPITAL    OPERATING
                                                             LEASES     LEASES
                                                           ----------  ---------
   1996..................................................  $  614,169  $403,874
   1997..................................................     559,220   393,970
   1998..................................................     213,990    12,746
   1999..................................................       4,052       --
                                                           ----------  --------
                                                            1,391,431  $810,590
                                                                       ========
   Less amounts representing imputed interest............    (213,640)
                                                           ----------
   Present value of net minimum lease payments, including
    $491,561 classified as current.......................  $1,177,791
                                                           ==========

  Rental expense for operating leases was $215,046, $288,524 and $338,834 for the year ended February 28, 1994, the ten months ended December 31, 1994, and the year ended December 31, 1995, respectively.

8. PREFERRED STOCK, CONVERTIBLE PREFERRED STOCK, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND WARRANTS

  The Board of Directors has the authority to issue up to 20,000,000 shares of Preferred Stock in one or more series with rights, preferences, privileges and restrictions to be determined at the Board's discretion.

  On August 24, 1995, the Company converted 2,823,837 shares of Preferred Stock (Series A and B) into 941,279 shares of Common Stock and 10,513,382 shares of Preferred Stock (Series C, D, E and F) into 3,504,461 shares of Common Stock in connection with its Initial Public Offering.

  In November 1991 and July 1992, the Company issued warrants to purchase an aggregate of 21,940 shares of Common Stock (the "1992 Common Stock Warrants") at an exercise price of $3.90 per share exercisable at any time through the date which is five years following the closing of an initial public offering of the Company's Common Stock. In September 1995, the warrants were exercised and the Company issued 17,470 shares of Common Stock, and the remaining warrants were canceled in consideration of the exercise. In connection with the Company's guaranty for their eligible inventory line of credit (Note 4) in June 1994, the Company issued warrants to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $1.05 per share exercisable at any time through June 5, 2000 (the "1994 Common Stock Warrants"). In August 1995, the warrants were exercised and the Company issued 47,083 shares of Common Stock, and the remaining warrants were canceled in consideration of the exercise. In connection with the issuance of the Series D Preferred Stock in November 1993, the Company issued warrants to purchase an aggregate of 80,000 shares of Common Stock at an exercise price of $4.50 per share exercisable at any time through December 31, 1998 (the "1993 Common Stock Warrants"). The fair market value of these warrants was deemed to be immaterial on the date of issuance.

9. STOCK OPTION PLAN

  In December 1994, the Company changed its "Non-Qualified" Employee Option Plan to an Incentive Stock Option Plan (the "Option Plan") on a go forward basis. The Option Plan provides options to purchase up to 900,000 shares, at December 31, 1995, of the Company's Common Stock for officers, directors, and key employees, at an exercise price equal to the fair market value on the date of grant as determined by the Board of

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)
Directors. The shares issued under the Option Plan shall become vested over periods up to five years. A summary of the changes in the status of options is as follows:

                                                         SHARES    PRICE RANGE
                                                       OUTSTANDING  PER SHARE
                                                       ----------- ------------
   Outstanding at February 28, 1993...................   163,799
     Granted..........................................   162,333   $1.05
     Canceled.........................................   (23,666)   1.05
     Exercised........................................      (100)   1.05
                                                         -------   ------------
   Outstanding at February 28, 1994...................   302,366    1.05
     Granted..........................................   128,834    1.05
     Canceled.........................................   (37,800)   1.05
     Exercised........................................   (14,600)   1.05
                                                         -------   ------------
   Outstanding at December 31, 1994...................   378,800    1.05
     Granted..........................................   392,807    1.65-13.625
     Canceled.........................................   (60,868)   1.05
     Exercised........................................   (48,460)   1.05-8.00
                                                         -------   ------------
   Outstanding at December 31, 1995...................   662,279    1.05-13.625
     Granted..........................................   170,150    8.875-14.75
     Canceled.........................................   (18,138)   1.05-14.75
     Exercised........................................   (29,423)   1.05-6.30
                                                         -------   ------------
                                                         784,868   $1.05-14.75
                                                         =======   ============

  At February 28, 1994, December 31, 1994, and December 31, 1995, 41,080,
83,213, and 95,518 shares were exercisable, respectively.

  Option shares available for grant at December 31, 1995 were 166,042.

10. SUPPLEMENTAL STATEMENTS OF CASH FLOWS INFORMATION

                                                      TEN MONTHS
                                         YEAR ENDED     ENDED      YEAR ENDED
                                        FEBRUARY 28, DECEMBER 31, DECEMBER 31,
                                            1994         1994         1995
                                        ------------ ------------ ------------
   Supplemental statements of cash
    flows information:
   Cash paid during the period for:
     Interest.........................    $ 89,000    $  134,230  $   289,796
     Taxes (primarily foreign)........     100,000        50,000          800
   Non-cash investing and financing
    activities:
     Equipment acquired under capital
      lease...........................     629,539     1,216,653      527,981
     Conversion of Series (A, B, C, D,
      E and F)
     Preferred Stock to Common Stock..         --            --    17,616,203

11. EMPLOYEE BENEFIT PLAN

  In November 1993, the Company established a 401(k) plan (the "Plan") covering substantially all of its employees. The Plan allows eligible employees to contribute up to 15% of their compensation. Company

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)
contributions are voluntary and at the discretion of the Board of Directors. There were no contributions made by the Company for the year ended December 31, 1995, the ten month period ended December 31, 1994, or the year ended February 28, 1994.

12. INITIAL PUBLIC OFFERING

  On August 29, 1995, the Company completed its Initial Public Offering, resulting in approximately $40,093,235 of net proceeds to the Company.

  In connection with the Initial Public Offering, the Board of Directors approved a one-for-three reverse stock split of the Company's Common Stock. The reverse stock split has been accounted for as if it had taken place as of the earliest date presented. Effective August 29, 1995, all of the Company's outstanding Preferred Stock (13,337,219 shares) automatically converted into 4,445,740 shares of Common Stock.

13. SUBSEQUENT EVENTS

 PMT CVD Partners, L.P.

  On March 29, 1996, the Company entered into a number of agreements with PMT CVD Partners, L.P. (the "Limited Partnership") and the limited partners thereof (the "Limited Partners"). The Limited Partnership was formed to fund research and development costs and expenses relating to chemical vapor deposition ("CVD") technology and applications. An aggregate of approximately $5,350,000 is available to the Limited Partnership to fund such research and development efforts. The Limited Partnership owns the rights to the technology developed. PMT has entered into a license agreement with the Limited Partnership whereby PMT is obligated to pay stated royalties to the Limited Partnership on sales of related products, and the royalty percentage will vary based on the geographic location of the sale. There is no provision for royalty payments to the Limited Partners in fiscal 1996. PMT has been granted an exclusive option to purchase all of the Limited Partners' interest in the Limited Partnership, based on an established purchase price formula which terminates PMT's obligation under the license agreement. PMT may exercise such option at its sole discretion.

  PMT has agreed to provide certain personnel to the Limited Partnership to perform such research and development activities. PMT will be paid for such services at an amount equal to its actual direct costs, as defined, plus a stated percentage of such costs. During the quarter and six months ended June 30, 1996, the amount of research and development costs incurred, including the stated percentage of 250% of direct costs, with respect to CVD technology and applications was $459,600 and $848,678, respectively and is reflected in contract revenue in the accompanying statement of operations.

 Acquisition

  On July 17, 1996 the Company executed a definitive agreement to purchase Electrotech Ltd. and Electrotech Equipment Ltd., United Kingdom corporations for $75,000,000 in cash and the issuance of 5,600,000 shares of the Company's common stock. The agreement is subject to certain conditions including obtaining shareholder approval, and obtaining appropriate financing. Included in other assets are approximately $917,904 of direct costs of the acquisition. If the agreement is terminated, except in certain circumstances, the Company will be required to pay a $1,000,000 termination fee which along with all direct acquisition costs incurred will be charged to operations in the period the contract is terminated.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                               DECEMBER 31, 1995
(INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND SUBSEQUENT TO DECEMBER
                            31, 1995 IS UNAUDITED)

 Revolving and Equipment Lines of Credit

  At June 5, 1996, the Company renewed its line of credit agreement (the "Agreement") with a commercial bank which provides for borrowing up to the lesser of 80% of eligible accounts receivable or $3,000,000. Interest on the line of credit is payable monthly at prime (8.25% at June 30, 1996) plus 0.5%. The Agreement also provides for equipment loans which allows the Company to borrow up to the lesser of 80% of eligible equipment purchases or $3,000,000, subject to certain limits. Interest on borrowings under the equipment line is payable monthly at prime plus 1.5%. At June 30, 1996, there were no balances outstanding on either of these two loans.

                        REPORT OF INDEPENDENT AUDITORS

To the directors of Electrotech Equipments Limited and Electrotech Limited

  We have audited the accompanying combined balance sheets of Electrotech Equipments Limited and Electrotech Limited as of June 30, 1995 and 1996 and the related profit and loss accounts and statements of cash flows for each of the three years in the period ended June 30, 1996. These combined financial statements are the responsibility of the companies' directors. Our responsibility is to express an opinion on these combined financial statements based on our audits.

  We conducted our audits in accordance with United Kingdom auditing standards which do not differ in any significant respect from United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting and amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Electrotech Equipments Limited and Electrotech Limited as of June 30, 1995 and 1996 and the results of their operations and their cash flows for each of the three years in the period ended June 30, 1996 in conformity with accounting principles generally accepted in the United Kingdom which differ in certain respects from those followed in the United States (see Note 29 of the notes to the combined Financial Statements).

Ernst & Young
Chartered Accountants
Registered Auditor
Cardiff, Wales

August 28, 1996

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                       COMBINED PROFIT AND LOSS ACCOUNTS

                                               YEAR ENDED JUNE 30,
                                   ---------------------------------------------
                                        1996            1995           1994
                                   --------------  -------------- --------------
                                         (IN THOUSANDS OF BRITISH POUNDS)
SALES(3)
Continuing operations............  (Pounds)49,012  (Pounds)30,703 (Pounds)18,402
Discontinued operations..........             --            3,793          5,405
                                   --------------  -------------- --------------
                                           49,012          34,496         23,807
COST OF SALES....................          23,406          17,014         11,496
                                   --------------  -------------- --------------
GROSS PROFIT.....................          25,606          17,482         12,311
Research and development costs...           6,674           4,421          3,332
Administrative expenses..........           8,295           8,615          7,161
                                   --------------  -------------- --------------
OPERATING PROFIT(4)
Continuing operations............          10,637           4,322          1,798
Discontinued operations..........             --              124             20
                                   --------------  -------------- --------------
                                           10,637           4,446          1,818
PROFIT ON DISPOSAL OF DISCONTIN-
 UED OPERATIONS(5)...............             --            5,040            --
                                   --------------  -------------- --------------
PROFIT ON ORDINARY ACTIVITIES BE-
 FORE INTEREST...................          10,637           9,486          1,818
Interest receivable(8)...........             216             125             65
Interest payable(9)..............             825             563            320
                                   --------------  -------------- --------------
PROFIT ON ORDINARY ACTIVITIES BE-
 FORE TAXATION...................          10,028           9,048          1,563
Tax on profit on ordinary activi-
 ties(10)........................           3,721           3,530            574
                                   --------------  -------------- --------------
PROFIT FOR THE FINANCIAL YEAR....           6,307           5,518            989
Retained profit brought forward..          18,011          12,412         11,356
Exchange difference on opening
 balance.........................             (67)             30             16
Amortization of revaluation sur-
 plus............................              51              51             51
                                   --------------  -------------- --------------
RETAINED PROFIT AT THE END OF THE
 FINANCIAL YEAR..................  (Pounds)24,302  (Pounds)18,011 (Pounds)12,412
                                   ==============  ============== ==============

  A summary of the significant adjustments to profit for the financial year (net income) which would be required if US Generally Accepted Accounting Principles had been applied instead of UK Generally Accepted Accounting Principles is set forth in Note 29 of the Notes to the Combined Financial Statements.

  The Notes to the Combined Financial Statements form part of these Combined Financial Statements.

             ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

            COMBINED STATEMENTS OF TOTAL RECOGNIZED GAINS AND LOSSES

                                                YEAR ENDED JUNE 30,
                                     -------------------------------------------
                                          1996           1995          1994
                                     --------------  ------------- -------------
                                          (IN THOUSANDS OF BRITISH POUNDS)
PROFIT FOR THE FINANCIAL YEAR......  (Pounds) 6,307  (Pounds)5,518 (Pounds)  989
Exchange differences on foreign
 currency translation..............             (87)            39            19
                                     --------------  ------------- -------------
Total recognized gains and losses
 for the year......................  (Pounds) 6,220  (Pounds)5,557 (Pounds)1,008
                                     ==============  ============= =============
NOTE OF HISTORICAL COST PROFITS AND
 LOSSES
Reported profit on ordinary activi-
 ties before taxation..............  (Pounds)10,028  (Pounds)9,048 (Pounds)1,563
Difference between historical cost
 depreciation charge and the actual
 depreciation charge for the year
 calculated on the revalued amount.              51             51            51
                                     --------------  ------------- -------------
Historical cost profit on ordinary
 activities before taxation........  (Pounds)10,079  (Pounds)9,099 (Pounds)1,614
                                     ==============  ============= =============
Historical cost profit for the
 year..............................  (Pounds) 6,358  (Pounds)5,569 (Pounds)1,040
                                     ==============  ============= =============

  The Notes to the Combined Financial Statements form part of these Combined Financial Statements.

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                            COMBINED BALANCE SHEETS

                                               AS OF JUNE 30,
                          ---------------------------------------------------------
                                      1996                         1995
                          ---------------------------- ----------------------------
                                      (IN THOUSANDS OF BRITISH POUNDS)
         ASSETS
FIXED ASSETS
Intangible assets(11)...                (Pounds)    18               (Pounds)    27
Tangible assets(12).....                        11,496                        7,969
                                        --------------               --------------
                                                11,514                        7,996
CURRENT ASSETS
Inventories(13).........         17,438                       12,741
Accounts receivable(14).         20,002                       16,034
Cash....................          2,076                        1,568
                          -------------                -------------
                                                39,516                       30,343
                                        --------------               --------------
TOTAL ASSETS............                (Pounds)51,030               (Pounds)38,339
                                        ==============               ==============
 LIABILITIES AND SHARE-
     HOLDERS' EQUITY
CURRENT LIABILITIES
Bank loans and over-
 drafts.................  (Pounds)8,106                (Pounds)2,591
Trade accounts payable..          4,669                        4,078
Corporate tax...........          3,353                        3,810
Accruals and deferred
 income.................          1,672                        1,196
Other current liabili-
 ties(15)...............          5,294                        4,633
                          -------------                -------------
                                                23,094                       16,308
NONCURRENT LIABILITIES
Long-term
 borrowings(16).........            400                          800
Corporate tax(16).......            203                          406
Other noncurrent liabil-
 ities(16)..............            345                          133
                          -------------                -------------
                                                   948                        1,339
PROVISION FOR LIABILI-
 TIES AND CHARGES
Deferred taxation(18)...                           367                          291
                                        --------------               --------------
TOTAL LIABILITIES.......                        24,409                       17,938
SHAREHOLDERS' EQUITY
Share capital(19).......             11                           11
Revaluation reserve(20).          2,308                        2,379
Profit and loss account.         24,302                       18,011
                          -------------                -------------
                                                26,621                       20,401
                                        --------------               --------------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY...                (Pounds)51,030               (Pounds)38,339
                                        ==============               ==============

  A summary of the significant adjustments to shareholder's equity which would be required if US generally accepted accounting principles had been applied instead of UK generally accepted accounting principles is set forth in Note 29 of the Notes to the Combined Financial Statements.

  The Notes to the Combined Financial Statements form part of these Combined Financial Statements.

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                         COMBINED CASH FLOW STATEMENTS

                                             YEAR ENDED JUNE 30,
                                 ----------------------------------------------
                                      1996            1995            1994
                                 --------------  --------------  --------------
                                       (IN THOUSANDS OF BRITISH POUNDS)
NET CASH INFLOW/(OUTFLOW) FROM
 OPERATING ACTIVITIES(21)......  (Pounds) 4,918  (Pounds)(3,336) (Pounds)(2,712)
                                 --------------  --------------  --------------
RETURNS ON INVESTMENTS AND
 SERVICING OF FINANCE..........
Interest received..............             216             125              65
Interest paid..................            (825)           (563)           (320)
                                 --------------  --------------  --------------
NET CASH OUTFLOW FROM RETURNS
 ON INVESTMENTS AND SERVICING
 OF FINANCE....................            (609)           (438)           (255)
                                 --------------  --------------  --------------
TAXATION
UK corporate tax
 paid/(recovered)..............          (3,866)            244              (6)
Overseas tax paid..............            (439)            (74)           (277)
                                 --------------  --------------  --------------
TAX (PAID)/RECOVERED...........          (4,305)            170            (283)
                                 --------------  --------------  --------------
INVESTING ACTIVITIES
Payments to acquire tangible
 fixed assets..................          (4,849)         (2,532)           (771)
Receipts from sale of
 subsidiary company(22)........             --            6,631             --
Receipts from sale of tangible
 fixed assets..................              26              33              26
                                 --------------  --------------  --------------
NET CASH (OUTFLOW)/INFLOW FROM
 INVESTING ACTIVITIES..........  (Pounds)(4,823) (Pounds) 4,132  (Pounds)  (745)
                                 --------------  --------------  --------------
NET CASH (OUTFLOW)/INFLOW
 BEFORE FINANCING..............  (Pounds)(4,819) (Pounds)   528  (Pounds)(3,995)
                                 --------------  --------------  --------------
FINANCING
Medium-term bank loan
 repayments(25)................            (400) (Pounds)  (400) (Pounds)  (400)
Increase in other noncurrent
 liabilities...................             212             --              --
                                 --------------  --------------  --------------
NET CASH OUTFLOW FROM
 FINANCING.....................            (188) (Pounds)  (400) (Pounds)  (400)
                                 --------------  --------------  --------------
(DECREASE)/INCREASE IN CASH AND
 CASH EQUIVALENTS(23)..........  (Pounds)(5,007) (Pounds)   128  (Pounds)(4,395)
                                 ==============  ==============  ==============

  A summary of the cash flow statement under US generally accepted accounting principles is set forth in Note 29 of the Notes to the Combined Financial Statements.

  The Notes to the Combined Financial Statements form part of these Combined Financial Statements.

             ELECTROTECH EQUIPMENT LIMITED AND ELECTROTECH LIMITED

                  NOTES TO THE COMBINED FINANCIAL STATEMENTS

                              AS OF JUNE 30, 1996

1. BASIS OF PREPARATION

  The combined financial statements combine the consolidated financial statements of Electrotech Equipments Limited with those of Electrotech Limited, which are not part of a UK group but are subject to common control.

  During the year ended June 30, 1995 the investment in Surface Technology Systems Limited was sold. The combined financial statements include the unaudited results of this discontinued operation up to the date of sale.

  The combined financial statements have been prepared in accordance with applicable accounting standards in the United Kingdom. The principal accounting policies adopted in the preparation of the combined financial statements are set out below and have been consistently applied.

2. ACCOUNTING POLICIES

 Basis of preparation of combined financial statements

  The combined financial statements have been prepared under the historical cost convention, modified to include the revaluation of freehold buildings.

 Depreciation

  Depreciation has been calculated to write off the cost of tangible fixed assets over their expected useful lives using the following rates:

      a) Intangible assets
         Licenses                             10.0% of original cost
      b) Tangible assets
         Freehold land and buildings          2.0% of cost or valuation
         Plant and machinery                  20.0% of net book value
         Training and demonstration machines  20.0% of cost
         Fixtures and fittings                12.5% of net book value
         Office equipment                     20.0% of net book value
         Motor vehicles                       25.0% of net book value
         Portable buildings                   20.0% of net book value

  Leasehold additions and improvements are depreciated over the remaining life of the lease.

 Inventories

  Inventories have been valued at the lower of cost and net realizable value. The cost of finished goods includes a relevant proportion of production overheads.

 Deferred taxation

  Deferred taxation is provided on the liability method to take account of timing differences between the treatment of certain items for accounts purposes and their treatment for tax purposes. Tax deferred or accelerated is accounted for in respect of all material timing differences to the extent that it is considered that a net liability may crystallize.

 Development expenditure

  Expenditure on research and development is written off against profits in the year in which it is incurred.

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

2. ACCOUNTING POLICIES--(CONTINUED)

 Foreign exchange

  The profit and loss accounts and balance sheets of the overseas subsidiaries have been translated into sterling at the average rates of exchange for the year and the rates of exchange ruling at the balance sheet date respectively. Exchange differences arising between the translation into sterling of the net assets of these subsidiaries at rates ruling at the beginning and end of the year are dealt with through retained earnings and reserves.

 Leasing

  Tangible fixed assets acquired under finance leases or hire purchase contracts are capitalized and depreciated in the same manner as other tangible assets. The related obligations, net of future finance charges, are included in creditors.

  Rentals payable under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

 Government grants

  Government grants are credited to the profit and loss account by installments over the expected useful economic lives of the assets to which they relate.

 Pension costs

  Electrotech Equipments Limited, Electrotech Limited and their subsidiary companies operate a pension scheme known as "The Electrotech Retirement Benefits Scheme" which undertakes to provide retirement benefits to participating employees based upon their final pensionable salary. The assets of the scheme are administered by the Trustees and are separate from those of Electrotech Equipments Limited, Electrotech Limited and their subsidiaries.

  Employer contributions to the scheme are made in accordance with the recommendations of an independent qualified actuary based upon his triennial valuations of scheme assets and calculations of funding requirements to meet future benefits. These contributions are charged to profit and loss account when incurred.

3. SALES

  Sales represent the value, excluding UK value added tax, of goods and services supplied to customers during the year.

4. OPERATING PROFIT

  Operating profit is stated after charging:

                                                   YEAR ENDED JUNE 30,
                                           ------------------------------------
                                               1996        1995        1994
                                           ------------ ----------- -----------
                                             (IN THOUSANDS OF BRITISH POUNDS)
   Auditor's remuneration................. (Pounds)  88 (Pounds)102 (Pounds) 98
   Depreciation of owned assets...........        1,280         810         597
   Hire of assets--operating leases.......          490         543         542
   Loss on disposal of tangible fixed
    assets................................           44         --            4
   Net loss on currency translation.......          --           73         --
   And after crediting:
   Net gain on currency translation.......          604         --           29
   Profit on disposal of tangible fixed
    assets................................           20          12          15
   Rental income..........................           46          93         109
                                           ============ =========== ===========

             ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996
5. PROFIT ON DISPOSAL OF DISCONTINUED OPERATIONS

  The profit on disposal of discontinued operations is the net profit before taxation on the sale of a subsidiary, Surface Technology Systems Limited, during March 1995.

6. DIRECTORS' REMUNERATION

                                                   YEAR ENDED JUNE 30,
                                           -----------------------------------
                                              1996        1995        1994
                                           ----------- ----------- -----------
                                            (IN THOUSANDS OF BRITISH POUNDS)
   Directors' emoluments.................. (Pounds)264 (Pounds)369 (Pounds)200
   Directors' pension contributions.......           8          33          26
                                           ----------- ----------- -----------
   Total directors' remuneration..........         272         402         226
                                           =========== =========== ===========
   The remuneration of the Chairman and
    highest paid director was:
   Electrotech Equipments Limited.........         176         270         134
   Electrotech Limited....................         --          --          --
                                           =========== =========== ===========

  The remuneration of the directors, including the above, fell within the following ranges:

                                                           YEAR ENDED JUNE 30,
                                                           ----------------------
                                                            1996    1995    1994
                                                           ------  ------  ------
                                                            NO.     NO.     NO.
                                                           ------  ------  ------
   Nil-5,000..............................................      2       1       2
   10,001-15,000..........................................    --        1     --
   65,001-70,000..........................................    --      --        1
   70,001-75,000..........................................    --        1     --
   85,001-90,000..........................................      1     --      --
   130,001-135,000........................................    --      --        1
   175,001-180,000........................................      1     --      --
   265,001-270,000........................................    --        1     --

7. STAFF COSTS

  The average number of persons employed during the year was as follows:

                                                         YEAR ENDED JUNE 30,
                                                         ----------------------
                                                          1996    1995    1994
                                                         ------  ------  ------
                                                          NO.     NO.     NO.
                                                         ------  ------  ------
   Management and administration........................    102     102      86
   Production...........................................    432     337     275
   Sales and marketing..................................     24      30      28
                                                         ------  ------  ------
                                                            558     469     389
                                                         ======  ======  ======

             ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

  The aggregate payroll costs of these persons were as follows:

                                                 YEAR ENDED JUNE 30,
                                     -------------------------------------------
                                          1996           1995          1994
                                     -------------- -------------- -------------
                                          (IN THOUSANDS OF BRITISH POUNDS)
   Wages and salaries............... (Pounds)11,775 (Pounds)10,263 (Pounds)7,729
   Social security costs............            902            758           571
   Pension costs....................            298            242           124
                                     -------------- -------------- -------------
                                     (Pounds)12,975 (Pounds)11,263 (Pounds)8,424
                                     ============== ============== =============

8. INTEREST RECEIVABLE AND SIMILAR INCOME

                                                     YEAR ENDED JUNE 30,
                                              ----------------------------------
                                                 1996        1995        1994
                                              ----------- ----------- ----------
                                               (IN THOUSANDS OF BRITISH POUNDS)
   Bank interest............................. (Pounds)216 (Pounds)125 (Pounds)65
                                              ----------- ----------- ----------
                                              (Pounds)216 (Pounds)125 (Pounds)65
                                              =========== =========== ==========

9. INTEREST PAYABLE AND SIMILAR CHARGES

                                                    YEAR ENDED JUNE 30,
                                            -----------------------------------
                                               1996        1995        1994
                                            ----------- ----------- -----------
                                             (IN THOUSANDS OF BRITISH POUNDS)
   Bank interest........................... (Pounds)739 (Pounds)402 (Pounds)101
   Overseas tax interest...................          22         --           18
   Interest on amounts payable within five
    years..................................          64         161         201
                                            ----------- ----------- -----------
                                            (Pounds)825 (Pounds)563 (Pounds)320
                                            =========== =========== ===========

10. TAX ON PROFIT ON ORDINARY ACTIVITIES

  The taxation charge is made up as follows:

                                                   YEAR ENDED JUNE 30,
                                         ---------------------------------------
                                             1996          1995         1994
                                         ------------- ------------- -----------
                                            (IN THOUSANDS OF BRITISH POUNDS)
   UK corporate tax charge at 33%......  (Pounds)2,467 (Pounds)1,097 (Pounds)348
   UK corporate tax on profit on
    disposal of discontinued operation.            --          1,964         --
   Overseas tax........................          1,178           389          74
   Deferred tax........................             76            80         152
                                         ------------- ------------- -----------
                                         (Pounds)3,721 (Pounds)3,530 (Pounds)574
                                         ============= ============= ===========

             ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

11. INTANGIBLE ASSETS

                                                        AS OF JUNE 30,
                                               --------------------------------
                                                  1996       1995       1994
                                               ---------- ---------- ----------
                                               (IN THOUSANDS OF BRITISH POUNDS)
   License transferred from associated
    company:
   Cost as at July 1 and June 30.............. (Pounds)90 (Pounds)90 (Pounds)90
                                               ---------- ---------- ----------
   Accumulated depreciation as at July 1......         63         54         45
   Provided in year...........................          9          9          9
                                               ---------- ---------- ----------
   Accumulated depreciation as at June 30.....         72         63         54
                                               ---------- ---------- ----------
   Net book value at June 30, 1996, 1995 and
    1994...................................... (Pounds)18 (Pounds)27 (Pounds)36
                                               ========== ========== ==========

12. TANGIBLE FIXED ASSETS

                                                      PLANT,
                           FREEHOLD     LEASEHOLD    MACHINERY      FIXTURES,
                           LAND AND      LAND AND    AND MOTOR     EQUIPMENT &
                           BUILDINGS    BUILDINGS    VEHICLES       FITTINGS         TOTAL
                         -------------  ---------- -------------  -------------  --------------
                                          (IN THOUSANDS OF BRITISH POUNDS)
COST
At July 1, 1993......... (Pounds)4,522  (Pounds)34 (Pounds)5,175  (Pounds)3,142  (Pounds)12,873
Additions...............           --          --            298            476             774
Disposals...............           --          --             (5)          (116)           (121)
Exchange differences....            (2)        --             (2)             1              (3)
                         -------------  ---------- -------------  -------------  --------------
At June 30, 1994........         4,520          34         5,466          3,503          13,523
                         =============  ========== =============  =============  ==============
DEPRECIATION
At July 1, 1993.........           427          12         3,815          2,374           6,628
Charge for the year.....           106           2           320            163             591
Disposals...............            (1)        --             (5)           (94)           (100)
Exchange differences....           --          --             (1)             1             --
                         -------------  ---------- -------------  -------------  --------------
At June 30, 1994........           532          14         4,129          2,444           7,119
                         =============  ========== =============  =============  ==============
NET BOOK VALUE
At June 30, 1994........ (Pounds)3,988  (Pounds)20 (Pounds)1,337  (Pounds)1,059  (Pounds) 6,404
                         =============  ========== =============  =============  ==============

             ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

12. TANGIBLE FIXED ASSETS--(CONTINUED)

                                                       PLANT,
                           FREEHOLD      LEASEHOLD    MACHINERY      FIXTURES,
                           LAND AND      LAND AND     AND MOTOR     EQUIPMENT &
                           BUILDINGS     BUILDINGS    VEHICLES       FITTINGS         TOTAL
                         -------------  ----------- -------------  -------------  --------------
                                           (IN THOUSANDS OF BRITISH POUNDS)
COST
At July 1, 1994......... (Pounds)4,520  (Pounds) 34 (Pounds)5,466  (Pounds)3,503  (Pounds)13,523
Additions...............           --           139         2,006            398           2,543
Disposals...............           --           --           (460)          (415)           (875)
Exchange differences....           (14)         --             (2)            18               2
                         -------------  ----------- -------------  -------------  --------------
At June 30, 1995........         4,506          173         7,010          3,504          15,193
                         =============  =========== =============  =============  ==============
DEPRECIATION
At July 1, 1994.........           532           14         4,129          2,444           7,119
Charge for the year.....           102            2           489            217             810
Disposals...............           --           --           (430)          (273)           (703)
Exchange differences....            (4)         --             (3)             5              (2)
                         -------------  ----------- -------------  -------------  --------------
At June 30, 1995........           630           16         4,185          2,393           7,224
                         =============  =========== =============  =============  ==============
NET BOOK VALUE
At June 30, 1995........ (Pounds)3,876  (Pounds)157 (Pounds)2,825  (Pounds)1,111  (Pounds) 7,969
                         =============  =========== =============  =============  ==============
COST
At July 1, 1995......... (Pounds)4,506  (Pounds)173 (Pounds)7,010  (Pounds)3,504  (Pounds)15,193
Additions...............         2,534          --          1,763            552           4,849
Disposals...............          (107)         --            (15)          (109)           (231)
Exchange differences....            (3)         --             (4)            (5)            (12)
                         -------------  ----------- -------------  -------------  --------------
At June 30, 1996........         6,930          173         8,754          3,942          19,799
                         =============  =========== =============  =============  ==============
DEPRECIATION
At July 1, 1995.........           630           16         4,185          2,393           7,224
Charge for the year.....            96           54           862            259           1,271
Disposals...............           (66)         --             (6)          (109)           (181)
Exchange differences....            (2)         --             (4)            (5)            (11)
                         -------------  ----------- -------------  -------------  --------------
At June 30, 1996........           658           70         5,037          2,538           8,303
                         =============  =========== =============  =============  ==============
NET BOOK VALUE
At June 30, 1996........ (Pounds)6,272  (Pounds)103 (Pounds)3,717  (Pounds)1,404  (Pounds)11,496
                         =============  =========== =============  =============  ==============

  The net book value of the freehold land and buildings on the historical cost basis as at June 30, 1996 was (Pounds)3,970,000 (1995: (Pounds)1,543,000).
Included in the total net book value of tangible fixed assets at June 30, 1996 was (Pounds)688,000 (1995: (Pounds)372,000) in respect of assets held under hire purchase agreements.

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

13. INVENTORIES

                                                         AS OF JUNE 30,
                                                  -----------------------------
                                                       1996           1995
                                                  -------------- --------------
                                                        (IN THOUSANDS OF
                                                         BRITISH POUNDS)
   Raw materials and parts....................... (Pounds)10,627 (Pounds) 6,077
   Work in progress..............................          5,552          5,377
   Finished goods................................          1,259          1,287
                                                  -------------- --------------
                                                  (Pounds)17,438 (Pounds)12,741
                                                  ============== ==============

  The difference between the purchase price or production cost of inventories and their replacement price is not material.

14. ACCOUNTS RECEIVABLE

                                                         AS OF JUNE 30,
                                                  -----------------------------
                                                       1996           1995
                                                  -------------- --------------
                                                        (IN THOUSANDS OF
                                                         BRITISH POUNDS)
   Trade debtors................................. (Pounds)17,406 (Pounds)13,416
   Other debtors.................................          1,492          2,172
   Prepayments and accrued income................          1,024            328
   Amounts owed by companies under common
    control......................................             80            118
                                                  -------------- --------------
                                                  (Pounds)20,002 (Pounds)16,034
                                                  ============== ==============

15. OTHER CURRENT LIABILITIES

                                                         AS OF JUNE 30,
                                                   ---------------------------
                                                       1996          1995
                                                   ------------- -------------
                                                        (IN THOUSANDS OF
                                                         BRITISH POUNDS)
   Obligations under hire purchase contracts(see
    note 17)...................................... (Pounds)  242 (Pounds)  180
   Warranty provisions............................         1,107           702
   Payments received on account...................         2,779         1,886
   Other creditors................................            46            36
   Other tax and social security..................           640         1,324
   Amount owed to companies under common control..            80           105
   Current installment due on medium-term loan....           400           400
                                                   ------------- -------------
                                                   (Pounds)5,294 (Pounds)4,633
                                                   ============= =============

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

16. NONCURRENT LIABILITIES

                                                            AS OF JUNE 30,
                                                       -------------------------
                                                          1996         1995
                                                       ----------- -------------
                                                           (IN THOUSANDS OF
                                                            BRITISH POUNDS)
   US mortgage loan................................... (Pounds) 38 (Pounds)   37
   Hire purchase installments due within five years...         287            66
   Long term element of DTI grant receivable..........          20            30
                                                       ----------- -------------
                                                               345           133
   UK medium-term bank loan...........................         400           800
   UK corporation tax.................................         203           406
                                                       ----------- -------------
                                                       (Pounds)948 (Pounds)1,339
                                                       =========== =============

  The UK bank loan is for a period of five years from May 20, 1993 and is repayable by equal semi-annual installments of (Pounds)200,000 from that date. The loan carries a fixed interest rate of 10.0025% per annum and is secured by a debenture over the assets of Electrotech Equipments Limited, Electrotech Limited and their subsidiaries.

  The mortgage loan in the United States is to be repaid in installments ending in 1998. Interest on the loan is charged at 9.75% per annum.

17. OBLIGATIONS UNDER HIRE PURCHASE CONTRACTS

  The maturity of these amounts is as follows:

                                                             AS OF JUNE 30,
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                            (IN THOUSANDS OF
                                                             BRITISH POUNDS)
   Amounts payable:
     Within one year.................................... (Pounds)244 (Pounds)195
     In two to five years...............................         287          71
                                                         ----------- -----------
                                                                 531         266
   Less: finance charges allocated to future periods....           2          20
                                                         ----------- -----------
                                                         (Pounds)529 (Pounds)246
                                                         =========== ===========

  Obligations under hire purchase contracts are analyzed as follows:

                                                             AS OF JUNE 30,
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                            (IN THOUSANDS OF
                                                             BRITISH POUNDS)
   Current obligations.................................. (Pounds)242 (Pounds)180
   Noncurrent obligations...............................         287          66
                                                         ----------- -----------
                                                         (Pounds)529 (Pounds)246
                                                         =========== ===========

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

18. DEFERRED TAXATION

                                                       AS OF JUNE 30,
                                             -----------------------------------
                                                1996        1995        1994
                                             ----------- ----------- -----------
                                              (IN THOUSANDS OF BRITISH POUNDS)
   At July 1................................ (Pounds)291 (Pounds)211 (Pounds) 59
   Charge for the year......................          76          80         152
                                             ----------- ----------- -----------
   At June 30............................... (Pounds)367 (Pounds)291 (Pounds)211
                                             =========== =========== ===========

  No provision has been made for the potential tax liability that would arise on the disposal of the freehold land and buildings at the revalued amount shown in the balance sheet. The potential tax liability at June 30, 1996 amounts to (Pounds)500,000 (1995: (Pounds)500,000), but no provision for this is required since the directors have no plans to dispose of the property in the foreseeable future and, in the event of a disposal, it is considered that no tax liability would arise after taking account of "rollover" relief.

  In addition, no provision has been made for the potential tax liability that would arise on the disposal of land and buildings on which Scientific Research Allowances have been claimed. The potential liability at June 30, 1996 amounts to (Pounds)246,000 (1995: (Pounds)246,000).

  Deferred taxation provided in the accounts and the amounts not provided are as follows:

                                      PROVIDED              NOT PROVIDED
                               ----------------------- -----------------------
                                   AS OF JUNE 30,          AS OF JUNE 30,
                               ----------------------- -----------------------
                                  1996        1995        1996        1995
                               ----------- ----------- ----------- -----------
                                      (IN THOUSANDS OF BRITISH POUNDS)
   Capital allowances in
    advance of depreciation... (Pounds)367 (Pounds)291 (Pounds)--  (Pounds)--
   Other timing differences...         --          --          246         246
                               ----------- ----------- ----------- -----------
                               (Pounds)367 (Pounds)291 (Pounds)246 (Pounds)246
                               =========== =========== =========== ===========

19. SHARE CAPITAL

                                                                   ELECTROTECH
                                ELECTROTECH EQUIPMENTS LIMITED       LIMITED
                                ------------------------------    --------------
                                  "A"            "B"
                                 VOTING       NON-VOTING
                                ORDINARY       ORDINARY              ORDINARY
                               SHARES OF      SHARES OF             SHARES OF
                             (Pounds)1 EACH (Pounds)1 EACH TOTAL  (Pounds)1 EACH COMBINED
                             -------------- -------------- ------ -------------- --------
                                                 (IN BRITISH POUNDS)
   Authorized at July 1,
    1994, June 30, 1995 and
    1996...................        82           9,918      10,000      575        10,575
                                  ===           =====      ======      ===        ======
   Issued and fully paid at
    July 1, 1994, June 30,
    1995 and 1996..........        82           9,918      10,000      570        10,575
                                  ===           =====      ======      ===        ======

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

20. REVALUATION RESERVE

                                                   AS OF JUNE 30,
                                      -----------------------------------------
                                          1996          1995          1994
                                      ------------- ------------- -------------
                                          (IN THOUSANDS OF BRITISH POUNDS)
   At July 1......................... (Pounds)2,333 (Pounds)2,384 (Pounds)2,435
   Less: amortization of revaluation
    surplus..........................            51            51            51
                                      ------------- ------------- -------------
                                              2,282         2,333         2,384
   Exchange difference arising on
    consolidation....................            26            46            37
                                      ------------- ------------- -------------
   At June 30........................ (Pounds)2,308 (Pounds)2,379 (Pounds)2,421
                                      ============= ============= =============

  The revaluation reserve arises on the valuation of freehold properties owned by a subsidiary company as valued by Chestertons on 6 June 1991. The valuation was carried out in accordance with the Statement of Asset Valuation Practice ("SAVP") notes issued by the Royal Institute of Chartered Surveyors and in particular, SAVP note 2:1.

21. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW/(OUTFLOW) FROM OPERATING ACTIVITIES

                                            YEAR ENDED JUNE 30,
                                ----------------------------------------------
                                     1996            1995            1994
                                --------------  --------------  --------------
                                      (IN THOUSANDS OF BRITISH POUNDS)
   Operating profit............ (Pounds)10,637  (Pounds) 4,446  (Pounds) 1,818
   Depreciation................          1,280             806             597
   Loss/(Profit) on sale of
    tangible fixed assets......             25             (12)            (11)
   Currency exchange
    differences................            (87)             37              21
   Increase in inventories.....         (4,697)         (2,638)         (5,387)
   Increase in accounts
    receivable.................         (3,968)         (8,622)         (1,967)
   Increase in current
    liabilities................          1,728           2,647           2,217
                                --------------  --------------  --------------
   Net cash inflow/(outflow)
    from operating activities.. (Pounds) 4,918  (Pounds)(3,336) (Pounds)(2,712)
                                ==============  ==============  ==============

22. SALE OF SUBSIDIARY UNDERTAKING

                                                   YEAR ENDED JUNE 30,
                                          --------------------------------------
                                             1996         1995          1994
                                          ----------- -------------  -----------
                                            (IN THOUSANDS OF BRITISH POUNDS)
   Net book value of assets sold
   Tangible fixed assets................  (Pounds)--  (Pounds)  151  (Pounds)--
   Non-cash equivalent working capital..          --          1,440          --
   Cash and cash equivalents............          --           (679)         --
                                          ----------- -------------  -----------
                                                  --            912          --
   Profit on disposal...................          --          5,040          --
                                          ----------- -------------  -----------
   Cash consideration (net of expenses).  (Pounds)--  (Pounds)5,952  (Pounds)--
                                          =========== =============  ===========

             ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

22. SALE OF SUBSIDIARY UNDERTAKING--(CONTINUED)

  The net inflow of cash and cash equivalents in respect of the sale of the subsidiary undertaking is as follows:

                                                   YEAR ENDED JUNE 30,
                                          -------------------------------------
                                             1996         1995         1994
                                          ----------- ------------- -----------
                                            (IN THOUSANDS OF BRITISH POUNDS)
   Cash consideration (net of expenses).. (Pounds)--  (Pounds)5,952 (Pounds)--
   Cash balance of subsidiary
    undertaking..........................         --            679         --
                                          ----------- ------------- -----------
                                          (Pounds)--  (Pounds)6,631 (Pounds)--
                                          =========== ============= ===========

23. ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS DURING THE YEAR

                                             YEAR ENDED JUNE 30,
                                 ----------------------------------------------
                                      1996            1995            1994
                                 --------------  --------------  --------------
                                       (IN THOUSANDS OF BRITISH POUNDS)
   Balance at July 1............ (Pounds)(1,023) (Pounds)(1,151) (Pounds) 3,244
   Net cash flow in the year....         (5,007)            128          (4,395)
                                 --------------  --------------  --------------
   Balance at June 30........... (Pounds)(6,030) (Pounds)(1,023) (Pounds)(1,151)
                                 ==============  ==============  ==============

24. ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS AS SHOWN IN THE BALANCE SHEET

                                       AS OF JUNE 30,
                                ------------------------------    CHANGE IN
                                     1996            1995            YEAR
                                --------------  --------------  --------------
                                      (IN THOUSANDS OF BRITISH POUNDS)
   Cash at bank and in hand.... (Pounds) 2,076  (Pounds) 1,568  (Pounds)   508
   Bank overdrafts.............         (8,106)         (2,591)         (5,515)
                                --------------  --------------  --------------
                                (Pounds)(6,030) (Pounds)(1,023) (Pounds)(5,007)
                                ==============  ==============  ==============

                                         AS OF JUNE 30,
                                  ------------------------------    CHANGE IN
                                       1995            1994           YEAR
                                  --------------  --------------  -------------
                                       (IN THOUSANDS OF BRITISH POUNDS)
   Cash at bank and in hand...... (Pounds) 1,568  (Pounds)   465  (Pounds)1,103
   Bank overdrafts...............         (2,591)         (1,616)          (975)
                                  --------------  --------------  -------------
                                  (Pounds)(1,023) (Pounds)(1,151) (Pounds)  128
                                  ==============  ==============  =============

                                        AS OF JUNE 30,
                                 -----------------------------    CHANGE IN
                                      1994           1993            YEAR
                                 --------------  -------------  --------------
                                      (IN THOUSANDS OF BRITISH POUNDS)
   Cash at bank and in hand..... (Pounds)   465  (Pounds)3,436  (Pounds)(2,971)
   Bank overdrafts..............         (1,616)          (192)         (1,424)
                                 --------------  -------------  --------------
                                 (Pounds)(1,151) (Pounds)3,244  (Pounds)(4,395)
                                 ==============  =============  ==============

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

25. ANALYSIS OF CHANGES IN LOAN FINANCING DURING THE YEAR

                                               YEAR ENDED JUNE 30,
                                    -------------------------------------------
                                        1996           1995           1994
                                    -------------  -------------  -------------
                                        (IN THOUSANDS OF BRITISH POUNDS)
   Total financing at July 1....... (Pounds)1,200  (Pounds)1,600  (Pounds)2,000
   Loan repayments.................          (400)          (400)          (400)
                                    -------------  -------------  -------------
   Total financing at June 30...... (Pounds)  800  (Pounds)1,200  (Pounds)1,600
                                    =============  =============  =============

26. PENSIONS

  Electrotech Equipments Limited, Electrotech Limited and their subsidiaries operate a pension scheme known as "The Electrotech Retirements Benefits Scheme" which undertakes to provide retirement benefits to participating employees based upon their final pensionable salary. The assets of the scheme are administered by the Trustees and are separate from those of the companies.

  Employer contributions to the scheme are made at rates recommended by a qualified actuary following his triennial valuation of the fund. At the date of the latest actuarial valuation, April 6, 1993, the market value of the assets of the scheme was (Pounds)4,562,000 which represented 145% of the benefits that had accrued to members, after allowing for expected future increases in earnings.

  The assumptions which have the most significant effect on the results of the valuation are those relating to the rate of return on investments and the rates of increase in salaries and pensions. It has been assumed that the investment return is 2% higher per annum than future salary and pension increases.

  Employer contributions to the scheme from July 1, 1994 to April 30, 1995 were made at the rate of 6% of pensionable salaries, and from May 1, 1995 at the rate of 8.8% of pensionable salaries.

  The group also makes contributions to a Group Personal Pension plan for employees who are not members of the final salary scheme. Total contributions to the group scheme and personal pension plan in the year ended June 30, 1996 amounted to (Pounds)298,000 (1995: (Pounds)242,000).

27. LEASING COMMITMENTS

  Electrotech had annual commitments under noncancelable operating leases as detailed below:

                                                         AS OF JUNE 30,
                             ----------------------------------------------------------------------
                                      1996                    1995                    1994
                             ----------------------- ----------------------- ----------------------
                               LAND &                  LAND &                  LAND &
                              BUILDINGS     OTHER     BUILDINGS     OTHER     BUILDINGS    OTHER
                             ----------- ----------- ----------- ----------- ----------- ----------
                                                (IN THOUSANDS OF BRITISH POUNDS)
   Leases which expire:
   In 1 year...............  (Pounds) 42 (Pounds) 57 (Pounds)--  (Pounds) 40 (Pounds)--  (Pounds) 8
   In 2 to 5 years.........           35         180         --           88         --          67
   In more than five years.          617         --          637         --          167        --
                             ----------- ----------- ----------- ----------- ----------- ----------
                             (Pounds)694 (Pounds)237 (Pounds)637 (Pounds)128 (Pounds)167 (Pounds)75
                             =========== =========== =========== =========== =========== ==========

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

28. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                               YEAR ENDED JUNE 30,
                                   ---------------------------------------------
                                        1996            1995           1994
                                   --------------  -------------- --------------
                                         (IN THOUSANDS OF BRITISH POUNDS)
   Profit for the financial year.  (Pounds) 6,307  (Pounds) 5,518 (Pounds)   989
   Shareholders' funds at
    beginning of year............          20,401          14,844         13,836
   Exchange difference on opening
    balance......................             (87)             39             19
                                   --------------  -------------- --------------
   Shareholders' funds at end of
    year.........................  (Pounds)26,621  (Pounds)20,401 (Pounds)14,844
                                   ==============  ============== ==============

29. DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES

  The combined financial statements are prepared under accounting principles generally accepted in the United Kingdom ("UK GAAP") which differ in certain respects from United States generally accepted principles ("US GAAP"). Differences estimated to have a significant effect on combined net income and shareholders' equity are set out below.

 Revaluation of Land and Buildings

  Certain land and buildings were revalued in 1991 on the basis of their value to the business and they are included in these combined financial statements at that valuation less subsequent depreciation. Under US GAAP, such revaluations would not be reflected in the financial statements. Land and buildings would be included at historical cost under US GAAP with depreciation computed on such cost.

 Deferred Taxation

  Provision is made for deferred taxation using the liability method on all material timing differences to the extent that it is probable that the liabilities will crystallize in the foreseeable future. Under US GAAP, as set out in Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", deferred taxation is generally provided on a full liability basis on all temporary differences.

 Pensions

  Under UK GAAP the cost of providing pensions is accounted for over the working lives of the employees in the scheme. Under US GAAP, FAS 87 requires that a specific actuarial approach is applied for measuring the pension cost, the objective of which is to recognize in each accounting period the cost of providing the pension benefits earned by employees in that period.

  The following is a summary of the effect of the above differences on profit for the financial year (net income) and equity shareholders' funds:

                                               YEAR ENDED JUNE 30,
                                     -----------------------------------------
                                         1996           1995          1994
                                     -------------  -------------  -----------
                                        (IN THOUSANDS OF BRITISH POUNDS)
   NET INCOME
   Profit for the financial year.... (Pounds)6,307  (Pounds)5,518  (Pounds)989
   Adjustments
     Depreciation adjustment as a
      result of revaluation.........            51             51           51
     Pensions (net of tax effect)...          (189)          (155)         (67)
                                     -------------  -------------  -----------
   Net income as adjusted to accord
    with US GAAP.................... (Pounds)6,169  (Pounds)5,414  (Pounds)973
                                     =============  =============  ===========

            ELECTROTECH EQUIPMENTS LIMITED AND ELECTROTECH LIMITED

                              AS OF JUNE 30, 1996

29. DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES--(CONTINUED)

 Environmental Cleanup

  An environmental survey is in the process of being completed in respect of all currently owned properties and previously and currently leased properties. For US GAAP purposes, an accrual of (Pounds)281,000 has been recorded as an adjustment in shareholders' equity, as reported.

                                                       AS OF JUNE 30,
                                                ------------------------------
                                                     1996            1995
                                                --------------  --------------
                                                      (IN THOUSANDS OF
                                                       BRITISH POUNDS)
   SHAREHOLDERS' EQUITY
   Shareholders' equity as reported............ (Pounds)26,621  (Pounds)20,401
   Adjustments
     Revaluation...............................         (2,542)         (2,542)
     Depreciation adjustment as a result of
      revaluation..............................            250             199
     Deferred taxation.........................           (246)           (246)
     Pensions (net of tax effect)..............         (1,287)         (1,287)
     Environmental reserve.....................           (281)           (281)
                                                --------------  --------------
   Shareholders' equity as adjusted to accord
    with US GAAP............................... (Pounds)22,515  (Pounds)16,244
                                                ==============  ==============

 Consolidated Cash Flow Statement

  The consolidated statements of cash flows prepared in accordance with UK GAAP present substantially the same information as that required under US GAAP. UK GAAP and US GAAP differ, however, with regard to classification of items within the statements and as regards the definition of cash and cash equivalents.

  Under US GAAP, cash and cash equivalents would not include bank overdrafts and borrowings with initial maturities of less than three months. Under UK GAAP, cash flows are presented separately for operating activities, servicing of finance and returns on investments, taxation, investing activities and financing activities. US GAAP, however, requires only three categories of cash flow activity to be reported: operating, investing and financing. Cash flows from taxation and servicing of finance and returns on investments shown under UK GAAP would be included as operating activities under US GAAP.

  The categories of cash flow activity under US GAAP can be summarized as follows:

                                            YEAR ENDED JUNE 30,
                                ----------------------------------------------
                                     1996            1995            1994
                                --------------  --------------  --------------
                                      (IN THOUSANDS OF BRITISH POUNDS)
   Cash inflows/(outflows)
    from operating activities.  (Pounds)     4  (Pounds)(3,604) (Pounds)(3,250)
   Cash (outflows)/inflows on
    investing activities......          (4,823)          4,132            (745)
   Cash outflows from
    financing activities......            (188)           (400)           (400)
                                --------------  --------------  --------------
   (Decrease)/increase in cash
    and cash equivalents......          (5,007)            128          (4,395)
   Cash and cash equivalents
    at July 1.................          (1,023)         (1,151)          3,244
                                --------------  --------------  --------------
   Cash and cash equivalents
    at June 30................  (Pounds)(6,030) (Pounds)(1,023) (Pounds)(1,151)
                                ==============  ==============  ==============

                                                                         ANNEX A

                               ----------------

                            SHARE PURCHASE AGREEMENT

                                     AMONG

                     PLASMA & MATERIALS TECHNOLOGIES, INC.,

                              ELECTROTECH LIMITED,

                        ELECTROTECH EQUIPMENTS LIMITED,

                             CHRISTOPHER D. DOBSON

                                      AND

               THE OTHER SHAREHOLDERS OF ELECTROTECH LIMITED AND
                         ELECTROTECH EQUIPMENTS LIMITED

                               ----------------

                           DATED AS OF JULY 17, 1996

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE I

PURCHASE AND SALE OF THE US SHARES AND ET SHARES...........................   1
  1.1  Purchase and Sale of Stock..........................................   1
  1.2  Shareholder's Warranty and Waiver...................................   1
  1.3  Consideration for US Shares.........................................   2
  1.4  Consideration for ET Shares.........................................   2
  1.5  Agreement of Shareholders...........................................   2

                                   ARTICLE II

CLOSING....................................................................   2
  2.1  Closing Date........................................................   2
  2.2  Deliveries of the Shareholders and ETE..............................   2
  2.3  Deliveries of Buyer.................................................   2

                                  ARTICLE III

REPRESENTATIONS AND WARRANTIES OF EACH OF THE SHAREHOLDERS.................   3
  3.1  Title to Shares.....................................................   3
  3.2  Authority...........................................................   3
  3.3  No Violation........................................................   3
  3.4  Brokers.............................................................   3
  3.5  No Agreements to Sell Shares........................................   3
  3.6  Regulation S Representations and Covenants..........................   4

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE MAJORITY SHAREHOLDER.................   5
  4.1  Corporate Organization..............................................   5
  4.2  Subsidiaries........................................................   5
  4.3  Share Capital; Title to ET Shares...................................   6
  4.4  Authority...........................................................   6
  4.5  No Violations or Consents...........................................   6
  4.6  Litigation..........................................................   7
  4.7  Financial Statements................................................   7
  4.8  No Liabilities......................................................   7
  4.9  Absence of Certain Changes or Events................................   8
  4.10 Insurance...........................................................   8
  4.11 Employee Benefits and Pension Scheme................................  10
  4.12 Material Contracts and Other Agreements.............................  10
  4.13 Suppliers and Customers.............................................  10
  4.14 Real Property.......................................................  10
  4.15 Condition of the Real Property; Rights of Use; Liabilities..........  10
  4.16 Compliance with Laws................................................  11
  4.17 Licenses and Permits................................................  11
  4.18 Title to Assets.....................................................  11
  4.19 Inventory...........................................................  11
  4.20 Backlog.............................................................  12
  4.21 Taxes...............................................................  12
  4.22 Environmental Matters...............................................  13
  4.23 Board of Directors and Shareholder Approval.........................  14
  4.24 Brokers; Certain Expenses...........................................  14

                                                                            PAGE
                                                                            ----
  4.25 No Agreements to Sell Companies.....................................  14
  4.26 Related-Party Transactions..........................................  15
  4.27 Employees; Labor Matters............................................  15
  4.28 Proprietary Rights..................................................  16
  4.29 Disclosure..........................................................  16

                                   ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER....................................  16
  5.1  Corporate Organization..............................................  16
  5.2  Subsidiaries........................................................  16
  5.3  Capital Stock.......................................................  17
  5.4  Buyer Shares........................................................  17
  5.5  Authority...........................................................  17
  5.6  No Violations or Consents...........................................  17
  5.7  Financial Statements and Reports....................................  18
  5.8  Litigation..........................................................  18
  5.9  Absence of Certain Changes or Events................................  18
  5.10 Insurance...........................................................  19
  5.11 Employee Benefits...................................................  19
  5.12 Employees; Labor Matters............................................  19
  5.13 Material Contracts and Other Agreements.............................  20
  5.14 Suppliers and Customers.............................................  20
  5.15 Compliance with Laws................................................  20
  5.16 Licenses and Permits................................................  21
  5.17 Title to Assets.....................................................  21
  5.18 Inventory...........................................................  21
  5.19 Backlog.............................................................  21
  5.20 Tax Returns and Audits..............................................  21
  5.21 Environmental and Safety Laws.......................................  22
  5.22 Board of Directors Approval.........................................  22
  5.23 Related-Party Transactions..........................................  22
  5.24 Proprietary Rights..................................................  23
  5.25 Real Property.......................................................  23
  5.26 Disclosure..........................................................  23
  5.27 Brokers.............................................................  23

                                   ARTICLE VI

COVENANTS AND AGREEMENTS...................................................  23
  6.1  Conduct of Business Prior to the Closing Date.......................  23
  6.2  Access to Properties and Records....................................  25
  6.3  Acquisition Proposals...............................................  25
  6.4  Proxy Statement and Meeting of Buyer's Shareholders.................  25
  6.5  Indemnification by Buyer............................................  26
  6.6  Indemnification by the Shareholders.................................  27
  6.7  General Indemnification Provisions..................................  27
  6.8  Best Efforts........................................................  28
  6.9  Consents............................................................  28
  6.10 No Transfer.........................................................  28
  6.11 Environmental Investigations........................................  28
  6.12 Delivery of Financial Statements and Other Documents................  28
  6.13 Additional Payments at Closing......................................  29

                                                                            PAGE
                                                                            ----
  6.14 Company Employee Benefits and Stock Options.........................  29
  6.15 Use of Company Information..........................................  30

                                  ARTICLE VII

CONDITIONS PRECEDENT.......................................................  30
  7.1  Conditions to Each Party's Obligations..............................  30
  7.2  Conditions to the Obligations of the Shareholders...................  30
  7.3  Conditions to the Obligations of Buyer..............................  31

                                  ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER..........................................  32
  8.1  Termination.........................................................  32
  8.2  Termination Fee; Expenses...........................................  32
  8.3  Effect of Termination...............................................  33
  8.4  Amendment...........................................................  33
  8.5  Waiver..............................................................  33
  8.6  Conduct Following Termination.......................................  33

                                   ARTICLE IX

MISCELLANEOUS..............................................................  33
  9.1  Survival............................................................  33
  9.2  Meaning of "Best Knowledge".........................................  33
  9.3  Notices.............................................................  33
  9.4  Headings; Agreement.................................................  34
  9.5  Publicity...........................................................  34
  9.6  Entire Agreement....................................................  35
  9.7  Conveyance Taxes....................................................  35
  9.8  Company Pre-Closing Dividends.......................................  35
  9.9  Advance of Reimbursable Expenses....................................  35
  9.10 Assignment..........................................................  35
  9.11 Counterparts........................................................  35
  9.12 Governing Law.......................................................  36
  9.13 Third Party Beneficiaries...........................................  36

EXHIBITS

 Exhibit A Schedule of Consideration
 Exhibit B Nigel Wheeler Employment Agreement
 Exhibit C Form of Opinion of Riordan & McKinzie
 Exhibit D Form of Registration Agreement
 Exhibit E Form of Noncompetition Agreement
 Exhibit F Form of Opinion of Veale Wasbrough

                           SHARE PURCHASE AGREEMENT

  SHARE PURCHASE AGREEMENT ("Agreement") dated as of July 17, 1996 among Plasma & Materials Technologies, Inc., a California corporation ("Buyer"), Electrotech Limited (registered no. 1373344), whose registered office is at Thornbury Laboratories, Littleton-Upon-Severn, Thornbury, Bristol, BS12-INP, United Kingdom ("ET"), Electrotech Equipments Limited (registered no. 939289), whose registered office is at Thornbury Laboratories, Littleton-Upon-Severn, Thornbury, Bristol, BS12-INP, United Kingdom ("ETE" and, together with ET, individually, a "Company," and collectively, the "Companies"), Christopher D. Dobson (the "Majority Shareholder") and the other shareholders of the Companies listed on Exhibit A hereto (individually, an "Other Shareholder" and collectively, the "Other Shareholders;" the Majority Shareholder and the Other Shareholders are sometimes herein collectively referred to as the "Shareholders").

                               R E C I T A L S :

  A. The Shareholders collectively own all of the issued and outstanding share capital of each of the Companies (collectively, the "ET Shares").

  B. ETE owns all of the issued and outstanding share capital of Energy Transfer Systems, Inc., a Delaware corporation ("ET-US").

  C. Buyer wishes to directly purchase, and ETE wishes to sell, all of the issued and outstanding share capital of ET-US (the "US Shares").

  D. Buyer wishes to purchase and the Shareholders wish to sell the ET Shares.

                              A G R E E M E N T :

  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

               PURCHASE AND SALE OF THE US SHARES AND ET SHARES

  1.1 Purchase and Sale of Stock.

    (a) Purchase and Sale of US Shares. Subject to the terms and conditions of this Agreement, immediately prior to the Closing (as defined below), ETE agrees to sell, assign, transfer and deliver to Buyer ownership of, with full title guarantee, the US Shares, together with all rights now or hereafter attaching thereto, and Buyer hereby agrees to purchase the same from ETE, for the consideration set forth in Section 1.3 below.

    (b) Purchase and Sale of ET Shares. Subject to the terms and conditions of this Agreement, at the Closing, each of the Shareholders agrees to sell, assign, transfer and deliver to Buyer ownership of, with full title guarantee, all ET Shares held of record or beneficially by each such Shareholder, as set forth opposite each Shareholder's name on Exhibit A hereto, together with all rights now or hereafter attaching thereto, and Buyer agrees to purchase the same from each Shareholder for the consideration set forth in Section 1.4 below.

  1.2 Shareholder's Warranty and Waiver. Each of the Shareholders warrants to Buyer that such Shareholder is entitled to sell and transfer to Buyer the full legal and beneficial ownership of the ET Shares held by him subject to the terms of this Agreement and that such shares are free and clear of any and all Encumbrances, as defined below. Each of the Shareholders hereby waives and agrees to procure the waiver of any restrictions on transfer, including without limitation, pre-emption rights, which may exist in relation to the ET Shares under the existing Articles of Association (the "Articles") of either of the Companies.

  1.3 Consideration for US Shares. The consideration for the sale, assignment, transfer and delivery of the US Shares to Buyer by ETE shall be Two Hundred Fifty Thousand Dollars (US$250,000), payable in cash.

  1.4 Consideration for ET Shares. The consideration for the sale, assignment, transfer and delivery of the ET Shares to Buyer (the "Purchase Price") shall be payable in cash and in shares of the Common Stock of Buyer, no par value per share ("Buyer's Common Stock"), as follows:

    (a) An aggregate of Seventy-Five Million Dollars (US$75,000,000), less the sum of the Employee Bonus Amount, the Dobson Noncompetition Fee, the Wheeler Bonus and the Dobson Negotiation Fee (all as defined in Section
  6.13 below), shall be payable by Buyer in cash at the Closing to each of the Shareholders in the respective individual amounts set forth opposite each Shareholder's name on Exhibit A hereto; and

    (b) Buyer shall deliver Five Million Six Hundred Thousand (5,600,000) shares (the "Buyer Shares") of Buyer's Common Stock. Such shares shall be delivered to each of the Shareholders in the respective individual amounts set forth opposite each Shareholder's name on Exhibit A hereto.

  1.5 Agreement of Shareholders. Each of the Shareholders hereby consents and agrees with the Companies, the other Shareholders and the Buyer to the allocation of the Purchase Price among the Shareholders in the manner set forth in Exhibit A hereto and each Shareholder additionally consents and agrees with the Companies, the other Shareholders and the Buyer to the payments to be made by or at the direction of the Buyer and the Companies pursuant to Section 6.13 hereof.

                                  ARTICLE II

                                    CLOSING

  2.1 Closing Date. Subject to the fulfillment of the conditions precedent specified in Article VII (any or all of which may be waived in writing by the respective parties whose performance is conditioned upon satisfaction of such conditions precedent), the purchase and sale of the ET Shares and the US Shares shall be consummated at a closing (the "Closing") to be held at the offices of Veale Wasbrough, Solicitors, Orchard Court, Orchard Lane, Bristol BS1 5DS, United Kingdom as soon as practicable, but no later than five (5) days, following the satisfaction or waiver of all conditions precedent specified in Article VII, or at such other time as Buyer and the Shareholders shall mutually agree after the satisfaction or waiver of all conditions precedent specified in Article VII, provided that in no circumstance shall the Closing occur on or after December 31, 1996 (such date and time being herein referred to as the "Closing Date").

  2.2 Deliveries of the Shareholders and ETE. At the Closing, each Shareholder shall deliver to Buyer, in form reasonably satisfactory to counsel for Buyer,
(a) duly completed and signed transfers in respect of the ET Shares in favor of Buyer or as Buyer shall direct, together with the relevant certificates for the ET Shares, and (b) all of the agreements, documents and instruments required to be delivered by such Shareholder. Additionally, at the Closing, ETE shall deliver to Buyer duly completed and signed transfers in respect of the US Shares in favor of Buyer or as Buyer shall direct, together with the relevant certificates for the US Shares.

  2.3 Deliveries of Buyer. At the Closing, Buyer shall deliver to Veale Wasbrough, counsel for the Shareholders, on behalf of each Shareholder (whose receipt shall be a good discharge for the same) (a) payment of the cash portion of the Purchase Price with respect to each Shareholder in accordance with Section 1.4(a) hereof by wire transfer of immediately available funds in the amount thereof, (b) certificates evidencing the Buyer Shares, registered in the name of each Shareholder in accordance with Section 1.4(b) hereof, and
(c) all of the agreements, documents and instruments required to be delivered to them at the Closing pursuant to this Agreement. Additionally, at the Closing, Buyer shall deliver to ETE payment of the cash amount set forth in
Section 1.3 hereof.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                          OF EACH OF THE SHAREHOLDERS

  Except as disclosed in the letter of disclosure (the "Shareholders Disclosure Letter") delivered to Buyer in connection herewith and initialled by the Buyer and each of the Shareholders for identification, each of the Shareholders severally and not jointly represents and warrants to, and agrees with, Buyer as follows:

  3.1 Title to Shares. Such Shareholder has good and marketable title, and full beneficial ownership, in and to the ET Shares shown as being held of record by such Shareholder on Exhibit A hereto, and such ET Shares are, and on the Closing Date will be, free and clear of any and all liens, security interests, mortgages, deeds of trust, pledges, claims, rights of first refusal, options, equities, encumbrances, restrictions, preemptive or subscription rights or other rights of third parties ("Encumbrances"). There are no voting trusts or other agreements, arrangements or understandings with respect to the voting of any of the ET Shares to which such Shareholder is a party. Upon the consummation of the transactions contemplated by this Agreement, including delivery by Buyer of the consideration set forth in
Section 1.4 hereof, Buyer will acquire good and marketable title to such ET Shares, free and clear of any and all Encumbrances.

  3.2 Authority. This Agreement has been duly executed and delivered by such Shareholder and constitutes the legal, valid and binding obligations of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

  3.3 No Violation. The execution, delivery and performance of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby will not (a) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Shareholder, (b) require the consent, waiver, approval or authorization of or any filing by such Shareholder with any person or governmental authority, or (c) violate, result (with or without notice or the passage of time, or both) in a breach of, or give rise to the right to terminate, accelerate or cancel any obligation under, or require the payment of any fee, or constitute (with or without notice or the passage of time, or both) a default under, any indenture, mortgage, lien, order, judgment, ordinance, regulation, decree or other agreement or instrument to which such Shareholder is subject or bound which, in any such case described in clauses
(a) through (c), could reasonably be expected to materially and adversely affect or interfere in any way with such Shareholder's ability to consummate the transactions contemplated by this Agreement, or (d) result in the creation of any Encumbrance upon any of the ET Shares shown as being held of record by such Shareholder on Exhibit A hereto. There are no actions, proceedings, claims, complaints, grievances or investigations pending or, to the knowledge of such Shareholder, threatened against such Shareholder that could be reasonably expected to materially and adversely affect such Shareholder's ability to consummate the transactions contemplated by this Agreement.

  3.4 Brokers. Such Shareholder has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.

  3.5 No Agreements to Sell Shares. Except as contemplated by this Agreement, such Shareholder has no legal obligation, absolute or contingent, to any other person, firm or entity to sell, directly or indirectly, capital stock, material assets or business of either Company or any Subsidiary or to effect any merger, consolidation, liquidation, dissolution, recapitalization or other reorganization of either Company or any Subsidiary or to enter into any agreement with respect thereto.

  3.6 Regulation S Representations and Covenants.

    (a) Such Shareholder understands and acknowledges that: (i) the Buyer Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities or blue sky laws, and may not be offered, sold, transferred, pledged or otherwise disposed of in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), unless they are registered under the Securities Act and any applicable state securities or blue sky laws in exemptions from such laws are available; and (ii) the Buyer Shares are being offered and sold in a manner intended to comply with the conditions contained in Regulation S, which permits securities to be sold in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions. Such Shareholder represents and warrants that he or she is not purchasing the Buyer Shares in any transaction or series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

    (b) Such Shareholder is not a "U.S. person" and is not acquiring the Buyer Shares for the benefit of any "U.S. person." Such Shareholder is knowledgeable, sophisticated and experienced in making, and qualified to make, decisions with respect to investments in securities such as the Buyer Shares and has requested, received, reviewed and considered all information he or she deems relevant in making a decision to acquire the Buyer Shares.

    (c) During the period of 40 days following the Closing (the "Restricted Period"), such Shareholder will not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Buyer Shares, or offer, sell, transfer, pledge or otherwise dispose of the Buyer Shares in the United States or to, or for the account or benefit of a "U.S. person." Any proposed offer, sale, transfer, pledge or other disposition of any of the Buyer Shares prior to the end of the Restricted Period will be subject to the prior delivery by the Shareholder to the Buyer of: (i) a written certification that the Buyer Shares have not been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person"; and (ii) a written certification of the proposed transferee, reasonably acceptable to the Buyer, confirming that such transferee is outside the United States, is not a "U.S. person," and that the transfer is otherwise permissible under Regulation S. Such Shareholder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge
  of) the Buyer Shares otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.

    (d) Such Shareholder acknowledges that if he or she sells all or any part of the Buyer Shares in the United States, he or she (and/or certain persons who participate in any such sale) may be deemed, under certain circumstances, to be an "underwriter," as defined in Section 2(11) of the Securities Act. Such Shareholder understands that he or she should consult with United States legal counsel prior to offering or selling all or any part of the Buyer Shares in the United States.

    (e) During the period that is five business days immediately prior to the Closing, such Shareholder will not, and from the Closing and through the expiration of the Restricted Period, such Shareholder will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transaction in or with respect to the Common Stock of Buyer or any other derivative security transaction, the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with such Shareholder's ownership of the Buyer Shares.

    (f) Such Shareholder acknowledges and agrees that the certificates evidencing the Buyer Shares shall have a legend substantially as follows:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CONTRACTUAL RESTRICTIONS PURSUANT TO WHICH, PRIOR TO [40 DAYS AFTER THE CLOSING] (THE "TERMINATION DATE"), NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY, A "DISPOSITION") OF THE SECURITIES

    REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS (A) THE DISPOSITION IS MADE OUTSIDE THE UNITED STATES AND TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON WHO IS NOT A "U.S. PERSON," AND (B) PRIOR TO SUCH DISPOSITION, THE BENEFICIAL OWNER OF SUCH SHARES AND THE PROPOSED TRANSFEREE SUBMIT A CERTIFICATION AS DESCRIBED IN THAT CERTAIN SHARE PURCHASE AGREEMENT PURSUANT TO WHICH THESE SECURITIES WERE ISSUED. SUCH CONTRACTUAL RESTRICTIONS TERMINATE ON, AND THIS LEGEND MAY BE REMOVED UPON PRESENTATION OF THIS STOCK CERTIFICATE TO THE TRANSFER AGENT OR THE ISSUER AT ANY TIME AFTER THE TERMINATION DATE."

    (g) Such Shareholder will be entitled to obtain from the Buyer's transfer agent (the "Transfer Agent") at any time from the first business day following the Restricted Period one or more substitute stock certificates without the restrictive legend described above upon surrender to the Transfer Agent of the stock certificate or certificates delivered pursuant to the preceding paragraph which, in the case of any holder subsequent to a Shareholder must be duly endorsed for transfer or surrender and, in any event, must be accompanied by payment of any amount necessary to be paid pursuant to any transfer tax or similar governmental charge relating to such transaction.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                          OF THE MAJORITY SHAREHOLDER

  Except as disclosed in the letter of disclosure (the "Company Disclosure Letter") delivered to Buyer in connection herewith and initialled by the Buyer and the Majority Shareholder for identification, the Majority Shareholder represents and warrants to Buyer as follows:

  4.1 Corporate Organization. Each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of England, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed could reasonably be expected, individually or in the aggregate, to have a material adverse effect upon the financial condition, prospects or results of operations of the Companies and the Subsidiaries considered as a whole (a "Company Material Adverse Effect"). True and complete copies of the Memorandum and Articles of each Company have been delivered to Buyer.

  4.2 Subsidiaries. A true and complete list of all direct and indirect subsidiaries other than the Dormant Subsidiaries (each, a "Subsidiary" and collectively, the "Subsidiaries") of each of the Companies is set forth in the Company Disclosure Letter. The Company Disclosure Letter also identifies the inactive subsidiaries of the Companies (the "Dormant Subsidiaries"). None of the Dormant Subsidiaries has any material assets or liabilities (contingent or absolute) and none presently engages in any business activity. Since March 31, 1996 no Company or Subsidiary has paid any amounts to any of the Dormant Subsidiaries, no amounts will be so paid at any time hereafter, and any net intercompany payables of the Company and its Subsidiaries to the Dormant Subsidiaries shall be forgiven or cancelled at the closing. As used in this
Article IV, references to a "Company" or the "Companies" shall, if appropriate given the context of the representations being made, include each relevant Subsidiary, even though no specific reference to any Subsidiary is so made. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, except that with respect to the U.K. Subsidiaries, such Subsidiaries have been duly registered in England and Wales under the Companies Act 1985. In each case such Subsidiaries have all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed could reasonably be expected, individually or in the aggregate, to have a Company Material Adverse

Effect. All of the issued shares of capital stock of each such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by one of the Companies, free and clear of any and all Encumbrances. Except with respect to the ownership of the Subsidiaries by the Companies, neither Company nor any Subsidiary owns, directly or indirectly, any stock, partnership interest, joint venture interest or other security, investment or interest in any other corporation, organization, partnership, limited liability company or entity.

  4.3 Share Capital; Title to ET Shares.

    (a) Capital Stock. As of the date hereof, the authorized share capital of
  (i) ET consists in its entirety of five hundred seventy five (575) shares of (Pounds)1 each, of which five hundred seventy (570) are issued and outstanding, and (ii) ETE consists in its entirety of ten thousand (10,000) shares of (Pounds)1 each, eighty-two (82) of which are Class A Shares and nine thousand nine hundred and eighteen (9,918) of which are Class B shares, all of which are issued and outstanding. All of the issued shares of each of the Companies have been duly authorized and validly issued and are fully paid and non-assessable and except as set forth in the Company Disclosure Letter, free of preemptive rights with respect thereto and were issued in compliance with all applicable securities laws and regulations. There are no voting trusts or other agreements, arrangements or understandings with respect to the voting of the shares of the Companies to which either Company or, to the best knowledge (as defined in Section 9.2 hereof) of the Companies, any other person is a party. There are no registration rights, subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued share capital or other securities of either of the Companies and there are no outstanding contractual obligations of either of the Companies to repurchase, redeem or otherwise acquire or sell, issue or otherwise transfer any of the share capital thereof.

    (b) Title to Shares. Exhibit A hereto sets forth the record ownership of the ET Shares. To the best knowledge of the Companies, (i) each Shareholder has good and marketable title in and to the respective ET Shares set forth opposite such Shareholder's name on Exhibit A hereto, (ii) the ET Shares are, and on the Closing Date will be, free and clear of any and all Encumbrances, and (iii) on the Closing, upon consummation of the transactions contemplated by this Agreement, including delivery by Buyer of the consideration set forth in Sections 1.3 and 1.4 hereof, Buyer will acquire good and marketable title to all of the ET Shares and the US Shares, free and clear of any and all Encumbrances.

  4.4 Authority. Each Company has the full corporate power and authority to execute and deliver this Agreement and each other agreement contemplated hereby, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby. The execution, delivery and performance by each Company of this Agreement and the consummation of the transactions contemplated on its part hereby have been duly authorized by its Board of Directors and by the shareholders thereof, and no other corporate proceedings on the part of either Company are necessary to authorize the execution and delivery of this Agreement by such Company to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Company and constitutes the legal, valid and binding obligations of each Company, enforceable against each Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each other agreement to be executed in connection with this Agreement on or prior to the Closing Date will be duly executed and delivered by each Company, and will constitute a legal, valid and binding obligation of each Company, enforceable against each Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

  4.5 No Violations or Consents. The execution, delivery and performance of this Agreement by the Companies and the consummation by them of the transactions contemplated hereby will not (a) violate or conflict with any provision of any law specifically applicable to their business or by which any property or asset of theirs is bound, (b) require the consent, waiver, approval, license or authorization of or any filing by them with any public authority (other than (i) if necessary, the filing of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and applicable U.K./EEC antitrust statutes, and (ii) any other filings and approvals expressly contemplated by this Agreement), (c) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any property or asset of theirs pursuant to any provision of any charter or by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which either of the Companies are subject or by which either Company or its respective properties or assets are bound, or (d) result in a loss or adverse modification of any license, permit, certificate, franchise or contract granted to or otherwise held by either of the Companies which, in any such case described in clauses (a) through (d), could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  4.6 Litigation. There are no actions, proceedings, claims, complaints, grievances, investigations or unfair labor practice complaints or grievances or investigations (collectively, "Actions") pending or, to the best knowledge of the Companies, threatened against either Company, any Subsidiary or any of their assets or properties before any court or governmental or regulatory authority or body or arbitrator (an "Authority") which could reasonably be expected to have a Company Material Adverse Effect. There are no Actions pending or, to the knowledge of the Companies, threatened against either Company or any Subsidiary that could be reasonably expected to materially and adversely affect on their part the consummation of the transactions contemplated by this Agreement. None of the assets or property of either Company or any Subsidiary is subject to any order, judgment, injunction, writ or decree, which could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  4.7 Financial Statements. Each Company has previously delivered to Buyer its financial statements for the years ended June 30, 1991, 1992, 1993, 1994 and 1995, as audited by Watts Gregory & Daniel, which financial statements included (a) a consolidated profit and loss account for the year then ended,
(b) a consolidated balance sheet as at such date, (c) a company balance sheet as at such date, (d) a consolidated cash flow statement for the year then ended, (e) a consolidated schedule of tangible fixed assets as at such date,
(f) a company schedule of tangible fixed assets as at such date and (g) notes to the accounts for the year then ended (collectively, the "Audited Financial Statements"). Each Company has also previously delivered to Buyer its unaudited management accounts at March 31, 1996 (the "Unaudited Financial Statements," and collectively with the Audited Financial Statements, the "Financial Statements"). The Audited Financial Statements give a true and fair view of the Companies as at the date (the "Accounting Date") on which such accounts were made up and of the profits of each of the Companies for the accounting reference period ending on that date, comply with all current SSAP's applicable to a United Kingdom company and with the requirements of the Companies Act 1985 and with all other applicable legislation, and each of the said Audited Financial Statements properly reflect the financial position of each of the Companies as at the relevant Accounting Date and were prepared in accordance with the historical cost convention. "SSAP" for this purpose means a Statement of Standard Accounting Practice in force at the relevant Accounting Date as issued by the Institute of Chartered Accountants in England and Wales. The Unaudited Financial Statements have been prepared in accordance with the books and records of the Companies, contain no material inaccuracies, and follow the same principles as consistently applied to the Audited Financial Statements.

  4.8 No Liabilities. Neither Company nor any Subsidiary has any material liabilities, obligations or commitments of any nature (whether absolute, accrued, contingent or otherwise and whether matured or unmatured), including without limitation, any liabilities due or to become due to any taxing authority having jurisdiction over such entities, except (a) liabilities reflected in, reserved against, or disclosed in the footnotes of, the balance sheet of such Company or Subsidiary at March 31, 1996 included in the Unaudited Financial

Statements, and (b) liabilities, obligations or commitments incurred since March 31, 1996 in the ordinary course of such Company's or Subsidiary's business or that are not material to the business of the Companies and the Subsidiaries, taken as a whole.

  4.9 Absence of Certain Changes or Events. Since March 31, 1996, each of the Companies and the Subsidiaries have conducted their respective businesses in the ordinary course and, except pursuant to this Agreement and the transactions contemplated hereby, there has not been any:

    (a) material adverse change in the financial condition, assets, liabilities, business, operations, results of operations or prospects of either Company or any Subsidiary or any other event or condition which in any one case or in the aggregate has materially and adversely affected either Company or any Subsidiary or any event or condition which it is reasonable to expect will individually or in the aggregate materially adversely affect the Companies and the Subsidiaries taken as a whole (any such event being herein referred to as a "Company Material Adverse Change");

    (b) declaration, waiver or payment of any dividend or other distribution or payment (whether in cash, shares or property) with respect to the share capital of either Company or any Subsidiary, or any redemption, purchase or other acquisition of any of the securities of any Company or Subsidiary, or any other payment to any shareholder of any Company or Subsidiary in its capacity as a shareholder;

    (c) issuance by either Company or any Subsidiary of, or commitment by any of them to issue, any share capital or obligations or any securities convertible into or exchangeable or exercisable for shares or other securities; or

    (d) indebtedness for borrowed money incurred by either Company or any Subsidiary or any commitment to incur indebtedness for borrowed money entered into by such Company or Subsidiary, or any loans made or agreed to be made to such Company or Subsidiary other than pursuant to commitments or credit facilities existing on March 31, 1996 and described in the Unaudited Financial Statements (or replacements thereof described in the Company Disclosure Letter).

  4.10 Insurance. Each Company and Subsidiary has in full force policies of insurance issued by insurers of good repute insuring it and its properties and business against such losses and risks, and in such amounts, as in its best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources. No Company or Subsidiary is in default with respect to any material provision contained in any insurance policy, and none has failed to give any notice or present any existing claims it has under its insurance policies in a timely fashion.

  4.11 Employee Benefits and Pension Scheme.

    (a) Except as set forth in the Company Disclosure Letter, there are no agreements, arrangements, customs or practice (whether legally enforceable or not) in operation for the provision of, or payment or contributions towards, and no Company or Subsidiary has any liability or obligation to pay, any "relevant benefits" (as defined in Section 612 of the United Kingdom Income and Corporation Taxes Act 1988 (the "Taxes Act of 1988")), pensions, gratuities, allowances, lump sums or other like benefits on or after retirement or death or during periods of sickness, accident, incapacity or disablement for the benefit of any employee or former employee of either Company or of any Subsidiary (each, an "Employee") or such Employee's dependents, nor has any proposal been announced or promise made to establish any such agreement, arrangement or practice.

    (b) There have been disclosed to Buyer true and correct copies of (i) the current trust deed and rules governing the Companies' Retirement Benefit Scheme (the "Company's Scheme"), including deeds of alteration, (ii) the current explanatory booklet issued to members of the Company's Scheme,
  (iii) all announcements to members of the Company's Scheme (or to Employees concerning the Company's Scheme) other than announcements to members of the Company's Scheme generally which have been fully incorporated into the documents referred to in paragraph (d)(i) and (ii),
  (iv) the latest trustee's report and the latest financial statements of the Company's Scheme (the "Accounts"), (v) the most recent schedule of member benefits, indicating the number of Employees who are members of the Company's Scheme, category of membership, pensionable salary, prospective pension and death in service benefits and pension paid, (vi) schedules of Employees, indicating name, sex, date of birth, date of joining the Companies or a Subsidiary, and current salary and (vii) schedules of benefit structures indicating the relevant benefits provided or to be provided for Employees under the Company's Scheme in respect of all different categories of membership.

    (c) To the best knowledge of the Companies, the pension arrangements of each Company and Subsidiary, including without limitation, the Company's Scheme (collectively, the "Pension Arrangements"), have, at all times, been administered in all material respects in accordance with all applicable laws, rules and regulations.

    (d) To the best knowledge of the Companies, no discretion or power has been exercised under the Company's Scheme in respect of the Employees to at any time provide benefits in excess of those specifically provided for in the Company's Scheme.

    (e) No undertaking or assurance (whether or not constituting a legal binding commitment) has been given to any Employee about the continuation of the Company's Scheme or any alteration to or exception from its terms or the increase or improvement of benefits.

    (f) There are not, at the date of this Agreement, any outstanding contributions due to or under any Pension Arrangement, or that may become due to or under any Pension Arrangement with respect to any period prior to the Closing, from any Company or Subsidiary or any Employee or former Employee, except with respect to any such outstanding contributions that have been reserved against in the Financial Statements or that have occurred in the ordinary course of business since April 1, 1996.

    (g) The Company's Scheme is exempt approved (within the meaning of Section 592(1) of the Taxes Act of 1988) and is contracted out (for the purposes of the Pension Schemes Act 1993) and, to the best knowledge of the Companies, there are not facts or circumstances which may cause the withdrawal of approval by the Inland Revenue or cancellation of the contracted out status by the Occupational Pensions Board.

    (h) In respect of any of the Employees: there are no Actions in progress, pending or, to the best knowledge of the Companies, threatened against the Company's Scheme, any of the Companies or Subsidiaries or any of their trustees; and, to the best knowledge of the Companies, there are no investigations, inquiries, complaints or disciplinary proceedings by or before any government body or the Pensions Ombudsman concerning the Company's Scheme and none are pending or threatened.

    (i) To the best knowledge of the Companies, the Company's Scheme has and the Companies and Subsidiaries and the trustee to the Company's Scheme and the Employees have in relation to the each Pension Arrangement in all material respects performed, observed and complied with, and each such Pension Arrangement has been administered in all material respects in accordance with, all requirements of all applicable laws, including without limitation, all relevant statutes and subordinate legislation of the United Kingdom and all relevant provisions of the law of the European Union, all applicable laws in relation to the trusts, powers and provisions of each such Pension Arrangement and all regulations, orders, contracts, agreements, licenses or obligations of whatsoever nature, including without limitation, requirements of the United Kingdom Inland Revenue or the Occupational Pensions Board and of trust law, which affect each such Pension Arrangement or its operation; and all exercises or purported exercises of powers or discretions in relation to each such Pension Arrangement, including without limitation, the power of amendment, have been in all material respects proper and valid exercises of those powers or discretions.

  4.12 Material Contracts and Other Agreements. The Company Disclosure Letter discloses (a) all agreements or contracts whether or not fully performed pursuant to which either Company or any Subsidiary has since July 1, 1995 acquired or disposed of any business or assets exceeding (Pounds)75,000 in value, other than sales of inventory or contracts with suppliers, each in the ordinary course of business; (b) all agreements containing covenants not to compete on the part of either Company or any Subsidiary or otherwise restricting the ability of such Company or Subsidiary in any material way to engage in its business; (c) all material notes, mortgages, indentures, letters of credit, guarantees, performance bonds and other obligations and agreements and other instruments for or relating to any lending or borrowing (including assumed debt) entered into by either Company or any Subsidiary or pursuant to which any properties or assets of any Company or Subsidiary are pledged or mortgaged as collateral; and (d) all agreements to which any of the Companies or Subsidiaries is a party containing provisions restricting or providing exclusive rights with respect to the development, manufacture or marketing of products which, after the Closing, would be applicable to the business or products of the Buyer or Buyer's Subsidiary (as defined in Section 5.2) by reason of the transactions contemplated by this Agreement.

  4.13 Suppliers and Customers. The Companies have delivered to Buyer a list which accurately sets forth (a) the ten (10) largest suppliers of the Companies and the Subsidiaries (considered as a whole) for the nine months ended March 31, 1996 (the "Large Suppliers"), (b) the amount of all payments made to each Large Supplier for such fiscal period, (c) the ten (10) largest customers or groups of related customers of the Companies and the Subsidiaries (considered as a whole) for the nine months ended March 31, 1996 (the "Large Customers") and (d) the amount of all payments made by such Large Customers for such fiscal period. No supplier is a sole source of supply of any good or service used by the Companies or by any Subsidiary. None of the Large Suppliers or Large Customers has canceled or otherwise terminated, or threatened in writing, by notice to any Company or Subsidiary, to cancel or otherwise terminate, its relationship with either Company or with any Subsidiary or, since March 31, 1996, decreased materially, or threatened to decrease or limit materially, its services, supplies or materials to either Company or any Subsidiary or its usage or purchase of the products or services of such Company or Subsidiary, which, in any case, would result in a Company Material Adverse Change.

  4.14 Real Property. The Company Disclosure Letter sets forth all freehold and leasehold real property of the Companies. All such freehold and leasehold real property is collectively referred to herein as the "Real Property." The Real Property comprises all land and premises owned, occupied or used by, or in the possession of, the Companies and Subsidiaries. The Companies have good and marketable title to the freehold Real Property, and true and correct copies of all leases concerning the leasehold Real Property have been delivered to the Buyer. There is appurtenant to the Real Property each right and easement necessary in all material respects for its existing and continued use.

  4.15 Condition of the Real Property; Rights of Use; Liabilities.

    (a) Neither the Real Property nor any of its title deeds is subject to an encumbrance, agreement, obligation, condition, right, easement, exception, reservation, overriding interest (as defined in sub-section 70(1) of the Land Registration Act 1925) or other interest. There is no person in possession or occupation of, or who has or claims a right or interest of any kind in, the Real Property adversely to any Company's or Subsidiary's interest.

    (b) No Action concerning any Real Property is pending or, to the best knowledge of any Company or Subsidiary, threatened. To the best knowledge of each Company and Subsidiary, no matter exists which may give rise to a proceeding of that type. To the best knowledge of the Companies, there is no outstanding notice affecting the Real Property.

    (c) To the best knowledge of each Company and Subsidiary, there is no resolution or proposal for compulsory acquisition of the Real Property by a local or other authority.

    (d) Subject to the terms and conditions of the applicable leasehold agreements, where any Company or Subsidiary holds Real Property under a lease, tenancy or license, no person, including without limitation, the landlord or licensor, may bring the term to an end before the expiry of the lease, tenancy or license by effluxion of time (except by forfeiture). Subject to the terms and conditions of the applicable leasehold agreements, to the best knowledge of the Companies there is no matter which could (i) entitle or require a person, including without limitation, a landlord or licensor, to forfeit or enter on, or take possession of, or occupy, the Real Property, (ii) restrict or terminate the Company's or Subsidiary's continued and uninterrupted possession or occupation of the Real Property or (iii) prevent or restrict the Real Property's development for which planning permission has been or is expected to be obtained. No rent or fee payable in respect of any of the Real Property is, as of the date hereof, being reviewed except where such reviews could not reasonably be expected to result in rent increases exceeding (Pounds)150,000 annually, in the aggregate. No person, including without limitation, a landlord or licensor, has elected to waive an exemption from payment by any Company or Subsidiary of value added tax in respect of a payment made under the lease, tenancy or license.

  4.16 Compliance with Laws. The Companies and the Subsidiaries are in compliance with applicable laws, statutes, ordinances, rules and regulations, orders or other requirements, including without limitation, applicable franchise, building, planning, health, environmental, sanitation, safety, employment relations and other laws, ordinances or regulations, other than violations, if any, which, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect. Neither Company nor any Subsidiary has received any notice from any person asserting a present or past failure by either Company or any Subsidiary to comply in any material respect with such laws, statutes, ordinances, rules, regulations, orders or other requirements.

  4.17 Licenses and Permits. Each Company and Subsidiary has all material governmental or regulatory licenses, permits and authorizations (all of which are in full force and effect) reasonably necessary to conduct its business as it is now being conducted, except for such governmental or regulatory licenses, permits and authorizations the absence of which could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and none of such governmental or regulatory licenses, permits and authorizations will be impaired as a result of the transactions contemplated by this Agreement, except in any case that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No Company or Subsidiary has received any notice to the effect that, or otherwise been advised that, it is not in compliance with, or that it is in violation of, any such governmental or regulatory licenses, permits and authorizations in a manner that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and, to the best knowledge of each Company and Subsidiary, there are no currently existing circumstances that are likely to result in a failure of any Company or Subsidiary to comply with, or in a violation by any Company or Subsidiary of, any such governmental or regulatory licenses, permits or authorizations that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

  4.18 Title to Assets. The Companies and the Subsidiaries have good and marketable title to all of the owned tangible personal property used in the conduct of their businesses, free and clear of all Encumbrances, except for assets disposed of in the ordinary course of business. Each Company and each Subsidiary has good and valid leasehold title to all leased tangible personal property leased by it from third parties, free and clear of all Encumbrances, except for imperfections which individually or in the aggregate could not reasonably be expected to cause a Company Material Adverse Effect, and subject to the rights of the lessor in and to such tangible personal property as is subject to hire, leasing or rental agreements.

  4.19 Inventory. The value at which the inventory of each Company and Subsidiary is carried on each Company's consolidated balance sheet for the fiscal year ended June 30, 1995 (the "Consolidated Balance Sheet") and each Company's consolidated balance sheet for the quarter ended March 31, 1996 (the "March Balance Sheet"), as included in the Financial Statements, reflects the customary inventory valuation policy of each Company and its Subsidiaries and is in accordance with SSAP and the Companies Act 1985. Since March 31, 1996, the Companies and the Subsidiaries have in all material respects continued to replenish their inventory in the ordinary course of business consistent with past practice, and have not made any material change in their inventory policies or procedures.

  4.20 Backlog. The Companies have delivered to Buyer a description of each Company's and, to the extent applicable, each Subsidiary's backlog of orders believed firm at March 31, 1996, indicating each applicable customer, purchase order, type of product(s), scheduled shipment date(s), dollar amount(s) of scheduled shipment(s) and customer deposits or payments, if any, made with respect thereto.

  4.21 Taxes.

    (a) The Audited Financial Statements and, based upon information then available and reasonably believed to be adequate, the Unaudited Financial Statements, make full provision for all taxation for which each Company and Subsidiary was at each applicable Accounting Date or thereafter became or may hereafter become liable or accountable in respect of or by reference to any income, profit, receipt, gain, transaction, agreement, distribution or event which was earned, accrued, received, realized, entered into, paid, made or accrued on or occurred before such Accounting Date and proper provision was made therein for deferred taxation in accordance with SSAP, and each Company and Subsidiary has promptly paid or fully provided in its books of account for all taxation for which it has or may hereafter become liable or accountable in the period from the Accounting Date to closing.

    (b) All returns, computations and payments which should be or should have been made by each Company and Subsidiary for any taxation purpose have been made within the requisite periods and are up-to-date, correct and on a proper basis.

    (c) Since the relevant Accounting Date no further liability or contingent liability for taxation on any Company or Subsidiary has arisen or is likely to or will arise otherwise than as a result of transactions (not including distributions) entered into by such Company or Subsidiary in the ordinary course of trading after the relevant Accounting Date.

    (d) No Company or Subsidiary is aware of any circumstance which will or may, whether by lapse of time or the issue of any notice of assessment or otherwise, give rise to any dispute with any relevant taxation authority in relation to its liability or accountability for taxation, any claim made by it, any relief, deduction or allowance afforded to it, or in relation to the status or character of each Company and Subsidiary (whether as to its status as an unquoted trading private close company or as a member of any group) under or for the purpose of any provision of any legislation relating to taxation.

    (e) Each Company and Subsidiary has in all material respects duly deducted and accounted for all amounts which it has been obliged to deduct or withhold in respect of taxation and, in particular, has properly operated the PAYE system, by deducting tax, as required by applicable law, from all payments made, or treated as made, to its employees or former employees, and in all material respects accounted to the Inland Revenue for all tax so deducted and for all tax chargeable on benefits provided for its Employees or former Employees.

    (f) Each Company and Subsidiary is not nor will it become liable in any material respect to pay or make reimbursement or indemnity in respect of any taxation (or amounts corresponding thereto) in consequence of the failure by any person (other than either Company or any Subsidiary (the "Group")) to discharge that taxation within any specified period or otherwise, where such taxation relates to a profit, income or gain, transaction, event, omission or circumstance arising, occurring or deemed to arise or occur (whether wholly or party) prior to closing.

    (g) Each Company and Subsidiary has not since the relevant Accounting Date incurred nor has it become liable to incur after that date any material expenditure which will not be wholly deductible in computing its taxable profits, except for expenditure on the acquisition of an asset to be held otherwise than as stock-in-trade.

    (h) If any Company or Subsidiary is or any time during the six (6) years ended on March 31, 1996 has been a close company within the meaning of Sections 414 and 415 of the Taxes Act of 1988, no apportionment within Sections 423-430 of the Taxes Act of 1988 and Schedule 19 to the Taxes Act of 1988 has ever been made or threatened against any Company or Subsidiary nor are there circumstances under which any apportionment could be made; no loan or advance within Sections 419, 420 or 422 of the Taxes Act of 1988 has ever been made by any Company or Subsidiary; and each Company and Subsidiary has at all times been a "trading company" or a "member of a trading group" within paragraph 7 of
  Schedule 19 to the Taxes Act of 1988.

    (i) Each Company and Subsidiary has not since March 31, 1996 made or received or agreed to make or receive any material surrender relating to group relief or the benefit of advance corporation tax otherwise than to or from another company in the Group.

    (j) Except solely with respect to profit or gain accruing to ETE by reason of the sale of the US Shares hereunder, the execution or completion of this Agreement will not result in any profit or gain being deemed to accrue to any Company or Subsidiary for taxation purposes.

    (k) Each Company and Subsidiary has not in the six (6) years ended on the date of this Agreement carried out or been engaged in any material transaction or arrangement in respect of which there may be substituted for the actual consideration given or received by any Company or Subsidiary a different consideration for any taxation purposes.

    (l) No Company or Subsidiary nor any other person has made any claim for roll-over relief or any other claim which affects or could affect the amount of the chargeable gains or allowable losses which would, but for such claim, arise on a disposal by the relevant Company of any of its assets.

    (m) Each Company and Subsidiary has duly registered and is a taxable person for the purposes of value added tax. Each Company and Subsidiary is not and has not been, for such purposes, a member of any group of companies (other than the Group), and no act or transaction has been effected in consequence whereof the Company is or may be held liable for any material value added tax chargeable against some other company except where that other company is a company in the Group.

    (n) No Company or Subsidiary has obtained any exemption or relief from United Kingdom stamp duty or capital duty which has become liable to forfeiture or obtained such exemption or relief in respect of a transaction carried out within the period in which it may become liable to forfeiture.

    (o) No Company or Subsidiary has given or been required to give any security for taxation.

    (p) No Company or Subsidiary has been or is now a party to any material transaction or arrangement containing steps inserted without any commercial or business purpose nor has it or any of its associates applied to the United Kingdom Inland Revenue or any other taxation authority for any clearance for taxation purposes in relation to any transaction or arrangement involving the relevant Company or Subsidiary.

    (q) In this subsection 4.21, "taxation" shall mean all forms of taxation, dues, duties, imposts, levies and rates of the United Kingdom or any other jurisdiction whenever and wheresoever charged, imposed or deducted together with all costs, charges, interests, penalties, fines relating to or arising in connection with any and all such taxes, dues, duties, imposts, levies and rates or any actual claim in respect thereof, including without limitation, income tax, PAYE, national insurance contributions, corporation tax, advance corporation tax, capital gains tax, value added tax, customs and other import duties, stamp duty, stamp duty reserve tax, withholding tax, capital duty, capital transfer tax and inheritance tax and any liability arising under Section 601 of the Taxes Act of 1988.

    (r) Notwithstanding anything contained herein to the contrary, each of the representations and warranties contained in this Section 4.21 shall only relate to those events, facts, conditions or circumstances that have or could reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect.

  4.22 Environmental Matters.

    (a) To the best knowledge of each Company and Subsidiary, no land or other asset owned occupied, possessed or used by any Company or Subsidiary on or at any time before the date of this Agreement (i) contains or has contained (in the case of land, above or below ground) a hazardous substance or article, waste or other pollutant or contaminant, (ii) is or has been used for the deposit, storage, treatment or disposal or waste or sewage or (iii) is referred to or listed in a register of polluted or contaminated land, and no matter exists which might give rise to an entry in such a register.

    (b) To the best knowledge of each Company and Subsidiary, each Company and Subsidiary has obtained and received no notice of breach of the terms and conditions of each governmental or regulatory license, permit or authorization (collectively, the "Environmental Permits"), and all applicable legal and administrative requirements, concerned with the pollution or protection of the environment (including the disposal of waste) or harm to or the protection of the health of humans, animals or plants. No Company or Subsidiary is aware of any expenditure or work which is or will be necessary to comply with, maintain or obtain any such Environmental Permit. To the best knowledge of each Company and Subsidiary, no release or discharge or a hazardous substance or article, waste, sewage or other pollutant or contaminant has exceeded an allowed quota or limit prescribed or specified under any applicable legal or administrative requirement or in a condition to an Environmental Permit.

    (c) No Company or Subsidiary and, to the best knowledge of each Company and Subsidiary, no person for whose acts or defaults the relevant Company or Subsidiary may be vicariously liable is involved, or has during the five
  (5) years ending on the date of this Agreement been involved, in a civil, criminal, arbitration, administrative or other proceeding concerned with the pollution or protection of the environment, or harm to or the protection of the health of humans, animals or plants in any relevant jurisdiction. No civil, criminal, arbitration, administrative or other proceeding of that type is pending or, to the best knowledge of any Company or Subsidiary, threatened by or against any Company or Subsidiary or a person for whose acts or defaults any Company or Subsidiary may be vicariously liable. To the best knowledge of each Company and Subsidiary, no matter exists which might reasonably be expected to give rise to a proceeding of that type.

    (d) There is and has been no governmental or other investigation, enquiry or disciplinary proceeding relating to the pollution or protection of the environment, or harm to or the production of the health of humans, animals or plants, concerning any Company or Subsidiary and none is pending or, to the best knowledge of any Company or Subsidiary, threatened. To the best knowledge of each Company and Subsidiary, no matter exists which might give rise to an investigation, enquiry or proceeding of that type.

    (e) To the best knowledge of each Company and Subsidiary, no Company or Subsidiary has a liability (actual or contingent, or which might hereafter arise) to make good, repair, re-instate or clean up land or any other asset on or before the date of this Agreement owned, occupied, possessed or used by the relevant Company or Subsidiary.

    (f) Notwithstanding the foregoing, each of the representations or warranties contained in clauses (a) through (e) above shall only relate to those events, facts, conditions or circumstances that have or could be reasonably expected to have, either individually or in the aggregate, a Company Material Adverse Effect.

  4.23 Board of Directors and Shareholder Approval. The Board of Directors of each Company has unanimously approved the transactions contemplated by this Agreement. Such actions of the Board of Directors remain in full force and effect and no other action on the part of the Board of Directors or shareholders of any Company or Subsidiary shall be necessary to consummate the transactions contemplated by this Agreement.

  4.24 Brokers; Certain Expenses. Except with respect to investment banking fees payable to Hambrecht & Quist (in the amount previously disclosed to the Buyer by the Companies which will be paid by Buyer at the Closing) and the payment to be made by the Company referred to in Section 6.13(iii), no Company or Subsidiary has paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.

  4.25 No Agreements to Sell Companies. Except as contemplated by this Agreement, no Company or Subsidiary has any legal obligation, absolute or contingent, to any other person, firm or entity to sell, directly or indirectly, capital stock, material assets (other than inventory in the ordinary course of business) or business of either Company or any Subsidiary or to effect any merger, consolidation, liquidation, dissolution, recapitalization or other reorganization of either Company or any Subsidiary or to enter into any agreement with respect thereto.

  4.26 Related-Party Transactions. Except as described in the Company Disclosure Letter, since July 1, 1993 no director or executive officer of any Company or Subsidiary, nor any security holder owning more than 5% of the outstanding shares of either Company, nor any Associate or member of the immediate family of the foregoing persons (a) has engaged in any transaction, or series of similar transactions, to which either Company or any Subsidiary was or is to be a party, in which the amount involved exceeded or exceeds US$60,000, except in respect of compensation for services rendered as an employee in the ordinary course of business, (b) has owned, of record or beneficially, in excess of a 10% equity interest in, any business or professional entity that has made payments to, or received payments from, either Company or any Subsidiary in the aggregate exceeding US$60,000 in any full fiscal year, or (c) is or has been indebted to either Company or any Subsidiary at any time in an amount in excess of US$60,000. "Associate" shall mean, in relation to any person, a person who is connected with that person. Whether a person is so connected shall be determined in accordance with
Section 839 of the Taxes Act of 1988 save that in construing Section 839 the term "control" shall have the meaning given by Section 840 or Section 416 of the said Taxes Act of 1988 so that there shall be control wherever either of the said sections would so require.

  4.27 Employees; Labor Matters.

    (a) There is no employment or other contract of engagement (written or otherwise) between any Company or Subsidiary and any of its directors or officers, other than at-will employment agreements equivalent in all material respects (except only as to position and compensation) to the forms previously delivered by the Companies to the Buyer. No Company or Subsidiary is a party to a consultancy contract with any such persons.

    (b) There is no employment contract between any Company or Subsidiary and any of its Employees which cannot be terminated by three months' notice or less without giving rise to a claim for damage or compensation (other than a statutory redundancy payment or statutory compensation for unfair dismissal).

    (c) The Company Disclosure Letter includes true and complete copies of the employment contract of each director, other officer and Employee of each Company and Subsidiary entitled to remuneration at an annual rate, or an average annual rate over the last three financial years, of more than Forty Thousand Pounds Sterling ((Pounds)40,000).

    (d) The basis of the remuneration payable to each Company's directors, other officers and Employees is the same as that in force at March 31, 1996. No Company or Subsidiary is obligated to increase, nor has it made provision to increase, the total annual remuneration payable to its directors, other officers and Employees by more than five percent (5%) or to increase the rate of remuneration of a director, other officer or Employee entitled to annual remuneration of more than Forty Thousand Pounds Sterling ((Pounds)40,000).

    (e) No Company or Subsidiary owes any amount to a present or former director, other officer or Employee (or his or her dependent) other than for accrued remuneration or reimbursement of business expenses.

    (f) Each Company and Subsidiary has in all material respects complied with (i) each legally binding obligation imposed on it by, and each order and award made under, statute, regulation, code or conduct and practice, collective agreement, custom and practice relevant to the relations between it and its Employees or a trade union or the terms of employment or its employees and (ii) each recommendation made by the Advisory Conciliation and Arbitration Service and each award and declaration made by the Central Arbitration Committee.

    (g) Within the year ending on the date of this Agreement no Company or Subsidiary has (i) given notice or redundancies to the relevant Secretary of State or started consultations with a trade union under Part IV of the Employment Protection Act 1975 or failed to comply with its obligations under Part IV of that Act or (ii) been a transferor or transferee in respect of a relevant transfer (as defined in the Transfer of Undertakings (Protection of Employment) Regulations 1981) or failed to comply with a duty to inform and consult a trade union under those Regulations.

    (h) No Company or Subsidiary has any agreement or arrangement with, and does not recognize, a trade union, works council, staff association or other body representing any of its Employees. No Company or Subsidiary is involved in a dispute with a trade union, works council, staff association or other body representing any of its Employees.

    (i) No Company or Subsidiary has nor is proposing to introduce a share incentive, share option, profit sharing, bonus or other incentive scheme for any of its directors, officers or other Employees.

    (j) There is and has been no training scheme, arrangement or proposal in relation to any Company or Subsidiary in respect of which a levy may become payable by it under the Industrial Training Act 1982.

  4.28 Proprietary Rights. Each Company and Subsidiary (a) owns or has the right to use, free and clear of all Encumbrances, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and similar rights with respect to the foregoing, necessary for and used in the conduct of its business as now conducted, to its best knowledge, without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing,
(b) is not contractually or, to its best knowledge, otherwise obligated to make any material payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trade secret, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) has not received any notice of conflict with the asserted rights of others with respect to such matters, (d) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data used by it in the development, operation and sale of all products and services sold by it, to its best knowledge free and clear of any rights, liens or claims of others, and (e) to its best knowledge is not using any confidential information or trade secrets of others. A list of all patent, patent applications, trademarks, trademark applications, licenses and trade names which any Company or Subsidiary has taken action to obtain, perfect or protect by filings with any governmental agency are contained in the Company Disclosure Letter.

  4.29 Disclosure. No representation or warranty by the Majority Shareholder in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein not misleading.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF BUYER

  Except as disclosed in the Letter of Disclosure delivered to the Companies and the Shareholders in connection herewith and initialled by the Buyer and the Majority Shareholder for identification (the "Buyer's Disclosure Letter"), Buyer represents and warrants to the Shareholders as follows:

  5.1 Corporate Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed could reasonably be expected, individually or in the aggregate, to have a material and adverse effect upon the financial condition, prospects or results of operations of Buyer or Buyer's Subsidiary (as defined below), considered as a whole (a "Buyer Material Adverse Effect"). True and complete copies of the Certificate of Incorporation and the By-Laws of Buyer have been delivered to the Shareholders.

  5.2 Subsidiaries. Buyer has one (1) wholly-owned subsidiary, PMT Korea, a corporation organized under the laws of the Republic of South Korea ("Buyer's Subsidiary"). Buyer's Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed could reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect. All of the issued shares of capital stock of such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by Buyer, free and clear of any and all Encumbrances. Except with respect to its ownership of Buyer's Subsidiary, its ownership of the capital stock of PMT CVD Partners, Inc. and its limited partnership interest in PMT CVD Partners, L.P., Buyer does not own, directly or indirectly, any stock, partnership interest, joint venture interest or other security, investment or interest in any other corporation, organization, partnership, limited liability company or entity. As used in this Article V, references to "Buyer" shall include Buyer's Subsidiary, except to the extent the context requires otherwise.

  5.3 Capital Stock. The authorized capital stock of Buyer consists in its entirety of Fifty Million (50,000,000) shares of Buyer's Common Stock, of which, as of the date hereof, 8,692,065 are issued and outstanding, and Twenty Million (20,000,000) shares of Preferred Stock, no par value, of which, as of the date hereof, no shares were outstanding. All of the outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. To the best of Buyer's knowledge, there are no voting trusts or other agreements, arrangements or understandings with respect to the voting of the capital stock of Buyer. Except as set forth in the Buyer Disclosure Letter, there are no preemptive rights, registration rights, subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities of Buyer and there are no outstanding contractual obligations of Buyer to repurchase, redeem or otherwise acquire or sell, issue or otherwise transfer any shares of capital stock thereof.

  5.4 Buyer Shares. The Buyer Shares have been duly authorized and, when issued as contemplated hereby at the Closing, will be validly issued, fully paid and non-assessable, will not be subject to any preemptive or other similar rights and will be delivered to each Shareholder free and clear of all Encumbrances, and each Shareholder will acquire good and marketable title to the Buyer Shares acquired by such Shareholder, subject to any transfer restrictions pursuant to applicable securities laws. The Buyer Shares are being issued pursuant to an available exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S promulgated thereunder.

  5.5 Authority. Buyer has the full corporate power and authority to execute and deliver this Agreement and each other agreement contemplated hereby, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors. Upon approval by Buyer's shareholders of the issuance of the Buyer Shares to the Shareholders pursuant hereto, no other action on the part of Buyer will be necessary to authorize the execution and delivery of this Agreement by Buyer or the performance by Buyer of its obligations hereunder. This Agreement has been duly executed and delivered by Buyer, and is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each other agreement to be executed in connection with this Agreement on or prior to the Closing Date will be duly executed and delivered by Buyer, and will constitute a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

  5.6 No Violations or Consents. The execution, delivery and performance of this Agreement by Buyer and the consummation by it of the transactions contemplated hereby will not (a) violate or conflict with any provision of any law specifically applicable to Buyer or by which any property or asset of it is bound, (b) require the consent, waiver, approval, license or authorization of or any filing by Buyer with any public authority (other than (i) if necessary, the filing of a pre-merger notification report under the HSR Act and under applicable U.K./EEC antitrust statutes, (ii) in connection with or in compliance with the provisions of each of the Securities Act, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including without limitation, the filing of the Proxy Statement (as defined in Section 6.4(b), and (iii) any other filings and approvals expressly contemplated by this Agreement), (c) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any property or asset of Buyer pursuant to any provision of any charter or by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which Buyer is subject or by which Buyer or any of its property or assets is bound, or (d) result in a loss or adverse modification of any license, permit, certificate, franchise or contract granted to or otherwise held by Buyer which, in any such case described in clauses (a) through (d), could reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

  5.7 Financial Statements and Reports. Buyer heretofore has delivered to each Company true and complete copies of (a) the Company's Registration Statement on Form S-1 (the "Registration Statement") as declared effective by the Commission on August 23, 1995, (b) its Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as filed with the Commission, (c) its Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, as filed with the Commission, and (d) all other reports, statements and registration statements (including Current Reports on Form 8-K) filed by it with the Commission subsequent to the filing of the Registration Statement, if any. The reports, statements and registration statements referred to in the immediately preceding sentence, including without limitation, any financial statements or schedules or other information incorporated by reference therein, are referred to in this Agreement as the "SEC Filings." As of the respective times such documents were filed with the Commission, the SEC Filings complied as to form and content, in all material respects, with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Buyer included in the SEC Filings ("Buyer's Financial Statements") were prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, and (except as may be indicated therein or in the notes thereto) present fairly the consolidated financial position, results of operations and cash flows of Buyer as of the dates and for the periods indicated (subject, in the case of unaudited interim consolidated financial statements, to normal recurring year-end adjustments and any other adjustments described therein). Except as set forth in Buyer's Financial Statements, Buyer has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1996, (ii) obligations under real and personal property leases disclosed in Buyer's Financial Statements, and (iii) obligations incurred in the ordinary course of business and not required under GAAP to be reflected in Buyer's Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of Buyer. Buyer is in full compliance with the revenue recognition policies adopted and approved by its Board of Directors on January 17, 1996.

  5.8 Litigation. There are no Actions pending or, to the best knowledge of Buyer, threatened against Buyer or any of the assets or properties thereof before any Authority which could reasonably be expected to have a Buyer Material Adverse Effect. There are no Actions pending or, to the knowledge of Buyer, threatened against Buyer that could be reasonably expected to materially and adversely affect Buyer's consummation of the transactions contemplated by this Agreement. None of the assets or property of Buyer is subject to any order, judgment, injunction, writ or decree, which could reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

  5.9 Absence of Certain Changes or Events. Since March 31, 1996, the Buyer has conducted its business in the ordinary course and, except pursuant to this Agreement and the transactions contemplated hereby, there has not been any:

    (a) material adverse change in the financial condition, assets, liabilities, business, operations, results of operations or prospects of the Buyer or any other event or condition which in any one case or in the aggregate has materially and adversely affected the Buyer or any event or condition which it is reasonable to expect will individually or in the aggregate materially adversely affect the Buyer (any such event being herein referred to as a "Buyer Material Adverse Change");

    (b) declaration, waiver or payment of any dividend or other distribution or payment (whether in cash, shares or property) with respect to the share capital of the Buyer, or any redemption, purchase or other acquisition of any of the securities of the Buyer, or any other payment to any shareholder of the Buyer in its capacity as a shareholder;

    (c) issuance by the Buyer of, or commitment by it to issue, any share capital or obligations or any securities convertible into or exchangeable or exercisable for shares or other securities other than pursuant to its 1991 Stock Option Plan and as contemplated by Section 7.3(g) hereof; or

    (d) indebtedness for borrowed money incurred by the Buyer or any commitment to incur indebtedness for borrowed money entered into by the Buyer, or any loans made or agreed to be made by the Buyer other than pursuant to commitments or credit facilities existing on March 31, 1996 and described in the Buyer Disclosure Letter.

  5.10 Insurance. Buyer has in full force policies of insurance issued by insurers of recognized responsibility insuring Buyer and its properties and business against such losses and risks, and in such amounts, as in Buyer's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources. Buyer is not in default with respect to any material provision contained in any insurance policy, and has not failed to give any notice or present any existing claims it has under its insurance policies in a timely fashion.

  5.11 Employee Benefits. Buyer does not have any agreements, arrangements, customs or practice (whether legally enforceable or not) relating to or providing for employee benefits, including pensions, gratuities, allowances, lump sums or other like benefits on or after severance, retirement or death, during periods of sickness, incapacity or disablement or otherwise for the benefit of any present or former employee of Buyer (a "Buyer Employee") or dependent or beneficiary of a Buyer Employee, including any retirement plan in which any Buyer Employee participates that is subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereof, nor has any proposal been announced or promise made to establish any such agreement, arrangement or practice.

  5.12 Employees; Labor Matters.

    (a) There is no employment or other contract of engagement (written or otherwise) between the Buyer and any of its directors or officers, other than at-will employment agreements equivalent in all material respects (except only as to position and compensation) to the form previously delivered by the Buyer to the Companies. The Buyer is not a party to a consultancy contract with any such persons.

    (b) There is no employment contract between the Buyer and any Buyer Employee which cannot be terminated by three months' notice or less without giving rise to a claim for damage or compensation (other than a statutory redundancy payment or statutory compensation for unfair dismissal).

    (c) The Buyer Disclosure Letter contains details of the terms of the employment contract of each director, officer and Buyer Employee entitled to remuneration at an annual rate, or an average annual rate over the last three financial years, of more than US$60,000.

    (d) The basis of the remuneration payable to the Buyer's directors, officers and Buyer Employees is the same as that in force at March 31, 1996. The Buyer is not obligated to increase, nor has it made provision to increase, the total annual remuneration payable to its directors, officers and Buyer Employees by more than five percent (5%) or to increase the rate of remuneration of a director other officer or employee entitled to annual remuneration of more than US$60,000.

    (e) The Buyer does not owe any amount to any present or former director or officer of Buyer or Buyer Employee (or his or her dependent) other than for accrued remuneration or reimbursement of business expenses.

    (f) There is no agreement or arrangement between the Buyer and any Buyer Employee with respect to his or her ceasing to be employed or his or her retirement which is not included in the written terms of his or her employment or previous employment. The Buyer has not provided, or agreed to provide, a gratuitous payment or benefit to a director, officer or Buyer Employee or to any of their dependents.

    (g) The Buyer has not (i) incurred a liability for breach of termination of an employment contract, including without limitation, a redundancy payment, protective award and compensation or wrongful dismissal, unfair dismissal and failure to comply with an order for the reinstatement or re-engagement of an Employee, (ii) incurred a liability for breach or termination of a consultancy agreement or (iii) made or agreed to make a payment or provided or agreed to provide a benefit to a present or former director, officer or Employee or to any of their dependents in connection with the actual or proposed termination or suspension of employment or variation of an employment contract.

    (h) The Buyer has in all material respects complied with (i) each obligation imposed on it by, and each order and award made under, any statute, regulation, code or conduct and practice, custom and practice relevant to the relations between it and its Employees.

    (i) The Buyer has no agreement or arrangement with, and does not recognize, a trade union, works council, staff association or other body representing any of its Employees. The Buyer is not involved in, and to the best knowledge of the Buyer, no matter exists which might give rise to, a dispute with a trade union, works council, staff association or other body representing any of its Employees.

  5.13 Material Contracts and Other Agreements. The Buyer Disclosure Letter discloses (a) all agreements or contracts whether or not fully performed pursuant to which the Buyer has since December 31, 1990 acquired or disposed of a material portion of its business or assets, other than sales of inventory or contracts with suppliers, each in the ordinary course of business; (b) all agreements containing covenants not to compete on the part of the Buyer or otherwise restricting the ability of the Buyer in any material way to engage in its business; (c) all material notes, mortgages, indentures, letters of credit, guarantees, performance bonds and other obligations and agreements and other instruments for or relating to any lending or borrowing (including assumed debt) entered into by the Buyer or pursuant to which any properties or assets of the Buyer are pledged or mortgaged as collateral; and (d) all agreements to which either Buyer or Buyer's Subsidiary is a party containing provisions restricting or providing exclusive rights with respect to the development, manufacture or marketing of products which, after the Closing, would be applicable to the business or products of any of the Companies or the Subsidiaries by reason of the transactions contemplated by this Agreement.

  5.14 Suppliers and Customers. The Buyer has delivered to the Company a list which accurately sets forth (a) the ten largest suppliers of Buyer for the fiscal year ended December 31, 1995 ("Buyer's Large Suppliers"), (b) the amount of all payments made to each Buyer's Large Supplier for such fiscal period, (c) the ten largest customers or groups of related customers for the fiscal year ended December 31, 1995 (the "Buyer's Large Customers") and (d) the amount of all payments made by Buyer's Large Customers for such fiscal period. No supplier is a sole source of supply of any good or service used by Buyer. None of Buyer's Large Suppliers or Buyer's Large Customers has canceled or otherwise terminated, or threatened in writing, by notice to the Buyer, to cancel or otherwise terminate, its relationship with Buyer or, since March 31, 1996, decreased materially, or threatened to decrease or limit materially, its services, supplies or materials to Buyer or its usage or purchase of the products or services of Buyer which, in any case, would result in a Buyer Material Adverse Change.

  5.15 Compliance with Laws. Buyer is in compliance with applicable laws, statutes, ordinances, rules and regulations, orders or other requirements, including without limitation, applicable franchise, building, zoning, health, environmental, sanitation, safety, labor relations and other laws, ordinances or regulations, other than violations, if any, which, individually or in the aggregate, could not reasonably be expected to have, a Buyer Material Adverse Effect. Buyer has not received any notice from any person asserting a present or past failure by Buyer to comply in any material respect with such laws, statutes, ordinances, rules, regulations, orders or other requirements.

  5.16 Licenses and Permits. Buyer has all material governmental or regulatory licenses, permits and authorizations (all of which are in full force and effect) reasonably necessary to conduct their business as it is now being conducted, except for such governmental or regulatory licenses, permits and authorizations the absence of which could not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect, and none of such governmental or regulatory licenses, permits and authorizations will be impaired as a result of the transactions contemplated by this Agreement, except in any case that could not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect. Buyer has not received any notice to the effect that, or otherwise been advised that, it is not in compliance with, or that it is in violation of, any such governmental or regulatory licenses, permits and authorizations in a manner that could reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect, and there are not currently existing circumstances that are likely to result in a failure of Buyer to comply with, or in a violation by Buyer of, any such governmental or regulatory licenses, permits or authorizations that could reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

  5.17 Title to Assets. Buyer has good and marketable title to all of the owned tangible personal property used in the conduct of its business free and clear of all Encumbrances, except for assets disposed of in the ordinary course of business. Buyer has good and valid leasehold title to all leased tangible personal property leased by it from third parties, free and clear of all Encumbrances, except for imperfections individually or in the aggregate as could not reasonably be expected to cause a Buyer Material Adverse Effect, and subject to the rights of the lessor in and to such leased tangible personal property as is subject to hire, leasing or rental agreements.

  5.18 Inventory. The value at which the inventory of Buyer is carried on the Buyer's consolidated balance sheet for the fiscal year ended December 31, 1995 and Buyer's consolidated balance sheet for the quarter ended March 31, 1996 reflects the customary inventory valuation policy of Buyer and is in accordance with GAAP. Since March 31, 1996, the Buyer has in all material respects continued to replenish its inventory in the ordinary course of business consistent with past practice, and has not made any material change in its inventory policies or procedures.

  5.19 Backlog. The Buyer has delivered to the Companies a description of the Buyer's backlog of orders believed firm at March 31, 1996, indicating each applicable customer, purchase order, type of product(s), scheduled shipment date(s), dollar amount(s) of scheduled shipment(s) and customer deposits or payments, if any, made with respect thereto.

  5.20 Tax Returns and Audits.

    (a) Buyer has prepared and timely filed all federal, state and other tax returns required by law to be filed by it, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in Buyer's Financial Statements to the extent required by GAAP for all current taxes and other charges to which Buyer is subject and which are not currently due and payable. None of the federal income tax returns of Buyer have been audited by the Internal Revenue Service in such a manner to bring such audit to the attention of Buyer. There are no additional assessments or adjustments pending or, to the best knowledge of Buyer, threatened against Buyer for any period, nor is Buyer aware of any basis for any such assessment or adjustment.

    (b) Since March 31, 1996, no further material liability or contingent material liability for taxation of Buyer has arisen or is likely to arise otherwise than as a result of transactions entered into by Buyer in the ordinary course of business.

    (c) Buyer is not aware of any circumstance which will or may, whether by lapse of time or by notice of assessment or otherwise, give rise to any material dispute with any relevant taxation authority in relation to its liability or accountability for taxation, any material claim made by it, material relief, deduction or allowance afforded to it, or in any material respect in relation to the status or character of Buyer under or for the purpose of any provision of any legislation relating to taxation.

  5.21 Environmental and Safety Laws.

    (a) To the best knowledge of Buyer, no land or other asset owned occupied, possessed or used by Buyer on or at any time before the date of this Agreement (i) contains or has contained (in the case of land, above or below ground) a hazardous substance or article, waste or other pollutant or contaminant, (ii) is or has been used for the deposit, storage, treatment or disposal or waste or sewage or (iii) is referred to or listed in a register of polluted or contaminated land, and no matter exists which might give rise to an entry in such a register.

    (b) To the best knowledge of Buyer, Buyer has obtained and complied with the terms and conditions of each governmental or regulatory license, permit or authorization (collectively, the "Environmental Permits"), and all applicable legal and administrative requirements, concerned with the pollution or protection of the environment (including the disposal of waste) or harm to or the protection of the health of humans, animals or plants. Buyer is not aware of any expenditure or work which is or will be necessary to comply with, maintain or obtain any such Environmental Permit. No release or discharge of a hazardous substance or article, waste, sewage or other pollutant or contaminant has exceeded an allowed quota or limit prescribed or specified under any applicable legal or administrative requirement or in a condition to an Environmental Permit.

    (c) Neither Buyer nor any person for whose acts or defaults Buyer may be vicariously liable is involved, or has during the five (5) years ending on the date of this Agreement been involved, in a civil, criminal, arbitration, administrative or other proceeding concerned with the pollution or protection of the environment, or harm to or the protection of the health of humans, animals or plants in any jurisdiction. No civil, criminal, arbitration, administrative or other proceeding of that type is pending or, to the best knowledge of Buyer, threatened by or against Buyer or a person for whose acts or defaults Buyer may be vicariously liable. To the best knowledge of Buyer, no matter exists which might give rise to a proceeding of that type.

    (d) There is and has been no governmental or other investigation, enquiry or disciplinary proceeding relating to the pollution or protection of the environment, or harm to or the production of the health of humans, animals or plants, concerning Buyer and none is pending or, to the best knowledge of Buyer, threatened. To the best knowledge of Buyer, no matter exists which might give rise to an investigation, enquiry or proceeding of that type.

    (e) To the best knowledge of Buyer, Buyer has no liability (actual or contingent, or which might hereafter arise) to make good, repair, re-instate or clean up land or any other asset on or before the date of this Agreement owned, occupied, possessed or used by Buyer.

    (f) Notwithstanding the foregoing, each of the representations or warranties contained in clauses (a) through (e) above shall only relate to those events, facts, conditions or circumstances that have or could be reasonably expected to have, either individually or in the aggregate, a Buyer Material Adverse Effect.

  5.22 Board of Directors Approval. The Board of Directors of Buyer has unanimously approved the transactions contemplated by this Agreement and has unanimously determined that such transactions are fair to and in the best interests of Buyer and its shareholders. Such action of the Board of Directors remains in full force and effect.

  5.23 Related-Party Transactions. Except as described in the Buyer's Disclosure Letter, since December 31, 1992 no director or executive officer of Buyer, nor any security holder owning more than 5% of the outstanding shares of Buyer, nor any Associate or member of the immediate family of the foregoing persons (a) has engaged in any transaction, or series of similar transactions, to which the Buyer was or is to be a party, in which the amount involved exceeded or exceeds US$60,000, except in respect of compensation for services rendered as an employee in the ordinary course of business, (b) has owned, of record or beneficially, in excess of a 10% equity interest in, any business or professional entity that has made payments to, or received payments from, the Buyer in the aggregate exceeding US$60,000 in any full fiscal year, or (c) been indebted to the Buyer at any time in an amount in excess of US$60,000.

  5.24 Proprietary Rights. Buyer (a) owns or has the right to use, free and clear of all Encumbrances, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and similar rights with respect to the foregoing, necessary for and used in the conduct of its business as now conducted, to Buyer's best knowledge, without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not contractually or, to Buyer's best knowledge, otherwise obligated to make any material payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trade secret, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) has not received any notice of conflict with the asserted rights of others with respect to such matters,
(d) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data used by Buyer in the development, operation and sale of all products and services sold by it, to its best knowledge free and clear of any rights, liens or claims of others, and (e) to its best knowledge, is not using any confidential information or trade secrets of others. A list of all patent, patent applications, trademarks and service marks, trademark and service mark applications, licenses and trade names which the Buyer has taken action to obtain perfect or protect by filings with any governmental agency are contained in the Buyer Disclosure Letter.

  5.25 Real Property. All real property owned, occupied, used by or in the possession of the Buyer is listed in the Buyer Disclosure Letter (the "Buyer Real Property"). Except as set forth in the Buyer Disclosure Letter, Buyer has good and marketable title to all Buyer Real Property owned by it in fee, and Buyer leases free and clear of all Encumbrances all Buyer Real Property not owned by it in fee.

  5.26 Disclosure. No representation or warranty by Buyer in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein not misleading.

  5.27 Brokers. Except with respect to any investment banking fee due to Salomon Brothers and Unterberg Harris, Buyer has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.

                                  ARTICLE VI

                           COVENANTS AND AGREEMENTS

  6.1 Conduct of Business Prior to the Closing Date. Each Company and Subsidiary, on the one hand, and Buyer and Buyer's Subsidiary, on the other hand, agrees with the other that, from the date hereof, and prior to the Closing Date, except as otherwise consented to or approved in writing by the other or expressly permitted by this Agreement:

    (a) its business shall be conducted only in the ordinary course and consistent with past practice and it shall not take any action inconsistent therewith or with the transactions contemplated hereby;

    (b) it shall not (i) amend its Articles of Association or Articles or Certificates of Incorporation, as the case may be, Memorandum or Bylaws, as the case may be, or other charter documents, (ii) change the number of issued or outstanding shares of its capital stock, or issue any debt or equity securities, or any options, warrants or other rights to acquire or subscribe for such securities (except, in the case of the Buyer, for the grant of stock options, not exceeding options covering 400,000 shares of Buyer's Common Stock, plus the amount of options contemplated by Section 6.14(b), under its Stock Option Plan, and the issuance of shares of Buyer's Common Stock pursuant to the exercise of outstanding stock options and warrants and the issuance of subordinate convertible debentures as contemplated by Section 7.3(g) hereof), (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property in respect of shares of its capital stock (except, in the case of the Companies, as contemplated by and in accordance with Section 9.8 hereof), (iv) make any direct or indirect redemption, retirement, purchase or other acquisition of any of its capital stock, or (v) split, combine or reclassify its outstanding shares of capital stock;

    (c) it shall not, directly or indirectly, (i) other than in the ordinary course of business and consistent with past practice, and except in the case of Buyer for the subordinated debt financing referred to in Section 7.3(g), incur any indebtedness for borrowed money, except indebtedness for borrowed money incurred under credit facilities existing as of the date hereof (or replacements thereof), inter-group borrowings or which otherwise does not exceed, at the date of each incurrence, the equivalent of US$250,000 in principal amount, (ii) waive, release, grant or transfer any rights of material value, except in the ordinary course of business, (iii) sell, transfer, lease, license, sell, mortgage, pledge, dispose of or encumber any of its assets with a value exceeding, as of the date of such event, the equivalent of US$250,000 in the aggregate, other than inventory sold in the ordinary course of business and consistent with past practice or any pledge or other encumbrance pursuant to credit facilities in existence on the date hereof (or replacements of facilities in existence on the date hereof), (iv) purchase or acquire any business or any securities or assets of a business, (v) enter into any joint venture or partnership,
  (vi) settle any material litigation or waive or relinquish any material right or benefit or (vii) accelerate payments on any indebtedness;

    (d) it will use its reasonable best efforts to preserve intact its business organization, to keep available the services of its operating personnel and to preserve the goodwill of those having business relationships with it, provided that the loss of any personnel as a result of the announcement of the transactions contemplated by this Agreement shall not be deemed to be a breach of this Section 6.1(d);

    (e) it will not, directly or indirectly, (i) increase the compensation payable or to become payable by it to any of its employees, officers or directors, except in the ordinary course of business consistent with prior practice, (ii) make any payment or provision to, or otherwise amend, other than as required by the Company's Scheme or as permitted by the Buyer's Stock Option Plan, in each case in the ordinary course of business and consistent with prior practice, any stock option, bonus, profit sharing, pension, group insurance, severance pay, deferred compensation or other payment or employee compensation plan for the benefit of its employees,
  (iii) grant any stock options or stock appreciation rights, except as permitted by paragraph (b) above, (iv) enter into any new, or alter or amend any, employment, severance, consulting or other compensation agreement with any director, officer, Employee or Associate of it, except in the ordinary course of business consistent with prior practice, (v) make any loan or advance to, or enter into any written contract, lease or commitment with, any officer, Employee or director of it except in the case of travel, entertainment or other similar advances in the ordinary course of business consistent with prior practice, or (vi) enter into any other material transactions with any Associate of it or any of its shareholders, directors or executive officers;

    (f) it will not, directly or indirectly, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation, or make any loans or advances to any other individual, firm or corporation except in the ordinary course of business and consistent with past practices;

    (g) it will not incur capital expenditures (or commitments to make such expenditures which are not terminable at its option) which in the aggregate would exceed 110% of the amount forecasted therefor as of the date hereof with respect to any calendar month including or following the date hereof, nor shall it make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise or by the purchase of any property or assets of any other individual, firm or corporation;

    (h) it will not alter any practice with respect to accounting policies or procedures or make any reclassification of assets or liabilities, except, with respect to the Companies, for changes required by changes in SSAP or in the Companies Act 1985 or changes required to conform their financial statements to U.S. GAAP;

    (i) it will not close any office, plant, facility or warehouse, except as required by applicable law or in the event of a material casualty;

    (j) it will not enter into, with respect to any office, plant, facility and warehouse, any new lease, lease termination agreement or amendment of any agreement to lease real property, including without limitation, any amendments to any such agreement with respect to rent or additional rent, term assignment, subletting, "keep-open" clauses, non-competition clauses and required trade name clause, except, in the case of the Companies and the Subsidiaries, for lease modifications reflecting the resolution of currently pending rent reviews which would not in the aggregate reasonably be expected to result in rent increases exceeding (Pounds)150,000 annually;

    (k) it will not sell, assign or sublease any office, plant, facility or warehouse;

    (l) it will not enter into an agreement to do any of the things described in clauses (a) through (k) immediately above; and

    (m) it will promptly advise the other in writing of any event or occurrence that could be reasonably expected to have a Company Material Adverse Effect (in the case of notices by the Company) or a Buyer Material Adverse Effect (in the case of notices by the Buyer) or of any breach of any of its representations or warranties contained in Article IV or Article V, as applicable, or any breach by it of a covenant contained herein.

  6.2 Access to Properties and Records. Each Company and Subsidiary, on the one hand, and the Buyer, on the other hand, shall afford to the other and its investment bankers, accountants, legal counsel and other representatives (including without limitation the Buyer's environmental experts, for the purpose of conducting the investigation referred to in Section 7.3(j) hereof), on reasonable notice, full access during normal business hours from the date hereof to the Closing Date to all of its properties, books, accounts, agreements, personnel, facilities, proprietary information, contracts, commitments and records and shall make reasonably available its officers, employees and accounting professionals to answer fully and promptly questions put to them thereby. No investigation pursuant to this Section 6.2 will affect or be deemed to modify any representation or warranty made herein. All such corporate books, accounts and records shall remain the property of the Companies and the Subsidiaries on and after the Closing and shall not be removed from the facilities where they are presently maintained prior to the Closing.

  6.3 Acquisition Proposals. Following the execution of this Agreement and prior to the termination of this Agreement under Section 8.1, each Company and each Shareholder agrees that it shall not, nor shall any of the Companies' directors, officers, Employees or other representatives or agents, directly or indirectly, communicate, solicit, initiate, encourage or participate (including furnishing non-public information concerning the business, properties or assets of any Company or Subsidiary) in any discussions or negotiations with regard to any proposal to acquire, directly or indirectly, any of the share capital of any Company or Subsidiary, to invest any funds in any Company or Subsidiary, whether such proposal, acquisition, investment or other transaction involves a stock sale, a tender offer, exchange offer, merger, consolidation or other business combination, or for the acquisition of a substantial portion of the assets of any Company or Subsidiary (an "Acquisition Proposal"). The Company and each Shareholder agree to immediately communicate to the Buyer the identity of such other party and the initial terms of any proposal it may receive from any other person or entity in respect of an Acquisition Proposal.

  6.4 Proxy Statement and Meeting of Buyer's Shareholders.

    (a) As soon as reasonably practicable following the date hereof, Buyer shall prepare and file with the Commission, and, within ten (10) business days following clearance with the Commission, mail to its shareholders the Proxy Statement with respect to a meeting of Buyer's shareholders to consider and vote, among other things, upon this Agreement and the transactions contemplated hereby, including without limitation, Buyer's purchase of the US Shares and ET Shares and the issuance of the Buyer Shares in connection therewith. Each Company, Subsidiary and Shareholder agrees to assist and cooperate with the Buyer in the preparation of the Proxy Statement with respect to information therein concerning any such Company, Subsidiary or Shareholder.

    (b) The Buyer, on the one hand, and each Company and Subsidiary and the Majority Shareholder, on the other hand, hereby represents, warrants and agrees with the other that the Proxy Statement will not, at the time the Proxy Statement is mailed, and at the date of the meeting of the shareholders of the Buyer held to approve the matters described therein, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or to correct any statement made in any earlier communication with respect to the solicitation of any proxy or approval of the transactions contemplated by this Agreement in connection with which the Proxy Statement shall be mailed, except that no representation or warranty is being made by either with respect to information supplied by the other for inclusion in the Proxy Statement. The Buyer further represents, warrants and agrees that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. The letter to shareholders, notice of meeting, proxy statement and form of proxy, or any information statement filed under the Exchange Act, as the case may be, that may be provided to shareholders of the Buyer in connection with the transactions contemplated by this Agreement (including any supplements), and any schedules required to be filed with the Commission in connection therewith, as from time to time amended or supplemented, are collectively referred to as the "Proxy Statement."

    (c) Buyer shall take all actions necessary in accordance with the California Corporations Code and the bylaws of Buyer to duly call, give notice of, convene and hold a meeting of its shareholders within forty-five
  (45) calendar days after the mailing of the Proxy Statement to approve the transactions contemplated by this Agreement.

  6.5 Indemnification by Buyer.

    (a) Buyer agrees, upon and subject to the occurrence of the Closing, to indemnify the Companies and the Shareholders against and hold the Companies and each Shareholder harmless from any and all claims, obligations, costs and expenses, including without limitation, reasonable attorneys' fees and expenses, and liabilities of and damages thereto arising out of the material breach of any representation, warranty, covenant or agreement of Buyer contained in Sections 5.3 (Capital Stock), 5.4 (Buyer Shares),
  5.5 (Authority) and 6.4(b) (Proxy Statement matters) hereof (the "Surviving Buyer Warranties"). Buyer agrees to similarly indemnify the Majority Shareholder and Nigel Wheeler against and hold them harmless from any such claims, obligations, costs and expenses arising by reason that either such person becomes an officer and/or director of Buyer upon or after the Closing and based upon any alleged act, omission or misconduct of Buyer, or its officers, directors or other agents, prior to the Closing to the same extent as all other officers and directors of Buyer.

    (b) The indemnified parties agree to give Buyer prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which they have knowledge concerning any liability or damage as to which they may request indemnification hereunder, provided that the failure to give such notice shall not impair the rights of the indemnified parties hereunder or otherwise if and to the extent that the Buyer is not prejudiced thereby. Buyer shall have the right to direct, through counsel of its own choosing, the defense or settlement of any such claim or proceeding (provided that Buyer shall have first acknowledged its indemnification obligations hereunder specifically in respect of such claim or proceeding) at its own expense, which counsel shall be reasonably satisfactory to the indemnified party or parties. If Buyer elects to assume the defense of any such claim or proceeding, the indemnified party or parties may participate in such defense, but in such case the expenses of the indemnified party or parties incurred in connection with such participation shall be paid by the indemnified party or parties, unless (i) the indemnified party or parties have legal defenses available to them which are different than those available to the indemnifying party such that representation by counsel of Buyer's choosing would be inappropriate, or (ii) the indemnifying party agrees to pay such expenses, then in either such case such expenses shall be paid by the indemnifying party. Such expenses shall be paid as and when incurred. The indemnified party or parties shall cooperate with Buyer in the defense or settlement of any such claim, assertion, event or proceeding. If Buyer elects to direct the defense of any such claim or proceeding, the indemnified party or parties shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless Buyer consents in writing to such payment or unless Buyer withdraws from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of Buyer is entered against such indemnified party for such liability. If Buyer shall fail to defend, or if, after commencing or undertaking any such defense, Buyer fails to prosecute or withdraws from such defense, the indemnified party or parties shall have the right to undertake the defense or settlement thereof at Buyer's expense.

  6.6 Indemnification by the Shareholders.

  (a) Each Shareholder agrees, severally and not jointly, upon and subject to the occurrence of the Closing, to indemnify Buyer against and hold Buyer harmless from any and all claims, obligations, costs and expenses, including without limitation, reasonable attorneys' fees and expenses and liabilities of and damages thereto arising out of any material breach of any representation, warranty, covenant or agreement of such Shareholder contained in Article III hereof and, with respect solely to the Majority Shareholder, Sections 4.3 (Share Capital; Title to ET Shares), 4.4 (Authority), and 6.4(b) (Proxy Statement matters) hereof (the "Shareholder Surviving Warranties").

  (b) Buyer agrees to give the Shareholders prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which it has knowledge concerning any Loss as to which it may request indemnification hereunder, provided that the failure to give such notice shall not impair the rights of the Buyer hereunder or otherwise to the extent that the Shareholders are not prejudiced thereby. The Shareholders shall have the right to direct, through counsel of their own choosing, the defense or settlement of any such claim or proceeding (provided that the Shareholders shall have first acknowledged their indemnification obligations hereunder specifically in respect of such claim or proceeding) at their own expense, which counsel shall be reasonably satisfactory to Buyer. If the Shareholders elect to assume the defense of any such claim or proceeding, Buyer may participate in such defense, but in such case the expenses of Buyer incurred in connection with such participation shall be paid by Buyer, unless (i) the indemnified party or parties have legal defenses available to them which are different than those available to the indemnifying party such that representation by counsel of Buyer's choosing would be inappropriate, or (ii) the indemnifying party agrees to pay such expenses, then in either such case such expenses shall be paid by the indemnifying party. Such expenses shall be paid as and when incurred. Buyer shall cooperate with the Shareholders in the defense or settlement of any such claim, assertion, event or proceeding. If the Shareholders elect to direct the defense of any such claim or proceeding, Buyer shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted Loss, unless the Shareholders consent in writing to such payment or unless the Shareholders withdraw from the defense of such asserted Loss, or unless a final judgment from which no appeal may be taken by or on behalf of the Shareholders is entered against Buyer for such Loss. If the Shareholders shall fail to defend, or if, after commencing or undertaking any such defense, the Shareholders fail to prosecute or withdraws from such defense, Buyer shall have the right to undertake the defense or settlement thereof at the Shareholders' expense.

  6.7 General Indemnification Provisions. If the indemnifying party is controlling the defense of a claim, the indemnifying party will not, without the prior written consent of the indemnified party or parties, enter into any settlement of such claim which could reasonably be expected to lead to liability or create any financial or other obligation on the part of the indemnified party or parties. If the indemnified party or parties are controlling the defense of a claim, the indemnified party or parties will not enter into any settlement of such claim without the consent of the indemnifying party, which consent shall not be unreasonably withheld. The indemnifying party shall advance amounts to the indemnified party or parties then payable by the indemnifying party upon notice to the indemnifying party and upon the indemnified party or parties entering into an agreement to repay amounts advanced that it is ultimately determined not to be entitled to. The controlling party shall deliver, or cause to be delivered, to the other party or parties copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the defense of any such claim and timely notices of, and the right to participate in (as observer), any hearing or other court proceeding relating to such claim.

  6.8 Best Efforts. Upon the terms and subject to the conditions herein provided, Buyer, each Company and each Shareholder agrees to use its reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement including (a) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby and
(b) to fulfill all conditions on its part to be fulfilled under this Agreement. In case at any time after the Closing Date any further action is reasonably necessary or desirable to carry out the purposes of this Agreement, the proper officers or directors of each party or the proper persons to this Agreement shall take all such reasonably necessary action, including without limitation, the delivery by each Shareholder to Buyer of a proxy to vote the ET Shares in favor of this Agreement and the transactions contemplated hereby, if so requested by Buyer. No party hereto will take any action for the purpose of delaying, impairing or impeding the receipt of any required consent, authorization, order or approval or the making of any required filing. Each Company and Shareholder, on the one hand, and the Buyer, on the other hand, shall give prompt notice to the other of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect any time from the date hereof to the Closing Date and (ii) any material failure by it to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each shall use all reasonable efforts to remedy such failure. In addition, each shall give prompt notice to the other of any material developments involving its operations or activities.

  6.9 Consents. The Buyer, each Company and each Shareholder will use its reasonable best efforts to obtain all necessary waivers, consents and approvals of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

  6.10 No Transfer. Each Shareholder agrees that such Shareholder will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of any shares of either Company's share capital which such Shareholder owns on and after the date hereof; provided, however, that any Shareholder may transfer a portion of such shares (subject to his rights and obligations hereunder with respect to such shares) to one or more trusts established for the benefit of members of his family or established for charitable purposes, provided that such trusts become a party hereto and become otherwise bound hereby with respect to such transferred shares. ETE agrees that it will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of any of the US Shares.

  6.11 Environmental Investigations. Buyer shall conduct such environmental investigations and reviews with respect to the Real Properties of the Companies, including without limitation, Phase I investigations, as it shall deem appropriate, in its sole discretion.

  6.12 Delivery of Financial Statements and Other Documents. Until the Closing Date, each Company, on the one hand, and the Buyer, on the other hand, shall deliver to the other:

    (a) as soon as practicable, but in any event within thirty (30) days after the end of each month, and within forty-five (45) days after the end of each quarter (with respect to the first three quarters of the applicable fiscal year) and within 60 days after the end of the last fiscal quarter, its unaudited consolidated profit and loss account, consolidated balance sheet and consolidated cash flow statement for such month or quarter, as the case may be, and for the fiscal year-to-date. Buyer's independent accountants, Ernst & Young, shall have reviewed all quarterly financial statements submitted by Buyer in compliance with the foregoing covenant;

    (b) as soon as practicable, but in any event within five (5) days of its receipt thereof, copies of any management letters and other correspondence of its independent auditors;

    (c) prompt notice of any material defaults under any material contracts and of any litigation;

    (d) monthly updates to the backlog descriptions described in Section 4.20 and 5.19, as applicable. Each such update shall serve to supersede and replace in its entirety all previous backlog descriptions, provided that such updated descriptions shall, thereafter, be subject to the representations and warranties set forth in Sections 4.20 and 5.19, as applicable;

    (e) as soon as practicable, all other information requested by the other, where such information is readily available and may be reduced to written form.

  6.13 Additional Payments at Closing. The Buyer agrees that, upon the Closing and the purchase of the ET Shares and US Shares by Buyer hereunder, the Buyer shall pay to Christopher D. Dobson the cash amount of US$500,000 pursuant to the Noncompetition Agreement (the "Dobson Noncompetition Fee") and shall deliver to the Companies (in such respective amounts as the Majority Shareholder shall direct) the following aggregate amounts and property as contributions to capital:

    (a) at the discretion of the Board of Directors of ET and ETE, the cash sum of approximately US$1,500,000, the precise amount of which shall be specified by the Majority Shareholder prior to the Closing as the amount which, when added to the cash amount paid by Buyer for the US Shares, as specified in Section 1.3, represents the U.S. Dollar equivalent (the "Employee Bonus Amount") of One Pound Sterling for each day that all employees of the Companies and the Subsidiaries as of the Closing shall have been continuously employed by such Company or Subsidiary, as applicable, as of the Closing (such that the price paid for the US Shares, together with the capital contribution pursuant to this clause (a), shall be equal to the Employee Bonus Amount);

    (b) a cash amount, the precise amount of which shall be specified by the Majority Shareholder prior to the Closing, calculated to result in an after-tax bonus payment (assuming the highest marginal income tax rates) to Nigel Wheeler of approximately Six Hundred Thousand Dollars (US$600,000) (such full pre-tax amount being referred to as the "Wheeler Bonus"), it being understood and agreed that Mr. Wheeler will take all appropriate action to minimize his actual income tax obligations in respect of the Wheeler Bonus and that the actual after-tax portion of such bonus may accordingly exceed US$600,000; and

    (c) the cash sum of US$7,000,000 (the "Dobson Negotiation Fee").

    The Companies agree to pay or deliver, or cause the Subsidiaries to pay or deliver, the following aggregate sums or consideration (subject to any applicable withholdings required by law) to the indicated persons at the indicated times.

      (i) to each employee of any Company or Subsidiary as of the Closing, a bonus for past services rendered in an amount equal to One Pound Sterling for each day that such employee shall have been continuously employed by such Company or Subsidiary, as applicable, as of the Closing, to be paid as soon as practicable after the Closing;

      (ii) to Nigel Wheeler for past services rendered, the Wheeler Bonus, to be paid at the Closing; and

      (iii) to Christopher D. Dobson, the Dobson Negotiation Fee, to be paid at the Closing.

  6.14 Company Employee Benefits and Stock Options.

    (a) At and following the Closing, the Buyer shall cause the Companies and Subsidiaries to, from and after the Closing, honor in accordance with their terms all existing employment arrangements with their respective directors, other officers and Employees, provided that such arrangements have been disclosed in accordance with the terms of this Agreement. Furthermore, the Buyer represents and warrants that it presently intends to cause the Companies and Subsidiaries to continue indefinitely to provide pension and welfare benefits to their Employees (considered as a group) which benefits are intended to be in the aggregate no less favorable than those currently provided by the Companies and Subsidiaries in the aggregate to such Employees. Nothing set forth above in this Section shall be deemed to constitute an amendment of any existing employee benefit plan, program or arrangement or to prevent the Buyer or any Company or any Subsidiary from making any change in any plan, program or arrangement, including any change required by law or deemed necessary or appropriate to comply with applicable law or regulation.

    (b) Sufficiently prior to the Closing to facilitate the satisfaction of the condition to Closing set forth in Section 7.2(f), the Buyer shall recommend to its Board of Directors and Compensation Committee thereof the grant, under the Buyer's Stock Option Plan, of options covering an aggregate of approximately 800,000 shares of Buyer's Common Stock to such employees of the Companies and Subsidiaries, and in such respective individual amounts, as shall be jointly determined by the Buyer and the Majority Shareholder prior to the Closing. Such recommended option grants shall otherwise be at prices and upon such terms as are customarily contained in options generally granted under the Stock Option Plan.

  6.15 Use of Company Information. Buyer agrees that it shall not file with the Securities and Exchange Commission of the United States any disclosure document, including but not limited to the Proxy Statement, any document relating to the financing referred to in Section 7.3(g), any report or other document filed by the Buyer under the Exchange Act or otherwise made public, that includes the names of either of the Companies, the Shareholders or any Affiliate or Associate thereof, without the prior written consent of the Majority Shareholder, except solely as and to the extent that the Buyer is advised by its legal counsel that the same is required by law to be so filed (in which case the Buyer shall use its best efforts to provide to the Majority Shareholder, as early as possible prior to such filing, a copy of the document proposed to be so filed, and shall give the Majority Shareholder, as and to the extent practicable, reasonable opportunity to review and reasonably modify such proposed filing).

                                  ARTICLE VII

                             CONDITIONS PRECEDENT

  7.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the transactions contemplated by the Agreement shall be subject to the conditions that (a) no governmental authority or other agency or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary, or permanent) which is in effect and has the effect of prohibiting consummation of the transactions contemplated by this Agreement, (b) the sum of all cash and cash equivalent assets plus amounts immediately available for additional borrowing under credit arrangements, of Buyer and the Companies on a consolidated, proforma basis immediately after and giving effect to the Closing, shall be not less than US$35,000,000 and (c) holders of less than 5.0% of the outstanding shares of Buyer's Common Stock shall have filed demands for payment or otherwise become entitled to exercise any dissenters' or appraisal rights under Chapter 13 of the California Corporations Code.

  7.2 Conditions to the Obligations of the Shareholders. The obligations of each Shareholder to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

    (a) Buyer shall have performed in all material respects the obligations under this Agreement required to be performed by it on or prior to the Closing Date pursuant to the terms hereof.

    (b) The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct as of such date.

    (c) Buyer shall have delivered to the Shareholders a certificate to the effect set forth in paragraphs (a) and (b) above in this Section.

    (d) Christopher D. Dobson and Nigel Wheeler shall each have been elected as members of the Board of Directors of the Buyer and additionally shall have been elected as the Vice Chairman of the Board and the Chief Operating Officer, respectively, of the Buyer.

    (e) The Buyer and Nigel Wheeler shall have entered into an Employment Agreement substantially in the form of Exhibit B hereto.

    (f) The Buyer shall have granted the stock options referred to in Section 6.14(b).

    (g) The Companies and the Majority Shareholder shall have received such other duly and validly executed documents and instruments from the Buyer in connection with the Closing as have been reasonably requested by them and are customary for transactions of this type.

    (h) All necessary waivers, consents and approvals to or of the transactions contemplated by this Agreement of any third parties or governmental entities with respect to the Buyer, shall have been obtained and delivered to the Companies and the Majority Shareholder except where the failure to obtain any such waiver, consent or approval could not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect or Buyer Material Adverse Effect.

    (i) The Shareholders shall have received the favorable opinion of Riordan & McKinzie, counsel to Buyer, substantially in the form of Exhibit C hereto, and otherwise in form and substance reasonably satisfactory to the Shareholders.

    (j) The Reimbursable Expenses (as defined in Section 8.2) shall have been paid at the Closing by the Buyer.

    (k) The Buyer and Christopher D. Dobson shall have entered into a Registration Agreement substantially in the form of Exhibit D hereto.

    (l) The Shareholders shall have obtained tax clearance to confirm that the exchange of securities pursuant to this Agreement is covered by Sections 135-137 of the Taxation of Chargeable Gains Act of 1992, by way of clearance under Section 38 of such Act.

  7.3 Conditions to the Obligations of Buyer. The obligations of Buyer to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

    (a) Each Company and each Shareholder shall have performed in all material respects its obligations under this Agreement required to be performed by it on or prior to the Closing Date pursuant to the terms hereof.

    (b) The representations and warranties of each Shareholder contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct as of such date.

    (c) The Companies and the Majority Shareholder shall have delivered to Buyer a certificate to the effect set forth in paragraphs (a) and (b) above in this Section.

    (d) Buyer shall have received a fully executed original of the Noncompetition Agreement from the Majority Shareholder substantially in the form of Exhibit E hereto.

    (e) Buyer shall have received the favorable opinion of Veale Wasbrough, counsel to the Companies and each Shareholder, substantially in the form of Exhibit F hereto and otherwise in form and substance reasonably satisfactory to Buyer.

    (f) Buyer shall have received such other duly and validly executed documents and instruments from the Companies, the Subsidiaries and the Shareholders in connection with the Closing as have been reasonably requested by it and are customary for transactions of this type.

    (g) Buyer shall have issued and sold to qualified institutional buyers subordinate convertible debentures pursuant to Rule 144A (or other available exemption) under the Securities Act in an amount at least equal to Fifty Million Dollars (US$50,000,000), on terms and conditions acceptable to Buyer, in its sole discretion, after consultation with the Majority Shareholder, including the Majority Shareholder's participation in the meeting of Buyer's pricing committee held to consider such terms and conditions.

    (h) All necessary waivers, consents and approvals to or of the transactions contemplated by this Agreement of any third parties or governmental entities with respect to any Company, Subsidiary or

  Shareholder shall have been obtained and delivered to Buyer except where the failure to obtain any such waiver, consent or approval could not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Buyer Material Adverse Effect.

    (i) A majority of the outstanding shares of Buyer's Common Stock shall have been voted in favor of this Agreement and the transactions contemplated hereby.

    (j) Buyer shall have completed the environmental investigations and reviews of the Real Properties referred to in Section 6.11, and shall not have reasonably concluded that any environmental conditions at any of the Real Properties could reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

                                 ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

  8.1 Termination. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

    (a) by the mutual written consent of Buyer and the Majority Shareholder;

    (b) by any party, if by December 31, 1996 the Closing shall not have been consummated, provided that no party may terminate this Agreement under this
  Section 8.1(b) if such failure has been caused by that party's breach of this Agreement;

    (c) by Buyer, if there is a material breach of any of the representations and warranties of any Company or Shareholder, or if any Company or Shareholder fails to comply in any material respect with any of its respective covenants or agreements contained herein; or

    (d) by the Shareholders, if there is a material breach of any of the representations and warranties of Buyer, or if Buyer fails to comply in any material respect with any of its covenants or agreements contained herein.

  8.2 Termination Fee; Expenses. Upon a termination of this Agreement (except solely a No-Fee Termination, as defined below) the Buyer shall pay to the Companies (in such respective amounts as they jointly instruct the Buyer) an aggregate fee of US$1,000,000 (the "Termination Fee"), and the Buyer shall additionally pay to them all reasonable fees and expenses actually incurred by them in connection with the transactions contemplated hereby, including all reasonable legal, investment banking, accounting and other fees and expenses (the "Reimbursable Expenses"). The Termination Fee shall be payable in immediately available funds on the second business day following any termination giving rise to the obligation to pay such Termination Fee, and the Reimbursable Expenses shall be payable within ten business days following the submission to Buyer of a statement and accounting therefor.

  "No-Fee Termination" shall mean the following:

    (a) Any termination by Buyer or the Shareholders by reason of the non-occurrence of the condition to Closing set forth in clause (a) of Section
  7.1 (limited to United Kingdom matters in the case of a termination by Buyer, and limited to United States matters in the case of a termination by the Shareholders) or by the Shareholders by reason of the non-occurrence of the condition to Closing set forth in Section 7.2(l);

    (b) Any termination by Buyer by reason of the non-occurrence of any condition to Closing set forth in clause (a), (b), (c), (d), (e), (f) or
  (h) of Section 7.3; provided that any such termination by Buyer shall not constitute a No-Fee Termination if such non-occurrence is the result of a Company Material Adverse Change after the date of this Agreement; or

    (c) Any termination by the Shareholders by reason of the non-occurrence of any condition to Closing set forth in Section 7.2 if such non-occurrence is the result of a Buyer Material Adverse Change after the date of this Agreement.

  8.3 Effect of Termination. Except as otherwise provided in Section 8.2, in the event of the termination of this Agreement as provided in Section 8.1 above, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto, provided that nothing in this
Section 8.3 shall relieve any party of liability for any intentional breach of the purchase and sale covenants herein, or the covenant to use reasonable efforts to satisfy all conditions to Closing, which breach results in a termination of this Agreement. Notwithstanding the foregoing, the covenant set forth in Section 8.6 shall survive any termination of this Agreement for a period of one year.

  8.4 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

  8.5 Waiver. At any time prior to the Closing Date, the parties hereto may
(a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein, provided that any such waiver of or failure to insist on strict compliance with any such representation, warranty, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

  8.6 Conduct Following Termination. Following any termination of this Agreement, neither Buyer nor its representatives, on the one hand, nor any Company or Subsidiary nor any of their respective representatives nor the Shareholders, on the other hand, shall publicly state any disparaging or similar remark regarding the other.

                                  ARTICLE IX

                                 MISCELLANEOUS

  9.1 Survival. The Surviving Shareholder Warranties and the Surviving Buyer Warranties shall survive after the Closing until the applicable statute of limitations provided by applicable law. All other representations and warranties herein shall terminate and be extinguished upon the Closing.

  9.2 Meaning of "Best Knowledge". Whenever the term "best knowledge" or "to the best of its knowledge" or any substantially equivalent phrase is used in this Agreement with respect to the representations and warranties of any Company, Subsidiary or Shareholder, on the one hand, or the Buyer, on the other hand, it shall mean both the actual knowledge of any such individual person and, in the case of a corporation, the actual knowledge of each executive officer thereof (including specifically the Majority Shareholder with respect to each Company), and such knowledge as any such person, director or officer could reasonably be expected to acquire in the course of reasonable inquiry and investigation of the matters with respect to which such representation and warranty is made.

  9.3 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and (a) delivered personally, as of the date of such delivery, (b) sent by registered or certified mail (postage prepaid, return receipt requested), three (3) days after the mailing thereof, (c) by prepaid overnight carrier, one (1) day after delivery thereof, or (d) transmitted by facsimile, as of the date of receipt of a confirmation of transmission, to the parties at the following addresses and numbers:

  (i)  If to Buyer, to:

       Plasma & Materials Technologies, Inc.
       9255 Deering Avenue
       Chatsworth, California 91311
       Attention: John LaValle, Chief Financial Officer
       Facsimile No.: (818) 886-8098

    (ii)  If to ET, to:

          Electrotech Limited
          Thornbury Laboratories
          Littleton-Upon-Severn
          Thornbury
          Bristol, BS12-INP, U.K.
          Attention: Nigel Wheeler, CEO
          Facsimile No.: 011-44-1-454-411824

    (iii) If to ETE, to:

          Electrotech Equipments Limited
          Thornbury Laboratories
          Littleton-Upon-Severn
          Thornbury
          Bristol, BS12-INP, U.K.
          Attention: Nigel Wheeler, CEO
          Facsimile No.: 011-44-1-454-411824

    (iv)  If to the Shareholders, to:

          Christopher David Dobson
          Ann Dilys Dobson
          Elberton Manor
          Elberton, Bristol
          Avon B512-3AA, U.K.
          Facsimile No.: 011-44-1-454-418655

          Frank Stanley Keeble
          Patricia Ann Keeble
          Whistlers
          Kingston Seymour, Clevedon
          Avon B321-EXS, U.K.
          Facsimile No.: 0033 4182 6322

          Kenneth Nash Knight Willmott
          Peter Geoffrey Willmott
          Kevin Nash Knight Willmott
          6 Parc-y-Fro
          Creigian, Cardiff, U.K.
          Facsimile No.: 01222 345626

or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made as of the date actually received.

  9.4 Headings; Agreement. The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The term "Agreement" for purposes of representations and warranties hereunder shall be deemed to include the Schedules and Exhibits hereto to be executed and delivered by a party.

  9.5 Publicity. So long as this Agreement is in effect, the parties hereto shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or other announcement with respect to the transactions contemplated by this Agreement or this Agreement without the consent of the other parties, which consent shall not be unreasonably withheld or delayed.

  9.6 Entire Agreement. This Agreement, the Letter Agreement dated May 2, 1996 and the Mutual Non-Disclosure Agreement dated December 19, 1995, as amended by that certain letter dated May 22, 1996 to ET's counsel from counsel to the Buyer, constitute the entire agreement among the parties and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof or thereof.

  9.7 Conveyance Taxes. The Buyer agrees to assume liability for and to hold the Shareholders harmless against any sales, use, transfer, stamp, stock transfer, real property transfer or gains, and value added taxes, any transfer, registration, recording or other fees (including without limitation, any stamp duties), and any similar taxes incurred as a result of the transactions contemplated hereby, other than capital gains taxes imposed upon the Shareholders by virtue of the disposal of the ET Shares or with respect to a higher rate of taxes due on any pre-Closing dividends due by reason of the transactions permitted by Section 9.8 hereof, as to which the Shareholders agree severally and not jointly to assume liability for and to hold Buyer and the Companies harmless against.

  9.8 Company Pre-Closing Dividends. The Companies may, prior to the Closing, declare and pay cash dividends to the Shareholders up to an amount permitted by law but not exceeding the net cash payment specified in Section 1.4(a) hereof, in which case the parties agree that:

  (a) Buyer shall, immediately prior to the Closing, loan to the Companies an amount equal to the sum of such dividends, plus all taxes required to be paid by the Companies in connection with the payment of such dividends (the "Dividend Taxes"), in order to fund the payment of such dividends immediately prior to the Closing and the payment of the Dividend Taxes;

  (b) The cash portion of the Purchase Price payable to the Shareholders at the Closing pursuant to Section 1.4 shall be reduced, prorata as to each Shareholder, by an aggregate amount equal to such loan by the Buyer;

  (c) Immediately after the Closing, the indebtedness of the Companies to the Buyer in respect of the loan referred to in clause (a) shall be forgiven by the Buyer as a contribution to the capital of the Companies but subject to the contingent obligation of the Companies to make the payments described in clause (d) below; and

  (d) From time to time if and when the Companies are entitled to a credit for the Dividend Taxes against other amounts due and payable for income taxes of the Companies, then the Companies shall pay to the Shareholders (promptly after such time as the Companies would have otherwise been required to pay to the taxing authorities the amounts so reduced by such credit), prorata to each Shareholder in the same proportion that the cash portion of the Purchase Price was reduced under clause (b) above, the aggregate amount of such credit.

  9.9 Advance of Reimbursable Expenses. Within seven (7) days after presentation to the Buyer by the Companies of invoices or other reasonable evidence thereof, the Buyer shall advance to the Companies a sum equal to all Reimbursable Expenses incurred by the Companies prior to the execution of this Agreement in respect of amounts payable to third parties other than Hambrecht & Quist, and excluding any internal charges or expenses of the Companies or any Subsidiary. Such payments shall be considered an advance in respect of any amounts ultimately owed by the Buyer to the Companies pursuant to Section 8.2 hereof and, if no amounts are ever owed by the Buyer to the Companies pursuant to Section 8.2 hereof by reason of the occurrence of a No-Fee Termination of this Agreement, the Companies shall, within seven (7) days following the occurrence of such No-Fee Termination, refund to the Buyer all amounts advanced to the Companies pursuant to this Section 9.9.

  9.10 Hold-back Agreement. Each of the Shareholders severally agrees that such Shareholder will not offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of any shares of Buyer Common Stock beneficially owned by such Shareholder or any securities convertible into, or exchangeable for, shares of Buyer Common Stock for a period of 90 days following the Closing Date, without the prior written consent of Salomon Brothers Inc, the lead investment banker engaged by the Buyer in connection with the transaction described in Section 7.3(g).

  9.11 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefits of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto without the prior written consent of the other parties, except as permitted by Section 6.10 hereof.

  9.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

  9.13 Governing Law. The validity and interpretation of this Agreement shall be governed by English law, without reference to the conflict of laws principles thereof.

  9.14 Third Party Beneficiaries. This Agreement is not intended to confer upon any other person any rights or remedies hereunder.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by an individual thereunto duly authorized, all as of the date first written above.

BUYER:                                    PLASMA & MATERIALS TECHNOLOGIES,
                                          INC.
                                          a California corporation

                                          By: /s/ Gregor A. Campbell
                                             _________________________________
                                             Name: Gregor A. Campbell
                                             Chief Executive Officer

ET:                                       ELECTROTECH LIMITED
                                          an English corporation

                                          By: /s/ Nigel Wheeler
                                             _________________________________
                                             Name: Nigel Wheeler
                                             Chief Executive Officer

ETE:                                      ELECTROTECH EQUIPMENTS LIMITED
                                          an English corporation

                                          By: /s/ Nigel Wheeler
                                             _________________________________
                                             Name: Nigel Wheeler
                                             Chief Executive Officer

SHAREHOLDERS:
                                           /s/ Christopher David Dobson
                                          ____________________________________
                                          Name: Christopher David Dobson

                                           /s/ Frank Stanley Keeble
                                          ____________________________________
                                          Name: Frank Stanley Keeble

                                           /s/ Kenneth Nash Knight Willmott
                                          ____________________________________
                                          Name: Kenneth Nash Knight Willmott

                                           /s/ Kevin Nash Knight Willmott
                                          ____________________________________
                                          Name: Kevin Nash Knight Willmott

                                           /s/ Ann Dilys Dobson
                                          ____________________________________
                                          Name: Ann Dilys Dobson

                                           /s/ Patricia Ann Keeble
                                          ____________________________________
                                          Name: Patricia Ann Keeble

                                                                       EXHIBIT A

                         SCHEDULE OF THE CONSIDERATION

                                                           CASH (US$)
                                                           DISTRIBUTION
 SHAREHOLDERS             SHARES                           RATIO        COMMON STOCK
 ------------             ------                           ------------ ------------
 Christopher David Dodson 58 ordinary 'a' shares of        +++             4,853,334
 Elberton Manor           (Pounds)1 each of ETE              +
 Elberton                 4,942 ordinary 'b' shares of       +
 Bristol                  (Pounds)1 each of ETE              +
 Avon                     324 ordinary shares of             +
 BS12 3AA                 (Pounds)1 each of ET               +
                                                             +    35*
 Ann Dilys Dobson         6 ordinary shares of               +
 Elberton Manor           (Pounds)1 each of ET               +
 Elberton                                                    +
 Bristol                                                     +
 Avon                                                        +
 BS12 3AA                                                  +++

 Frank Stanley Keeble     12 ordinary 'a' shares of        +++               373,333
 Whistlers                (Pounds)1 each of ETE              +
 Kingston Seymour         2,488 ordinary 'b' shares of       +
 Clevedon                 (Pounds)1 each of ETE              +
 Avon                     114 ordinary shares of             +
 BS21                     (Pounds)1 each of ET               +
                                                             +      15*
 Patricia Ann Keeble      6 ordinary shares of               +
 Whistlers                (Pounds)1 each of ET               +
 Kingston Seymour                                            +
 Clevedon                                                    +
 Avon                                                        +
 BS21                                                      +++

 Kenneth Nash Knight      12 ordinary 'a' shares of                 15*      373,333
 Willmott, Peter Geoffrey (Pounds)1 each of ETE
 Willmott and Kevin Nash  2,488 ordinary 'b' shares of
 Knight Willmott          (Pounds)1 each of ETE
 c/o 6 Parc-y-Pro         120 ordinary shares of
 Creigian                 (Pounds)1 each of ET
 Cardiff

- --------
* cash payable will be the sum of seventy five million dollars (US$75,000,000) adjusted in accordance with the following clauses of the Share Sale and Purchase Agreement:

     6.13 the aggregate cash amounts to be contributed by the Buyer to the Companies at closing in relation to the Employee Bonus Amount, the Wheeler Bonus and the Dobson Fee.

     9.8 amount of loan made to the Companies to enable them to pay pre-closing dividends to the Shareholders.

  and the balance will be distributed between Mr. and Mrs. Dobson, Mr. and Mrs. Keeble and Messrs. Willmott in the ratio 35:15:15 respectively.

                                                                      EXHIBIT B

                             EMPLOYMENT AGREEMENT

  This Employment Agreement (this "Agreement"), dated ___________ , 1996, is entered into by and between Nigel Wheeler ("Executive") and Plasma & Materials Technologies, Inc., a California corporation ("Employer").

                                  WITNESSETH:

  WHEREAS, concurrently herewith, Employer will acquire all of the outstanding shares of Electrotech Limited and Electrotech Equipments Limited, companies organized under the laws of England and in the business of manufacturing and selling semiconductor capital equipment (the "Business");

  WHEREAS, Executive has been employed as the Chief Executive Officer of Electrotech Limited and Electrotech Equipments Limited and has skills and experience in the Business and the technology associated therewith; and

  WHEREAS, Employer desires to obtain Executive's services for the conduct of its Business, and Executive desires to be employed in such Business by and for Employer.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

  1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below.

    (a) "Affiliate" means any corporation, partnership, limited liability company or other person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified. For the purposes hereof, "control" means both the right to direct or cause the direction of the management and policies of an entity, whether through ownership of voting rights, by contract or otherwise, including with limitation the right to sell or cause the sale of all or substantially all of the assets of such entity.

    (b) "Board" means the Board of Directors of Employer.

    (c) "Disability" or "Disabled" has the meaning set forth in Section 10(b) hereof.

    (d) "Effective Date of Termination" has the meaning set forth in Section 10(f) hereof.

    (e) "Termination For Cause" means the termination by Employer of Executive's employment because he has been convicted of a felony or been adjudged by a court of competent jurisdiction to have defrauded Employer, any Affiliate of Employer or any customer of Employer.

    (f) "Termination For Good Reason" means a termination by Executive of his employment with Employer based on (i) a material diminution of Executive's duties as President and Chief Operating Officer, (ii) the imposition by the Board of a requirement that Executive report to persons other than the Board, the Chairman or the Chief Executive Officer, (iii) the breach by Employer of any of its material obligations under this Agreement or (iv) Employer ceasing to be engaged in the Business or in any business that is substantially similar to the Business.

    (g) "Termination Without Cause" means a termination by Employer of Executive's employment that is not a Termination For Cause or a termination resulting from Executive's death or Disability.

    (h) "Termination Without Good Reason" means a termination by Executive of his employment with Employer that is not a Termination For Good Reason or a termination resulting from Executive's death or Disability.

  2. Employment. Employer hereby employs Executive as an executive officer and Executive hereby accepts such employment upon the terms and conditions hereinafter set forth.

  3. Duties.

    (a) Executive shall perform his services as President and Chief Operating Officer, under the supervision of the Chairman and the Chief Executive Officer of Employer and within the framework of the policies and objectives of Employer. In such capacity, Executive (i) shall exercise general day-to-day supervisory responsibility and operational and management authority over Employer and its officers and executives and all of its Affiliates and their respective officers and executives, (ii) shall provide advice and input to members of Employer's Board and shall, at their request, attend all meetings of the Board for that purpose, and (iii) shall perform such other duties as may be assigned to him from time to time by the Board.

    (b) Executive shall devote his entire business time, attention and energies to the performance of his duties and functions under this Agreement and shall not during the term of his employment hereunder be engaged in any other substantial business activity for gain, profit or other pecuniary advantage. Executive shall faithfully, loyally and diligently perform his assigned duties and functions and shall not engage in any activities whatsoever which conflict with the objectives of Employer's Business during the term of his employment hereunder.

    (c) Employer shall furnish Executive with such facilities at the corporate offices of Electrotech Limited and services as are suitable to his position and adequate for the performance of his duties and functions hereunder. It is understood that Executive's "home base" location shall be at Ringland Way, Newport, Gwent NP62TA.

  4. Director. During the term of this Agreement, Executive shall be nominated to serve as a director of the Board of Employer.

  5. Term. The term of this Agreement shall commence on the date hereof and shall continue until _________ , 1999 (the "Initial Term"), and thereafter shall continue for additional one-year periods unless and until such time as either party hereto provides written notice to the other thirty (30) days prior to the end of the third year of the Initial Term or prior to the end of any such additional one-year period (such additional one-year periods, together with the Initial Term, the "Employment Term"). Upon any termination of Executive's employment hereunder (other than a Termination Without Good Reason or a Termination for Cause), Executive shall be retained as a consultant to Employer until all of the stock options described in Section 6(c), and any other stock options which may have been granted to Executive, have fully vested, upon acceleration or otherwise.

  6. Compensation. Employer shall pay to Executive, as compensation for the services agreed to be rendered by Executive hereunder, the following:

    (a) Base Salary. During the Employment Term, Employer shall pay to Executive a salary of $250,000 per annum payable in British pounds sterling; provided, that the amount of such base salary shall be reviewed and may be adjusted by Employer annually during the Employment Term in light of the conditions then existing and the services then being rendered by Executive, in which case Executive's base salary shall be such higher amount as may be determined by Employer (such annual base salary, as in effect from time to time, being referred to herein as the "Base Salary"). The Base Salary shall be payable monthly at the exchange rate prevailing at the date of each monthly payment, less appropriate deductions for federal, state and local income taxes, FICA contributions and any other deductions required by law or authorized by Executive.

    (b) Annual Performance Bonus. In addition to the Base Salary, Executive shall be eligible to receive an annual performance bonus (the "Annual Bonus") for each year of service (or any part thereof in the event of termination of Executive's employment hereunder (other than a Termination Without Good Reason or a Termination for Cause), in which case any Annual Bonus shall be prorated for such partial year) during the Employment Term (each such year or any partial such year referred to as an "Annual Bonus Period"), to the maximum extent of eligibility permitted to executive officers, or if no such bonus is permitted, in such amount, if any, as may be determined by the Board in its discretion. Each Annual Bonus shall be payable in British pounds sterling at the exchange rate prevailing at the date of payment which shall be in accordance with Employer's normal annual bonus payment schedule, less appropriate deductions for federal, state, and local income taxes, FICA contributions and any other deductions required by law or authorized by Executive.

    (c) Options. Concurrently herewith, the Compensation Committee of the Board of Employer shall grant to Executive, pursuant to Employer's 1991 Stock Option Plan, options to acquire 200,000 shares of Employer's common stock at an exercise price equal to the fair market value of the underlying shares of common stock on the date of such grant, 25% of which shall vest on each anniversary of the date of grant over a period of four years (the "Options), subject to Executive's continuous employment or consultancy with Employer pursuant hereto.

    (d) Payment of Additional Amount. Employer shall pay to Executive, for so long as Executive is not a resident of the United States, as additional payments, such amounts as may be necessary in order that every net payment of Executive's salary, bonus or other payment, after deducting or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon, or as a result of, such payment by the government of the United States or any state thereof or any political subdivision or taxing authority of or in the United States, will not be less than (x) the gross amount provided for herein, as may be adjusted by the Board of Directors pursuant hereto, then due and payable minus (y) the amount of income taxes payable by Executive or required to be deducted or withheld for or on account of any present or future tax, assessment or other governmental charge.

  7. Benefits. During the Employment Term, Executive shall receive benefits, in England, including, but not limited to (a) life insurance equal to four times Executive's Base Salary, (b) medical insurance for Executive and his family, (c) home telephone for business and private use, (d) company car for business and private use, including fuel, (e) continuation of pension plan benefits, including employer contributions based on actuarials, (f) business class travel, and (g) all benefits offered to other executive officers of the Employer to the maximum extent so offered.

  8. Expenses. During the Employment Term, Employer shall reimburse Executive for all reasonable travel, entertainment and other expenses incurred or paid by Executive in performing his duties and functions hereunder, upon Executive's submission of reasonable documentation thereof.

  9. Vacations. In addition to such holidays, sick leave and personal time off as is allowed under the policies of Employer to management generally, Executive shall be entitled during each twelve-month period during the Employment Term to twenty-four (24) days of vacation and all statutory bank holidays of England, with full pay. The duration of such vacations and the time or times when they shall be taken will be determined by Executive in consultation with Employer.

  10. Termination.

    (a) Death. The Employment Term will terminate automatically in the event of Executive's death. Upon such termination, Executive will be entitled to receive the payments prescribed by subsection 10(c)(iii).

    (b) Disability. If Executive becomes Disabled, Employer may elect to give written notice of termination to Executive, which notice will specify the date of termination. Upon such termination, Executive will be released from any duties and obligations hereunder (except as set forth in Section 11) and Executive will be entitled to receive the payments prescribed by subsection 10(c)(i). "Disabled" as used in this Agreement means the inability of Executive substantially to perform his duties for a period of 180 consecutive days or for a total of 180 days or more in any 360-day period as a result of a physical or mental illness, all as determined in good faith and on a reasonable basis by the Board. The Board will be deemed to have acted in good faith only if it acts in reliance on the advice of at least two physicians reasonably believed by the Board to be competent in such matters.

    (c) Termination For Cause or Without Good Reason. The Employment Term may be terminated by a Termination For Cause or a Termination Without Good Reason. Upon either such termination, Executive will be released from any duties and obligations under this Agreement (except as set forth in Section
  11) and Executive will be entitled to receive the payments prescribed by subsection 10(e)(ii). Executive will not be entitled to any other payment in the event of a Termination For Cause or a Termination Without Good Reason other than any payment prescribed by Section 10(c)(ii) relating to the period before the Effective Date of Termination.

    (d) Termination Without Cause or For Good Reason. The Employment Term will be terminated by a Termination Without Cause or a Termination For Good Reason. Upon either such termination, Executive will be released from any duties under this Agreement (except as set forth in Section 11) and Executive will be entitled to receive the payments prescribed by subsection (10(e)(i).

    (e) Payment Upon Termination. If the Employment Term is terminated before the third anniversary of the date of this Agreement, in addition to any rights Executive may have with respect to payments, if any, pursuant to
  Section 6, Employer will pay to Executive the following compensation which when paid will be deemed to be paid in final settlement of any claims in connection with such termination Executive may have against Employer or any Affiliate of Employer, and after such payments are made, Employer and its Affiliates will have no liability or obligation of any kind to Executive in connection with such termination:

      (i) Payment Upon Termination Without Cause or For Good Reason. If a Termination Without Cause or a Termination For Good Reason has occurred, or if Executive becomes Disabled, Executive will be entitled to receive his Base Salary (at the rate of effect at the Effective Date of Termination) through the remainder of the Employment Term (which, for purposes of this Section 10(e)(i), shall not be less than one year), without setoff or reduction in respect of such amounts, if any, earned by Executive from other employment after the Effective Date of Termination either, at Executive's election, in a lump sum payment or in the same manner as paid prior to the Effective Date of Termination and Executive shall receive all the benefits to which he is entitled pursuant to clauses (a), (b) and (e) of Section 7 through the remainder of the Employment Term.

      (ii) Payment Upon Termination For Cause or Without Good Reason. If a Termination For Cause or a Termination Without Good Reason has occurred, Employer will pay to Executive his Base Salary (as in effect on the Effective Date of Termination) and other benefits, including accrued vacation pay, (without setoff or reduction in respect of such amounts) to which Executive is entitled pursuant to this Agreement through the Effective Date of Termination.

      (iii) Payment Upon Termination in the Event of Death. In the case of a termination of this Agreement upon Executive's death, Executive's estate shall be entitled to receive his Base Salary (at the rate in effect on the date of death) through the end of the month in which the Effective Date of Termination occurs and other benefits including those specified in Section 7 hereof through the end of the month in which the Effective Date of Termination occurs and accrued vacation pay (all without setoff or reduction in respect of such amounts).

    (f) Effective Date of Termination. The "Effective Date of Termination" of Executive's employment will be: (i) in the case of a Termination Without Cause, on the date specified in a notice given by Employer to Executive or, if no date is specified, on the date such notice is given; (ii) in the case of a Termination Without Good Reason, on the date specified in a notice given by Executive to Employer or, if no date is specified, on the date such notice is given; (iii) in the case of a Termination For Good Reason, the date notice of termination is given by Executive; or (iv) in the case of a Termination For Cause, the date notice of termination is given by Employer; (v) in the case of Executive's death, the date of death; and (vi) in case Executive is determined to be Disabled, the date the Board determines that Executive is Disabled.

  11. Confidentiality. During the Employment Term, Executive will not use for his own advantage or disclose any proprietary or confidential information relating to the business operations or properties of Employer, any Affiliate of Employer or any of their respective customers, suppliers, landlords, licensors or licensees. Upon the expiration or termination of the Employment Term, Executive will surrender and deliver to Employer all documents and information of every kind relating to or connected with Employer and its Affiliates and their respective businesses, customers, suppliers, landlord, licensors and licensees. The foregoing confidential information provisions shall not apply to information which: (i) is or becomes publicly known through no wrongful act of the Executive; (ii) is rightfully received from any third party without restriction and without breach by Executive of this Employment Agreement; or (iii) is independently developed by Executive after the term of his employment hereunder or is independently developed by a competitor of Employer at any time. The provisions of this Section 11 shall survive the expiration and/or termination of this Employment Agreement for a period of two years from the Effective Date of Termination.

  12. Non-Compete. During the Noncompetition Term (as defined below) Executive will not directly or indirectly engage in competition with Employer by being associated in any capacity (whether as employee, owner, consultant, agent or otherwise) with any person or entity that sells or offers to sell any products or services which are in the same line of business as the Business and which directly compete in any area in the world where the Employer's products or services are offered or sold by Employer. The foregoing sentence shall not preclude the ownership by Executive of 10% or less of any class of security of any issuer which is registered pursuant to the Securities Exchange Act of 1934, as amended, or which is listed on the London Stock Exchange. As used herein, "Noncompetition Term" means the period of Executive's employment with Employer and for such period after an Effective Date of Termination during which Executive continues to receive any payments equal to his Base Salary pursuant to subsection 10(e)(i) above.

  13. Arbitration. Any dispute or controversy arising out of or relating to this Agreement or any claimed breach hereof shall be settled, at the request of either party, by an arbitration proceeding conducted in accordance with the rules of the American Arbitration Association ("AAA"), with the award determined to be appropriate by the arbitrator therein to be final, non-appealable and binding on the parties hereto, and with judgment upon such award as is rendered in any such arbitration proceeding available for entry and enforcement in any court having jurisdiction of the parties hereto. The arbitrator shall be an impartial arbitrator qualified to serve in accordance with the rules of the AAA and shall be reasonably acceptable to each of the Employer and the Executive. If no such acceptable arbitrator is so appointed within fifteen (15) days after the initial request for arbitration of such disputed matter, each of the parties promptly shall designate a person qualified to serve as an arbitrator in accordance with the rules of the AAA, and the two persons so designated promptly shall select the arbitrator from among those persons qualified to serve in accordance with the rules of the AAA. The arbitration shall be held in the State of California in the United States at the time of the initiation of any such proceedings, or in such other place as may be agreed upon at the time by the parties. The expenses of the arbitration proceeding shall be borne by Employer.

  14. Indemnification.

    (a) Employer shall indemnify Executive to the fullest extent permitted by the Articles of Incorporation and Bylaws of Employer as in effect on the date hereof (or if such Articles of Incorporation or Bylaws are amended to broaden such indemnification, then such broadened indemnification terms shall apply) against all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, penalties and amounts paid in settlement) reasonably incurred by Executive in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative in which Executive is made, or is threatened to be made, a party to or a witness in such action, suit or proceeding by reason of the fact that he is or was an officer, director, consultant, agent or Executive of the Employer or of any of Employer's Affiliates or is or was serving as an officer, consultant, director, member, Executive, trustee, agent or fiduciary of any other entity at the request of the Employer (a "Proceeding"). Employer shall maintain policies for insurance coverage of Executive to the fullest extent available to any other director or officer of Employer, which shall include director and officer insurance and insurance coverage relating to acts of Employer prior to the commencement of Executive's employment hereunder. Employer shall enter into an indemnification agreement with Executive to the same extent Employer has entered into such agreements with other executive officers of Employer.

    (b) The indemnification provided to Executive hereunder is in addition to, and not in lieu of, any additional indemnification to which he may be entitled pursuant to Employer's Articles of Incorporation or Bylaws, any insurance maintained by Employer from time to time providing coverage to Executive and other officers and directors of Employer, or any separate written agreement with Executive. The provisions of this Section 14 shall survive any termination of this Agreement.

  15. Amendment and Modification. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. Such to applicable law and upon the consent of the Board of Employer, this Agreement may be amended, modified and supplemented by written agreement of Employer and Executive with respect to any of the terms contained herein.

  16. Waiver of Compliance. Any failure of either party to comply with any obligation, covenant, agreement or condition on its part contained herein may be expressly waived in writing by the other party, but such waiver or failure to insist upon strict compliance shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party, such consent shall be given in writing.

  17. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, sent by registered or certified U.S. Mail, postage prepaid, commercial overnight courier service or transmitted by facsimile and shall be deemed served or delivered to the addressee at the address for such notice specified below when hand delivered, upon confirmation of sending when sent by facsimile, on the second day after being sent when sent by overnight delivery or ten (10) days after having been mailed, certified or registered mail with postage prepaid:

  If to Employer:                        If to Executive:


  Plasma & Materials Technologies, Inc.  Nigel Wheeler
  9255 Deering Avenue                    Ringland Way
  Chatsworth, CA 91311                   Newport, Gwent NP62TA
  Attention: Chief Executive Officer     Facsimile: 011-44-1-633-414-040
  Facsimile: (818) 886-8756

or, in the case of either such party, to such substitute address as such party may designate from time to time for purposes of notices to be given to such party hereunder, which substitute address shall be designated as such in a written notice given to the other party addressed as aforesaid.

  18. Assignment. This Agreement shall inure to the benefit of Executive and Employer and be binding upon the successors and general assigns of Employer. This Agreement shall not be assignable without consent of the parties hereto which consent may be given or withheld in the sole discretion of the parties hereto.

  19. Enforceability. In the event it is determined that this Agreement is unenforceable in any respect, it is the mutual intent of the parties that it be construed to apply and be enforceable to the maximum extent permitted by applicable law.

  20. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws applicable to contracts executed, delivered and fully to be performed in the State of California.

  IN WITNESS WHEREOF, the parties have executed this Agreement to be effective on and as of the day and year first above written.

                                          EMPLOYER:

                                          PLASMA & MATERIALS TECHNOLOGIES,
                                           INC.

                                          By: _________________________________
                                             Name:
                                             Title:

                                          EXECUTIVE:

                                          _____________________________________
                                                      Nigel Wheeler

                                                                      EXHIBIT C

                    [FORM OF OPINION OF RIORDAN & MCKINZIE]

                                      , 1996


The Shareholders parties to that
 certain Share Purchase Agreement
 dated July   , 1996

    Re: Share Purchase Agreement

Ladies and Gentlemen:

  This firm has acted as counsel to Plasma & Materials Technologies, Inc., a California corporation ("Buyer"), in connection with that certain Share
Purchase Agreement dated as of July    , 1996 (the "Share Purchase Agreement")
among Buyer, Electrotech Ltd., a corporation organized under the laws of England ("ET"), Electrotech Equipments Ltd., a corporation organized under the laws of England ("ETE," and sometimes collectively with ET, the "Companies"), Christopher D. Dobson, an individual, F.S. Keeble, an individual, and K.N.K. Willmott, as Managing Trustee of the Willmott Settlements (collectively, the "Shareholders"). This opinion is delivered to you in compliance with Section 7.2(i) of the Share Purchase Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Share Purchase Agreement.

  In rendering this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, certificates of public officials, documents and other instruments as we have deemed necessary or appropriate to enable us to express the opinions set forth below. In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies. In rendering this opinion, when the facts were not independently established or verified by us, we have relied upon certificates, statements, representations and opinions of officers, other representatives of the Buyer, public officials and others.

  This Opinion is subject to all matters contained or referred to in the Buyer Disclosure Letter.

  We have investigated such questions of law as we have deemed relevant and necessary in connection with rendering this opinion. We are attorneys duly admitted and qualified to practice only in the State of California, and, except as noted below in this paragraph, we are opining herein only as to the effect on the subject transactions of United States federal law and the laws of the State of California. With respect to all matters of the laws of England addressed by the last sentence of paragraph 2 and by paragraphs 3 and 4, we are, with your consent, opining in reliance on the opinion of Reynolds Porter Chamberlain, a copy of which is attached hereto. We are not opining on, and assume no responsibility as to the applicability of, or the effect on any of the matters covered herein of, the laws of any other jurisdiction.

  Based on the foregoing and subject to the qualifications, exceptions and limitations set forth herein, we are of the opinion that:

    1. To our best knowledge, the Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has all corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign entity and is in good standing within such states of the United States of America where the character of the property owned or leased by it, or the nature of its activities, makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Buyer Material Adverse Effect.

    2. The execution and delivery of the Share Purchase Agreement by the Buyer and the consummation of the transactions contemplated thereby have been duly authorized by the Board of Directors and shareholders of the Buyer. The Share Purchase Agreement has been duly executed and delivered by the Buyer and constitutes the valid and binding obligations of the Buyer, enforceable against it in accordance with its terms.

    3. The Buyer Shares issued to the Shareholders pursuant to the Share Purchase Agreement have been duly authorized, validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights.

    4. To our best knowledge, the execution, delivery and performance of the Share Purchase Agreement and the consummation by the Buyer of the transactions contemplated thereby will not (a) contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Buyer or to a loss of any benefit to which the Buyer is entitled under any provision of
  (i) applicable law or regulation, (ii) the Articles of Incorporation or Bylaws of the Buyer, or (iii) to the best of our knowledge, any agreement, contract, instrument, plan, lease, judgment, injunction, order, decree, award or other instrument binding upon the Buyer or (b) to our best knowledge, result in the creation or imposition of any Encumbrances on any asset of the Buyer, except for any such contravention, default, termination, cancellation, acceleration, loss or Encumbrance that could not reasonably be expected, individually or in the aggregate, to have a Buyer Material Adverse Effect.

    5. To our best knowledge, there are no claims, actions, proceedings or investigations pending or threatened involving or affecting the Buyer or any of its properties or assets before any court or governmental or regulatory authority or body in which an adverse determination could reasonably be expected to have a Buyer Material Adverse Effect or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by the Share Purchase Agreement. To our best knowledge, neither the Buyer nor any of its property or assets is subject to any order, judgment, injunction or decree that could reasonably be expected to have a Buyer Material Adverse Effect.

  The opinion expressed in paragraph 2 above is qualified to the extent that the validity, binding nature or enforceability of any term of the Share Purchase Agreement may be limited or otherwise affected by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, and (b) general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law). Furthermore, such opinion is limited with respect to any indemnity provisions contained in the Share Purchase Agreement to the extent that the enforcement thereof may be limited by public policy considerations.

  This opinion letter is intended solely for your benefit in connection with the transactions contemplated by the Share Purchase Agreement and may not be relied upon by you for any other purpose, or relied upon by any other person for any purpose without our prior written consent.

  Our liability in respect of the above opinion shall not in any event exceed the sum of Fifteen Million Pounds Sterling ((Pounds)15,000,000) inclusive of all costs, demands, expenses, consequential damages and interest, and any such liability shall cease on the expiration of one year from the date of Closing.

                                          Very truly yours,

                                                                      EXHIBIT D

                            REGISTRATION AGREEMENT

  THIS REGISTRATION AGREEMENT (this "Agreement") is made and entered into as
of         , 1996 by and between Plasma & Materials Technologies, Inc., a
California corporation (the "Company"), and Christopher D. Dobson, an individual (the "Investor"). This Agreement is entered into pursuant to that certain Share Purchase Agreement dated as of July 17, 1996 (the "Share Purchase Agreement") by and among the Company, Electrotech Limited, Electrotech Equipments Limited, the Investor and certain other parties.

  1. Definitions. For purposes of this Agreement:

    (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing with the Securities and Exchange Commission (the "SEC") a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document; and

    (b) The term "Registrable Securities" means the             shares of the
  Company's Common Stock issued to the Investor pursuant to the Share Purchase Agreement, and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.

  2. Request for Registration.

    (a) If the Company shall receive at any time after the first anniversary of this Agreement, a written request from the Investor that the Company file a registration statement under the Securities Act covering the registration of any Registrable Securities (provided that the aggregate amount of such Registrable Securities would exceed the amount specified in paragraph (e) of Rule 144 under the Securities Act), then the Company shall file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Investor so requests to be registered.

    (b) The Company is obligated to effect only three such registrations pursuant to this Section 2; provided, however, that the Company shall not be obligated to effect any such registration if the Company has, within the six months preceding the date of receipt of the request for such registration, already effected one such registration.

    (c) Notwithstanding the foregoing, if the Company shall furnish to the Investor a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than an additional 120 days after receipt of the request of the Investor referred to in Section 2(a) above; provided, however, that the Company may not utilize this right more than once in any 12-month period.

  3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Investor) any of its stock or other securities under the Securities Act in connection with the public offering, on or after the first anniversary of this Agreement, of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock option, purchase or similar benefit plan or an SEC Rule 145 transaction), the Company shall, at such time, promptly give the Investor written notice of such registration. Upon the written request of the Investor given within 30 days after the effectiveness of such notice by the Company, the Company shall, subject to the provisions of Section 8, cause to be registered under the Securities Act all of the Registrable Securities that the Investor has requested to be registered. In the event the Investor determines not to include any or all of the Registrable Securities held by the Investor in any such registration, the Investor shall continue to have the right to include such Registrable Securities in any subsequent registration, pursuant to the terms of this
Section 3.

  4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Investor, keep such registration statement effective for up to 120 days.

    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

    (c) Furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as he may reasonably request in order to facilitate the disposition of his Registrable Securities.

    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Investor shall also enter into and perform its obligations under such an agreement.

    (f) Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

    (g) Furnish, at the request of the Investor, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor.

  5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Investor shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

  6. Expenses of Demand Registrations. All expenses other than underwriting discounts and commissions incurred by the Company in connection with registrations, filings or qualifications pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

  7. Expenses of Company Registration. The Company shall bear and pay all expenses incurred by the Company in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities.

  8. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include any of the Investor's securities in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders), provided that any shares being sold by the Investor in exercising a demand registration right granted in Section 2, or by any other shareholder exercising a demand registration right similar to that granted in Section 2, shall not be excluded from such offering.

  9. Delay of Registration. The Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

  10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

    (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any underwriter (as defined in the Securities Act) for the Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "violation"):
  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any Rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and, within 30 days after the Company receives a written request containing a description in reasonable detail of the expenses incurred, the Company will advance to the Investor and each underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, whether prior to or after final disposition of any claim or action (unless there has been a final determination that such Investor, underwriter or controlling person is not entitled to be indemnified for such expenses); provided, that at the time of such advance, such Investor, underwriter or controlling person shall agree to repay the amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified pursuant to the terms of this Agreement; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person.

    (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor will reimburse as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 10(b) exceed the net proceeds from the offering received by the Investor.

    (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

    (d) The obligations of the Company and the Investor under this Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

    (e) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

  11. Termination of Registration Rights. The Company's obligations pursuant to this Agreement shall terminate when the Investor can sell all of the Registrable Securities pursuant to Rule 144 under the Securities Act during any 90-day period.

  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws.

  14. Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the parties hereto in respect of the subject matter contained herein.

  15. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effective when given upon personal delivery to the party to be notified or, if sent by telex or telecopier, upon receipt of the correct answer back, or three business days after deposit with the United States Post Office, by registered or certified mail, or upon delivery by Federal Express, DHL or similar courier, in each case postage and delivery charges prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days' advance written notice to the other parties.

  IN WITNESS WHEREOF, the Company, each of the Investors and the Founder have caused this Agreement to be signed by an officer or partner thereunto duly authorized, all as of the date first written above.

                                          PLASMA & MATERIALS TECHNOLOGIES,
                                           INC.

                                          By: _________________________________
                                              Name: ___________________________
                                              Title: __________________________

                                          Address: ____________________________
                                          _____________________________________
                                          _____________________________________

                                          _____________________________________
                                          CHRISTOPHER D. DOBSON

                                          Address: ____________________________
                                          _____________________________________
                                          _____________________________________

                                                                      EXHIBIT E

                           NONCOMPETITION AGREEMENT

  THIS NONCOMPETITION AGREEMENT ("Agreement") is made as of this      day of
         , 1996 between Plasma & Materials Technologies, Inc., a California corporation ("Buyer"), and Christopher D. Dobson ("Shareholder").

                               R E C I T A L S :

  A. Pursuant to a Share Purchase Agreement dated as of July    , 1996 (the
"Acquisition Agreement") among Buyer, Shareholder, Electrotech Limited, a corporation organized and existing under the laws of England ("ET"), Electrotech Equipments Limited, a corporation organized and existing under the laws of England ("ETE"; and sometimes collectively with ET, the "Companies") and the other shareholders of the Companies, Buyer will be acquiring all of the outstanding capital stock of the Companies and one subsidiary of ETE (the "Acquisition").

  B. The Acquisition Agreement requires that Shareholder enter into a noncompetition agreement upon the effectiveness of the Acquisition and that the obligation of Buyer to consummate the Acquisition is conditioned upon the Shareholder entering into such noncompetition agreement.

  C. The parties therefore desire to enter into this Agreement in order to implement the requirements of the Acquisition Agreement and to confirm in Buyer the good will of the business of the Companies and all of the benefits to be derived therefrom.

                              A G R E E M E N T :

  THEREFORE, in consideration of the Acquisition, the consideration to be received by Shareholder as a result of the Acquisition, the Noncompetition Fee set forth in Section 1 hereof and the mutual covenants herein contained and other consideration (the receipt and adequacy of which are hereby acknowledged by Shareholder), the parties hereby agree as follows:

  1. In consideration of the noncompetition covenant of Shareholder hereunder, the Buyer has paid to Shareholder the cash amount of Five Hundred Thousand Dollars (US$500,000) (the "Noncompetition Fee") concurrent with the execution of this Agreement.

  2. (a) During the term hereof, Shareholder shall not directly or indirectly carry on or participate in any business in competition with the Business (as hereinafter defined) as long as the Business is carried on by the Companies (or Buyer, any subsidiary or controlled affiliate of Buyer or of the Companies or any person, corporation, partnership, trust or other organization or entity deriving title from Buyer or the Companies to the good will of the Business, all of whom together with Buyer and the Companies are sometimes collectively called the "Protected Entities"). "Business" means the semiconductor manufacturing equipment development, production and marketing business of the Companies as the same exists immediately prior to the Acquisition and as the same is to be carried on by the Companies immediately after the Acquisition.

  This covenant shall extend throughout the following geographic areas:

    (i) The United Kingdom;

    (ii) The countries of the United States of America, France, Germany and Japan; and

    (iii) Each and every country and territory throughout the world in which either of the Companies or any of their subsidiaries does business immediately prior to the Acquisition.

    (b) The term "directly or indirectly carry on or participate in a business in competition with the Business" shall include Shareholder, directly or indirectly, doing any of the following listed acts:

      (i) carrying on or engaging in any such business as a principal, or on his own account, or solely or jointly with others as a director, officer, agent, employee, consultant or partner, or stockholder or limited partner owning (of record or beneficially, through a nominee or otherwise) more than ten percent (10%) of the stock of or equity interest in, or securities convertible into more than ten percent (10%) of the stock of or equity interest in, any corporation or limited partnership; or

      (ii) as agent or principal carrying on or engaging in any activities or negotiations with respect to the acquisition or the disposition of any such business; or

      (iii) lending credit or money for the purpose of establishing or operating any such business; or

      (iv) giving advice to any other person, firm, association or corporation engaging in any such business; or

      (v) lending or allowing his name or reputation to be used in any such business; or

      (vi) allowing his skill, knowledge or experience to be used in any such business.

    (c) The term of this covenant shall extend for a period of three (3) years commencing upon the effectiveness of the Acquisition.

    (d) It is the desired intent of the parties that the provisions of this
  Section 2 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that the covenant hereunder shall be adjudicated to be invalid or unenforceable in any one such jurisdiction, this Section 2 shall be deemed amended to delete therefrom or reform the portion thus adjudicated to be invalid or unenforceable, such deletion or reformation to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.

  3. Upon breach of the covenant contained in Section 2, the Protected Entities shall be entitled to injunctive relief, both pending litigation and permanently, as a remedy at law would be inadequate and insufficient.

  4. The covenants of Shareholder hereunder shall be construed as and shall be independent of the covenants, representations, warranties and obligations of the Shareholder under the Acquisition Agreement or under any agreement or instrument delivered pursuant to the Acquisition.

  5. (a) All notices required or desired to be given hereunder shall be in writing and signed by the party so giving notice, and shall be effective when personally delivered or deposited in the United States mail, as certified or registered mail, return receipt requested, first class postage and fees prepaid, addressed as set forth below. Any party may from time to time change such party's address for giving notice by giving notice thereof in the manner outlined above:

                                          Plasma & Materials Technologies,
                                          Inc.
                                          9255 Deering Avenue
                                          Chatsworth, California 91311
                                          Attention:_________________________

                                          Christopher D. Dobson
                                          Elberton Manor
                                          Elberton, Bristol
                                          Avon B512-3AA, U.K.

    (b) Should any party hereto retain counsel for the purpose of enforcing, or preventing the breach of, any provision hereof, including, but not limited to, by instituting any action or proceeding in court to enforce any provision hereof or to enjoin a breach of any provision hereof, or for a declaration of such party's rights or obligations hereunder, or for any other judicial remedy, then the prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, attorneys' fees (including costs of appeal).

    (c) This Agreement shall inure to the benefit of Buyer, the Companies and their successors and assigns.

    (d) The failure by a Protected Entity to enforce any of its rights hereunder shall not be deemed to be a waiver of such rights, unless such waiver is in writing and signed by the waiving party, and in the case of any corporation, approved by its Board of Directors. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Agreement can be amended only by a written agreement executed by each party hereto.

    (e) The validity of this Agreement, the construction of its terms and the determination of the rights and duties of the parties hereto shall be governed by the internal substantive laws of California.

    (f) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person, persons, entity or entities may require.

    (g) This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter hereof and any and all prior discussions, negotiations, commitments, letters of intent, memoranda, writings and understandings related hereto are hereby superseded.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          PLASMA & MATERIALS TECHNOLOGIES,
                                          INC.

                                          By: _________________________________

                                          Its: ________________________________

                                          _____________________________________
                                          CHRISTOPHER D. DOBSON

                                                                      EXHIBIT F

                     [FORM OF OPINION OF VEALE WASBROUGH]

                                       , 1996

Plasma & Materials Technologies, Inc.
9255 Deering Avenue
Chatsworth, California 91311

  Re: Share Purchase Agreement

Ladies and Gentlemen:

  This firm has acted as solicitors to Electrotech Ltd., a corporation organized under the laws of England ("ET"), Electrotech Equipments Ltd., a corporation organized under the laws of England ("ETE," and sometimes collectively with ET, the "Companies"), Christopher D. Dobson, an individual, F.S. Keeble, an individual, and K.N.K. Willmott, as Managing Trustee of the Willmott Settlements (collectively, the "Shareholders"), in connection with
that certain Share Purchase Agreement dated as of July    , 1996 (the "Share
Purchase Agreement") among Plasma & Materials Technologies, Inc., a California corporation ("Buyer"), the Companies and the Shareholders. This opinion is delivered to you in compliance with Section 7.3(e) of the Share Purchase Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Share Purchase Agreement.

  In rendering this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, certificates of public officials, documents and other instruments as we have deemed necessary or appropriate to enable us to express the opinions set forth below. In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies. In rendering this opinion, when the facts were not independently established or verified by us, we have relied upon certificates, statements, representations and opinions of officers, other representatives of the Company, public officials and others.

  This Opinion is subject to all matters contained or referred to in the Shareholder Disclosure Letter and the Company Disclosure Letter.

  Based on the foregoing and subject to the qualifications, exceptions and limitations set forth herein, we are of the opinion that:

    1. To our best knowledge, each Company and each Subsidiary thereof incorporated in the United Kingdom (a "U.K. Subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of England and Wales, has all corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business and is in good standing within the United Kingdom, except where the failure to be so qualified could not reasonably be expected to have a Company Material Adverse Effect.

    2. Save as specified in the Company Disclosure Letter and to our best knowledge, the shares of each of the Companies' outstanding capital stock have been duly authorized, validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights. Such shares are owned of record and, to the best of our knowledge, beneficially and free of all Encumbrances, by the Shareholders and in the respective amounts set forth on Exhibit A to the Share Purchase Agreement. To the best of our knowledge, there are no outstanding subscriptions, options, warrants, rights, convertible or exchangeable securities or other agreements, commitments or contingent liabilities on the part of either Company to issue any additional shares of capital stock or any other equity securities.

    3. The execution and delivery of the Share Purchase Agreement by each Company and the consummation of the transactions contemplated thereby have been duly authorized by the Board of Directors of each Company. The Share Purchase Agreement has been duly executed and delivered by each Company and each Shareholder and so far as we are aware constitutes the valid and binding obligations of each Company and each Shareholder, enforceable so far as we are aware against each Company and each Shareholder in accordance with its terms.

    4. Pursuant to the Share Purchase Agreement and to our best knowledge, the Shareholders have transferred to the Buyer good and marketable title to all the issued share capital of the Companies, and ETE has transferred to the Buyer good and marketable title to all the issued share capital of ET-US, free and clear of all Encumbrances, assuming that Buyer purchased the same in good faith and without notice of any adverse claims.

    5. So far as we are aware, the execution, delivery and performance of the Share Purchase Agreement and the consummation by each Company and by each Shareholder of the transactions contemplated thereby will not (a) contravene or constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of either Company or any U.K. Subsidiary or to a loss of any benefit to which such Company or such Subsidiary is entitled under any provision of (i) applicable law or regulation, (ii) the Memorandum and Articles of either Company or any U.K. Subsidiary or (iii) to the best of our knowledge, any agreement, contract, instrument, plan, lease, judgment, injunction, order, decree, award or other instrument binding upon either Company or any U.K. Subsidiary or (b) to the best of our knowledge, result in the creation or imposition of any Encumbrances on any asset of either Company or any U.K. Subsidiary, except for any such contravention, default, termination, cancellation, acceleration, loss or Encumbrance that could not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

    6. To the best of our knowledge, there are no claims, actions, proceedings or investigations pending or threatened involving or affecting either Company or any U.K. Subsidiary or any of their properties or assets, or any Shareholder, before any court or governmental or regulatory authority or body in which an adverse determination could reasonably be expected to have a Company Material Adverse Effect or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by the Share Purchase Agreement. To the best of our knowledge, neither Company nor any U.K. Subsidiary nor any property or assets or any of them nor any Shareholder is subject to any order, judgment, injunction or decree that could reasonably be expected to have a Company Material Adverse Effect.

  The opinion expressed in paragraph 3 above is qualified to the extent that the validity, binding nature or enforceability of any term of the Share Purchase Agreement may be limited or otherwise affected by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, and (b) general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law). Furthermore, such opinion is limited with respect to any indemnity provisions contained in the Share Purchase Agreement to the extent that the enforcement thereof may be limited by public policy considerations.

  This opinion letter is intended solely for your benefit in connection with the transactions contemplated by the Share Purchase Agreement and may not be relied upon by you for any other purpose, or relied upon by any other person for any purpose without our prior written consent.

  Our liability in respect of the above opinion shall not in any event exceed the sum of Fifteen Million Pounds Sterling ((Pounds)15,000,000) inclusive of all costs, demands, expenses, consequential damages and interest, and any such liability shall cease on the expiration of one year from the date of Closing.

                                          Very truly yours,

                                                                         ANNEX B
                     [LETTERHEAD OF SALOMON BROTHERS INC]
                                                                    July 5, 1996

Board of Directors
Plasma & Materials Technologies, Inc.
9255 Deering Avenue
Chatsworth, California 91311

Dear Sirs:

  You have requested our opinion, as investment bankers, as to the fairness, from a financial point of view, to Plasma & Materials Technologies, Inc. (the "Company") of the consideration to be paid by the Company in connection with the proposed acquisition (the "Acquisition") of Electrotech Ltd. ("ET") and Electrotech Equipments Ltd. ("ETE" and collectively with ET, "Electrotech") pursuant to the Share Purchase Agreement dated as of July 17, 1996 (the "Share Purchase Agreement"), among the Company, ET, ETE, and the shareholders named therein. Under the Share Purchase Agreement, the Company will acquire 100% of the outstanding capital stock of Electrotech for an aggregate of $75,000,000 (reduced by certain amounts to be otherwise paid by the Company pursuant to the Share Purchase Agreement) and 5,600,000 shares of the Company's Common Stock.

  In arriving at our opinion, we have reviewed the Share Purchase Agreement and its related exhibits. We have also reviewed certain publicly available business and financial information relating to the Company, as well as certain other information, including financial projections, provided to us by the Company and Electrotech. We have discussed the past and current operations and financial condition and prospects of the Company and Electrotech with members of senior management of the Company and Electrotech, respectively. We have also considered such other information, financial studies, analyses, investigations and financial, economic, market and trading criteria which we deemed relevant.

  In arriving at our opinion, we have assumed and relied on the accuracy and completeness of the information reviewed by us for the purpose of this opinion, and we have not assumed any responsibility for independent verification of such information or for any independent evaluation or appraisal of the assets of the Company or Electrotech. With respect to the Company's and Electrotech's financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's or Electrotech's, as the case may be, management as to the future financial performance of the Company or Electrotech, as the case may be, and we express no opinion with respect to such forecasts or the assumptions on which they are based. We have also assumed that the proposed Acquisition would be accounted for as a purchase in accordance with generally accepted accounting principles. Our opinion is necessarily based upon business, market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter and does not address the Company's underlying business decision to effect the proposed Acquisition or constitute a recommendation to any holder of the Company's Common Stock as to how such holder should

[LETTERHEAD OF SALOMON BROTHERS INC]

vote with respect to the proposed Acquisition. Our opinion as expressed below does not imply any conclusion as to the likely trading range for the Company's Common Stock following the consummation of the proposed Acquisition, which may vary depending on, among other factors, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities.

  We have acted as financial advisor to the Board of Directors of the Company in connection with the proposed Acquisition and will receive a fee for our services, a portion of which has been paid, a portion of which is payable upon the initial filing of the Company's proxy statement and the remaining portion of which is payable upon the consummation of the proposed Acquisition. We have from time to time provided significant investment banking and financial advisory services to the Company, including, but not limited to, participating as managing underwriter in the initial public offering of the Company's Common Stock in August 1995, for which we received substantial compensation. We will also act as placement agent with respect to the Company's proposed offering of convertible subordinated debt securities to be issued to partially finance the proposed Acquisition. In the ordinary course of our business, we actively trade the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

  Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid by the Company in connection with the proposed Acquisition is fair, from a financial point of view, to the Company.

Very truly yours,

SALOMON BROTHERS INC

                                                                        ANNEX C

                     PLASMA & MATERIALS TECHNOLOGIES, INC.
                            1991 STOCK OPTION PLAN

  Section 1. Description of Plan. This is the 1991 Stock Option Plan (the "Plan") of Plasma & Materials Technologies, Inc., a California corporation (the "Company"). Under the Plan, employees, directors, consultants and advisors of the Company or any of its Subsidiaries, to be selected as set forth below, may be granted options ("Options") to purchase shares of the Common Stock of the Company ("Common Stock"). For purposes of the Plan, the term "Subsidiary" means any corporation 50% or more of the voting stock of which is owned by the Company or by a Subsidiary of the Company. It is intended that the Options under the Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated Incentive Stock Options, or not qualify for such treatment and be designated Nonqualified Stock Options.

  Section 2. Purpose of this Plan. The purpose of the Plan and of granting options to employees, directors, consultants and advisors is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to such persons by assisting them in acquiring shares of Common Stock and to benefit directly from the Company's growth, development and financial success.

  Section 3. Eligibility. The persons who shall be eligible to receive grants of Options under the Plan shall be the employees, directors, consultants and advisors of the Company or any of its Subsidiaries. A person who holds an Option is herein referred to as a "Participant." More than one Option may be granted to any one Participant. Notwithstanding the foregoing, no Incentive Stock Option may be granted to any person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary unless (a) the Option Price (as hereinafter defined) is at least 110% of the fair market value of the Common Stock on the date of grant, and (b) the termination date of such Option is not later than five years after the date such Option is granted. For this purpose, a person's stock ownership is determined using the constructive ownership rules contained in Code Section 424(d).

  Only employees of the Company or a Subsidiary may be granted Incentive Stock Options under the Plan. The exercise of an Incentive Stock Option will not qualify for favorable income tax treatment unless the Participant remains an employee of the Company or a Subsidiary at all times during the period beginning on the date of the grant of the Incentive Stock Option and ending on the date three months before the date of the exercise of the Incentive Stock Option. For this purpose, a Participant who is on a leave of absence that exceeds ninety days will be considered to have terminated his employment on the ninety-first day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract. However, a Participant will not be considered to have incurred a termination of employment because of a transfer of employment between the Company and a Subsidiary (or vice versa).

  The aggregate fair market value (determined as of the time an Option is granted) of the Common Stock for which any Participant may be granted Incentive Stock Options first exercisable in any calendar year under the Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company or any Subsidiary shall not exceed $100,000.

  Section 4. Administration. This Plan shall be administered by the Board of Directors of the Company or a committee thereof (in either case, the "Board"). The Board shall be composed of individuals who qualify under Rule 16b-3 promulgated by the Securities and Exchange Commission and under Code Section 162(m).

  The Board is authorized and empowered to administer the Plan and, subject to the Plan, (a) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each such Participant, to specify the Option Price (as hereinafter defined) and the terms of Options, and in general to grant Options; (b) to determine, subject to the limits of Section 3 hereof, whether Options will be Incentive Stock Options or Nonqualified Stock Options;
(c) to determine the dates upon which Options shall be granted and to provide for the terms and conditions of the Options in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (d) to interpret the Plan; (e) to prescribe, amend and rescind rules relating to the Plan; and (f) to determine the rights and obligations of Participants under the Plan. The interpretation and construction by the Board of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

  Section 5. Shares Subject to the Plan. The number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall be 900,000 shares. Such number shall in any event be adjusted to reflect all stock splits, stock dividends or similar capital changes. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise shall again become available for the granting of additional Options under the Plan. The maximum number of shares that may be issued to any Participant shall be 500,000. For this purpose, an Option granted to a Participant shall be continued to be outstanding despite its cancellation, and the repricing of an Option shall be treated as the grant of a new option.

  Section 6. Option Price. The purchase price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be determined in each case by the Board with respect to each specific Option but shall not be less than the fair market value of such shares on the date of grant. In the event that the Company acquires another entity, the Board may authorize the issuance of Options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a) in the case of a Substitute Option that is intended to be an Incentive Stock Option.

  Section 7. Exercise of Options. Subject to all other provisions of the Plan, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in five equal cumulative annual installments commencing one year after the date of grant (provided the Participant is employed by the Company at the time of vesting), or in such other installments and at such other intervals as the Board may in any specific case or cases otherwise specifically determine in granting such Option. Each Option shall terminate and expire, and shall no longer be subject to exercise, ten years after the date of grant thereof, or at such earlier date as the Board may otherwise specifically determine in granting such Option. The Option shall be exercised by the Participant by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration (including promissory notes or shares of Common Stock then held by the Participant) as the Board may approve from time to time.

  Section 8. Option. Each Option granted under the Plan shall be evidenced by a written stock option executed by the Company and delivered to the Participant, which shall be substantially in the form attached as Exhibit A hereto, or shall be in such other form as specified by the Board. Such stock option shall indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option and, if an Incentive Stock Option, shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code.

  Section 9. Issuance of Common Stock. The Company's obligation to issue shares of Common Stock upon the exercise of an Option is expressly conditioned upon the making of such investment representations and related undertakings by the Participant (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any securities law registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or his legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such shares a legend setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies.

  Section 10. Nontransferability. No Option shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of a Participant, any Option granted to him shall be exercisable only by him. After the death of a Participant, the Option granted to him may be exercised, prior to its termination as provided by Section 13(b), only by his legal representative, his legatee or by any other person who acquired the right to exercise the Option by reason of the death of the Participant.

  Section 11. Recapitalization, Reorganization, Merger or Consolidation. If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made (a) in the aggregate number of shares of Common Stock which may be issued pursuant to the exercise of Options under the Plan, as provided in Section 5, and (b) in the number, price and kind of shares subject to any outstanding Option granted under the Plan.

  Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation in which the Company does not survive, the Plan and each outstanding Option shall terminate; provided that in such event: (a) each Participant to whom no Option has been tendered by the surviving corporation in accordance with all of the terms of clause (b) immediately below shall have the right until five days before the effective date of such dissolution or liquidation, or such merger or consolidation in which the Company is not the surviving corporation, to exercise in whole or in part any unexpired Option or Options issued to him, without regard to the installment provisions of Section 7 of the Plan or any option agreement; or
(b) in its sole and absolute discretion, the surviving corporation may, but shall not be so obligated, tender to any Participant holding an Option, an option or options to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required to preserve substantially all of the rights and benefits of any Option then outstanding under the Plan. Each Participant shall be given written notice by the Company of any such proposed or contemplated dissolution, liquidation, reorganization, merger or consolidation at least thirty-five (35) days prior to the effective date thereof, which notice shall advise such Participant of the proposed dissolution, liquidation, reorganization, merger or consolidation and the rights of the Participant pursuant to this paragraph.

  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Common Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, reorganization, merger or consolidation, or any issue by the Company of shares of stock of any class, or rights to purchase or subscribe for stock of any class, or securities convertible into shares of stock of any class.

  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

  Section 12. Rights as a Shareholder. A Participant holding an Option, or a transferee of an Option, shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 11.

  Section 13. Termination of Options. Each Option granted under the Plan shall set forth a termination date thereof, which date shall be not later than ten years from the date such Option is granted. Except where earlier termination is required by the terms of the Option, all Options shall terminate and expire upon the first to occur of the following events:

    (a) the expiration of 30 days from the date of such Participant's termination of employment (other than by reason of death), except that if the Participant is disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) at the time of his termination of employment, the expiration of one year from the date of the Participant's termination of employment;

    (b) the expiration of 180 days from the date of the death of such Participant if his death occurs while he is employed by the Company or any of its subsidiaries; or

    (c) the termination of the Option pursuant to Section 11 of the Plan.

  The termination of employment of a Participant by death or otherwise shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised, and the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

  For purposes of the above, in the case of Options granted to Participants who are directors of the Company or consultants or advisors to the Company, "employment" shall mean service as such director, consultant or advisor to the Company.

  Section 14. Withholding of Taxes. The Company shall deduct and withhold from the wages, salary, bonus and other income paid by the Company to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Participant upon exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company by the Participant of the required withholding tax, as the Board may determine.

  Section 15. Termination of Plan. The Plan shall terminate when all Options granted hereunder either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired, and in any event not later than ten (10) years from the date of the adoption of the plan or the date of the approval of the Plan by the shareholders of the Company, whichever is earlier. However, the Board may in its absolute discretion terminate the Plan at any time. No such termination, other than as provided for in Section 11 hereof, shall in any way affect any Option then outstanding.

  Section 16. Amendment of Plan. The Board may at any time amend or terminate this Plan. However, no amendment or termination may impair the rights of the Participant holding an Option without the Participant's consent. Also, except as may otherwise be permitted under Rule 16b-3 promulgated by the Securities and Exchange Commission, no amendment to the Plan may be adopted without the approval of the shareholders that would materially (a) increase the number of shares that may be issued to Participants subject to Section 16 of the Securities Exchange Act of 1934 ("Insiders"), (b) increase the benefits accruing to Insiders, or (c) modify the requirements for Insiders to participate.

  Further, the approval of shareholders must also be obtained if the Plan is amended in a way that relates to the class of individuals entitled to receive Incentive Stock Options, or the aggregate number of shares of Common Stock that may be issued under the Plan.

  Section 17. Amendment of Options. The Board may modify an existing Option, including the right to (a) change the exercise price, (b) accelerate the right to exercise it, (c) extend or renew it, or (d) cancel it and issue a new Option. However, no modification may be made to an Option that would impair the rights of the Participant holding the Option without his consent. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Code Section 424(h). Whether a modification of an existing Option granted to an Insider will be treated as a new grant for purposes of Section 16 of the Securities Exchange Act of 1934 will be determined in accordance with Rule 16b-3.

                                                                        ANNEX D

                    AMENDMENT TO THE 1991 STOCK OPTION PLAN

  The first sentence of Section 5 ("Shares Subject to the Plan") of the 1991 Stock Option Plan of Plasma & Materials Technologies, Inc. ("PMT") is hereby amended to read as follows: "The number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall be 1,300,000 shares; provided, however, that such number shall be increased to 2,400,000 shares upon, and subject to the occurrence of, the closing contemplated by that certain Share Purchase Agreement dated as of July 17, 1996 among PMT, Electrotech Limited and Electrotech Equipments Limited (collectively, "Electrotech") and the shareholders of Electrotech pursuant to which PMT acquires all of the outstanding capital stock of Electrotech."

                                                                        ANNEX E

                     GENERAL CORPORATION LAW OF CALIFORNIA

                                  CHAPTER 13

                              DISSENTERS' RIGHTS

(S) 1300. RIGHT TO REQUIRE PURCHASE--"DISSENTING SHARES" AND "DISSENTING SHAREHOLDER" DEFINED.

  (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision
(e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

  (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

    (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or
  (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

    (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or
  (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph
  (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

    (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

    (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

  (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

(S) 1301. DEMAND FOR PURCHASE.

  (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and
(4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

  (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

  (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

(S) 1302. ENDORSEMENT OF SHARES.

  Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

(S) 1303. AGREED PRICE--TIME FOR PAYMENT.

  (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

  (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

(S) 1304. DISSENTER'S ACTION TO ENFORCE PAYMENT.

  (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

  (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

  (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

(S) 1305. APPRAISERS' REPORT--PAYMENT COSTS.

  (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

  (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

  (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

  (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

  (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of
Section 1301).

(S) 1306. DISSENTING SHAREHOLDER'S STATUS AS CREDITOR.

  To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

(S) 1307. DIVIDENDS PAID AS CREDIT AGAINST PAYMENT.

  Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

(S) 1308. CONTINUING RIGHTS AND PRIVILEGES OF DISSENTING SHAREHOLDERS.

  Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined.
A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

(S) 1309. TERMINATION OF DISSENTING SHAREHOLDER STATUS.

  Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

    (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

    (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

    (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision
  (i) of Section 1110 was mailed to the shareholder.

    (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

(S) 1310. SUSPENSION OF PROCEEDINGS FOR PAYMENT PENDING LITIGATION.

  If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

(S) 1311. EXEMPT SHARES.

  This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

(S) 1312. ATTACKING VALIDITY OF REORGANIZATION OR MERGER.

  (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

  (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

  (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-from merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

                     PLASMA & MATERIALS TECHNOLOGIES, INC.

                ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 10, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned shareholder of Plasma & Materials Technologies, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 11, 1996, and hereby appoints Dr. Gregor A. Campbell, John A. Rollwagen and John W. LaValle, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Thursday, October 10, 1996 at 10:00 a.m., local time, at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, California 91367, and at any postponements or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY OBJECTION IS INDICATED, WILL BE VOTED FOR THE NOMINEES LISTED FOR ELECTION OF DIRECTORS IN PROPOSAL NO.
   2 AND FOR PROPOSAL NO. 4, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER
                    MATTERS AS MAY COME BEFORE THE MEETING.

                                MARK HERE FOR
                                ADDRESS CHANGE
                                AND NOTE ON REVERSE   [_]

                                                            SEE REVERSE
                                                               SIDE

                   (Continued and to be signed on other side)

                                                                              --

[X] PLEASE MARK YOUR
    VOTES AS IN THIS EXAMPLE.


1. Proposal 1: The Acquisition:

               FOR           AGAINST             ABSTAIN
               [_]             [_]                 [_]

2. Election of Directors:

               FOR ALL                AUTHORITY WITHHELD
              NOMINEES              (TO VOTE ALL NOMINEES)
                 [_]                          [_]

NOMINEES: Dr. Gregor A. Campbell, Brian D. Jacobs, John A. Rollwagen, G.
          Bradford Jones, Dr. Hiroyuki Mizuno and Charles Thompson

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.

- --------------------------------------------------------------------------------

3. Proposal 3: Amendment of PMT's 1991 Stock Option Plan:

               FOR           AGAINST             ABSTAIN
               [_]             [_]                 [_]

4. Proposal 4: Ratification of the appointment of Ernst & Young LLP as independent auditors:

               FOR           AGAINST             ABSTAIN
               [_]             [_]                 [_]

5. In their discretion, upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.

IMPORTANT--PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED EN-VELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


Signature(s): _____________ Date: _____  Signature(s): _____________ Date: _____

  THIS PROXY SHOULD BE MARKED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS, HER, THEIR OR ITS NAME APPEARS ON THE STOCK CERTIFICATE AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY TWO PEOPLE (FOR EXAMPLE, AS JOINT TENANTS OR COMMUNITY PROPERTY) BOTH PARTIES SHOULD SIGN.